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                                                                 Exhibit 10.49.1



                           INTERCONNECTION AGREEMENT
                           BETWEEN ITC/\DELTACOM, INC.
                     AND BELLSOUTH TELECOMMUNICATIONS, INC.
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                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                          PAGE 1


                                    AGREEMENT

         THIS AGREEMENT is made by and between BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, and ITC/\DeltaCom Communications, Inc., d/b/a ITC/\DeltaCom, hereinafter referred to as ("ITC/\DeltaCom") an Alabama corporation, and shall be deemed effective as of June 5, 2000. This agreement may refer to either BellSouth or ITC/\DeltaCom or both as a "Party" or "Parties."

                               W I T N E S S E T H

         WHEREAS, BellSouth is an incumbent local exchange telecommunications company authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

         WHEREAS, ITC/\DeltaCom is a competitive local exchange telecommunications company ("CLEC") authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

         WHEREAS, the Parties wish to interconnect their facilities, purchase unbundled elements, and exchange traffic specifically for the purposes of fulfilling their obligations pursuant to sections 251 and 252 of the Telecommunications Act of 1996 ("the Act").

         NOW THEREFORE, in consideration of the mutual agreements contained herein, BellSouth and ITC/\DeltaCom agree as follows:

1. TERM OF THE AGREEMENT

1.1 The term of this Agreement shall be two years, beginning June 5, 2000. The term of this Agreement may be extended by one year by mutual agreement of the Parties.

1.2 The Parties agree that by no later than one hundred and eighty (180) days prior to the expiration of this Agreement, they shall commence negotiations with regard to the terms, conditions and prices of local interconnection to be effective beginning on the expiration date of this Agreement ("Subsequent Agreement").

1.3 If, within one hundred and thirty-five (135) days of commencing the negotiation referred to in Section 1.2, above, the Parties are unable to satisfactorily negotiate new local interconnection terms, conditions and prices, either Party may petition the Commission to establish appropriate local interconnection arrangements pursuant to 47 U.S.C. 252. The Parties agree that, in such event, they shall encourage the Commission to issue its order regarding the appropriate local interconnection arrangements no later than the expiration date of this Agreement. The Parties further agree that in the event the Commission does not

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                                           GENERAL TERMS AND CONDITIONS - PART A
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     issue its order prior to the expiration date of this Agreement, or if the
     Parties continue beyond the expiration date of this Agreement to negotiate the local interconnection arrangements without Commission intervention, the terms, conditions and prices ultimately ordered by the Commission, or negotiated by the Parties, will be effective retroactive to the day following the expiration date of this Agreement. Until the Subsequent Agreement becomes effective, the Parties shall continue to exchange traffic pursuant to the terms and conditions of this Agreement.

2. ORDERING PROCEDURES

2.1 Detailed procedures for ordering and provisioning BellSouth services are set forth in BellSouth's Local Interconnection and Facility Based Ordering Guide, Resale Ordering Guide, and as set forth in Attachment 6 of this Agreement, as appropriate.

2.2 BellSouth has developed electronic systems for placing most resale and some UNE orders. BellSouth has also developed electronic systems for accessing data needed to place orders including valid address, available services and features, available telephone numbers, due date estimation on pre-order and calculation on firm order, and customer service records where applicable. Charges for OSS shall be as set forth in Attachment 1, Exhibit A, and in Attachment 11 of this Agreement.

3.   PARITY

3.1 The services and service provisioning that BellSouth provides ITC/\DeltaCom for resale will be at least equal in quality to that provided to BellSouth, or any BellSouth subsidiary, affiliate or end user. In connection with resale, BellSouth will provide ITC/\DeltaCom with pre-ordering, ordering, maintenance and trouble reporting, and daily usage data functionality that will enable ITC/\DeltaCom to provide equivalent levels of customer service to their local exchange customers as BellSouth provides to its own end users.

3.2 BellSouth shall also provide ITC/\DeltaCom with unbundled network elements, and access to those elements. The quality of an unbundled network element, as well as the quality of the access to such unbundled network element, that BellSouth provides to ITC/\DeltaCom shall be at least equal in quality to that which BellSouth provides to itself or to any BellSouth subsidiary, affiliate or other CLEC. The terms and conditions pursuant to which BellSouth provides access to unbundled network elements, including but not limited to the time within which BellSouth provisions such access to unbundled network elements, shall, at a minimum, be no less favorable to ITC/\DeltaCom than the terms and conditions under which BellSouth provisions such elements to itself. Consistent with all applicable rules and regulations, BellSouth shall provide ITC/\DeltaCom with pre-ordering, ordering, provisioning, maintenance and repair, and billing functionality at least equal to that which BellSouth provides for its own retail services.

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                                           GENERAL TERMS AND CONDITIONS - PART A
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4.   WHITE PAGES LISTINGS

     BellSouth shall provide ITC/\DeltaCom and their customers access to white pages directory listings under the following terms:

4.1 LISTINGS. BellSouth or its agent will include ITC/\DeltaCom residential and business customer listings in the appropriate White Pages (residential and business) or alphabetical directories. Directory listings will make no distinction between ITC/\DeltaCom and BellSouth subscribers.

4.2 RATES. Subscriber primary listing information in the White Pages shall be provided at no charge to ITC/\DeltaCom or its subscribers provided that ITC/\DeltaCom provides subscriber listing information to BellSouth at no charge.

4.3 PROCEDURES FOR SUBMITTING ITC/\DELTACOM SUBSCRIBER INFORMATION. BellSouth will provide to ITC/\DeltaCom a magnetic tape or computer disk containing the proper format for submitting subscriber listings. ITC/\DeltaCom will be required to provide BellSouth with directory listings and daily updates to those listings, including new, changed, and deleted listings, in an industry-accepted format. These procedures are detailed in BellSouth's Local Interconnection and Facility Based Ordering Guide.

4.4 UNLISTED AND NON-PUBLISHED SUBSCRIBERS. ITC/\DeltaCom will be required to provide to BellSouth the names, addresses and telephone numbers of all ITC/\DeltaCom customers that wish to be omitted from directories.

4.5 INCLUSION OF ITC/\DELTACOM CUSTOMERS IN DIRECTORY ASSISTANCE DATABASE. BellSouth will include and maintain ITC/\DeltaCom subscriber listings in BellSouth's directory assistance databases at no charge. BellSouth and ITC/\DeltaCom will formulate appropriate procedures regarding lead time, timeliness, format and content of listing information.

4.6 LISTING INFORMATION CONFIDENTIALITY. BellSouth will accord ITC/\DeltaCom's directory listing information the same level of confidentiality that BellSouth accords its own directory listing information, and BellSouth shall limit access to ITC/\DeltaCom's customer proprietary confidential directory information to those BellSouth employees who are involved in the preparation of listings.

4.7 OPTIONAL LISTINGS. Additional listings and optional listings will be offered by BellSouth at tariffed rates as set forth in the General Subscriber Services Tariff.

4.8 DELIVERY. BellSouth or its agent shall deliver White Pages directories to ITC/\DeltaCom subscribers at no charge.

4.9 Notwithstanding any provision(s) to the contrary, ITC/\DeltaCom shall provide to BellSouth, and BellSouth shall accept, ITC/\DeltaCom's Subscriber Listing

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                                           GENERAL TERMS AND CONDITIONS - PART A
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     Information (SLI) relating to ITC/\DeltaCom's customers in the geographic area(s) covered by this Interconnection Agreement. ITC/\DeltaCom authorizes BellSouth to release all such ITC/\DeltaCom SLI provided to BellSouth by ITC/\DeltaCom to qualifying third parties via either license agreement or BellSouth's Directory Publishers Database Service (DPDS), General
     Subscriber Services Tariff, Section A38.2, as the same may be amended from time to time. Such CLEC SLI shall be intermingled with BellSouth's own customer listings and listings of any other CLEC that has authorized a similar release of SLI. Where necessary, BellSouth will use good faith efforts to obtain state commission approval of any necessary modifications to Section A38.2 of its tariff to provide for release of third party directory listings, including modifications regarding listings to be released pursuant to such tariff and BellSouth's liability thereunder. BellSouth's obligation pursuant to this Section shall not arise in any particular state until the commission of such state has approved modifications to such tariff.

4.9.1 No compensation shall be paid to ITC/\DeltaCom for BellSouth's receipt of ITC/\DeltaCom SLI, or for the subsequent release to third parties of such SLI. In addition, to the extent BellSouth incurs costs to modify its systems to enable the release of ITC/\DeltaCom's SLI, or costs on an ongoing basis to administer the release of ITC/\DeltaCom's SLI, ITC/\DeltaCom shall pay to BellSouth its proportionate share of the reasonable costs associated therewith.

4.9.2 BellSouth shall not be liable for the content or accuracy of any SLI provided by ITC/\DeltaCom under this Agreement. ITC/\DeltaCom shall indemnify, hold harmless and defend BellSouth from and against any damages, losses, liabilities, demands claims, suits, judgments, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising from BellSouth's tariff obligations or otherwise and resulting from or arising out of any third party's claim of inaccurate ITC/\DeltaCom listings or use of the SLI provided pursuant to this Agreement. BellSouth may forward to ITC/\DeltaCom any complaints received by BellSouth relating to the accuracy or quality of ITC/\DeltaCom listings.

4.9.3 Listings and subsequent updates will be released consistent with BellSouth system changes and/or update scheduling requirements.

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                                           GENERAL TERMS AND CONDITIONS - PART A
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5.   BONA FIDE REQUEST/NEW BUSINESS REQUEST PROCESS FOR FURTHER UNBUNDLING

     If ITC/\DeltaCom is a facilities based provider or a facilities based and resale provider, this section and Attachment 9 shall apply. BellSouth shall, upon request of ITC/\DeltaCom, provide to ITC/\DeltaCom access to its unbundled elements at any technically feasible point for the provision of ITC/\DeltaCom 's telecommunications service where such access is necessary and failure to provide access would impair the ability of ITC/\DeltaCom to provide services that it seeks to offer. Any request by ITC/\DeltaCom for access to an unbundled element that is not already available shall be treated as an unbundled element Bona Fide Request/New Business Request, and shall be submitted to BellSouth pursuant to the Bona Fide Request/New Business Request process set forth following.

5.1 Bona Fide Request/New Business Requests are to be used when ITC/\DeltaCom makes a request of BellSouth to provide a new or modified network element, interconnection option, or other service option pursuant to the Telecommunications Act of 1996; or to provide a new or custom capability or function to meet ITC/\DeltaCom's business needs, referred to as a Business Opportunity Request (BOR). The BFR process is intended to facilitate the two way exchange of information between the requesting Party and BellSouth, necessary for accurate processing of requests in a consistent and timely fashion.

5.2 A Bona Fide Request/New Business Request shall be submitted in writing by ITC/\DeltaCom and shall specifically identify the required service date, technical requirements, space requirements and/or such specifications that clearly define the request such that BellSouth has sufficient information to analyze and prepare a response. Such a request also shall include a ITC/\DeltaCom's designation of the request as being (i) pursuant to the Telecommunications Act of 1996 or (ii) pursuant to the needs of the business. The request shall be sent to ITC/\DeltaCom 's Account Executive.

5.3 A product or service provided by BellSouth to another CLEC pursuant to the BFR/NBR process shall be made available to ITC/\DeltaCom upon request, on the same terms and conditions.

6.   LIABILITY AND INDEMNIFICATION

6.1 BELLSOUTH LIABILITY. BellSouth shall take financial responsibility for its own actions in causing, or its lack of action in preventing, unbillable or uncollectible ITC/\DeltaCom revenues.

6.2 LIABILITY FOR ACTS OR OMISSIONS OF THIRD PARTIES. Neither BellSouth nor ITC/\DeltaCom shall be liable for any act or omission of another telecommunications company providing a portion of the services provided under this Agreement.

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                                           GENERAL TERMS AND CONDITIONS - PART A
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6.3  LIMITATION OF LIABILITY.

     6.3.1 With respect to any claim or suit, whether based in contract, tort or any other theory of legal liability, by ITC/\DeltaCom, any ITC/\DeltaCom customer or by any other person or entity, for damages associated with any of the services provided by BellSouth pursuant to or in connection with this Agreement, including but not limited to the installation, provision, preemption, termination, maintenance, repair or restoration of service, and subject to the provisions of the remainder of this Part A, BellSouth's liability shall be limited to an amount equal to the proportionate charge for the service provided pursuant to this Agreement for the period during which the service was affected. With respect to any claim or suit, whether based in contract, tort or any other theory of legal liability, by BellSouth, any BellSouth customer or by any other person or entity, for damages associated with any of the services provided by ITC/\DeltaCom pursuant to or in connection with this Agreement, including but not limited to the installation, provision, preemption, termination, maintenance, repair or restoration of service, and subject to the provisions of the remainder of this Part A, ITC/\DeltaCom's liability shall be limited to an amount equal to the proportionate charge for the service provided pursuant to this Agreement for the period during which the service was affected. Notwithstanding the foregoing, claims for damages by ITC/\DeltaCom, any ITC/\DeltaCom customer or any other person or entity resulting from the gross negligence or willful misconduct of BellSouth and claims for damages by ITC/\DeltaCom resulting from the failure of BellSouth to honor in one or more material respects any one or more of the material provisions of this Agreement shall not be subject to such limitation of liability. Likewise, claims for damages by BellSouth, any BellSouth customer or any other person or entity resulting from the gross negligence or willful misconduct of ITC/\DeltaCom and claims for damages by BellSouth resulting from the failure of ITC/\DeltaCom to honor in one or more material respects any one or more of the material provisions of this Agreement shall not be subject to such limitation of liability.

     6.3.2 LIMITATIONS IN TARIFFS. Subject to the provisions of 6.3.1, a Party may, in its sole discretion, provide in its tariffs and contracts with its Customer and third parties that relate to any service, product or function provided or contemplated under this Agreement, that to the maximum extent permitted by Applicable Law, such Party shall not be liable to Customer or third Party for (i) any Loss relating to or arising out of this Agreement, whether in contract, tort or otherwise, that exceeds the amount such party would have charged that applicable person for the service, product or function that gave rise to such Loss and (ii) Consequential Damages. To the extent that a Party elects not to place in its tariffs or contracts such limitations of liability, and the other Party incurs a Loss as a result thereof, such Party shall indemnify and reimburse the other Party for that portion of the Loss that would have been limited had the first Party included in its tariffs and contracts the limitations of liability that such other Party included in its own tariffs at the time of such Loss.

     6.3.3 Neither BellSouth nor ITC/\DeltaCom shall be liable for damages to the other's terminal location, POI or other company's customers' premises resulting

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                                           GENERAL TERMS AND CONDITIONS - PART A
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     from the furnishing of a service, including, but not limited to, the installation and removal of equipment or associated wiring, except to the extent caused by a company's negligence or willful misconduct or by a company's failure to properly ground a local loop after disconnection.

     6.3.4 Under no circumstance shall a Party be responsible or liable for indirect, incidental, or consequential damages, including, but not limited to, economic loss or lost business or profits, damages arising from the use or performance of equipment or software, or the loss of use of software or equipment, or accessories attached thereto, delay, error, or loss of data. In connection with this limitation of liability, each Party recognizes that the other Party may, from time to time, provide advice, make recommendations, or supply other analyses related to the Services, or facilities described in this Agreement, and, while each Party shall use diligent efforts in this regard, the Parties acknowledge and agree that this limitation of liability shall apply to provision of such advice, recommendations, and analyses.

6.4 INDEMNIFICATION FOR CERTAIN CLAIMS. BellSouth and ITC/\DeltaCom providing services, their affiliates and their parent company, shall be indemnified, defended and held harmless by each other against any claim, loss or damage arising from the receiving company's use of the services provided under this Agreement pertaining to (1) claims for libel, slander, invasion of privacy or copyright infringement arising from the content of the receiving company's own communications, or (2) any claim, loss or damage claimed by the other company's customer arising from one company's use or reliance on the other company's services, actions, duties, or obligations arising out of this Agreement; provided that in the event of a claim arising under this
     Section 6.4(2), to the extent any claim, loss or damage is caused by the gross negligence or willful misconduct of the providing party, the receiving Party shall have no obligation to indemnify, defend or hold harmless the providing Party hereunder, subject to the other terms of this
     Section 6.

6.5 DISCLAIMER. EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER PARTY CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, OR FACILITIES PROVIDED UNDER THIS AGREEMENT. THE PARTIES DISCLAIM, WITHOUT LIMITATION, ANY WARRANTY OR GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.

6.6 ITC/\DeltaCom and BellSouth will work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, or any other services related to this Agreement. The Parties fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

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                                           GENERAL TERMS AND CONDITIONS - PART A
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7.   COURT ORDERED REQUESTS FOR CALL DETAIL RECORDS AND OTHER SUBSCRIBER
     INFORMATION.

     To the extent technically feasible, BellSouth maintains call detail records for ITC/\DeltaCom end users for limited time periods and can respond to subpoenas and court ordered requests for information. BellSouth shall maintain such information for ITC/\DeltaCom end users for the same length of time it maintains such information for its own end users.

7.1 ITC/\DeltaCom agrees that BellSouth will respond to subpoenas and court ordered requests delivered directly to BellSouth for the purpose of providing call detail records when the targeted telephone numbers belong to ITC/\DeltaCom end users. Billing for such requests will be generated by BellSouth and directed to the law enforcement agency initiating the request.

7.2 ITC/\DeltaCom agrees that in cases where ITC/\DeltaCom receives subpoenas or court requests for call detail records for targeted telephone numbers belonging to ITC/\DeltaCom end users, ITC/\DeltaCom will advise the law enforcement agency initiating the request to redirect the subpoena or court ordered request to BellSouth. Billing for call detail information will be generated by BellSouth and directed to the law enforcement agency initiating the request.

7.3 In cases where the timing of the response to the law enforcement agency prohibits ITC/\DeltaCom from having the subpoena or court ordered request redirected to BellSouth by the law enforcement agency, ITC/\DeltaCom will furnish the official request to BellSouth for providing the call detail information. BellSouth will provide the call detail records to ITC/\DeltaCom and bill ITC/\DeltaCom for the information. ITC/\DeltaCom agrees to reimburse BellSouth for the call detail information provided.

7.4 ITC/\DeltaCom will provide ITC/\DeltaCom end user and/or other customer information that is available to ITC/\DeltaCom in response to subpoenas and court orders for their own customer records. BellSouth will redirect subpoenas and court ordered requests ITC/\DeltaCom end user and/or other customer information to ITC/\DeltaCom for the purpose of providing this information to the law enforcement agency.

8.   INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION

8.1 NO LICENSE. No patent, copyright, trademark or other proprietary right is licensed, granted or otherwise transferred by this Agreement. ITC/\DeltaCom is strictly prohibited from any use, including but not limited to in sales, in marketing or advertising of telecommunications services, of any BellSouth name, service mark or trademark.

8.2 OWNERSHIP OF INTELLECTUAL PROPERTY. Any intellectual property which originates from or is developed by a Party shall remain in the exclusive ownership of that
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                                           GENERAL TERMS AND CONDITIONS - PART A
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     Party. Except for a limited license to use patents or copyrights to the extent necessary for the Parties to use any facilities or equipment (including software) or to receive any service solely as provided under this Agreement, no license in patent, copyright, trademark or trade secret, or other proprietary or intellectual property right now or hereafter owned, controlled or licensable by a Party, is granted to the other Party or shall be implied or arise by estoppel. It is the responsibility of each Party to ensure at no additional cost to the other Party that it has obtained any necessary licenses in relation to intellectual property of third Parties used in its network that may be required to enable the other Party to use any facilities or equipment (including software), to receive any service, or to perform its respective obligations under this Agreement.

8.3 INDEMNIFICATION. The Party providing a service pursuant to this Agreement will defend the Party receiving such service or data provided as a result of such service against claims of infringement arising solely from the use by the receiving Party of such service and will indemnify the receiving Party for any damages awarded based solely on such claims in accordance with Section 6 of this Agreement.

     Promptly after receipt of notice of any claim or the commencement of any action for which a Party may seek indemnification pursuant to this Section, such Party (the "Indemnified Party") shall promptly give written notice to the other Party (the "Indemnifying Party") of such claim or action, but the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability it may have to the Indemnified Party except to the extent the Indemnifying Party has actually been prejudiced thereby. The Indemnifying Party shall be obligated to assume the defense of such claim, at its own expense. The Indemnified Party shall cooperate with the Indemnifying Party's reasonable requests for assistance or Information relating to such claim, at the Indemnifying Party's expense. The Indemnified Party shall have the right to participate in the investigation and defense of such claim or action, with separate counsel chosen and paid for by the Indemnified Party.

8.4 CLAIM OF INFRINGEMENT. In the event that use of any facilities or equipment (including software), becomes, or in reasonable judgment of the Party who owns the affected network is likely to become, the subject of a claim, action, suit, or proceeding based on intellectual property infringement, then said Party shall promptly and at its sole expense, but subject to the limitations of liability set forth below:

     8.4.1 modify or replace the applicable facilities or equipment (including software) while maintaining form and function, or

     8.4.2 obtain a license sufficient to allow such use to continue.

     8.4.3 In the event 8.4.1 or 8.4.2 are commercially unreasonable, then said Party may, terminate, upon reasonable notice under the circumstances, this contract with respect to use of, or services provided through use of, the affected facilities

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                                           GENERAL TERMS AND CONDITIONS - PART A
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     or equipment (including software), but solely to the extent required to avoid the infringement claim.

8.5 EXCEPTION TO OBLIGATIONS. Neither Party's obligations under this Section shall apply to the extent the infringement is caused by: (i) modification of the facilities or equipment (including software) by the indemnitee; (ii) use by the indemnitee of the facilities or equipment (including software) in combination with equipment or facilities (including software) not provided or authorized by the indemnitor provided the facilities or equipment (including software) would not be infringing if used alone; (iii) conformance to specifications of the indemnitee which would necessarily result in infringement; or (iv) continued use by the indemnitee of the affected facilities or equipment (including software) after being placed on notice to discontinue use as set forth herein.

8.6 EXCLUSIVE REMEDY. The foregoing shall constitute the Parties' sole and exclusive remedies and obligations with respect to a third party claim of intellectual property infringement arising out of the conduct of business under this agreement.

9.   TREATMENT OF PROPRIETARY AND CONFIDENTIAL INFORMATION

9.1 CONFIDENTIAL INFORMATION. It may be necessary for BellSouth and ITC/\DeltaCom to provide each other with certain confidential information, including trade secret information, including but not limited to, technical and business plans, technical information, proposals, specifications, drawings, procedures, customer account data, call detail records and like information (hereinafter collectively referred to as "Information"). All Information shall be in writing or other tangible form and clearly marked with a confidential, private or proprietary legend and that the Information will be returned to the owner within a reasonable time. The Information shall not be copied or reproduced in any form. BellSouth and ITC/\DeltaCom shall receive such Information and not disclose such Information. BellSouth and ITC/\DeltaCom shall protect the Information received from distribution, disclosure or dissemination to anyone except employees of BellSouth and ITC/\DeltaCom with a need to know such Information and which employees agree to be bound by the terms of this Section. BellSouth and ITC/\DeltaCom will use the same standard of care to protect Information received as they would use to protect their own confidential and proprietary Information. Where customer specific information or critical network information is communicated orally to designated company representatives in furtherance of this Agreement, both Parties agree that those employees shall protect such Information from disclosure to anyone except employees of BellSouth and ITC/\DeltaCom with a need to know such Information.

9.2 EXCEPTION TO OBLIGATION. Notwithstanding the foregoing, there will be no obligation on BellSouth or ITC/\DeltaCom to protect any portion of the Information that is: (1) made publicly available by the owner of the Information or lawfully disclosed by a Party other than BellSouth or ITC/\DeltaCom; (2)
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                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 11

     lawfully obtained from any source other than the owner of the Information; or (3) previously known to the receiving Party without an obligation to keep it confidential.

10.  ASSIGNMENTS

     Any assignment by either Party to any non-affiliated entity of any right, obligation or duty, or of any other interest hereunder, in whole or in part, without the prior written consent of the other Party shall be void. A Party may assign this Agreement or any right, obligation, duty or other interest hereunder to an Affiliate company of the Party without the consent of the other Party. All obligations and duties of any Party under this Agreement shall be binding on all successors in interest and assigns of such Party. No assignment of delegation hereof shall relieve the assignor of its obligations under this Agreement in the event that the assignee fails to perform such obligations.

11.  RESOLUTION OF DISPUTES

     Except as otherwise stated in this Agreement, the Parties agree that if any dispute arises as to the interpretation of any provision of this Agreement or as to the proper implementation of this Agreement, either Party may petition the Commission for a resolution of the dispute; provided, however, that to the extent any issue disputed hereunder involves issues beyond the scope of authority or jurisdiction of the Commission, the parties may seek initial resolution of such dispute in another appropriate forum. However, each Party reserves any rights it may have to seek judicial review of any ruling made by the Commission concerning this Agreement.


12.  LIMITATION OF USE

     The Parties agree that this Agreement shall not be offered by either Party in another jurisdiction as evidence of any concession or as a waiver of any position taken by the other Party in that jurisdiction or for any other purpose.

13.  TAXES

     Any Federal, state or local excise, license, sales, use or other taxes or tax-like charges (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other party. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The Party obligated to collect and remit taxes shall do so unless the other Party provides such Party with the required evidence of exemption. The Party to obligated to pay any such taxes may contest the same and shall be entitled to the benefit of any refund or recovery. The Party obligated to collect and remit taxes shall

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

                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 12
     cooperate fully in any such contest by the other Party by providing, records, testimony, and such additional information or assistance as may reasonably be necessary to pursue the contest.

14.  FORCE MAJEURE

     In the event performance of this Agreement, or any obligation hereunder, is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or like acts of God, wars, revolution, civil commotion, explosion, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other Party, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis until the delay, restriction or interference has ceased); provided however, that the Party so affected shall use best efforts to avoid or remove such causes of non-performance and both Parties shall proceed whenever such causes are removed or cease.

15.  YEAR 2000 COMPLIANCE

     Each party warrants that it has implemented a program the goal of which is to ensure that all software, hardware and related materials (collectively called "Systems") delivered, connected with or supplied in the furtherance of the terms and conditions specified in this Agreement (I) will record, store, process and display calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality as such software records, stores, processes and calendars dates falling on or before December 31, 1999; and (ii) shall include without limitation date data century recognition, calculations that accommodate same century and multicentury formulas and date values, and date data interface values that reflect the century.

16.  MODIFICATION OF AGREEMENT

     16.1 BellSouth shall make available to ITC/\DeltaCom, pursuant to 47 USC ss. 252, the FCC rules and regulations and the Supreme Court Order in AT&T CORPORATION V. IOWA UTILITIES BOARD regarding such availability, ITC/\DeltaCom any interconnection, service, or network element provided under any other agreement filed and approved pursuant to 47 USC ss. 252. The adopted interconnection, service, or network element and agreement shall apply to the same states as such other agreement and for the identical term of such other agreement.

North Carolina

                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 13

16.2 No modification, amendment, supplement to, or waiver of the Agreement or any of its provisions shall be effective and binding upon the Parties unless it is made in writing and duly signed by the Parties.

16.3 Execution of this Agreement by either Party does not confirm or infer that the executing Party agrees with any decision(s) issued pursuant to the Telecommunications Act of 1996 and the consequences of those decisions on specific language in this Agreement. Neither Party waives its rights to appeal or otherwise challenge any such decision(s) and each Party reserves all of its rights to pursue any and all legal and/or equitable remedies, including appeals of any such decision(s).

16.4 In the event that any effective legislative, regulatory, judicial or other legal action materially affects any material terms of this Agreement, or the ability of ITC/\DeltaCom or BellSouth to perform any material terms of this Agreement, ITC/\DeltaCom or BellSouth may, on thirty (30) days' written notice require that such terms be renegotiated, and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required. In the event that such new terms are not renegotiated within ninety (90) days after such notice, the Dispute shall be referred to the Dispute Resolution procedure set forth in Section 11.

16.5 If any provision of this Agreement, or the application of such provision to either Party or circumstance, shall be held invalid, the remainder of the Agreement, or the application of any such provision to the Parties or circumstances other than those to which it is held invalid, shall not be effective thereby, provided that the Parties shall attempt to reformulate such invalid provision to give effect to such portions thereof as may be valid without defeating the intent of such provision.

16.6 If ITC/\DeltaCom changes its name or makes changes to its structure or identity due to a merger, acquisition, transfer or any other reason, it is the responsibility of ITC/\DeltaCom to notify BellSouth of said change and request that an amendment to this Agreement, if necessary, be executed to reflect said change.

17.  WAIVERS

     A failure or delay of either Party to enforce any of the provisions hereof, to exercise any option which is herein provided, or to require performance of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or options, and each Party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement.

18.  GOVERNING LAW

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to its conflict of laws principles.

North Carolina

                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 14

19.  ARM'S LENGTH NEGOTIATIONS

     This Agreement was executed after arm's length negotiations between the undersigned Parties and reflects the conclusion of the undersigned that this Agreement is in the best interests of all Parties.

20.  NOTICES

     20.1 Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

                  BELLSOUTH TELECOMMUNICATIONS, INC.

                  CLEC Account Team
                  9th Floor
                  600 North 19th Street
                  Birmingham, Alabama 35203

                  and

                  General Attorney - COU
                  Suite 4300
                  675 W. Peachtree St.
                  Atlanta, GA 30375

                  ITC/\DeltaCom

                  Senior Manager - Industry Relations
                  1530 DeltaCom Drive
                  PO Box 787
                  Anniston, AL 36202

                  and

                  Director - Regulatory Affairs
                  4092 S. Memorial Parkway
                  Huntsville, AL  35802

         or at such other address as the intended recipient previously shall have designated by written notice to the other Party.

20.2 Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been

North Carolina

                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 15

     delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails.

20.3 BellSouth shall provide ITC/\DeltaCom 45-day advance notice via Internet posting of price changes and of changes to the terms and conditions of services available for resale. To the extent that revisions occur between the time BellSouth notifies ITC/\DeltaCom of changes under this Agreement and the time the changes are scheduled to be implemented, BellSouth will immediately notify ITC/\DeltaCom of such revisions consistent with its internal notification process. ITC/\DeltaCom may not hold BellSouth responsible for any cost incurred as a result of such revisions, unless such costs are incurred as a result of BellSouth's intentional misconduct. ITC/\DeltaCom may not utilize any notice given under this subsection concerning a service to market resold offerings of that service in advance of BellSouth.

21.  DISCONTINUANCE OF SERVICE

     Each Party reserves the right to suspend or terminate service in the event of prohibited, unlawful or improper use of facilities or service or any other violation of or noncompliance with the terms and conditions contained in the Parties' applicable tariffs, or in the event of nonpayment for services in accordance with Attachment 7 of this Agreement.

22.  TRUE-UP

         THIS SECTION APPLIES ONLY TO TENNESSEE.

     The interim prices for Unbundled Network Elements, Local Interconnection and Ancillary Services referenced above shall be subject to true-up according to the following procedures:

          1. The interim prices shall be trued-up, either up or down, based on final prices determined either by further agreement between the Parties, or by a final order (including any appeals) of the Commission which final order meets the criteria of (3) below. The Parties shall implement the true-up by comparing the actual volumes and demand for each item, together with interim prices for each item, with the final prices determined for each item. Each Party shall keep its own records upon which the true-up can be based, and any final payment from one Party to the other shall be in an amount agreed upon by the Parties based on such records. In the event of any disagreement as between the records or the Parties regarding the amount of such true-up, the Parties agree that the body having jurisdiction over the matter shall be called upon to resolve such differences, or the Parties may mutually agree to submit the matter to the Dispute Resolution process in accordance with the provisions of Section 16 of the General Terms and Conditions and Attachment 1 of the Agreement.

North Carolina

                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 16

          2. The Parties may continue to negotiate toward final prices, but in the event that no such agreement is reached within nine (9) months, either Party may petition the Commission to resolve such disputes and to determine final prices for each item. Alternatively, upon mutual agreement, the Parties may submit the matter to the Dispute Resolution Process set forth in Section 16 of the General Terms and Conditions and Attachment 1 of the Agreement, so long as they file the resulting agreement with the Commission as a "negotiated agreement" under
          Section 252(e) of the Act.

          3. A final order of this Commission that forms the basis of a true-up shall be the final order as to prices based on appropriate cost studies, or potentially may be a final order in any other Commission proceeding which meets the following criteria:

               (a) BellSouth and ITC/\DeltaCom is entitled to be a full party to the proceeding;

               (b)  It shall apply the provisions of the federal
                    Telecommunications Act of 1996, including but not limited to
                    Section 252(d)(1) (which contains pricing standards) and all then-effective implementing rules and regulations; and,

               (c) It shall include as an issue the geographic deaveraging of unbundled element prices, which deaveraged prices, if any are required by said final order, shall form the basis of any true-up.

23.  RULE OF CONSTRUCTION

     No rule of construction requiring interpretation against the drafting Party hereof shall apply in the interpretation of this Agreement.

24.  HEADINGS OF NO FORCE OR EFFECT

     The headings of Articles and Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

25.  MULTIPLE COUNTERPARTS

     This Agreement may be executed multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute but one and the same document.

26. ENTIRE AGREEMENT

     This Agreement and its Attachments, incorporated herein by this reference, sets forth the entire understanding and supersedes prior agreements between the

North Carolina

                                           GENERAL TERMS AND CONDITIONS - PART A
                                                                         PAGE 17

     Parties relating to the subject matter contained herein and merges all prior discussions between them, and neither Party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the Party to be bound thereby.

     THIS AGREEMENT INCLUDES ATTACHMENTS WITH PROVISIONS FOR THE FOLLOWING
     SERVICES:

     Unbundled Network Elements (UNEs)
     Local Interconnection
     Resale
     Collocation

     IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year above first written.

BELLSOUTH TELECOMMUNICATIONS, INC.          ITC/\DELTACOM COMMUNICATIONS, INC.

           /s/ Jerry D. Hendrix                   /s/ Christopher J. Rozycki
-------------------------------             --------------------------------
                  Signature                               Signature

               Jerry D. Hendrix                       Christopher J. Rozycki
-------------------------------             --------------------------------
                  Name                                    Name

        Sr. Director                         Director of Regulatory Affairs
-------------------------------             --------------------------------
                  Title                                   Title

                 6/1/00                                  6/2/00
-------------------------------             --------------------------------
                  Date                                    Date

North Carolina

                                          GENERAL TERMS AND CONDITIONS -- PART B


                  PAGES 19 THROUGH 24 LEFT BLANK INTENTIONALLY

                                          GENERAL TERMS AND CONDITIONS -- PART B
                                                                         PAGE 25
                                   DEFINITIONS


                   "Access Service Request" or "ASR" means an industry standard form used by the Parties to add, establish, change or disconnect trunks for the purposes of interconnection.

                   "Act" means the Communications Act of 1934, 47 U.S.C. 151 et seq., as amended, including the Telecommunications Act of 1996, and as interpreted from time to time in the duly authorized rules and regulations of the FCC or the Commission/Board.

                   "Advanced Intelligent Network" or "AIN" is a
                  Telecommunications network architecture in which call processing, call routing and network management are provided by means of centralized databases.

                   "Affiliate" is an entity directly owns or controls, or is
                  under common ownership or control with, another entity. For purposes of this paragraph, the term "own" or "control" means to own an equity interest (or equivalent thereof) of more than 10 percent.

                   "American National Standards Institute" or "ANSI" is a
                  standards setting, non-government organization, which develops and publishes standards for "voluntary" use in the United States.

                   "Automatic Number Identification" or "ANI" is a telephone
                  number associated with the access line from which the a call originates.

                   "Calling Party Number" or "CPN" is a Common Channel Signaling
                  parameter which refers to the number transmitted through the network identifying the calling party.

                   "Carrier Identification Code" or "CIC" means a three or four digit number assigned to an IXC that identifies that carrier's traffic.

                   "Centralized Message Distribution System" is a national
                  system, that Local Exchange Carriers use to exchange Exchange Message Interface (EMI) formatted data among host companies.

                   "Commission" is defined as the appropriate regulatory agency in each of BellSouth's nine state region, Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

                   "Common Channel Signaling" or "CCS" means a method of
                  exchanging call set-up and network control data over a digital signaling network fully separate from the Public Switched Network that carries the actual call.

                   "Customer Local Area Signaling Services" or "CLASS" is a set
                  of call management service features consisting of number translation such as call forwarding and caller identification, available within a the Local Access and Transport Area ("LATA").

                   "Digital Service - Level 0" or "DS-0" means the 64 Kbps
                  zero-level signal in the time division multiplex hierarchy.

                   "Digital Service - Level 1" or "DS-1" means the 1.544 Mbps in the time division multiplex hierarchy.

                   "Digital Service - Level 3" or "DS-3" means the 44.736 Mbps in the time division multiplex hierarchy.

                   "Exchange Message Interface" is the nationally administered standard format for the exchange of data among the Exchange Carriers within the telecommunications industry.

                   "Exchange Access" means the offering by a LEC of services or facilities to an IXC for the purpose of the origination or termination of telephone toll services.

                   "Feature Group A" or "FGA" means FGA interexchange access as defined in BellSouth's FCC Tariff No. 1.

                   "Feature Group B" or "FGB" means FGB interexchange access as defined in BellSouth's FCC Tariff No. 1.

                   "Feature Group D" or "FGD" means FGD interexchange access as defined in BellSouth's FCC Tariff No. 1.

                   "Interconnection" is the linking of the BellSouth and
                  ITC/\DeltaCom networks for the mutual exchange of traffic as described in Attachment 3 of this Agreement.

                   "Point of Interconnection" or "POI" is as described in
                  Attachment 3 of this Agreement.

                   "Interexchange Carrier" or "IXC" means a provider of
                  interexchange telecommunications services.

                   "Local Exchange Carrier" or "LEC" is as defined in the Act.

                   "Local Exchange Routing Guide" or "LERG" means a Telcordia administered product that is used by LECs and IXCs to identify NPA-NXX routing and homing information as well as Network Element and equipment designations.

                   "Local Interconnection" is defined as 1) the delivery of
                  local traffic to be terminated on each Party's local network so that end users of either Party have the ability to reach end users of the other Party without the use of any access code or substantial delay in the processing of the call; 2) the LEC unbundled network features, functions, and capabilities set forth in this Agreement; and 3) Service Provider Number Portability sometimes referred to as temporary telephone number portability to be implemented pursuant to the terms of this Agreement.

                   "Local Access and Transport Area" or "LATA" means one of the contiguous geographic areas established pursuant to the AT&T Consent Decree to define the permitted operating regions of the RBOCs prior to the enactment of the Telecommunications Act of 1996.

                   "Multiple Exchange Carrier Access Billing" or ("MECAB") means the document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions ("ATIS") and by Bellcore as Special Report SR-BDS-000983, Containing the recommended guidelines for the billing of Exchange Service access provided by two or more LECs and/or CLECs or by one LEC in two or more states within a single LATA.

                   "Network Element" defined to mean a facility or equipment
                  used in the provision of a telecommunications service. Such term may include, but is not limited to, features, functions, and capabilities that are provided by means of such facility or equipment, including but not limited to, subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a telecommunications service.

                   "Numbering Plan Area" or " NPA" is also sometimes referred to as an area code. This is the three digit indicator which is defined by the "A", "B", and "C" digits of each "digit" telephone number within the North American Numbering Plan ("NANP"). Each NPA contains 800 Possible NXX Codes. At present, there are two general categories of NPA, "Geographic NPAs" and "Non-Geographic NPAS" . A "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that Geographic area. A "Non-Geographic NPA", also known as a "Service Access Code" (SAC Code) is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 500, 800, 9100, 700, and 888 are examples of Non-Geographic NPAS.

                   "NXX", "NXX Code", "Central Office Code" or "CO Code" is the
                  three digit switch entity indicator which is defined by the "D", "E", and "F" digits of a 10-digit telephone number within the North American Numbering Plan, or as otherwise defined by the appropriate regulatory authority.

                   "Percent Of Interstate Usage" of "PIU" is defined as a factor to be applied to terminating access services minutes of use to obtain those minutes that should be rated as interstate access services minutes of use. The numerator includes all interstate "non-intermediary" minutes of use, including interstate minutes of use that are forwarded due to service provider number portability less any interstate minutes of use for Terminating Party Pays services, such as 800 Services. The denominator includes all "non-intermediary", local, interstate, intrastate, toll and access minutes of use adjusted for service provider number portability less all minutes attributable to terminating Party pays services

                   "Percent Local Usage" or "PLU" is defined as a factor to be applied to intrastate terminating minutes of use. The numerator shall include all "non-intermediary" local minutes of use adjusted for those minutes of use that only apply local due to Service Provider Number Portability. The denominator is the total intrastate minutes of use including local, intrastate toll, and access, adjusted for Service Provider Number Portability less intrastate terminating Party pays minutes of use.

                   "Rate Center" identifies the specific geographic point within an Exhange area which is associated with one or more particular NPA-NXX Codes which have been assigned to a LEC (or
                  CLEC) for the provision of Telephone Exchange Services. The Rate Center vertical and horizontal coordinates are used in the toll message rating process to measure distances between Rate Centers.

                   "Revenue Accounting Office ("RAO") Status Company" is a local exchange company/alternate local exchange company that has been assigned a unique RAO code. Message data exchanged among RAO status companies is grouped (i.e. packed) according to From/To/Bill RAO combinations.

                   "Transit Traffic Service" is as described in Attachment 3 of this Agreement.

                   "Wire Center" denotes a building or space within a building which serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected and/or switched.

                                  ATTACHMENT 1
                                     RESALE

                                                                    Attachment 1
                                                                          Page 1



                                     RESALE

1.0       DISCOUNT RATES

          ITC/\DeltaCom may purchase all retail Telecommunications Services provided by BellSouth. The price, or wholesale discount for these Telecommunications Services shall be the retail rates reduced by the wholesale discount rate established by the appropriate state public utility commission. The wholesale discount shall be as set forth in Exhibit A, attached hereto and incorporated herein by this reference.


2.0       DEFINITION OF TERMS


2.1 CUSTOMER OF RECORD means the entity responsible for placing application for service; requesting additions, rearrangements, maintenance or discontinuance of service; payment in full of charges incurred such as non-recurring, monthly recurring, toll, directory assistance, etc.


2.2 DEPOSIT means assurance provided by a customer in the form of cash, surety bond or bank letter of credit to be held by BellSouth.


2.3       END USER means the ultimate user of the telecommunications services.


2.4 END USER CUSTOMER LOCATION means the physical location of the premises where an end user makes use of the telecommunications services.


2.5 NEW SERVICES means functions, features or capabilities that are not currently offered by BellSouth. This includes packaging of existing services or combining a new function, feature or capability with an existing service.


2.6 COMPETITIVE LOCAL EXCHANGE COMPANY (CLEC) means a telephone company certificated by the public service commissions of BellSouth's franchised area to provide local exchange service within BellSouth's franchised area.


2.7 RESALE means an activity wherein a certificated CLEC, such as ITC/\DeltaCom subscribes to the telecommunications services of BellSouth and then reoffers those telecommunications services to the public (with or without "adding value").


2.8 RESALE SERVICE AREA means the area, as defined in a public service commission approved certificate of operation, within which an CLEC, such as ITC/\DeltaCom, may offer resold local exchange telecommunications service.


3.0       GENERAL PROVISIONS


3.1 ITC/\DeltaCom may resell the tariffed local exchange and toll telecommunications services of BellSouth contained in the General Subscriber Service Tariff and Private Line Service Tariff subject to the terms, and conditions specifically set forth herein. Notwithstanding the foregoing, the exclusions and limitations on services available for resale will be as set forth in Exhibit B, attached hereto and incorporated herein by this reference.



North Carolina

                                                                    Attachment 1
                                                                          Page 2


3.2 BellSouth shall make available telecommunications services for resale at the rates set forth in Exhibit A to this agreement and subject to the exclusions and limitations set forth in Exhibit B to this agreement. Neither Party waives its right to appeal or otherwise challenge any decision regarding resale that resulted in the discount rates contained in Exhibit A or the exclusions and limitations contained in Exhibit B. Both Parties reserve the right to pursue any and all legal and/or equitable remedies, including appeals of any decisions. If such appeals or challenges result in changes in the discount rates or exclusions and limitations, the parties agree that appropriate modifications to this Agreement will be made promptly to make its terms consistent with the outcome of the appeal.


3.3 ITC/\DeltaCom may purchase resale services from BellSouth for its own use in operating its business. The resale discount will apply to those services under the following conditions:

                  3.3.1  ITC/\DeltaCom must resell services to other end users.

                  3.3.2 ITC/\DeltaCom must order services through the LCSC and/or appropriate Resale Account Teams.


                  3.3.3 ITC/\DeltaCom cannot be a competitive local exchange telecommunications company for the single purpose of selling to themselves.


3.4 The provision of services by BellSouth to ITC/\DeltaCom does not constitute a joint undertaking for the furnishing of any service.


3.5 ITC/\DeltaCom will be the customer of record for all services purchased from BellSouth. Except as specified herein, BellSouth will take orders from, bill and expect payment from ITC/\DeltaCom for all services.


3.6 ITC/\DeltaCom will be BellSouth's single point of contact for all services purchased pursuant to this Agreement. BellSouth shall have no contact with the end user except to the extent provided for herein.


3.7 BellSouth will continue to bill the end user for any services that the end user specifies it wishes to receive directly from BellSouth. The Parties shall not restrict the customer's choice of using other telecommunications carriers and their services.


3.8 BellSouth maintains the right to serve directly any end user within the service area of ITC/\DeltaCom. BellSouth will continue to directly market its own telecommunications products and services and in doing so may establish independent relationships with end users of ITC/\DeltaCom.

3.9 Neither Party shall interfere with the right of any person or entity to obtain service directly from the other Party. Neither Party, its employees, and its subcontractors shall make disparaging comments regarding the other Party or its services to end users.

3.10 For the purpose of the resale of BellSouth's telecommunications services by ITC/\DeltaCom, BellSouth will provide ITC/\DeltaCom with an on line access to telephone numbers for reservation on a first come first serve basis. Such reservations of telephone numbers, on a pre-ordering basis shall be for a period of nine (9) days. ITC/\DeltaCom acknowledges that there may be instances where there is a shortage of telephone numbers in a particular Common Language Location Identifier Code (CLLIC) and in such instances BellSouth may request that ITC/\DeltaCom cancel its reservations of numbers. ITC/\DeltaCom shall comply with such request.

North Carolina

                                                                    Attachment 1
                                                                          Page 3

3.11 Further, upon ITC/\DeltaCom's request, and for the purpose of the resale of BellSouth's telecommunications services by ITC/\DeltaCom, BellSouth will reserve up to 100 telephone numbers per CLLIC, for ITC/\DeltaCom's sole use. Such telephone number reservations shall be valid for ninety (90) days from the reservation date. ITC/\DeltaCom acknowledges that there may be instances where there is a shortage of telephone numbers in a particular CLLIC and in such instances BellSouth shall use its best efforts to reserve for a ninety (90) day period a sufficient quantity of ITC/\DeltaCom's reasonable need in that particular CLLIC.

3.12 ITC/\DeltaCom may resell BellSouth services only within the specific resale service area as defined in its certificate(s) of authority as a local telecommunications carrier.


3.13 911- BellSouth shall provide to ITC/\DeltaCom 911 emergency call routing services at parity with BellSouth.


3.14 Customer Service Functions-Except as otherwise provided in this Agreement, ITC/\DeltaCom shall be the single point of contact for all ITC/\DeltaCom end users.


3.15 BellSouth shall refer all questions regarding ITC/\DeltaCom service or product directly to ITC/\DeltaCom. BellSouth shall use its best efforts to ensure that all BellSouth representatives who receive inquiries regarding ITC/\DeltaCom services do not in any way disparage or discriminate against ITC/\DeltaCom or its products or services.


3.16 The same quality standards that BellSouth requires of its employees when contacting BellSouth end users (e.g. honesty, respect, and courtesy) shall apply when its employees are in contact with ITC/\DeltaCom end users.


4.0       RESTRICTIONS ON PROVISION OF SERVICE


4.1 Service is furnished subject to the condition that it will not be used for any unlawful purpose.

4.2 Service will be discontinued if any law enforcement agency advises that the service being used is in violation of the law.

4.3 BellSouth can refuse service when it has grounds to believe that service will be used in violation of the law.

4.4 BellSouth accepts no responsibility to any person for any unlawful act committed by ITC/\DeltaCom or its end users as part of providing service to ITC/\DeltaCom for purposes of resale or otherwise.

4.5 The characteristics and methods of operation of any circuits, facilities or equipment provided by any person or entity other than BellSouth shall not:


          4.5.1 Interfere with or impair service over any facilities of BellSouth, its affiliates, or its connecting and concurring carriers involved in its service;


          4.5.2 Cause damage to BellSouth's plant;


          4.5.3 Impair the privacy of any communications; or


          4.5.4 Create hazards to any employees or the public.

North Carolina

                                                                    Attachment 1
                                                                          Page 4


4.6 Current telephone numbers may normally be retained by the end user. ITC/\DeltaCom has no property right to the telephone number or any other call number designation associated with services furnished by BellSouth, and no right to the continuance of service through any particular central office. BellSouth reserves the right to change such numbers, or the central office designation associated with such numbers, or both, whenever BellSouth deems it necessary to do so in the conduct of its business any such changes will be implemented in a nondiscriminatory manner.


4.7 No patent, copyright, trademark or other proprietary right is licensed, granted or otherwise transferred by this Agreement. ITC/\DeltaCom is strictly prohibited from any use, including but not limited to sales, marketing or advertising, of any BellSouth name or trademark.


5.0       BELLSOUTH'S PROVISION OF SERVICES TO ITC/\DELTACOM

5.1 ITC/\DeltaCom agrees that its resale of BellSouth services shall be as follows:

5.1.1 The resale of telecommunications services shall be limited to users and uses conforming to the class of service restrictions.


5.1.2 Hotel and Hospital PBX service are the only telecommunications services available for resale to Hotel/Motel and Hospital end users, respectively. Similarly, Access Line Service for Customer Provided Coin Telephones is the only local service available for resale to Independent Payphone Provider (IPP) customers. Shared Tenant Service customers can only be sold those telecommunications services available in BellSouth Shared Tenant Service Tariff


5.1.3 ITC/\DeltaCom is prohibited from furnishing both flat and measured rate service on the same business premises to the same subscribers (end users) as stated in A2 of BellSouth's Tariff except for backup service as indicated in the applicable state tariff Section A3.


5.2 BellSouth reserves the right to periodically audit services purchased by ITC/\DeltaCom to establish authenticity of use. Such audit shall not occur more than once in a calendar year. ITC/\DeltaCom shall make any and all records and data available to BellSouth or BellSouth's auditors on a reasonable basis. BellSouth shall bear the cost of said audit.

5.3 Resold services can only be used in the same manner as specified in BellSouth's Tariff. Resold services are subject to the same terms and conditions as are specified for such services when furnished to an individual end user of BellSouth in the appropriate section of BellSouth's Tariffs. Specific tariff features, e.g. a usage allowance per month, shall not be aggregated across multiple resold services. Resold services cannot be used to aggregate traffic from more than one end user customer except as specified in BellSouth's Tariff referring to Shared Tenant Service

5.4 BellSouth may provide any service or facility for which a charge is not established herein, as long as it is offered on the same terms to ITC/\DeltaCom.


5.5       White page directory listings will be provided in accordance with
          Section 4 of the General Terms and Conditions and with the regulations set forth in Section A6 of the General Subscriber Service Tariff.


5.6 Where available to BellSouth's end users, BellSouth shall provide the following telecommunications services at a discount to allow for voice mail services:

North Carolina

                                                                    Attachment 1
                                                                          Page 5



          -    Simplified Message Desk Interface - Enhanced ("SMDI-E")

          - Simplified Message Desk Interface ("SMDI") Message Waiting Indicator ("MWI") stutter dialtone and message waiting light feature capabilities.

          -    Call Forward on Busy/Don't Answer ("CF-B/DA")

          -    Call Forward on Busy ("CF/B")

          -    Call Forward Don't Answer ("CF/DA")


          Further, BellSouth messaging services set forth in BellSouth's Messaging Service Information Package shall be made available for resale without the wholesale discount.


5.7 BellSouth's Inside Wire Maintenance Service Plan may be made available for resale at rates, terms and conditions as set forth by BellSouth and without the wholesale discount.


5.8 BellSouth will provide customer record information to ITC/\DeltaCom provided ITC/\DeltaCom has either executed a blanket agency agreement or has the appropriate Letter(s) of Authorization. BellSouth shall provide customer record information via an electronic interface and in accordance with the provisions of Attachment 6.


5.9 Telephone numbers transmitted via any resold service feature are intended solely for the use of the end user of the feature. Resale of this information is prohibited.


6.0       OPERATIONS SUPPORT SYSTEMS FUNCTIONS


6.1 BellSouth shall provide ITC/\DeltaCom advance notice of changes to the prices, terms, and conditions for Resale in accordance with the provisions of Section 20.3 of the General Terms and Conditions. BellSouth provides electronic access to customer record information. Access is provided through the Local Exchange Navigation System
          (LENS), and the Telecommunications Access Gateway (TAG). Customer Record Information includes but is not limited to, customer specific information in CRIS and RSAG. ITC/\DeltaCom agrees not to view, copy or otherwise obtain access to the customer record information of any customer without that customer's permission and only in accordance with applicable federal and state regulations.


6.2 As provided in Section 3 of the General Terms and Conditions and Attachment 6, BellSouth shall provide ITC/\DeltaCom, at its request, non-discriminatory access to BellSouth's OSS functions for pre-ordering, ordering, provisioning, maintenance and repair, and billing. Such OSS functions shall be equal in quality and provisioned with the same timeliness as provided by BellSouth to itself or to any Subsidiary, Affiliate or any other Telecommunications Carrier to which BellSouth provides the OSS functions.


6.3 Charges for use of OSS shall be as set forth in Exhibit A of this Attachment and in Attachment 11 of this Agreement.


7.0       MAINTENANCE OF SERVICES


7.1 ITC/\DeltaCom will adopt and adhere to the standards contained in the applicable BellSouth Work Center Interface Agreement regarding maintenance and installation of service.

North Carolina

                                                                    Attachment 1
                                                                          Page 6

7.2 Services resold under BellSouth's Tariffs and facilities and equipment provided by BellSouth shall be maintained by BellSouth


7.3 ITC/\DeltaCom or its end users may not rearrange, move, disconnect, remove or attempt to repair any facilities owned by BellSouth, other than by connection or disconnection to any interface means used, except with the written consent of BellSouth.


7.4 ITC/\DeltaCom accepts responsibility to notify BellSouth of situations that arise that may result in a service problem.


7.5 ITC/\DeltaCom will be BellSouth's single point of contact for all repair calls on behalf of ITC/\DeltaCom's end users. The parties agree to promptly provide one another with toll-free contact numbers for such purposes.


7.6 ITC/\DeltaCom will contact the appropriate repair centers in accordance with reasonable procedures established by BellSouth


7.7 For all repair requests, ITC/\DeltaCom accepts responsibility for adhering to BellSouth's reasonable prescreening guidelines prior to referring the trouble to BellSouth.


7.8 BellSouth will bill ITC/\DeltaCom for handling troubles that are found not to be in BellSouth's network pursuant to its standard time and material charges. The standard time and material charges will be no more than what BellSouth charges to its retail customers for the same services.


7.9 BellSouth reserves the right to contact ITC/\DeltaCom's customers, if deemed necessary, for maintenance purposes.


7.10 Facilities and/or equipment utilized by BellSouth to provide service to ITC/\DeltaCom remain the property of BellSouth.


8.0       ESTABLISHMENT OF SERVICE

8.1 If ITC/\DeltaCom has not already done so, after receiving certification as a local exchange company from the appropriate regulatory agency, ITC/\DeltaCom will provide the appropriate Company service center the necessary documentation to enable BellSouth to establish a master account for ITC/\DeltaCom. Such documentation shall include the Application for Master Account, proof of authority to provide telecommunications services, an Operating Company Number ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable. BellSouth.


8.2       Service orders will be in a standard format designated by BellSouth.


8.3 BellSouth will not require end user confirmation prior to establishing service for ITC/\DeltaCom's end user customer. ITC/\DeltaCom must, however, be able to demonstrate end user authorization upon request.

8.4 ITC/\DeltaCom will be the single point of contact with BellSouth for all subsequent ordering activity resulting in additions or changes to resold services except that BellSouth will accept a request directly from the end user for conversion of the end user's service from ITC/\DeltaCom to BellSouth or will accept a request from another CLEC for conversion of the end user's service from ITC/\DeltaCom to the other LEC. BellSouth will promptly notify ITC/\DeltaCom that such a request has been processed.

North Carolina

                                                                    Attachment 1
                                                                          Page 7

8.5 If BellSouth determines that an unauthorized change in local service to ITC/\DeltaCom has occurred, BellSouth will reestablish service with the appropriate local service provider. If BellSouth determines that ITC/\DeltaCom has initiated the unauthorized change, the unauthorized change charge described in F.C.C. Tariff No. 1, Section 13 will be assessed. Appropriate nonrecurring charges, as set forth in Section A4. of the General Subscriber Service Tariff, will also be assessed to ITC/\DeltaCom. These charges shall be credited if ITC/\DeltaCom provides proof of authorization or if it is determined that BellSouth or another LEC other than ITC/\DeltaCom is the source of the error.

8.6 BellSouth shall take orders for resale from ITC/\DeltaCom provided the deposit requirements of Section 1.11 of Attachment 7 to this Agreement are met.

8.7 The Parties will adopt and adhere to the BellSouth guidelines associated with each method of providing customer record information.


9.0       STANDARDS OF PERFORMANCE


9.1 BellSouth shall provide Resale Services to ITC/\DeltaCom (i) in accordance with Attachment 10 hereto and (ii) as required by the FCC or the applicable State Commission.


10.       RESALE OF CUSTOMER SPECIFIC ARRANGEMENTS


10.1 BellSouth shall make available CSAs for resale as provided in Exhibits A and B to this Attachment. In cases where ITC/\DeltaCom resells an existing CSA, BellSouth will not impose any termination charges on the end user or on ITC/\DeltaCom provided that ITC/\DeltaCom agrees to execute a mutually acceptable assumption letter and thereafter abides by the terms of the CSA.


11.       PAYMENT AND BILLING ARRANGEMENTS


11.1 If ITC/\DeltaCom has not already done so, prior to submitting orders to BellSouth for local service, a master account must be established for ITC/\DeltaCom. ITC/\DeltaCom is required to provide the following before a master account is established: proof of PSC/PUC certification, the Application for Master Account, an Operating Company Number ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable.


11.2 BellSouth shall bill ITC/\DeltaCom on a current basis all applicable charges and credits.


11.3 Payment of all charges will be the responsibility of ITC/\DeltaCom. ITC/\DeltaCom shall make payment to BellSouth for all services billed. BellSouth is not responsible for payments not received by ITC/\DeltaCom from ITC/\DeltaCom's customer. BellSouth will not become involved in billing disputes that may arise between ITC/\DeltaCom and its customer. Payments made to BellSouth as payment on account will be credited to an accounts receivable master account and not to an end user's account.

11.4 BellSouth will render bills each month on established bill days for each of ITC/\DeltaCom's accounts.

11.5 BellSouth will bill ITC/\DeltaCom, in advance, charges for all services to be provided during the ensuing billing period except charges associated with service usage, which charges will be billed in arrears. Charges will be calculated on an individual end user account level, including, if applicable, any charges for usage or usage allowances. BellSouth will also bill all charges, including but not limited to 911 and E911

North Carolina

          Attachment 1 Page 2 charges, and telecommunications relay charges and other taxes and fees in accordance with applicable laws, orders and regulations.


11.6 The payment will be due by the next bill date (i.e., same date in the following month as the bill date) and is payable in immediately available funds. Payment is considered to have been made when received by BellSouth.


11.7 If the payment due date falls on a Sunday or on a Holiday which is observed on a Monday, the payment due date shall be the first non-Holiday day following such Sunday or Holiday. If the payment due date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday day preceding such Saturday or Holiday. If payment is not received by the payment due date, a late payment charge, as set forth in BellSouth's tariffs, shall apply.

11.8 If ITC/\DeltaCom requests multiple billing media or additional copies of bills, BellSouth will provide these at an appropriate charge to ITC/\DeltaCom.

12.       BILLING DISPUTES

12.1 Each Party agrees to notify the other Party upon the discovery of a billing dispute. In the event of a billing dispute, the Parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear. Resolution of the dispute is expected to occur at the first level of management resulting in a recommendation for settlement of the dispute and closure of a specific billing period. If the issues are not resolved within the allotted time frame, the following resolution procedure will begin:

          12.1.1 If the dispute is not resolved within sixty (60) days of the Bill Date, the dispute will be escalated to the second level of management for each of the respective Parties for resolution. If the dispute is not resolved within ninety (90) days of the Bill Date, the dispute will be escalated to the third level of management for each of the respective Parties for resolution.

          12.1.2 If the dispute is not resolved within one hundred and twenty
          (120) days of the Bill Date, the dispute will be escalated to the fourth level of management for each of the respective Parties for resolution.

          12.1.3 If a Party disputes a charge and does not pay such charge by the payment due date, such charges shall be subject to late payment charges as set forth in the Late Payment Charges provision of this Attachment. If a Party disputes charges and the dispute is resolved in favor of such Party, the other Party shall credit the bill of the disputing Party for the amount of the disputed charges along with any late payment charges assessed no later than the second Bill Date after the resolution of the dispute. Accordingly, if a Party disputes charges and the dispute is resolved in favor of the other Party, the disputing Party shall pay the other Party the amount of the disputed charges and any associated late payment charges assessed no later than the second bill payment due date after the resolution of the dispute. In no event, however, shall any late payment charges be assessed on any previously assessed late payment charges.

12.2 Upon proof of tax exempt certification from ITC/\DeltaCom, the total amount billed to ITC/\DeltaCom will not include any taxes due from the end user. ITC/\DeltaCom will be solely responsible for the computation, tracking, reporting and payment of all federal, state and/or local jurisdiction taxes associated with the services resold to the end user.

North Carolina

                                                                    Attachment 1
                                                                          Page 9

12.3 As the customer of record, ITC/\DeltaCom will be responsible for, and remit to the BellSouth, all charges applicable to its resold services for emergency services (E911 and 911) and Telecommunications Relay Service (TRS) as well as any other charges of a similar nature.


12.4 If any portion of the payment is received by BellSouth after the payment due date as set forth preceding, or if any portion of the payment is received by BellSouth in funds that are not immediately available to BellSouth, then a late payment penalty shall be due to BellSouth. The late payment penalty shall be the portion of the payment not received by the payment due date times a late factor. The late factor shall be as set forth in Section A2 of the General Subscriber Service Tariff and Section B2 of the Private Line Service Tariff.


12.5 Any switched access charges associated with interexchange carrier access to the resold local exchange lines will be billed by, and due to, BellSouth. No additional charges are to be assessed to ITC/\DeltaCom.


12.6 BellSouth will not perform billing and collection services for ITC/\DeltaCom as a result of the execution of this Agreement. All requests for billing services should be referred to the appropriate entity or operational group within BellSouth.


12.7 Pursuant to 47 CFR Section 51.617, BellSouth will bill ITC/\DeltaCom end user common line charges identical to the end user common line charges BellSouth bills its end users.


12.8 In general, BellSouth will not become involved in disputes between ITC/\DeltaCom and ITC/\DeltaCom's end user customers over resold services. If a dispute does arise that cannot be settled without the involvement of BellSouth, ITC/\DeltaCom shall contact the designated Service Center for resolution. BellSouth will make every effort to assist in the resolution of the dispute and will work with ITC/\DeltaCom to resolve the matter in as timely a manner as possible. ITC/\DeltaCom may be required to submit documentation to substantiate the claim.


13.       DISCONTINUANCE OF SERVICE

13.1 The procedures for discontinuing service to an end user are as follows:


          13.1.1. Where possible, BellSouth will deny service to ITC/\DeltaCom's end user on behalf of, and at the request of, ITC/\DeltaCom. Upon restoration of the end user's service, restoral charges will apply and will be the responsibility of ITC/\DeltaCom. If within fifteen days after an end user's service has been denied no contact has been made in reference to restoring service, the end user's service will be disconnected.


          13.1.2. At the request of ITC/\DeltaCom, BellSouth will disconnect a ITC/\DeltaCom end user customer.


          13.1.3. All requests by ITC/\DeltaCom for denial or disconnection of an end user for nonpayment must be in writing or via the electronic interface established pursuant to Attachment 6 to the Agreement.


          13.1.4 ITC/\DeltaCom will be made solely responsible for notifying the end user of the proposed disconnection of the service.


          13.1.5 BellSouth will continue to process calls made to the Annoyance Call Center and will advise ITC/\DeltaCom when it is determined that annoyance calls are originated from one of their end user's locations. BellSouth shall be indemnified, defended and held harmless by ITC/\DeltaCom
North Carolina

                                                                    Attachment 1
                                                                          Page 2

                  and/or the end user against any claim, loss or damage arising from providing this information to ITC/\DeltaCom. It is the responsibility of ITC/\DeltaCom to take the corrective action necessary with its customers who make annoying calls. Failure to do so will result in BellSouth's disconnecting the end user's service.


13.2 The procedures for discontinuing service to ITC/\DeltaCom are as follows:


          13.2.1 BellSouth reserves the right to suspend or terminate service for nonpayment or in the event of prohibited, unlawful or improper use of the facilities or service, abuse of the facilities, or any other violation or noncompliance by ITC/\DeltaCom of the rules and regulations of BellSouth's Tariffs.

          13.2.2 If payment of account is not received by the bill day in the month after the original bill day, BellSouth may provide written notice to ITC/\DeltaCom, that additional applications for service will be refused and that any pending orders for service will not be completed if payment is not received by the fifteenth day following the date of the notice. In addition BellSouth may, at the same time, give thirty days notice to the person designated by ITC/\DeltaCom to receive notices of noncompliance, and discontinue the provision of existing services to ITC/\DeltaCom at any time thereafter subject to state and federal regulatory requirements.


          13.3.3 In the case of such discontinuance, all billed charges, as well as applicable termination charges, shall become due.

          13.3.4 If BellSouth does not refuse additional applications for service or discontinue the provision of services on the date specified in the thirty day notice and ITC/\DeltaCom's noncompliance continues, nothing contained herein shall preclude BellSouth's right to refuse additional applications for service and discontinue the provision of existing service without further notice.

          13.3.5 If payment is not received or arrangements made for payment by the date given in the written notification, ITC/\DeltaCom's services will be discontinued. Upon discontinuance of service on a ITC/\DeltaCom account, service to ITC/\DeltaCom's end users will be denied. BellSouth will also reestablish service at the request of the end user or ITC/\DeltaCom upon payment of the appropriate connection fee and subject to BellSouth's normal application procedures. ITC/\DeltaCom is solely responsible for notifying the end user of the proposed disconnection of the service.


14.       MODIFICATION OF AGREEMENT

          Provisions for modifying the terms, rates and conditions of this Attachment are contained in Section 16 of the General Terms and Conditions to this Agreement.



North Carolina

                                                                    Attachment 1
                                                                         Page 11


                                                                       EXHIBIT A
                                                                          PAGE 1






                              APPLICABLE DISCOUNTS

         The telecommunications services available for purchase by Reseller for the purposes of resale to Reseller end users shall be available at the following discount off of the retail rate.

                                    DISCOUNT*
--------------------------------------------------------------------------------
     STATE           RESIDENCE    BUSINESS       CSAS***
--------------------------------------------------------------------------------
    ALABAMA            16.3%        16.3%
--------------------------------------------------------------------------------
    FLORIDA            21.83%      16.81%
--------------------------------------------------------------------------------
    GEORGIA            20.3%        17.3%
--------------------------------------------------------------------------------
    KENTUCKY           16.79%      15.54%
--------------------------------------------------------------------------------
   LOUISIANA           20.72%      20.72%         9.05%
--------------------------------------------------------------------------------
  MISSISSIPPI          15.75%      15.75%
--------------------------------------------------------------------------------
 NORTH CAROLINA        21.5%        17.6%
--------------------------------------------------------------------------------
 SOUTH CAROLINA        14.8%        14.8%         8.98%
--------------------------------------------------------------------------------
  TENNESSEE**           16%          16%
--------------------------------------------------------------------------------

* When ITC/\DeltaCom provides Resale service in a cross boundary area (areas that are part of the local serving area of another state's exchange) the rates, regulations and discounts for the tariffing state will apply. Billing will be from the serving state.

** IN TENNESSEE, IF ITCTDELTACOM PROVIDES ITS OWN OPERATOR SERVICES AND DIRECTORY SERVICES, THE DISCOUNT SHALL BE 21.56%. ITC/\DELTACOM MUST PROVIDE WRITTEN NOTIFICATION TO BELLSOUTH WITHIN 30 DAYS PRIOR TO PROVIDING ITS OWN OPERATOR SERVICES AND DIRECTORY SERVICES TO QUALIFY FOR THE HIGHER DISCOUNT RATE OF 21.56%.

*** UNLESS NOTED IN THIS COLUMN, THE DISCOUNT FOR BUSINESS WILL BE THE APPLICABLE DISCOUNT RATE FOR CSAS.

North Carolina

                                                                    Attachment 1
                                                                         Page 12

                                                                      EXHIBIT A
                                                                         PAGE 2

                     OPERATIONAL SUPPORT SYSTEMS (OSS) RATES

BellSouth has developed and made available the following mechanized systems by which CLEC-1 may submit LSRs electronically.

                  LENS              Local Exchange Navigation System
                  EDI               Electronic Data Interchange
                  TAG               Telecommunications Access Gateway


LSRs submitted by means of one of these interactive interfaces will incur an OSS electronic ordering charge as specified in the Table below An individual LSR will be identified for billing purposes by its Purchase Order Number (PON). LSRs submitted by means other than one of these interactive interfaces (mail, fax, courier, etc.) will incur a manual order charge as specified in the table below:

--------------------------------------------------------------------------------
 OPERATIONAL SUPPORT     ELECTRONIC             MANUAL
  SYSTEMS (OSS) RATES    PER LSR RECEIVED FROM  PER LSR RECEIVED FROM THE
                         THE CLEC BY ONE OF     CLEC BY MEANS OTHER THAN ONE
                         THE OSS INTERACTIVE    OF THE OSS INTERACTIVE
                         INTERFACES              INTERFACES
--------------------------------------------------------------------------------
        OSS LSR CHARGE        $3.50               $19.99
--------------------------------------------------------------------------------
             USOC             SOMEC                SOMAN
--------------------------------------------------------------------------------


NOTE: IN ADDITION TO THE OSS CHARGES, APPLICABLE DISCOUNTED SERVICE ORDER AND RELATED DISCOUNTED CHARGES APPLY PER THE TARIFF.

DENIAL/RESTORAL OSS CHARGE

In the event CLEC-1 provides a list of customers to be denied and restored, rather than an LSR, each location on the list will require a separate PON and, therefore will be billed as one LSR per location.

CANCELLATION OSS CHARGE

CLEC-1 will incur an OSS charge for an accepted LSR that is later canceled by CLEC-1.

Note: Supplements or clarifications to a previously billed LSR will not incur another OSS charge.

THRESHOLD BILLING PLAN

North Carolina

                                                                    Attachment 1
                                                                         Page 13

                                                                       EXHIBIT A
                                                                          PAGE 3




The Parties agree that CLEC-1 will incur the mechanized rate for all LSRs, both mechanized and manual, if the percentage of mechanized LSRs to total LSRs meets or exceeds the threshold percentages shown below:


                           Year             Ratio: Mechanized/Total LSRs


                           2000                      80%


                           2001                      90%


The threshold plan will be discontinued in 2002.

BellSouth will track the total LSR volume for each CLEC for each quarter. At the end of that time period, a Percent Electronic LSR calculation will be made for that quarter based on the LSR data tracked in the LCSC. If this percentage exceeds the threshold volume, all of that CLECs' future manual LSRs will be billed at the mechanized LSR rate. To allow time for obtaining and analyzing the data and updating the billing system, this billing change will take place on the first day of the second month following the end of the quarter (e.g. May 1 for 1Q, Aug 1 for 2Q, etc.). There will be no adjustments to the amount billed for previously billed LSRs.



North Carolina

                                                                    Attachment 1
                                                                         Page 14
                                                                       EXHIBIT B
                           EXCLUSIONS AND LIMITATIONS
                        ON SERVICES AVAILABLE FOR RESALE

------------------------------------------------------------------------------------------------------------------------------------
        TYPE OF SERVICE           AL               FL                GA               KY                LA                MS
                           ---------------------------------------------------------------------------------------------------------
                           Resale Discount  Resale  Discount  Resale  Discount Resale  Discount  Resale  Discount  Resale Discount
     -------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 1   Grandfathered            Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      Yes      Yes     Yes      Yes
     Services (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
 2   Contract Service         Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      Yes      Yes     Yes      Yes
     Arrangements
------------------------------------------------------------------------------------------------------------------------------------
 3   Promotions - (less than  Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      Yes      Yes     Yes      Yes
     90 Days) (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
 4   Promotions - (less than  Yes      No       Yes      No       Yes      No      Yes      No       Yes      No      Yes      No
     90 Days) (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
 5   Lifeline/Link Up         Yes      Yes      Yes      Yes      Yes     Yes    Note 4   Note 4     Yes      Yes     Yes      Yes
     Services
------------------------------------------------------------------------------------------------------------------------------------
 6   911/E911 Services        Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      No       No      Yes      Yes
------------------------------------------------------------------------------------------------------------------------------------
 7   N11 Services             Yes      Yes      Yes      Yes      Yes     Yes      No       No       No       No       Yes     Yes
------------------------------------------------------------------------------------------------------------------------------------
 8   AdWatchSM Svc (See       Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      Yes      Yes     Yes      Yes
     Note 6)
------------------------------------------------------------------------------------------------------------------------------------
 9   MemoryCall(R)Service     Yes      No       Yes      No       Yes      No      Yes      No       Yes      No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
 10  Mobile Services          Yes      No       Yes      No       Yes      No      Yes      No       Yes      No      Yes      No
------------------------------------------------------------------------------------------------------------------------------------
 11  Federal Subscriber       Yes      No       Yes      No       Yes      No      Yes      No       Yes      No      Yes      No
     Line Charges
------------------------------------------------------------------------------------------------------------------------------------
 12  Non-Recurring Charges    Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      Yes      Yes     Yes      Yes
------------------------------------------------------------------------------------------------------------------------------------
 13  End User Line Charge     Yes      No       Yes      No       Yes      No      Yes      No       Yes      No      Yes      No
     - Number Portability
------------------------------------------------------------------------------------------------------------------------------------
 14  Public Telephone         Yes      Yes      Yes      Yes      Yes     Yes      Yes      Yes      Yes      Yes     Yes      Yes
     Access Service (PTAS)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        TYPE OF SERVICE           NC                SC               TN
                          ------------------------------------------------------
                           Resale  Discount  Resale Discount  Resale  Discount
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1   Grandfathered           Yes      Yes     Yes      Yes      Yes      Yes
     Services (Note 1)
--------------------------------------------------------------------------------
 2   Contract Service           Yes      Yes     Yes      Yes      Yes      Yes
     Arrangements
--------------------------------------------------------------------------------
 3   Promotions - (less than    Yes      Yes     Yes      Yes      Yes    Note 3
     90 Days) (Note 2)
--------------------------------------------------------------------------------
 4   Promotions - (less than    Yes      No      Yes      No       Yes      No
     90 Days) (Note 2)
--------------------------------------------------------------------------------
 5   Lifeline/Link Up           Yes      Yes     Yes      Yes      Yes      Yes
     Services
--------------------------------------------------------------------------------
 6   911/E911 Services          Yes      Yes     Yes      Yes      Yes      Yes
--------------------------------------------------------------------------------
 7   N11 Services               Yes      Yes      No      No       Yes      Yes
--------------------------------------------------------------------------------
 8   AdWatchSM Svc (See         Yes      Yes     Yes      Yes      Yes      Yes
     Note 6)
--------------------------------------------------------------------------------
 9   MemoryCall(R)Service       Yes      No      Yes      No       Yes      No
--------------------------------------------------------------------------------
 10  Mobile Services            Yes      No      Yes      No       Yes      No
--------------------------------------------------------------------------------
 11  Federal Subscriber         Yes      No      Yes      No       Yes      No
     Line Charges
--------------------------------------------------------------------------------
 12  Non-Recurring Charges      Yes      Yes     Yes      Yes      Yes      No
--------------------------------------------------------------------------------
 13  End User Line Charge       Yes      No      Yes      No       Yes      No
     - Number Portability
--------------------------------------------------------------------------------
 14  Public Telephone           Yes      Yes     Yes      No       Yes      Yes
     Access Service (PTAS)
--------------------------------------------------------------------------------





               APPLICABLE NOTES:

          1. GRANDFATHERED SERVICES can be resold only to existing subscribers of the grandfathered service.

          2. Where available for resale, PROMOTIONS will be made available only to end users who would have qualified for the promotion had it been provided by BellSouth directly.

          3.   In Tennessee, long-term PROMOTIONS (offered for more than ninety
               (90) days) may be obtained at one of the following rates: (a) the stated tariff rate, less the wholesale discount; (b) the promotional rate (the promotional rate offered by BellSouth will not be discounted further by the wholesale discount rate)

North  Carolina

                                                                    Attachment 1
                                                                         Page 15
                                                                       EXHIBIT B

          4. LIFELINE/LINK UP services may be offered only to those subscribers who meet the criteria that BellSouth currently applies to subscribers of these services as set forth in Sections A3 and A4 of the BellSouth General Subscriber Services Tariff.

          5. Some of BellSouth's local exchange and toll telecommunications services are not available in certain central offices and areas.

          6. AdWatchSM Service is tariffed as BellSouth(R)AIN Virtual Number Call Detail Service.


North Carolina

                                                                    ATTACHMENT 2
                                                                          PAGE 1

                                  ATTACHMENT 2

                           UNBUNDLED NETWORK ELEMENTS

                                                                    ATTACHMENT 2
                                                                          PAGE 2


TABLE OF CONTENTS

1.  Introduction..............................................................3

2.  UNBUNDLED LOOPS...........................................................4

3.  INTEGRATED DIGITAL LOOP CARRIERS.........................................11

4.  NETWORK INTERFACE DEVICE ................................................11

5.  UNBUNDLED LOOP CONCENTRATION (ULC) SYSTEM ...............................12

6.  SUB-LOOP ELEMENTS........................................................13

7.  LOCAL SWITCHING..........................................................18

8.  TRANSPORT................................................................23

9.  TANDEM SWITCHING.........................................................29

10. Operator Systems.........................................................31

11. SIGNALING................................................................38

12. Signaling Transfer Points (STPS).........................................40

13. Service Control Points/Databases.........................................44

14. DARK FIBER...............................................................52

15. SS7 NETWORK INTERCONNECTION .............................................53

16. BASIC 911 AND E911.......................................................57

17. RATES....................................................................59

                                                                    ATTACHMENT 2
                                                                          PAGE 3

                      ACCESS TO UNBUNDLED NETWORK ELEMENTS

1.         INTRODUCTION

1.1 BellSouth shall, upon request of ITC/\DeltaCom, and to the extent technically feasible, provide to ITC/\DeltaCom access to its unbundled network elements for the provision of ITC/\DeltaCom's telecommunications service. If no rate is identified in the contract, the rate for the specific service or function will be as set forth in applicable BellSouth tariff or as negotiated by the parties upon request by either party. Services cannot be charged as unbundled network elements; for example, ordering services from the tariff to a point collocated in a Central Office shall not incur UNE local loop or cross connect charges. At ITC/\DeltaCom's option, access services may be ordered to the collocation space.

1.2 ITC/\DeltaCom may purchase unbundled network elements from BellSouth for use in any manner ITC/\DeltaCom chooses to provide telecommunication services to its intended users, including recreating existing BellSouth services. With the exception of the sub-loop elements which are located outside of the central office, BellSouth shall deliver the unbundled network elements purchased by ITC/\DeltaCom for combining to the designated ITC/\DeltaCom collocation space. The unbundled network elements shall be provided as set forth in this Attachment.

1.3 BellSouth will provide the following combined unbundled network elements for purchase by ITC/\DeltaCom. The rate of the following combined unbundled network elements is the sum of the individual element prices as set forth in this Attachment. Order Coordination as defined in Section 2 of Attachment 2 of this Agreement is available for each of these combinations. Order Coordination for combinations listed below involving an SL1 loop is available only at an additional charge:

           o    loop and cross connect
           o    Port and cross connect
           o    Port and cross connect and vertical features
           o    Port and cross connect and common transport
           o Port and cross connect and common transport and vertical features
           o Port and vertical features o Loop with loop channelization (inside central office)
           o    Loop with loop channelization (inside central office) and LNP
           o    Port and common transport

                                                                    ATTACHMENT 2
                                                                          PAGE 4

           o    Loop and LNP

           The Parties agree that on an interim basis, subject to the Parties' agreement as to a permanent solution regarding BellSouth's provision of extended loops (also known as enhanced extended links or EELs) to ITC/\DeltaCom, or subject to further Commission or FCC order regarding EELs, the Parties will comply with the terms of the Commission's order in Docket No. P-500, Sub 10 relating to EELs.

1.4 BellSouth shall comply with the requirements as set forth in the technical references within Attachment 2 to the extent that they are consistent with the greater of BellSouth's actual performance or applicable industry standards.

1.5 In the event that any effective legislative, regulatory, judicial or other legal action modifies or redefines the "Network Elements" in a manner which materially affects the terms of this Attachment or the Network Elements and/or prices set forth herein, either Party may, on thirty (30) days written notice, require renegotiation of such terms, and the Parties shall renegotiate in good faith such new terms in accordance with such legislative, regulatory, judicial or other legal action. In the event such new terms are not renegotiated within ninety (90) days after the notice for renegotiation, either party may petition the Commission for resolution of the dispute between the Parties. Each Party reserves the right to seek judicial review of any Commission ruling concerning this Attachment.

1.6 Performance Measurements associated with this Attachment 2 are contained in Attachment 10.

2.         UNBUNDLED LOOPS

2.1 BellSouth agrees to offer access to unbundled loops pursuant to the following terms and conditions and at the rates set forth in this Attachment.

2.2        DEFINITION

2.2.1 The loop is the physical medium or functional path on which a subscriber's traffic is carried from the MDF or similar terminating device in a central office up to the termination at the NID at the customer's premise. Each unbundled loop will be provisioned with a NID.

2.2.2 The provisioning of loops to ITC/\DeltaCom will require cross-office cabling and cross-connections within the central office to connect the loop

                                                                    ATTACHMENT 2
                                                                          PAGE 5

           to a local switch or to other transmission equipment in collocation space. These cross-connects are a separate element and are not considered a part of the loop.

2.2.2.1 BellSouth Order Coordination referenced in this Attachment includes two types: "Order Coordination" and "Order Coordination - Time Specific."

2.2.2.2 "Order Coordination" (also known as Manual Order Coordination) refers to standard BellSouth service order coordination involving SL2 and 4-wire voice loops and all digital loops. Order coordination for physical conversions will be scheduled at BellSouth's discretion during normal working hours on the committed due date and ITC/\DeltaCom advised.

2.2.2.3 "Order Coordination - Time Specific" (also known as Order Coordination - Time Specific) refers to service order coordination in which ITC/\DeltaCom requests a specific time for a service order conversion to take place. Loops on a single service order of 14 or more loops will be provisioned on a project basis. OC-TS is a chargeable option in addition to any applicable OC charge. ITC/\DeltaCom may specify a time between 9:00 a.m. and 4:00 p.m. Monday through Friday. If ITC/\DeltaCom specifies a time outside this window, or selects a time or quantity of loops that requires BellSouth technicians to work outside normal work hours, overtime charges will apply in addition to the OC-TS charges.

2.2.2.4 Where facilities are available, BellSouth will install unbundled loops within a 5-7 business days interval. For orders of 14 or more unbundled loops, the installation will be handled on a project basis and the intervals will be set by the BellSouth project manager for that order. Said interval will be set in a reasonable manner and in accordance with any required extra work times. Some unbundled loops require a Service Inquiry (SI) to determine if facilities are available prior to issuing the order. The interval for the SI process is separate from the installation interval. For expedite requests by ITC/\DeltaCom, expedite charges will apply for intervals less than 5 days. The charges outlined in BellSouth's FCC # 1 Tariff, Section 5.1.1, will apply. If ITC/\DeltaCom cancels an order for UNE services, any costs incurred by BellSouth in conjunction with the provisioning of that order will be recovered in accordance with FCC #1 Tariff, Section 5.4."

2.2.3 BellSouth will offer Unbundled Voice Loops (UVL) in two different service levels - Service Level One (SL1) and Service Level Two (SL2). SL1 loops will be non-designed, and will not have test points. Order Coordination (OC) and/or engineering information/circuit make-up data will be chargeable options. Upon issuance of an order in the service order system, SL1 loops without optional Order Coordination will be activated on the due date in the same manner and time frames that BellSouth normally

                                                                    ATTACHMENT 2
                                                                          PAGE 6

           activates POTS-type loops for its customers; provided, however, that for loop activation in BellSouth staffed central offices, BellSouth will use its best efforts to provide an a.m. or p.m. designation only where loop activation requires dispatching of a BellSouth technician and where ITC/\DeltaCom has specifically requested an a.m. or p.m. preference for activation on the LSR. Further, for loop activation in BellSouth central offices that are not staffed, BellSouth will use its best efforts to provide an a.m. or p.m. designation only where loop activation requires dispatching of a BellSouth technician and where ITC/\DeltaCom has specifically requested a.m. or p.m. preference for activation on the LSR. SL2 loops shall have test points, will be designed with a Design Layout Record provided to ITC/\DeltaCom, and will be provided with Order Coordination. The OC feature will allow ITC/\DeltaCom to coordinate the installation of the loop with the disconnect of an existing customer's service and/or number portability service. In these cases, BellSouth will perform the order conversion with standard order coordination at its discretion during normal work hours.

2.2.4 BellSouth will also offer Unbundled Digital Loops (UDL). They will be designed (where appropriate), will be provisioned with test points (where appropriate), and will come standard with Order Coordination and a Design Layout Record (DLR).

2.2.5 As a chargeable option on all unbundled loops BellSouth will offer Order Coordination - Time Specific (OC-TS). This will allow ITC/\DeltaCom the ability to specify the time that the coordinated conversion takes place.

2.2.6 ITC/\DeltaCom will be responsible for testing and isolating troubles on the unbundled loops. Once ITC/\DeltaCom has isolated a trouble to the BellSouth provided loop, ITC/\DeltaCom will issue a trouble to BellSouth on the loop. BellSouth will take the actions necessary to repair the loop if a trouble actually exists. BellSouth will repair these loops in the same time frames that BellSouth repairs similarly situated loops to its customers

2.2.7 Either Party may charge the other for dispatching and testing of a trouble where the trouble was found not to be in the network of the dispatching or testing Party and the dispatching or testing Party's equipment did not cause the dispatch. Where there is a dispute as to the appropriateness of such charge, the Parties will meet and review the record of repair history and determine whether the charge was appropriate. Charges so assessed by BellSouth shall be on a time and materials basis as set forth in BellSouth's state commission approved tariffs. Charges so assessed by ITC/\DeltaCom shall be on a time and materials basis as set forth in ITC/\DeltaCom's state commission approved tariffs. If ITC/\DeltaCom does not have state commission approved tariffs addressing such

                                                                    ATTACHMENT 2
                                                                          PAGE 7

           charges, then such charges shall be assessed by ITC/\DeltaCom at the rates set forth in BellSouth's tariffs. If the trouble which was originally found not to be in the network of the dispatching or testing Party is later proven to be a trouble in the dispatching or testing Party's network, the dispatching or testing Party shall waive or refund any such charges.

2.2.8      ORDERING PROCESS

2.2.8.1 The ordering process for unbundled loops shall proceed in accordance with this Section 2.2.8 and Attachment 6 of this Agreement.

2.2.8.2 BellSouth shall exercise its best efforts in attempting to meet the conversion time ITC/\DeltaCom requests through the LSR. However, unless ITC/\DeltaCom's LSR specifies a time-specific conversion, in which case the conversion must commence at the time indicated in the LSR, then within forty-eight (48) to twenty-four (24) hours prior to the date and time requested for the loop conversion in ITC/\DeltaCom's LSR and acknowledged in BellSouth's FOC, BellSouth may contact ITC/\DeltaCom, via telephone, to finalize a scheduled conversion time (i.e., a specific time, on the date set forth in the FOC) which may be different from the conversion time ITC/\DeltaCom requested in the LSR. The scheduled conversion time shall be the time at which the parties shall commence coordination of loop installation with the disconnect and reconnect of an end user's service and any number portability update. BellSouth shall not assess any additional charges for scheduled conversion times commencing between BellSouth normal business hours as set forth in Section 4.6.1 of Attachment 6.

2.2.8.3 At the scheduled conversion time, BellSouth shall have a sixty (60) minute window within which it shall contact ITC/\DeltaCom to begin the loop conversion process. Provided, however, that if ITC/\DeltaCom requested a time-specific conversion, the conversion shall commence at the time indicated in ITC/\DeltaCom's LSR and be completed consistently with timeframes for time-specific conversions.

2.2.8.3.1 If either Party dispatches a technician for a loop conversion and the other Party fails to complete the conversion at the scheduled time, the nonperfoming Party may be charged the one (1) hour additional engineering charges set forth in BellSouth's FCC No. 1 tariff,
           Section 13.1.

2.2.8.4 After the loop conversion process commences, a coordinated loop cutover, which shall include coordinated conversion of number portability, shall be completed within the following time periods:

2.2.8.4.1 For single loop conversions per location, the conversion shall be completed within fifteen (15) minutes;

                                                                    ATTACHMENT 2
                                                                          PAGE 8

2.2.8.4.2 For up to ten (10) loop conversions per location, the conversion of all loops shall be completed within sixty (60) minutes, and each individual loop conversion shall be completed within fifteen (15) minutes;

2.2.8.4.3 For loop conversions not exceeding thirty (30) loops per location and not determined complex or exceptionally large, the conversion of all loops shall be completed within one hundred and twenty (120) minutes. All loops above a thirty loop quantity, or ten (10) loop quantity and determined as complex (a cut that requires more operation than a single cut point), will be negotiated by ITC/\DeltaCom and BellSouth prior to the due date.

2.2.8.4.4 BellSouth agrees that upon ITC/\DeltaCom's request, for order coordinated loop cutovers involving three (3) or more lines, at least two lines will remain in service at all times during the conversion process.

2.2.8.5 Where facilities for requested new services do not currently exist, the installation intervals will be determined by BellSouth. ITC/\DeltaCom will then be notified of the targeted due date. BellSouth shall provide ITC/\DeltaCom adequate justification and an explanation of the unusual circumstances that caused BellSouth to be unable to meet these commitments.

2.3        Technical Requirements

2.3.1 To the extent available within BST's Network at a particular location, BellSouth will offer loops capable of supporting telecommunications services such as: POTS, Centrex, basic rate ISDN, analog PBX, voice grade private line, ADSL, HDSL, DS1 and digital data (up to 64 kb/s). Additional services may include digital PBXs, primary rate ISDN, xDSL, and Nx 64 kb/s. If a requested loop type is not available, then ITC/\DeltaCom can use the Special Construction process to request that BellSouth place facilities or otherwise modify facilities in order to meet the ITC/\DeltaCom's request.

2.3.1.1 The loop will support the transmission, signaling, performance and interface requirements of the services described in 2.3.1 above. It is recognized that the requirements of different services are different, and that a number of types or grades of loops are required to support these services. Services provided over the loop by ITC/\DeltaCom will be consistent with industry standards and BST's TR73600.

2.3.1.2 In some instances, ITC/\DeltaCom will require access to a copper twisted pair loop unfettered by any intervening equipment (e.g., filters, load coils,

                                                                    ATTACHMENT 2
                                                                          PAGE 9

           range extenders, etc.) and/or limited amounts of bridge/end taps, so that ITC/\DeltaCom can use the loop for a variety of services by attaching appropriate terminal equipment at the ends. ITC/\DeltaCom will determine the type of service that will be provided over the loop. In some cases, ITC/\DeltaCom may be required to pay additional charges for the removal of certain types of equipment. Unless and until BellSouth implements a separate charge for loop conditioning, BellSouth's Special Construction process will be used to determine the costs and feasibility of these activities. If ITC/\DeltaCom requests loop conditioning as described in this Section, BellSouth will construct the loop type ordered and will maintain such loop to the characteristics and specifications of the loop type ordered.

2.3.1.2.1 In cases in which ITC/\DeltaCom has requested that BellSouth remove equipment from the BellSouth loop, BellSouth will no longer be expected to maintain and repair the loop to the standards specified for the original loop type in the TR73600 and other standards referenced in this Agreement.

2.3.1.2.2. ITC/\DeltaCom, in performance of its obligations pursuant to the preceding Section, shall maintain records that will reflect that pursuant to ITC/\DeltaCom's request BellSouth has removed certain equipment from BellSouth provided loops and as such, the loop may not perform within the technical specifications associated with the original loop type. ITC/\DeltaCom will not report to BellSouth troubles on said loops where the loops are not performing within the technical specifications of that original loop type. In the event that ITC/\DeltaCom has requested such modifications to the loop and troubles arise on the modified loop, BellSouth will restore the loop only to maintain the technical characteristics of (1) electrical (DC) continuity, (2) balance between tip and ring, and (3) resistance on loops no longer than 18,000 feet. On loops longer than 18,000 feet, resistance will be maintained where technically feasible.

           2.3.1.2.3 In addition, ITC/\DeltaCom recognizes there may be instances, where a loop modified in this manner may be subjected to normal network configuration changes that may cause the circuit characteristics to be changed and may create an outage of the service that ITC/\DeltaCom has placed on the loop. If this occurs, BellSouth will work cooperatively with ITC/\DeltaCom to restore the circuit to its previous modified status as quickly as possible. ITC/\DeltaCom will pay the Time and Materials costs associated with BellSouth's work efforts needed to bring the loop back to its previous modified status. BellSouth will use best efforts to prevent the occurrence of such changes.

                                                                    ATTACHMENT 2
                                                                         PAGE 10

2.3.1.3 To the extent BellSouth converts a resold service to unbundled network elements for any telecommunications carrier, BellSouth shall make available to ITC/\DeltaCom the same conversion for the same services and elements on the same terms and conditions and at the same rates, if any; provided, however that the rate for such conversion shall not exceed those rates set forth in Attachment 11 to this Agreement. The Parties agree that such rates are interim and upon establishment of a permanent rate, either through negotiation or by order of the Commission, the parties will amend this Agreement to reflect the new rate and will true up such rate retroactively back to the effective date of this Agreement.

2.3.1.4 BellSouth shall develop a process to identify the carrier for each unbundled loop and establish automated intercompany referral and/or call hand-off processes for an additional charge developed via the BFR process. In addition, ITC/\DeltaCom may deploy DLC equipment (TR 303 compliant) in ITC/\DeltaCom's collocation space or in ITC/\DeltaCom's network.

2.3.2 The loop shall be provided to ITC/\DeltaCom in accordance with the following Technical References:

           BellSouth's TR73600, Unbundled Local Loop Technical Specification

2.3.2.1 Bellcore TR-NWT-000057, Functional Criteria for Digital Loop Carrier Systems, Issue 2, January 1993.

2.3.2.2 Bellcore TR-NWT-000393, Generic Requirements for ISDN Basic Access Digital Subscriber Lines.

2.3.2.3    ANSI T1.102 - 1993, American National Standard for Telecommunications
           - Digital Hierarchy - Electrical Interfaces.

2.3.2.4    ANSI T1.403 - 1989, American National Standard for Telecommunications
           - Carrier to Customer Installation, DS1 Metallic Interface Specification.

2.3.2.5 ANSI T1.413 - 1998, American National Standard for Telecommunications Network and Customer Installation Interfaces - Asymmetric Digital Subscriber Line (ADSL) Metallic Interface.

3.         INTEGRATED DIGITAL LOOP CARRIERS

           To the extent technically feasible, BellSouth will make available IDLC technology to ITC/\DeltaCom. Otherwise, where BellSouth uses

                                                                    ATTACHMENT 2
                                                                         PAGE 11

           Integrated Digital Loop Carrier (IDLC) systems to provide the local loop and BellSouth has a suitable alternate facility available, BellSouth will make arrangements to permit ITC/\DeltaCom to order a contiguous unbundled local loop. To the extent it is technically feasible, these arrangements will provide ITC/\DeltaCom with the capability to serve end users at a level that is at parity with the level of service BellSouth provides its customers. If no alternate facility is available, BellSouth will utilize its Special Construction (SC) process to determine the additional costs required to provision the loop facilities. ITC/\DeltaCom will then have the option of paying the one-time SC rates to place the loop facilities or ITC/\DeltaCom may chose some other method of providing service to the end-user (e.g., Resale, private facilities, etc.).

4.         NETWORK INTERFACE DEVICE

4.1        DEFINITION

           The Network Interface Device (NID) is a single-line termination device or that portion of a multiple-line termination device required to terminate a single line or circuit at the end user customer's premises. The fundamental function of the NID is to establish the official network demarcation point between a carrier and its end-user customer. The NID features two independent chambers or divisions which separate the service provider's network from the customer's inside wiring. Each chamber or division contains the appropriate connection points or posts to which the service provider, and the end-user customer each make their connections. The NID provides a protective ground connection, and is capable of terminating cables such as twisted pair cable.

4.2        TECHNICAL REQUIREMENTS

4.2.1 The Network Interface Device shall provide a clean, accessible point of connection for the inside wiring and for the Distribution Media and shall maintain a connection to ground that meets the requirements set forth below.

4.2.2 The NID shall be capable of transferring electrical analog or digital signals between the customer's inside wiring and the Distribution Media.

4.2.3 All NID posts or connecting points shall be in place, secure, usable and free of any rust or corrosion. The protective ground connection shall exist and be properly installed. The ground wire will also be free of rust or corrosion and have continuity relative to ground.

4.2.4 The NID shall be capable of withstanding all normal local environmental variations.

                                                                    ATTACHMENT 2
                                                                         PAGE 12

4.2.5 Where feasible, the NID shall be physically accessible to ITC/\DeltaCom designated personnel. In cases where entrance to the customer premises is required to give access to the NID, ITC/\DeltaCom shall obtain entrance permission directly from the customer.

4.2.6 BellSouth shall offer the NID as a stand-alone component. Additionally, ITC/\DeltaCom may connect its loop to any spare capacity on the BellSouth NID. Where necessary to comply with an effective Commission order, BellSouth will allow ITC/\DeltaCom to disconnect the BellSouth loop from the BellSouth NID in order to connect ITC/\DeltaCom's loop to the BellSouth NID. In these cases, ITC/\DeltaCom accepts all liability associated with this process and it is ITC/\DeltaCom's responsibility to make sure the disconnected BellSouth loop is properly grounded.

4.3        INTERFACE REQUIREMENTS

4.3.1 The NID shall be equal to or better than all of the requirements for NIDs set forth in the following technical references:

4.3.1.1 Bellcore Technical Advisory TA-TSY-000120 "Customer Premises or Network Ground Wire";

4.3.1.2 Bellcore Generic Requirement GR-49-CORE "Generic Requirements for Outdoor Telephone Network Interface Devices";

4.3.1.3 Bellcore Technical Requirement TR-NWT-00239 "Indoor Telephone Network Interfaces";

4.3.1.4 Bellcore Technical Requirement TR-NWT-000937 "Generic Requirements for Outdoor and Indoor Building Entrance"

5.         UNBUNDLED LOOP CONCENTRATION (ULC) SYSTEM

5.1        BellSouth will provide to ITC/\DeltaCom unbundled loop concentration
           (ULC). Loop concentration systems in the central office concentrate the signals transmitted over local loops onto a digital loop carrier system. The concentration device is placed inside a BellSouth central office. BellSouth will offer ULC with a TR008 interface or a TR303 interface.

5.2 ULC will be offered in two sizes. System A will allow up to 96 BellSouth loops to be concentrated onto multiple DS1s. The high speed connection from the concentrator will be at the electrical DS1 level and may connect to ITC/\DeltaCom at ITC/\DeltaCom's collocation site. System B will allow up to 192 BellSouth loops to be concentrated onto multiple DS1s. System A may be upgraded to a System B. A minimum of two DS1s is required for each system (i.e., System A requires two DS1s and System B would require an additional two DS1s or four in total ). All DS1 interfaces will

                                                                    ATTACHMENT 2
                                                                         PAGE 13

           terminate to ITC/\DeltaCom's collocation space. ULC service is offered with or without concentration and with or without protection. A Line Interface element will be required for each unbundled loop that is terminated onto the ULC system. Rates for ULC are as set forth in Attachment 11.

6.         SUB-LOOP ELEMENTS

6.1 Where facilities permit and where necessary to comply with an effective Commission order, BellSouth shall offer access to its Unbundled Sub-Loop (USL), Unbundled Sub-Loop Concentration (USLC) System and Unbundled Network Terminating Wire (UNTW) elements.

6.2        Unbundled Sub-Loop (USL)

6.2.1      DEFINITION

6.2.1.1 Unbundled Sub-Loop provides connectivity between the NID component of the unbundled sub-loop and the terminal block on the customer-side of a Feeder Distribution Interface (FDI). This termination and cross-connect field may be in the form of an outside plant distribution closure or remote terminal. Riser Cable that extends from BellSouth's point-of-entry into a building (e.g., equipment closet, terminal room, etc.) to the NID on a particular floor or office space in a multi-tenant building is also classified as a USL. Unbundled Sub-Loops will be provisioned as 2-wire or 4-wire circuits and will include a NID.

6.2.1.2    The Unbundled Sub-Loop will be copper twisted pair.

6.2.2      Requirements for All Unbundled Sub-Loop

6.2.2.1 Unbundled Sub-Loops shall be capable of carrying all signaling messages or tones needed to provide telecommunications services.

           Unbundled Sub-Loop shall support functions associated with provisioning, maintenance and testing of the Unbundled Sub-Loop In these scenarios, ITC/\DeltaCom would be required to place a cross-box, remote terminal (RT), or other similar device and deliver a cable to the BellSouth remote terminal or cross-box. This cable would be connected, by a BST technician, to a cross-connect panel within the BellSouth RT/cross-box. ITC/\DeltaCom's cable pairs can then be connected to BST's USL within the BST cross-box by the BST technician.

6.2.3      Interface Requirements
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6.2.3.1    Unbundled Sub-Loop shall be equal to or better than each of the applicable interface requirements set forth in the following technical references:

6.2.3.2 Bellcore TR-NWT-000049, "Generic Requirements for Outdoor Telephone Network Interface Devices," Issued December 1,1994;

6.3        Unbundled Sub-Loop Concentration System (USLC)

6.3.1 Where facilities permit and where necessary to comply with an effective Commission order, BellSouth will provide to ITC/\DeltaCom with the ability to concentrate its sub-loops onto multiple DS1s back to the BellSouth Central Office. The DS1s will then be terminated into ITC/\DeltaCom's collocation space. TR-008 and TR303 interface standards are available.

6.3.2 USLC, using the Lucent Series 5 equipment, will be offered in two different systems. System A will allow up to 96 of ITC/\DeltaCom's sub-loops to be concentrated onto multiple DS1s. System B will allow an additional 96 of ITC/\DeltaCom's sub-loops to be concentrated onto multiple DS1s. One System A may be supplemented with one System B and they both must be physically located in a single Series 5 dual channel bank. A minimum of two DS1s is required for each system (i.e., System A requires two DS1s and System B would require an additional two DS1s or four in total). The DS1 level facility that connects the RT site with the serving wire center is known as a Feeder Interface. All DS1 Feeder Interfaces will terminate to ITC/\DeltaCom's collocation space within the SWC that serves the RT where ITC/\DeltaCom's sub-loops are connected. USLC service is offered with or without concentration and with or without a protection DS1.

6.3.3 In these scenarios ITC/\DeltaCom would be required to place a cross-box, remote terminal (RT), or other similar device and deliver a cable to the BellSouth remote terminal. This cable would be connected, by a BellSouth technician, to a cross-connect panel within the BellSouth RT/cross-box and would allow ITC/\DeltaCom's sub-loops to then be placed on the ULSC and transported to their collocation space at a DS1 level.

6.4        Unbundled Network Terminating Wire (UNTW)

6.4.1      BellSouth agrees to offer its Unbundled Network Terminating Wire
           (UNTW) to ITC/\DeltaCom pursuant to the following terms and conditions at rates as set forth in this Attachment.

6.5        DEFINITION
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                                                                    ATTACHMENT 2
                                                                         PAGE 15

           UNTW is twisted copper wire that extends from BellSouth's point-of-entry into a multi-dwelling unit (MDU) complex or multi-tenant unit (MTU) complex to the point of demarcation at the end-users location. The UNTW will not include a Network Interface Device (NID).

6.6        REQUIREMENTS

6.6.1 BellSouth will retain the first pair of NTW going into each end-user premises. BellSouth will offer spare pairs that are available to an end-users premises to ITC/\DeltaCom. Available spare pairs are defined as pairs that are not being utilized by BellSouth or by a third party to provide an end-user with working service at the time of ITC/\DeltaCom's request for UNTW. If no spare pairs are available and the end-user is no longer using BellSouth's local service, BellSouth will relinquish the first pair to ITC/\DeltaCom. If after BellSouth has relinquished the first pair to ITC/\DeltaCom and the end-user decides to change local service providers to BellSouth, ITC/\DeltaCom will relinquish the first pair back to BellSouth.

6.6.2 Notwithstanding the foregoing, should BellSouth subsequently require the use of additional pair(s) to provide for the activation of additional lines in an end-users premises in response to a request from such end-user, ITC/\DeltaCom agrees to surrender their spare pair(s) upon request by BellSouth provided ITC/\DeltaCom's working pairs will not be affected.

6.6.3 If an end-user of ITC/\DeltaCom desires to receive local exchange service from a service provider who is not a party to this Agreement, and such third party service provider needs access to the BellSouth UNTW to provide local exchange service to the end user, then ITC/\DeltaCom agrees to surrender the requisite number of its inactive spare pair(s) if no other spare pair is available and upon request by BellSouth.

6.6.4 If ITC/\DeltaCom has placed NTW at a location and an end-user desires to receive local exchange service from BellSouth and BellSouth needs access to ITC/\DeltaCom's NTW to provide local exchange service to the end-user, then ITC/\DeltaCom agrees to surrender the requisite number of its inactive spare pair(s) upon request by BellSouth. Rates for ITC/\DeltaCom NTW furnished to BellSouth will be reciprocal with BellSouth's rates.

6.6.5 In new construction, where possible, both parties may at their option and with the property owner's agreement install their own NTW. In existing construction, BellSouth shall not be required to install new or additional NTW beyond existing NTW to provision the services of ITC/\DeltaCom.

6.7        TECHNICAL REQUIREMENTS

6.7.1 In these scenarios, BellSouth will connect the requested UNTW pairs to a cross-connect panel designed for ITC/\DeltaCom access to BellSouth's NTW. ITC/\DeltaCom will be required to place a cross-box, terminal, or other similar device and deliver a cable to this cross-connect panel.

                                                                    ATTACHMENT 2
                                                                         PAGE 16

           ITC/\DeltaCom will then connect their cable to the cross-connect panel to access the requested UNTW pairs.

6.8        PORT/LOOP COMBINATIONS

           6.8.1 At ITC/\DeltaCom's request, BellSouth shall provide access to combinations of port and loop network elements, as set forth in Section 6.8.7 below, that are currently combined in BellSouth's network except as specified in Sections
                      6.8.1.1 and 6.8.1.2 below.

                      6.8.1.1 BellSouth is not required to provide access to combinations of port and loop network elements in locations where BellSouth is not required to provide circuit switching.

                      6.8.1.2 BellSouth is not required to provide circuit switching in Density Zone 1, as defined in 47 C.F.R.
                      69.123 as of January 1, 1999, of the Atlanta, Miami, Orlando, Fort Lauderdale, Charlotte, New Orleans, Greensboro and Nashville MSAs to ITC/\DeltaCom if ITC/\DeltaCom's customer has 4 or more DS0 equivalent lines.

           6.8.2 For purposes of this Amendment, references to "Currently Combined" network elements shall mean that such network elements are in fact already combined by BellSouth in the BellSouth network to provide service to a particular end user at a particular location.

           6.8.3 Combinations of port and loop network elements provide local exchange service for the origination or termination of calls. Section 6.8.7 following provides the combinations of port and loop network elements that may be ordered by ITC/\DeltaCom when Currently Combined except in those locations where BellSouth is not required to provide circuit switching, as set forth in Sections 6.8.1.1 and
                      6.8.1.2 above.

           6.8.4 In Georgia, BellSouth shall provide combinations of port and loop network elements to ITC/\DeltaCom regardless of whether or not such combinations are Currently Combined except in those locations where BellSouth is not required to provide circuit switching, as set forth in Sections
                      6.8.1.1 and 6.8.1.2 above.

           6.8.5      RATES FOR COMBINATIONS OF LOOP AND PORT NETWORK ELEMENTS

                      6.8.5.1 Rates for combinations of loop and port network elements, as set forth in Section 6.8.7, are provided in Attachment 11 of this Agreement.

           6.8.6      RATES FOR CIRCUIT SWITCHING

                                                                    ATTACHMENT 2
                                                                         PAGE 17

                      6.8.6.1 Rates for circuit switching, where BellSouth is not required, pursuant to Sections 6.8.1.1 and 6.8.1.2, to provide circuit switching are as set forth in Attachment 11 of this Agreement.

           6.8.7      COMBINATION OFFERINGS

                      6.8.7.1 2-wire voice grade port, voice grade loop, virtual cross connect, unbundled end office switching, unbundled end office trunk port, common transport per mile per MOU, common transport facilities termination, tandem switching, and tandem trunk port.

                      6.8.7.2 2-wire voice grade DID port, voice grade loop, virtual cross connect, unbundled end office switching, unbundled end office trunk port, common transport per mile per MOU, common transport facilities termination, tandem switching, and tandem trunk port.

                      6.8.7.3 2-wire CENTREX port, voice grade loop virtual cross connect, unbundled end office switching, unbundled end office trunk port, common transport per mile per MOU, common transport facilities termination, tandem switching, and tandem trunk port.

                      6.8.7.4 2-wire ISDN Basic Rate Interface, voice grade loop virtual cross connect, unbundled end office switching, unbundled end office trunk port, common transport per mile per MOU, common transport facilities termination, tandem switching, and tandem trunk port.

                      6.8.7.5 2-wire ISDN Primary Rate Interface, DS1 loop virtual cross connect, unbundled end office switching, unbundled end office trunk port, common transport per mile per MOU, common transport facilities termination, tandem switching, and tandem trunk port.

                      6.8.7.6 4-wire DS1 Trunk port, DS1 Loop virtual cross connect, unbundled end office switching, unbundled end office trunk port, common transport per mile per MOU, common transport facilities termination, tandem switching, and tandem trunk port.

7.         LOCAL SWITCHING

           BellSouth agrees to offer access to local switching pursuant to the following terms and conditions and at the rates set forth in this Attachment.

7.1        DEFINITION
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                                                                    ATTACHMENT 2
                                                                         PAGE 18

7.1.1 Local Switching is the Network Element that provides the functionality required to connect the appropriate originating lines or trunks wired to the Main Distributing Frame (MDF) or Digital Cross Connect (DSX) panel to a desired terminating line or trunk. Such functionality shall include access to all of the features, functions, and capabilities that the underlying BellSouth switch that is providing such Local Switching function is then capable of providing, including but not limited to: line signaling and signaling software, digit reception, dialed number translations, call screening, routing, recording, call supervision, dial tone, switching, telephone number provisioning, announcements, calling features and capabilities (including call processing), CENTREX, Automatic Call Distributor
           (ACD), Carrier pre-subscription (e.g. long distance carrier, intraLATA toll), Carrier Identification Code (CIC) portability capabilities, testing and other operational features inherent to the switch and switch software. It also provides access to transport, signaling (ISDN User Part (ISUP)) and Transaction Capabilities Application Part (TCAP), and platforms such as adjuncts, Public Safety Systems (911), operator services, Directory Assistance Services and Advanced Intelligent Network (AIN). Remote Switching Module functionality is included in the Local Switching function. The switching capabilities used will be based on the line side features they support. Local Switching will also be capable of routing local, intraLATA, interLATA, and international calls to the customer's preferred carrier; call features (e.g., call forwarding) and CENTREX capabilities. Where required to do so in order to comply with an effective Commission order, Local Switching, including the ability to route to ITC/\DeltaCom's transport facilities, dedicated facilities and systems, shall be unbundled from all other unbundled Network Elements, i.e., Operator Systems, Shared Transport, and Dedicated Transport. BellSouth and ITC/\DeltaCom shall continue to work with the appropriate industry groups to develop a long-term solution for selective routing.

7.1.2 A featureless port is one that has a line port, switching functionality, and an interoffice port. A featured port is a port that includes all features then capable or a number of then capable features specifically requested by ITC/\DeltaCom. Any features that are not currently then capable but are technically feasible through the switch can be requested through the BFR process.

7.1.3 Where required to do so in order to comply with an effective Commission order, BellSouth will provide to ITC/\DeltaCom unbundled local BellSouth switching and resold BellSouth local exchange service under Attachment 1, selective routing of calls to a requested directory assistance services platform or operator services platform. ITC/\DeltaCom customers may use the same dialing arrangements as BellSouth customers, but obtain an ITC/\DeltaCom service.

7.2        TECHNICAL REQUIREMENTS

                                                                    ATTACHMENT 2
                                                                         PAGE 19

7.2.1 The requirements set forth in this Section apply to Local Switching, but not to the Data Switching function of Local Switching.

7.2.1.1 Local Switching shall be equal to or better than the requirements for Local Switching set forth in Bellcore's Local Switching Systems General Requirements (FR-NWT-000064).

7.2.1.2 When applicable, BellSouth shall route calls to the appropriate trunk or lines for call origination or termination.

7.2.1.3 Subject to Section 7.1.1 and 7.1.3 , BellSouth shall route calls on a per line or per screening class basis to (1) BellSouth platforms providing Network Elements or additional requirements (2) Operator Services platforms, (3) Directory Assistance platforms, and (4) Repair Centers. Any other routing requests by ITC/\DeltaCom will be made pursuant to the Bona Fide Request Process of Attachment 9.

7.2.1.4 BellSouth shall provide unbranded recorded announcements and call progress tones to alert callers of call progress and disposition.

7.2.1.5 BellSouth shall activate service for an ITC/\DeltaCom customer or network interconnection on any of the Local Switching interfaces. This includes provisioning changes to change a customer from BellSouth's services to ITC/\DeltaCom's services without loss of switch feature functionality as defined in this Agreement.

7.2.1.6    BellSouth shall perform routine testing (e.g., Mechanized Loop Tests
           (MLT) and test calls such as 105, 107 and 108 type calls) and fault isolation on a mutually agreed upon schedule.

7.2.1.7 BellSouth shall repair and restore any equipment or any other maintainable component that may adversely impact Local Switching.

7.2.1.8 BellSouth shall control congestion points such as those caused by radio station call-ins, and network routing abnormalities. All traffic shall be restricted in a non-discriminatory manner.

7.2.1.9 BellSouth shall perform manual call trace and permit customer originated call trace.

7.2.1.10   Special Services provided by BellSouth will include the following:

           7.2.1.10.1   Telephone Service Prioritization;

           7.2.1.10.2   Related services for handicapped;

           7.2.1.10.3   Soft dial tone where required by law; and

                                                                    ATTACHMENT 2
                                                                         PAGE 20

           7.2.1.10.4   Any other service required by law.

7.2.1.11 BellSouth shall provide Switching Service Point (SSP) capabilities and signaling software to interconnect the signaling links destined to the Signaling Transfer Point Switch (STP). These capabilities shall adhere to Bellcore specifications - TCAP (GR-1432-CORE), ISUP(GR-905-CORE), Call Management (GR-1429-CORE), Switched Fractional DS1 (GR-1357-CORE), Toll Free Service (GR-1428-CORE), Calling Name (GR-1597-CORE), Line Information Database (GR-954-CORE), and Advanced Intelligent Network (GR-2863-CORE).

7.2.1.12 BellSouth shall provide interfaces to adjuncts through Bellcore standard interfaces. These adjuncts can include, but are not limited to, the Service Circuit Node and Automatic Call Distributors.

7.2.1.13 BellSouth shall provide performance data regarding a customer line, traffic characteristics or other measurable elements to ITC/\DeltaCom, upon a reasonable request from ITC/\DeltaCom. ITC/\DeltaCom will pay BellSouth for all costs incurred to provide such performance data through the BFR process.

7.2.1.14 BellSouth shall offer Local Switching that provides feature offerings at parity to those provided by BellSouth to itself or any other party. Such feature offerings shall include but are not limited to:

           7.2.1.14.1   Basic and primary rate ISDN;

           7.2.1.14.2   Residential features;

           7.2.1.14.3   Customer Local Area Signaling Services (CLASS/LASS);

           7.2.1.14.4 CENTREX (including equivalent administrative capabilities, such as customer accessible reconfiguration and detailed message recording); and

           7.2.1.14.5 Advanced intelligent network triggers supporting ITC/\DeltaCom and BellSouth service applications.

                        BellSouth shall offer to ITC/\DeltaCom all AIN triggers in connection with its SMS/SCE offering which are supported by BellSouth for offering AIN-based services. Triggers that are currently available are:

                        7.2.1.14.5.1   Off-Hook Immediate

                        7.2.1.14.5.2   Off-Hook Delay

                        7.2.1.14.5.3   Termination Attempt
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                        7.2.1.14.5.4   6/10 Public Office Dialing Plan

                        7.2.1.14.5.5   Feature Code Dialing

                        7.2.1.14.5.6   Customer Dialing Plan

           7.2.1.14.6 When the following triggers are supported by BellSouth, BellSouth will make these triggers available to ITC/\DeltaCom:

                        7.2.1.14.6.1   Private EAMF Trunk

                        7.2.1.14.6.2   Shared Interoffice Trunk (EAMF, SS7)

                        7.2.1.14.6.3   N11

                        7.2.1.14.6.4   Automatic Route Selection

7.2.1.15 Where capacity exists, BellSouth shall assign each ITC/\DeltaCom customer line the class of service designated by ITC/\DeltaCom (e.g., using line class codes or other switch specific provisioning methods), and shall route directory assistance calls from ITC/\DeltaCom customers to ITC/\DeltaCom directory assistance operators at ITC/\DeltaCom's option.

7.2.1.16 Where capacity exists, BellSouth shall assign each ITC/\DeltaCom customer line the class of services designated by ITC/\DeltaCom (e.g., using line class codes or other switch specific provisioning methods) and shall route operator calls from ITC/\DeltaCom customers to ITC/\DeltaCom operators at ITC/\DeltaCom's option. For example, BellSouth may translate 0- and 0+ intraLATA traffic, and route the call through appropriate trunks to an ITC/\DeltaCom Operator Services Position System (OSPS). Calls from Local Switching must pass the ANI-II digits unchanged.

7.2.1.17 Local Switching shall be offered in accordance with the requirements of the following technical references:

           7.2.1.17.1 BellCore GR-1298-CORE, AIN Switching System Generic Requirements, as implemented in BellSouth's switching equipment;

           7.2.1.17.2   BellCore GR-1299-CORE, AIN Switch-Service Control Point
           (SCP)/Adjunct Interface Generic Requirements;

           7.2.1.17.3 BellCore TR-NWT-001284, AIN 0.1 Switching System Generic Requirements;

           7.2.1.17.4   BellCore SR-NWT-002247, AIN Release 1 Update.

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                                                                         PAGE 22

7.2.2      INTERFACE REQUIREMENTS

7.2.2.1    BellSouth shall provide the following interfaces to loops:

7.2.2.2 Standard Tip/Ring interface including loopstart or groundstart, on-hook signaling (e.g., for calling number, calling name and message waiting lamp);

7.2.2.3    Coin phone signaling;

7.2.2.4 Basic Rate Interface ISDN adhering to appropriate Bellcore Technical Requirements;

7.2.2.5    Two-wire analog interface to PBX;

7.2.2.6    Four-wire analog interface to PBX;

7.2.2.7 Four-wire DS1 interface to PBX or customer provided equipment (e.g. computers and voice response systems);

7.2.2.8 Primary Rate ISDN to PBX adhering to ANSI standards Q.931, Q.932 and appropriate Bellcore Technical Requirements;

7.2.2.9 Switched Fractional DS1 with capabilities to configure Nx64 channels (where N = 1 to 24); and

7.2.2.10 Loops adhering to Bellcore TR-NWT-08 and TR-NWT-303 specifications to interconnect Digital Loop Carriers.

7.2.2.11   BellSouth shall provide access to the following but not limited to:

7.2.2.12 SS7 Signaling Network or Multi-Frequency trunking if requested by ITC/\DeltaCom;

7.2.2.13 Interface to ITC/\DeltaCom operator services systems or Operator Services through appropriate trunk interconnections for the system; and

7.2.2.14 Interface to ITC/\DeltaCom directory assistance services through the ITC/\DeltaCom switched network or to Directory Assistance Services through the appropriate trunk interconnections for the system; and 950 access or other ITC/\DeltaCom required access to interexchange carriers as requested through appropriate trunk interfaces.

8.         TRANSPORT

           BellSouth agrees to offer access to unbundled transport including Shared Transport, Dedicated Transport and Tandem Switching pursuant to following terms and conditions and at the rates set forth in Attachment 11.
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                                                                         PAGE 23

8.1        DEFINITION OF SHARED TRANSPORT

           Shared Transport is an interoffice transmission path between two BellSouth end-offices, BellSouth end-office and a tandem, or between two tandems. Where BellSouth Network Elements are connected by intra-office wiring, such wiring is provided as a part of the Network Elements and is not Shared Transport. Shared Transport consists of BellSouth inter-office transport facilities and is unbundled from local switching.

8.2        TECHNICAL REQUIREMENTS OF SHARED TRANSPORT

8.2.1 Shared Transport provided on DS1 or VT1.5 circuits, shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for Central Office to Central Office ("CO to CO") connections in the appropriate industry standards.

8.2.2 Shared Transport provided on DS3 circuits, STS-1 circuits, and higher transmission bit rate circuits, shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for CO to CO connections in the appropriate industry standards.

8.2.3 BellSouth shall be responsible for the engineering, provisioning, and maintenance of the underlying equipment and facilities that are used to provide Shared Transport.

8.2.4 At a minimum, Shared Transport shall meet all of the requirements set forth in the following technical references (as applicable for the transport technology being used):

8.2.4.1 ANSI T1.101-1994, American National Standard for Telecommunications - Synchronization Interface Standard Performance and Availability;

8.2.4.2 ANSI T1.102-1993, American National Standard for Telecommunications - Digital Hierarchy - Electrical Interfaces;

8.2.4.3    ANSI T1.102.01-199x, American National Standard for
           Telecommunications - Digital Hierarchy - VT1.5;

8.2.4.4 ANSI T1.105-1995, American National Standard for Telecommunications - Synchronous Optical Network (SONET) - Basic Description including Multiplex Structure, Rates and Formats;

8.2.4.5    ANSI T1.105.01-1995, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Automatic Protection Switching;

8.2.4.6    ANSI T1.105.02-1995, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Payload Mappings;
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                                                                    ATTACHMENT 2
                                                                         PAGE 24

8.2.4.7    ANSI T1.105.03-1994, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Jitter at Network Interfaces;

8.2.4.8    ANSI T1.105.03a-1995, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET): Jitter at Network Interfaces - DS1 Supplement;

8.2.4.9    ANSI T1.105.05-1994, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Tandem Connection;

8.2.4.10   ANSI T1.105.06-199x, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Physical Layer Specifications;

8.2.4.11   ANSI T1.105.07-199x, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Sub STS-1 Interface Rates and Formats;

8.2.4.12   ANSI T1.105.09-199x, American National Standard for
           Telecommunications - Synchronous Optical Network (SONET) - Network Element Timing and Synchronization;

8.2.4.13 ANSI T1.106-1988, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

8.2.4.14 ANSI T1.107-1988, American National Standard for Telecommunications - Digital Hierarchy - Formats Specifications;

8.2.4.15   ANSI T1.107a-1990 - American National Standard for Telecommunications
           - Digital Hierarchy - Supplement to Formats Specifications (DS3 Format Applications);

8.2.4.16   ANSI T1.107b-1991 - American National Standard for Telecommunications
           - Digital Hierarchy - Supplement to Formats Specifications;

8.2.4.17 ANSI T1.117-1991, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (SONET) (Single Mode - Short Reach);

8.2.4.18 ANSI T1.403-1989, Carrier to Customer Installation, DS1 Metallic Interface Specification;

8.2.4.19 ANSI T1.404-1994, Network-to-Customer Installation - DS3 Metallic Interface Specification;
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                                                                    ATTACHMENT 2
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8.2.4.20   ITU Recommendation G.707, Network node interface for the synchronous digital hierarchy (SDH);

8.2.4.21 ITU Recommendation G.704, Synchronous frame structures used at 1544, 6312, 2048, 8488 and 44736 kbit/s hierarchical levels;

8.2.4.22 Bellcore FR-440 and TR-NWT-000499, Transport Systems Generic Requirements (TSGR): Common Requirements;

8.2.4.23 Bellcore GR-820-CORE, Generic Transmission Surveillance: DS1 & DS3 Performance;

8.2.4.24 Bellcore GR-253-CORE, Synchronous Optical Network Systems (SONET); Common Generic Criteria;

8.2.4.25 Bellcore TR-NWT 000507, Transmission, Section 7, Issue 5 (Bellcore, December 1993). (A module of LSSGR, FR-NWT-000064.);

8.2.4.26 Bellcore TR-NWT-000776, Network Interface Description for ISDN Customer Access;

8.2.4.27 Bellcore TR-INS-000342, High-Capacity Digital Special Access Service-Transmission Parameter Limits and lnterface Combinations, Issue 1 February 1991;

8.2.4.28 Bellcore ST-TEC 000052, Telecommunications Transmission Engineering Textbook, Volume 2: Facilities, Third Edition, Issue I May 1989;

8.2.4.29 Bellcore ST-TEC-000051, Telecommunications Transmission Engineering Textbook Volume 1: Principles, Third Edition. Issue 1 August 1987.

8.3        DEDICATED TRANSPORT

8.3.1      DEFINITION

8.3.1.1 Dedicated Transport is defined as BellSouth transmission facilities dedicated to a particular customer or carrier that provide telecommunications between wire centers owned by BellSouth or requesting telecommunications carriers, or between switches owned by BellSouth or requesting telecommunications carriers.

8.3.1.2 BellSouth shall offer Dedicated Transport in each of the following ways:

           8.3.1.2.1    As capacity on a shared facility.

           8.3.1.2.2 As a circuit (e.g., DS0, DS1 or DS3) dedicated to ITC/\DeltaCom.
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                                                                    ATTACHMENT 2
                                                                         PAGE 26

8.3.1.3    When Dedicated Transport is provided as a system it shall include:

           8.3.1.3.1 Transmission equipment such as multiplexers, line terminating equipment, amplifiers, and regenerators;

           8.3.1.3.2 Inter-office transmission facilities such as optical fiber, copper twisted pair, and coaxial cable.

8.3.2      Unbundled Local Channel

8.3.2.1 The Unbundled Local Channel is the dedicated transmission path between ITC/\DeltaCom's Point of Presence and the BellSouth Serving Wire Center.

8.3.2.2 BellSouth currently offers Unbundled Local Channels for switched traffic. Rates for these elements are listed in Attachment 11. For those states that do not contain rates in Attachment 11 for DS1 and DS3 switched Local Channels, the rates in the applicable State Access Tariff will apply as interim rates. When final rates are developed, these interim rates will be subject to true-up, and the parties will amend the Agreement to reflect the new rates.

8.3.2.3 BellSouth currently offers Unbundled Local Channels for non-switched traffic at DS1, DS3, OC3, OC12, and OC48 levels at interim rates from the applicable State Access Tariff. When final rates are developed these interim rates will be subject to true-up, and the parties will amend the Agreement to reflect the new rates.

8.3.3      TECHNICAL REQUIREMENTS

           This Section sets forth technical requirements for all Dedicated Transport.

8.3.3.1 When BellSouth provides Dedicated Transport as a circuit or a system, the entire designated transmission circuit or system (e.g., DS0, DS1,DS3) shall be dedicated to ITC/\DeltaCom designated traffic.

8.3.3.2 BellSouth shall offer Dedicated Transport in all technologies that become available including, but not limited to, DS1 and DS3 transport systems, SONET (or SDH) Bi-directional Line Switched Rings, SONET (or
           SDH) Unidirectional Path Switched Rings, and SONET (or SDH) point-to-point transport systems (including linear add-drop systems), at all available transmission bit rates. While SONET Ring facilities are not available in every application, they are typically available in the major metropolitan areas.
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                                                                    ATTACHMENT 2
                                                                         PAGE 27

8.3.3.3 For DS1 or VT1.5 circuits, Dedicated Transport shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for Customer Interface to Central Office ("CI to CO") connections in the appropriate industry standards.

8.3.3.4 Where applicable, for DS3 circuits, Dedicated Transport shall, at a minimum, meet the performance, availability, jitter, and delay requirements specified for CI to CO connections in the appropriate industry standards.

8.3.3.5 BellSouth shall offer the following interface transmission rates for Dedicated Transport:

           8.3.3.5.1    DS0 Equivalent;

           8.3.3.5.2 DS1 (Extended SuperFrame - ESF, D4, and unframed applications shall be provided);

           8.3.3.5.3 DS3 where applicable (C-bit Parity, M13, and unframed applications shall be provided);

           8.3.3.5.4 SDH Standard interface rates in accordance with International Telecommunications Union (ITU) Recommendation G.707 and Plesiochronous Digital Hierarchy (PDH) rates per ITU Recommendation G.704.

8.3.3.6 When Dedicated Transport is provided as a system, BellSouth shall design the system according to our network infrastructure to allow for the termination points specified by ITC/\DeltaCom.

8.3.4 At a minimum, Dedicated Transport shall meet each of the requirements set forth in the following technical references:

8.3.4.1 ANSI T1.231-1993 -American National Standard for Telecommunications - Digital Hierarchy - Layer 1 In-Service Digital Transmission performance monitoring.

           8.3.4.1.1 ANSI T1.102-1993, American National Standard for Telecommunications - Digital Hierarchy - Electrical Interfaces;

           8.3.4.1.2 ANSI T1.106-1988, American National Standard for Telecommunications - Digital Hierarchy - Optical Interface Specifications (Single Mode);

           8.3.4.1.3 ANSI T1.107-1988, American National Standard for Telecommunications - Digital Hierarchy - Formats Specifications;
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                                                                    ATTACHMENT 2
                                                                         PAGE 28

           8.3.4.1.4 ANSI T1.107a-1990 - American National Standard for Telecommunications - Digital Hierarchy - Supplement to Formats Specifications (DS3 Format Applications);

           8.3.4.1.5 ANSI T1.107b-1991 - American National Standard for Telecommunications - Digital Hierarchy - Supplement to Formats Specifications;

           8.3.4.1.6 Bellcore FR-440 and TR-NWT-000499, Transport Systems Generic Requirements (TSGR): Common Requirements;

           8.3.4.1.7    Bellcore GR-820-CORE, Generic Transmission Surveillance:
           DS1 & DS3 Performance;

           8.3.4.1.8 Bellcore TR-NWT 000507, Transmission, Section 7, Issue 5 (Bellcore, December 1993). (A module of LSSGR, FR-NWT-000064.);

           8.3.4.1.9 Bellcore TR-INS-000342, High-Capacity Digital Special Access Service-Transmission Parameter Limits and lnterface Combinations, Issue 1 February 1991;

           8.3.4.1.10 Bellcore ST-TEC 000052, Telecommunications Transmission Engineering Textbook, Volume 2: Facilities, Third Edition, Issue I May 1989;

           8.3.4.1.11 Bellcore ST-TEC-000051, Telecommunications Transmission Engineering Textbook Volume 1: Principles, Third Edition. Issue 1 August 1987;

9.         TANDEM SWITCHING

9.1        DEFINITION

           Tandem Switching is the function that establishes a communications path between two switching offices through a third switching office (the Tandem switch).

9.2        TECHNICAL REQUIREMENTS

9.2.1 Tandem Switching shall have the same capabilities or equivalent capabilities as those described in Bell Communications Research TR-TSY-000540 Issue 2R2, Tandem Supplement, 6/1/90. The requirements for Tandem Switching include, but are not limited to the following:

           9.2.1.1 Tandem Switching shall provide signaling to establish a tandem connection;
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                                                                    ATTACHMENT 2
                                                                         PAGE 29

           9.2.1.2 Tandem Switching will provide screening as jointly agreed to by ITC/\DeltaCom and BellSouth;

           9.2.1.3 Tandem Switching shall provide Advanced Intelligent Network triggers supporting AIN features where such routing is not available from the originating end office switch, to the extent such Tandem switch has such capability;

           9.2.1.4 Tandem Switching shall provide access to Toll Free number portability database as designated by ITC/\DeltaCom;

           9.2.1.5 Tandem Switching shall provide all trunk interconnections discussed under the "Network Interconnection" section (e.g., SS7, MF, DTMF, DialPulse, PRI-ISDN, DID, and CAMA-ANI (if appropriate for 911));

           9.2.1.6 Tandem Switching shall provide connectivity to PSAPs where 911 solutions are deployed and the tandem is used for 911; and

           9.2.1.7 Where appropriate, Tandem Switching shall provide connectivity to transit traffic to and from other carriers.

9.2.2 Tandem Switching shall accept connections (including the necessary signaling and trunking interconnections) between end offices, other tandems, IXCs, ICOs, CAPs and CLEC switches.

9.2.3 Tandem Switching shall provide local tandem functionality between two end offices including two offices belonging to different CLECs (e.g., between a CLEC end office and the end office of another CLEC).

9.2.4 Tandem Switching shall preserve CLASS/LASS features and Caller ID as traffic is processed.

9.2.5 Tandem Switching shall record billable events and send them to the area billing centers designated by ITC/\DeltaCom. Tandem Switching will provide recording of all billable events as jointly agreed to by ITC/\DeltaCom and BellSouth.

9.2.6 Upon a reasonable request from ITC/\DeltaCom, BellSouth shall perform routine testing and fault isolation on the underlying switch that is providing Tandem Switching and all its interconnections. The results and reports of the testing shall be made immediately available to ITC/\DeltaCom.

9.2.7 BellSouth shall maintain ITC/\DeltaCom's trunks and interconnections associated with Tandem Switching at least at parity to its own trunks and interconnections.
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                                                                    ATTACHMENT 2
                                                                         PAGE 30

9.2.8 BellSouth shall control congestion points and network abnormalities. All traffic will be restricted in a non discriminatory manner.

9.2.9 Selective Call Routing through the use of line class codes is not available through the use of tandem switching. Selective Call Routing through the use of line class codes is an end office capability only. Detailed primary and overflow routing plans for all interfaces available within BellSouth switching network shall be mutually agreed to by ITC/\DeltaCom and BellSouth.

9.2.10 Tandem Switching shall process originating toll-free traffic received from ITC/\DeltaCom local switch.

9.2.11 In support of AIN triggers and features, Tandem Switching shall provide SSP capabilities when these capabilities are not available from the Local Switching Network Element, to the extent such Tandem Switch has such capability.

9.3        INTERFACE REQUIREMENTS

9.3.1 Tandem Switching shall provide interconnection to the E911 PSAP where the underlying Tandem is acting as the E911 Tandem.

9.3.2 Tandem Switching shall interconnect, with direct trunks, to all carriers with which BellSouth interconnects.

9.3.3 BellSouth shall provide all signaling necessary to provide Tandem Switching with no loss of feature functionality.

9.3.4 Tandem Switching shall interconnect with ITC/\DeltaCom's switch, using two-way trunks, for traffic that is transiting via BellSouth network to interLATA or intraLATA carriers. At ITC/\DeltaCom's request, Tandem Switching shall record and keep records of traffic for billing.

9.3.5 Tandem Switching shall provide an alternate final routing pattern for ITC/\DeltaCom traffic overflowing from direct end office high usage trunk groups.

9.4 Tandem Switching shall meet or exceed (i.e., be more favorable to ITC/\DeltaCom) each of the requirements for Tandem Switching set forth in the following technical references:

9.4.1 Bell Communications Research TR-TSY-000540 Issue 2R2, Tandem Supplement, 6/1/90;

9.4.2      GR-905-CORE covering CCSNIS;
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                                                                    ATTACHMENT 2
                                                                         PAGE 31

9.4.3 GR-1429-CORE for call management features; and GR-2863-CORE and BellCore GR-2902-CORE covering CCS AIN interconnection

10.        OPERATOR SYSTEMS

           BellSouth agrees to offer access to operator systems pursuant to the terms and conditions following and at the rates set forth in Attachment 11.

10.1       DEFINITION

           Operator Systems is the Network Element that provides operator and automated call handling and billing, special services, customer telephone listings and optional call completion services. The Operator Systems, Network Element provides two types of functions:
           Operator Service functions and Directory Assistance Service functions, each of which are described in detail below.

10.2       OPERATOR SERVICE

10.2.1     DEFINITION

           Operator Service provides: (1) operator handling for call completion (for example, collect, third number billing, and calling card calls),
           (2) operator or automated assistance for billing after the customer has dialed the called number (for example, calling card calls); and
           (3) special services including but not limited to Busy Line Verification and Emergency Line Interrupt (ELI), Emergency Agency Call, Operator-assisted Directory Assistance, and Rate Quotes.

           BellSouth will offer to ITC/\DeltaCom Operator Call Processing Access Service BLV/BLVI. Busy Line Verification ("BLV") shall be performed when one Party's Customer requests assistance from the operator bureau of the other Party to determine if the called line is in use. However, the operator bureau will not complete the call for the Customer initiating the BLV inquiry. Only one BLV attempt will be made per Customer operator bureau call, and a charge shall apply whether or not the called party releases the line.

           Busy Line Verification Interrupt ("BLVI") shall be performed when one Party's Customer requests the operator bureau of the other Party to interrupt a telephone call in progress after BLV has occurred. The operator bureau will interrupt the busy line and inform the called party, that there is a call waiting. The operator bureau will only interrupt the call and will not complete the telephone call of the
           End User initiating the BLVI request. The operator bureau will make only one BLVI attempt per telephone call and the applicable charge applies whether or not the called party releases the line. Each Party's operator bureau shall accept BLV and BLVI inquiries from the operator bureau of the other Party in order to allow transparent provision of BLV/BLVI Traffic between the Parties' networks.
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                                                                    ATTACHMENT 2
                                                                         PAGE 32

           Each Party shall route BLV/BLVI traffic inquiries over separate direct trunks (and not the Local/IntraLATA Trunks) established between the Parties' respective operator bureaus. ITC/\DeltaCom will route BLV and BLVI traffic to the BellSouth access tandem. BellSouth will route BLV and BLVI traffic to the ITC/\DeltaCom access tandem. Each Party shall compensate the other Party for BLV/BLVI Traffic as set forth in ATTACHMENT 11 (Pricing Schedule) to the Agreement.

10.2.2     REQUIREMENTS

10.2.2.1 When ITC/\DeltaCom requests BellSouth to provide Operator Services, the following requirements apply:

           10.2.2.1.1   BellSouth shall complete 0+ and 0- dialed local calls.

           10.2.2.1.2   BellSouth shall complete 0+ intraLATA toll calls.

           10.2.2.1.3 BellSouth shall complete calls that are billed to ITC/\DeltaCom customer's calling card that can be validated by BellSouth.

           10.2.2.1.4   BellSouth shall complete person-to-person calls.

           10.2.2.1.5   BellSouth shall complete collect calls.

           10.2.2.1.6 BellSouth shall provide the capability for callers to bill to a third party and complete such calls.

           10.2.2.1.7   BellSouth shall complete station-to-station calls.

           10.2.2.1.8   BellSouth shall process emergency calls.

           10.2.2.1.9 BellSouth shall process Busy Line Verify and Emergency Line Interrupt requests.

           10.2.2.1.10 BellSouth shall process emergency call trace, as they do for their Customers prior to the Effective Date. Call must originate from a 911 provider.

           10.2.2.1.11 BellSouth shall process operator-assisted directory assistance calls.

10.2.2.2 BellSouth shall adhere to equal access requirements, providing ITC/\DeltaCom local customers the same IXC access as provided to BellSouth customers.
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                                                                    ATTACHMENT 2
                                                                         PAGE 33

10.2.2.3 BellSouth shall exercise at least the same level of fraud control in providing Operator Service to ITC/\DeltaCom that BellSouth provides for its own operator service.

10.2.2.4 BellSouth shall perform Billed Number Screening when handling Collect, Person-to-Person, and Billed-to-Third-Party calls.

10.2.2.5 BellSouth shall direct customer account and other similar inquiries to the customer service center designated by ITC/\DeltaCom.

10.2.2.6 BellSouth shall provide a feed of customer call records in "EMI" format to ITC/\DeltaCom in accordance with ODUF standards specified in Attachment 7.

10.2.3     INTERFACE REQUIREMENTS

           With respect to Operator Services for calls that originate on local switching capability provided by or on behalf of ITC/\DeltaCom, the interface requirements shall conform to the then current established system interface specifications for the platform used to provide Operator Service and the interface shall conform to industry standards.

10.3       DIRECTORY ASSISTANCE SERVICE

10.3.1     DEFINITION

           Directory Assistance Service provides local customer telephone number listings with the option to complete the call at the callers direction separate and distinct from local switching.

10.3.2     REQUIREMENTS

10.3.2.1 Directory Assistance Service shall provide up to two listing requests per call. If available and if requested by ITC/\DeltaCom's customer, BellSouth shall provide caller-optional directory assistance call completion service at rates contained in this Attachment to one of the provided listings, equal to that which BellSouth provides its customers. If not available, ITC/\DeltaCom may request such requirement pursuant to the Bona Fide Request Process of Attachment 9.

10.3.2.2   DIRECTORY ASSISTANCE SERVICE UPDATES

           10.3.2.2.1 BellSouth shall update customer listings changes daily. These changes include:

                        10.3.2.2.1.1 New customer connections: BellSouth will provide service to ITC/\DeltaCom that is equal to the service it provides to itself and its customers;
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                                                                    ATTACHMENT 2
                                                                         PAGE 34

                        10.3.2.2.1.2 Customer disconnections: BellSouth will provide service to ITC/\DeltaCom that is equal to the service it provides to itself and its customers; and

                        10.3.2.2.1.3 Customer address changes: BellSouth will provide service to ITC/\DeltaCom that is equal to the service it provides to itself and its customers;

10.3.2.3 These updates shall also be provided for non-listed and non-published numbers for use in emergencies.

10.4       BRANDING FOR OPERATOR CALL PROCESSING AND DIRECTORY ASSISTANCE

10.4.1 The BellSouth Operator Systems Branding Feature provides a definable announcement to ITC/\DeltaCom end users using Directory Assistance
           (DA)/Operator Call Processing (OCP) prior to placing them in queue or connecting them to an available operator or automated operator system. This feature allows ITC/\DeltaCom to have its calls custom branded with ITC/\DeltaCom name on whose behalf BellSouth is providing Directory Assistance and/or Operator Call Processing. Rates for Custom Branding, Operator Call Process and Directory Assistance are set forth in Attachment 11.

10.4.2 BellSouth offers four service levels of branding to ITC/\DeltaCom when ordering Directory Assistance and/or Operator Call Processing.

10.4.2.1   Service Level 1 - BellSouth Branding

10.4.2.2   Service Level 2 - Unbranded

10.4.2.3   Service Level 3 - Custom Branding

10.4.2.4 Service Level 4 - Self Branding (applicable only to ITC/\DeltaCom for Resale or use with an Unbundled Port when routing to an operator service provider other than BellSouth).

10.4.3     FOR RESELLERS AND USE WITH AN UNBUNDLED PORT

10.4.3.1   BellSouth Branding is the Default Service Level.

10.4.3.2 Unbranding, Custom Branding, and Self Branding require ITC/\DeltaCom to order selective routing for each originating BellSouth end office identified by ITC/\DeltaCom. Rates for Selective Routing are set forth in Attachment 11.

                                                                    ATTACHMENT 2
                                                                         PAGE 35

10.4.3.3 Customer Branding and Self Branding require ITC/\DeltaCom to order dedicated trunking from each BellSouth end office identified by ITC/\DeltaCom, to either the BellSouth Traffic Operator Position System (TOPS) or ITC/\DeltaCom Operator Service Provider. Rates for trunks are set forth in applicable BellSouth tariffs.

10.4.3.4 Unbranding - Unbranded Directory Assistance and/or Operator Call Processing calls ride common trunk groups provisioned by BellSouth from those end offices identified by ITC/\DeltaCom to the BellSouth TOPS. These calls are routed to "No Announcement."

10.4.4     For Facilities Based Carriers

10.4.4.1 All Service Levels require ITC/\DeltaCom to order dedicated trunking from their end office(s) point of interface to the BellSouth TOPS Switches. Rates for trunks are set forth in applicable BellSouth tariffs.

10.4.4.2 Customized Branding includes charges for the recording of the branding announcement and the loading of the audio units in each TOPS Switch, IVS and NAV equipment for which ITC/\DeltaCom requires service.

           Directory Assistance customized branding uses:

           o    the recording of the name;
           o the front-end loading of the Digital Recorded Announcement Machine (DRAM) in each TOPS switch.

           Operator Call Processing customized branding uses:
           o    the recording of the name;
           o    the front-end loading of the DRAM in the TOPS Switch;
           o the back-end loading in the audio units in the Automated Alternate Billing System (AABS) in the Interactive Voice Subsystem (IVS);
           o the 0- automation loading for the audio units in the Enhanced Billing and Access Service (EBAS) in the Network Applications Vehicle (NAV).

10.4.4.3 BellSouth will provide at ITC/\DeltaCom's option, unbundled local BellSouth switching and resold BellSouth local exchange service, with selective routing of calls to a requested directory assistance services platform or operator services platform. ITC/\DeltaCom customers may use the same dialing arrangements as BellSouth customers, but obtain a ITC/\DeltaCom branded service.

10.5       DIRECTORY ASSISTANCE DATABASE SERVICE (DADS)
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                                                                    ATTACHMENT 2
                                                                         PAGE 36

10.5.1 BellSouth shall make its Directory Assistance Database Service (DADS) available solely for the expressed purpose of providing Directory Assistance type services to ITC/\DeltaCom end users. The term "end user" denotes any entity which obtains Directory Assistance type services for its own use from a DADS customer. Directory Assistance type service is defined as Voice Directory Assistance (DA Operator assisted and Electronic Directory Assistance (Data System assisted)). ITC/\DeltaCom agrees that Directory Assistance Database Service
           (DADS) will not be used for any purpose which violates federal or state laws, statutes, regulatory orders or tariffs. Except for the permitted users, ITC/\DeltaCom agrees not to disclose DADS to others and shall provide due care in providing for the security and confidentiality of DADS. Further, ITC/\DeltaCom authorizes the inclusion of ITC/\DeltaCom Subscriber listings in the BellSouth Directory Assistance products.

10.5.2 BellSouth shall provide ITC/\DeltaCom initially with daily updates which reflect all listing change activity occurring since ITC/\DeltaCom's most recent update via magnetic tape, and subsequently using electronic connectivity such as Network Data Mover to be developed mutually by ITC/\DeltaCom and BellSouth. ITC/\DeltaCom agrees to assume the costs associated with CONNECT:
           Direct TM connectivity, which will vary depending upon volume and mileage.

10.5.3 BellSouth will require approximately one month after receiving an order to prepare the Base File. BellSouth will provide daily updates which will reflect all listing change activity occurring since ITC/\DeltaCom most recent update. BellSouth shall provide updates to ITC/\DeltaCom on a Business, Residence, or combined Business and Residence basis. ITC/\DeltaCom agrees that the updates shall be used solely to keep the information current. Delivery of Daily Updates will commence the day after ITC/\DeltaCom receives the Base File.

10.5.4 BellSouth is authorized to include ITC/\DeltaCom Subscriber List Information in its Directory Assistance Database Service (DADS) and its Directory Publishers Database Service (DPDS). Any other use by BellSouth of ITC/\DeltaCom Subscriber List Information is not authorized and with the exception of a request for DADS or DPDS, BellSouth shall refer any request for such information to ITC/\DeltaCom.

10.5.5 Rates for DADS are as set forth in Attachment 11 and to the extent appropriate in BellSouth General Subscriber Services Tariff A38.1.

10.6       DIRECT ACCESS TO DIRECTORY ASSISTANCE SERVICE

10.6.1 Direct Access to Directory Assistance Service (DADAS) will provide ITC/\DeltaCom's directory assistance operators with the ability to search all available BellSouth's subscriber listings using the Directory Assistance

                                                                    ATTACHMENT 2
                                                                         PAGE 37

           search format. Subscription to DADAS will allow ITC/\DeltaCom to utilize its own switch, operator workstations and optional audio subsystems.

10.6.2 BellSouth will provide DADAS from its DA location. ITC/\DeltaCom will access the DADAS system via a telephone company provided point of availability. ITC/\DeltaCom has the responsibility of providing the physical links required to connect to the point of availability. These facilities may be purchased from the telephone company as rates and charges billed separately from the charges associated with this offering.

10.6.3 A specified interface to each ITC/\DeltaCom subsystem will be provided by BellSouth. Interconnection between ITC/\DeltaCom system and a specified BellSouth location will be pursuant to the use of ITC/\DeltaCom owned or ITC/\DeltaCom leased facilities and shall be appropriate sized based upon the volume of queries being generated by ITC/\DeltaCom.

10.6.4 The specifications for the three interfaces necessary for interconnection are available in the following documents:

10.6.4.1 DADAS to Subscriber Operator Position System--Northern Telecom Document CSI-2300-07; Universal Gateway/ Position Message Interface Format Specification

10.6.4.2 DADAS to Subscriber Switch--Northern Telecom Document Q210-1 Version A107; NTDMS/CCIDAS System Application Protocol; and AT&T Document 250-900-535 Operator Services Position System Listing Service and Application Call Processing Data Link Interface Specification

10.6.4.3 DADAS to Audio Subsystem (Optional)--Directory One Call Control to Audio Response Unit system interface specifications are available through Northern Telecom as a licensed access protocol--Northern Telecom Document 355-004424 and Gateway/Interactive Voice subsystem Protocol Specification

10.6.5 Rates for DADAS are as set forth in Attachment 11 and to the extent appropriate in the BellSouth FCC Tariff No. 1.

11.        SIGNALING

           Unbundled signaling and access to BellSouth's signaling databases shall be provided pursuant to this Attachment and Attachment 3
           Section 4.8 subject to compatibility testing and at the rates set forth in Attachment 11. BellSouth may provide mediated access to BellSouth signaling systems and databases. Available signaling elements include signaling links, signal transfer points and service control points. Signaling functionality will be available with both A-link and B-link connectivity.
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11.1       DEFINITION OF SIGNALING LINK TRANSPORT

           Signaling Link Transport is a set of two or four dedicated 56 Kbps. transmission paths between CLEC-designated Signaling Points of Interconnection (SPOI) that provides appropriate physical diversity.

11.2       TECHNICAL REQUIREMENTS

11.2.1 Signaling Link Transport shall consist of full duplex mode 56 kbps transmission paths.

11.2.2 Of the various options available, Signaling Link Transport shall perform in the following two ways:

11.2.2.1 As an "A-link" which is a connection between a switch or SCP and a home Signaling Transfer Point Switch (STP) pair; and

11.2.2.2 As a "B-link" which is a connection between two STP pairs in different company networks (e.g., between two STP pairs for two Competitive Local Exchange Carriers (CLECs)).

11.2.3 Signaling Link Transport shall consist of two or more signaling link layers as follows:

11.2.3.1   An A-link layer shall consist of two links.

11.2.3.2   A B-link layer shall consist of four links.

11.2.4 A signaling link layer shall satisfy a performance objective such that:

11.2.4.1 There shall be no more than two minutes down time per year for an A-link layer; and

11.2.4.2 There shall be negligible (less than 2 seconds) down time per year for a B-link layer.

11.2.5 A signaling link layer shall satisfy interoffice and intraoffice diversity of facilities and equipment, such that:

11.2.5.1 No single failure of facilities or equipment causes the failure of both links in an A-link layer (i.e., the links should be provided on a minimum of two separate physical paths end-to-end); and

11.2.5.2 No two concurrent failures of facilities or equipment shall cause the failure of all four links in a B-link layer (i.e., the links should be provided on a minimum of three separate physical paths end-to-end).

11.3       INTERFACE REQUIREMENTS
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11.3.1     There shall be a DS1 (1.544 Mbps) interface at the
           ITC/\DeltaCom-designated SPOIs. Each 56 kbps transmission path shall appear as a DS0 channel within the DS1 interface.

12.        SIGNALING TRANSFER POINTS (STPS)

12.1 DEFINITION - Signaling Transfer Points is a signaling network function that includes all of the capabilities provided by the signaling transfer point switches (STPs) and their associated signaling links which enable the exchange of SS7 messages among and between switching elements, database elements and signaling transfer point switches

12.2       TECHNICAL REQUIREMENTS

12.2.1 STPs shall provide access to Network Elements connected to BellSouth SS7 network. These include:

12.2.1.1   BellSouth Local Switching or Tandem Switching;

12.2.1.2   BellSouth Service Control Points/DataBases;

12.2.1.3   Third-party local or tandem switching;

12.2.1.4   Third-party-provided STPs.

12.2.2 The connectivity provided by STPs shall fully support the functions of all other Network Elements connected to BellSouth SS7 network. This explicitly includes the use of BellSouth SS7 network to convey messages which neither originate nor terminate at a signaling end point directly connected to BellSouth SS7 network (i.e., transient messages). When BellSouth SS7 network is used to convey transient messages, there shall be no alteration of the Integrated Services Digital Network User Part (ISDNUP) or Transaction Capabilities Application Part (TCAP) user data that constitutes the content of the message.

12.2.3 If a BellSouth tandem switch routes calling traffic, based on dialed or translated digits, on SS7 trunks between an ITC/\DeltaCom local switch and third party local switch, BellSouth SS7 network shall convey the TCAP messages that are necessary to provide Call Management features (Automatic Callback, Automatic Recall, and Screening List Editing) between ITC/\DeltaCom local STPs and the STPs that provide connectivity with the third party local switch, even if the third party local switch is not directly connected to BellSouth STPs.

12.2.4 STPs shall provide all functions of the MTP as defined in Bellcore ANSI Interconnection Requirements. This includes:
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12.2.4.1   Signaling Data Link functions, as defined in Bellcore ANSI
           Interconnection Requirements,

12.2.4.2 Signaling Link functions, as defined in Bellcore ANSI Interconnection Requirements, and

12.2.4.3 Signaling Network Management functions, as defined in Bellcore ANSI Interconnection Requirements.

12.2.5 STPs shall provide all functions of the SCCP necessary for Class 0 (basic connectionless) service, as defined in Bellcore ANSI Interconnection Requirements. In particular, this includes Global Title Translation (GTT) and SCCP Management procedures, as specified in T1.112.4. In cases where the destination signaling point is a ITC/\DeltaCom or third party local or tandem switching system directly connected to BellSouth SS7 network, BellSouth shall perform final GTT of messages to the destination and SCCP Subsystem Management of the destination. In all other cases, BellSouth shall perform intermediate GTT of messages to a gateway pair of STPs in an SS7 network connected with BellSouth SS7 network, and shall not perform SCCP Subsystem Management of the destination. If BellSouth performs final GTT to a ITC/\DeltaCom database, then ITC/\DeltaCom agrees to provide BellSouth with the Destination Point Code for the ITC/\DeltaCom database.

12.2.6 STPs shall provide on a non-discriminatory basis all functions of the OMAP commonly provided by STPs, as specified in the reference in
           Section 12.4.5 of this Attachment. All OMAP functions will be on a "where available" basis and can include:

12.2.6.1   MTP Routing Verification Test (MRVT) and

12.2.6.2   SCCP Routing Verification Test (SRVT).

12.2.7 In cases where the destination signaling point is a BellSouth local or tandem switching system or database, or is an ITC/\DeltaCom or third party local or tandem switching system directly connected to the BellSouth SS7 network, STPs shall perform MRVT and SRVT to the destination signaling point. In all other cases, STPs shall perform MRVT and SRVT to a gateway pair of STPs in an SS7 network connected with the BellSouth SS7 network. This requirement shall be superseded by the specifications for Internetwork MRVT and SRVT if and when these become approved ANSI standards and available capabilities of BellSouth STPs, and if mutually agreed upon by ITC/\DeltaCom and BellSouth.

12.2.8     STPs shall be on parity with BellSouth.

12.2.9     SS7 ADVANCED INTELLIGENT NETWORK (AIN) ACCESS
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12.2.9.1   When technically feasible and upon request by ITC/\DeltaCom, SS7
           Access shall be made available in association with unbundled switching. SS7 AIN Access is the provisioning of AIN 0.1 triggers in an equipped BellSouth local switch and interconnection of the BellSouth SS7 network with the ITC/\DeltaCom SS7 network to exchange TCAP queries and responses with an ITC/\DeltaCom SCP.

12.2.9.2 SS7 AIN Access shall provide ITC/\DeltaCom SCP access to BellSouth local switch in association with unbundled switching via interconnection of BellSouth SS7 and ITC/\DeltaCom SS7 Networks. BellSouth shall offer SS7 access through its STPs. If BellSouth requires a mediation device on any part of its network specific to this form of access, BellSouth must route its messages in the same manner. The interconnection arrangement shall result in the BellSouth local switch recognizing the ITC/\DeltaCom SCP as at least at parity with BellSouth's SCP's in terms of interfaces, performance and capabilities.

12.3       INTERFACE REQUIREMENTS

12.3.1 BellSouth shall provide the following STPs options to connect ITC/\DeltaCom or ITC/\DeltaCom-designated local switching systems or STPs to BellSouth SS7 network:

12.3.1.1   An A-link interface from ITC/\DeltaCom local switching systems; and,

12.3.1.2   A B-link interface from ITC/\DeltaCom local STPs.

12.3.2 Each type of interface shall be provided by one or more sets (layers) of signaling links.

12.3.3 The Signaling Point of Interconnection (SPOI) for each link shall be located at a cross-connect element, such as a DSX-1, in the Central Office (CO) where BellSouth STP is located. There shall be a DS1 or higher rate transport interface at each of the SPOIs. Each signaling link shall appear as a DS0 channel within the DS1 or higher rate interface. BellSouth shall offer higher rate DS1 signaling for interconnecting ITC/\DeltaCom local switching systems or STPs with BellSouth STPs as soon as these become approved ANSI standards and available capabilities of BellSouth STPs. BellSouth and ITC/\DeltaCom will work jointly to establish mutually acceptable SPOIs.

12.3.4 BellSouth CO shall provide intraoffice diversity between the SPOIs and BellSouth STPs, so that no single failure of intraoffice facilities or equipment shall cause the failure of both B-links in a layer connecting to a BellSouth STP. BellSouth and ITC/\DeltaCom will work jointly to establish mutually acceptable SPOIs.
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12.3.5     BellSouth shall provide MTP and SCCP protocol interfaces that shall conform to all sections relevant to the MTP or SCCP in the following specifications:

12.3.5.1 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP);

12.3.5.2 Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

12.3.6     MESSAGE SCREENING

12.3.6.1 BellSouth shall set message screening parameters so as to accept valid messages from ITC/\DeltaCom local or tandem switching systems destined to any signaling point within BellSouth's SS7 network where the ITC/\DeltaCom switching system has a legitimate signaling relation.

12.3.6.2 BellSouth shall set message screening parameters so as to pass valid messages from ITC/\DeltaCom local or tandem switching systems destined to any signaling point or network accessed through BellSouth's SS7 network where the ITC/\DeltaCom switching system has a legitimate signaling relation.

12.3.6.3 BellSouth shall set message screening parameters so as to accept and pass/send valid messages destined to and from ITC/\DeltaCom from any signaling point or network interconnected through BellSouth's SS7 network where the ITC/\DeltaCom SCP has a legitimate signaling relation.

12.4 STPs shall be equal to or better than all of the requirements for STPs set forth in the following technical references:

12.4.1 ANSI T1.111-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP);

12.4.2 ANSI T1.111A-1994 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP) Supplement;

12.4.3 ANSI T1.112-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Signaling Connection Control Part
           (SCCP);

12.4.4 ANSI T1.115-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Monitoring and Measurements for Networks;
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12.4.5     ANSI T1.116-1990 American National Standard for Telecommunications -
           Signaling System Number 7 (SS7) - Operations, Maintenance and Administration Part (OMAP);

12.4.6 ANSI T1.118-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Intermediate Signaling Network Identification (ISNI);

12.4.7 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP); and

12.4.8 Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

13.        SERVICE CONTROL POINTS/DATABASES

13.1       DEFINITION

13.1.1 Databases provide the functionality for storage of, access to, and manipulation of information required to offer a particular service and/or capability. Databases include, but are not limited to: Local Number Portability, Toll Free Number Database, Automatic Location Identification/Data Management System, access to Service Creation Environment and Service Management System (SCE/SMS) application databases and Directory Assistance.

13.1.2 A Service Control Point (SCP) is a specific type of Database functionality deployed in a Signaling System 7 (SS7) network that executes service application logic in response to SS7 queries sent to it by a switching system also connected to the SS7 network. Service Management Systems provide operational interfaces to allow for provisioning, administration and maintenance of subscriber data and service application data stored in SCPs.

13.2       TECHNICAL REQUIREMENTS FOR SCPS/DATABASES

           Requirements for SCPs/Databases within this section address storage of information, access to information (e.g. signaling protocols, response times), and administration of information (e.g., provisioning, administration, and maintenance). All SCPs/Databases shall be provided to ITC/\DeltaCom in accordance with the following requirements.

13.2.1 BellSouth shall provide physical access to SCPs through the SS7 network and protocols with TCAP as the application layer protocol.
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13.2.2     BellSouth shall provide physical interconnection to databases via industry standard interfaces and protocols (e.g. SS7, ISDN and X.25).

13.2.3 The reliability of interconnection options shall be consistent with requirements for diversity and survivability.

13.2.4     DATABASE AVAILABILITY

           Call processing databases shall have a maximum unscheduled availability of 30 minutes per year. Unavailability due to software and hardware upgrades shall be scheduled during minimal usage periods and only be undertaken upon proper notification to providers which might be impacted. Any downtime associated with the provision of call processing related databases will impact all service providers, including BellSouth, equally.

13.2.5 The operational interface provided by BellSouth shall complete Database transactions (i.e., add, modify, delete) for ITC/\DeltaCom customer records stored in BellSouth databases within 3 days, or sooner where BellSouth provisions its own customer records within a shorter interval.

13.3       LOCAL NUMBER PORTABILITY DATABASE

13.3.1     DEFINITION

           The Permanent Number Portability (PNP) database supplies routing numbers for calls involving numbers that have been ported from one local service provider to another. PNP is currently being worked in industry forums. The results of these forums will dictate the industry direction of PNP. BellSouth agrees to provide access to the PNP database at rates, terms and conditions as set forth by BellSouth and in accordance with an effective FCC or Commission directive.

13.4       LINE INFORMATION DATABASE (LIDB)

13.4.1     DEFINITION

           The Line Information Database (LIDB) is a transaction-oriented database accessible through Common Channel Signaling (CCS) networks. It contains records associated with customer Line Numbers and Special Billing Numbers. LIDB accepts queries from other Network Elements and provides appropriate responses. The query originator need not be the owner of LIDB data. LIDB queries include functions such as screening billed numbers that provides the ability to accept Collect or Third Number Billing calls and validation of Telephone Line Number based non-proprietary calling cards. The interface for the LIDB functionality is the
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           interface between BellSouth CCS network and other CCS networks. LIDB also interfaces to administrative systems.

           13.4.1.1 BellSouth will store in its LIDB only records relating to service in the BellSouth region.

           13.4.1.2 Prior to the availability of a long-term solution for LNP, BellSouth shall enable ITC/\DeltaCom to store in BellSouth's LIDB any customer, Line Number or Special Billing Number record, whether ported or not, for which the non-ITC/\DeltaCom dedicated NPA-NXX or RAO-0/1XX Group is supported by that LIDB.

           13.4.1.3 Prior to the availability of a long-term solution for LNP, BellSouth shall enable ITC/\DeltaCom to store in BellSouth's LIDB any customer, Line Number or Special Billing Number record, whether ported or not, for which the ITC/\DeltaCom dedicated NPA-NXX or RAO-0/1XX Group is supported by that LIDB.

           13.4.1.4 Subsequent to the availability of a long-term solution for LNP, BellSouth shall enable ITC/\DeltaCom to store in BellSouth's LIDB any customer, Line Number or Special Billing Number record, whether ported or not, regardless of the number's dedicated NPA-NXX or RAO [NXX]-0/1XX.

13.4.2     TECHNICAL REQUIREMENTS

           BellSouth will offer to ITC/\DeltaCom any additional capabilities that are developed for LIDB during the life of this Agreement.

13.4.2.1 BellSouth shall process ITC/\DeltaCom's Customer records in LIDB at least at parity with BellSouth customer records, with respect to other LIDB functions. BellSouth shall indicate to ITC/\DeltaCom what additional functions (if any) are performed by LIDB in the BellSouth network.

13.4.2.2   Within two (2) weeks after a request by ITC/\DeltaCom, BellSouth shall provide ITC/\DeltaCom with a list of the customer data items which ITC/\DeltaCom would have to provide in order to support each required LIDB function. The list shall indicate which data items are essential to LIDB function, and which are required only to support certain services. For each data item, the list shall show the data formats, the acceptable values of the data item and the meaning of those values.
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13.4.2.3   BellSouth shall provide LIDB systems for which operating deficiencies that would result in calls being blocked, shall not exceed 30 minutes per year.

13.4.2.4 BellSouth shall provide LIDB systems for which operating deficiencies that would not result in calls being blocked shall not exceed 12 hours per year.

13.4.2.5 BellSouth shall provide LIDB systems for which the LIDB function shall be in overload no more than 12 hours per year.

13.4.2.6 All additions, updates and deletions of ITC/\DeltaCom data to the LIDB shall be solely at the direction of ITC/\DeltaCom. Such direction from ITC/\DeltaCom will not be required where the addition, update or deletion is necessary to perform standard fraud control measures (e.g., calling card auto-deactivation).

13.4.2.7 BellSouth shall provide priority updates to LIDB for ITC/\DeltaCom data upon ITC/\DeltaCom's request (e.g., to support fraud detection), via password-protected telephone card, facsimile, or electronic mail within one hour of notice from the established BellSouth contact.

13.4.2.8 BellSouth shall provide LIDB systems such that no more than 0.01% of ITC/\DeltaCom customer records will be missing from LIDB, as measured by ITC/\DeltaCom audits. BellSouth will audit ITC/\DeltaCom records in LIDB against DBAS to identify record mismatches and provide this data to a designated ITC/\DeltaCom contact person to resolve the status of the records and BellSouth will update system appropriately. BellSouth will refer record of mis-matches to ITC/\DeltaCom within one business day of audit. Once reconciled records are received back from ITC/\DeltaCom, BellSouth will update LIDB the same business day if less than 500 records are received before 1:00PM Central Time. If more than 500 records are received, BellSouth will contact ITC/\DeltaCom to negotiate a time frame for the updates, not to exceed three business days.

13.4.2.9 BellSouth shall perform backup and recovery of all of ITC/\DeltaCom's data in LIDB including sending to LIDB all changes made since the date of the most recent backup copy, in at least the same time frame BellSouth performs backup and recovery of BellSouth data in LIDB for itself. Currently, BellSouth performs backups of the LIDB for itself on a weekly basis and when a new software release is scheduled, a backup is performed prior to loading the new release.

13.4.2.10 BellSouth shall provide ITC/\DeltaCom with LIDB reports of data which are missing or contain errors, as well as any misroute errors, within a reason time period as negotiated between ITC/\DeltaCom and BellSouth.

13.4.2.11 BellSouth shall prevent any access to or use of ITC/\DeltaCom data in LIDB by BellSouth personnel that are outside of established administrative
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           and fraud control personnel, or by any other party that is not authorized by ITC/\DeltaCom in writing.

13.4.2.12 BellSouth shall provide ITC/\DeltaCom performance of the LIDB Data Screening function, which allows a LIDB to completely or partially deny specific query originators access to LIDB data owned by specific data owners, for Customer Data that is part of an NPA-NXX or RAO-0/1XX wholly or partially owned by ITC/\DeltaCom at least at parity with BellSouth Customer Data. BellSouth shall obtain from ITC/\DeltaCom the screening information associated with LIDB Data Screening of ITC/\DeltaCom data in accordance with this requirement. BellSouth currently does not have LIDB Data Screening capabilities. When such capability is available, BellSouth shall offer it to ITC/\DeltaCom under the Bona Fide Request process of Attachment 9.

13.4.2.13 BellSouth shall accept queries to LIDB associated with ITC/\DeltaCom customer records, and shall return responses in accordance with industry standards.

13.4.2.14 BellSouth shall provide mean processing time at the LIDB within 0.50 seconds under normal conditions as defined in industry standards.

13.4.2.15 BellSouth shall provide processing time at the LIDB within 1 second for 99% of all messages under normal conditions as defined in industry standards.

13.4.3     INTERFACE REQUIREMENTS

           BellSouth shall offer LIDB in accordance with the requirements of this subsection.

13.4.3.1 The interface to LIDB shall be in accordance with the technical references contained within.

13.4.3.2 The CCS interface to LIDB shall be the standard interface described herein.

13.4.3.3 The LIDB Data Base interpretation of the ANSI-TCAP messages shall comply with the technical reference herein. Global Title Translation shall be maintained in the signaling network in order to support signaling network routing to the LIDB.

13.5       TOLL FREE NUMBER DATABASE

           The Toll Free Number Database is a SCP that provides functionality necessary for toll free (e.g., 800 and 888) number services by providing routing information and additional so-called vertical features during call set-up in response to queries from SSPs. BellSouth shall provide the Toll
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           Free Number Database at ITC/\DeltaCom's option and in accordance with the following:

13.5.1     TECHNICAL REQUIREMENTS

13.5.1.1 BellSouth shall make BellSouth Toll Free Number Database available for ITC/\DeltaCom to query with a toll-free number and originating information.

13.5.1.2 The Toll Free Number Database shall return carrier identification and, where applicable, the queried toll free number, translated numbers and instructions as it would in response to a query from a BellSouth switch.

13.5.1.3 The SCP shall also provide, at ITC/\DeltaCom's option, such additional feature as described in SR-TSV-002275 (BOC Notes on BellSouth Networks, SR-TSV-002275, Issue 2, (Bellcore, April 1994)) as are available to BellSouth. These may include but are not limited to:

           13.5.1.3.1   Network Management;

           13.5.1.3.2   Customer Sample Collection; and

           13.5.1.3.3   Service Maintenance

13.6       AUTOMATIC LOCATION IDENTIFICATION/DATA MANAGEMENT SYSTEM (ALI/DMS)

           The ALI/DMS Database contains customer information (including name, address, telephone information, and sometimes special information from the local service provider or customer) used to determine to which Public Safety Answering Point (PSAP) to route the call. The ALI/DMS database is used to provide more routing flexibility for E911 calls than Basic 911. BellSouth shall provide the Emergency Services Database in accordance with the following:

13.6.1     TECHNICAL REQUIREMENTS

13.6.1.1 BellSouth shall offer ITC/\DeltaCom a data link to the ALI/DMS database or permit ITC/\DeltaCom to provide its own data link to the ALI/DMS database. BellSouth shall provide error reports from the ALI/DMS database to ITC/\DeltaCom immediately after ITC/\DeltaCom inputs information into the ALI/DMS database. Alternately, ITC/\DeltaCom may utilize BellSouth, to enter customer information into the data base on a demand basis, and validate customer information on a demand basis.

13.6.1.2 The ALI/DMS database shall contain the following customer information:

           13.6.1.2.1   Name;

           13.6.1.2.2   Address;
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           13.6.1.2.3   Telephone number; and

           13.6.1.2.4 Other information as appropriate (e.g., whether a customer is blind or deaf or has another disability).

13.6.1.3 When the BellSouth is responsible for administering the ALI/DMS database in its entirety, ported number NXXs entries for the ported numbers should be maintained unless ITC/\DeltaCom requests otherwise and shall be updated if ITC/\DeltaCom requests, provided ITC/\DeltaCom supplies BellSouth with the updates.

13.6.1.4 When Remote Call Forwarding (RCF) is used to provide number portability to the local customer and a remark or other appropriate field information is available in the database, the shadow or "forwarded-to" number and an indication that the number is ported shall be added to the customer record.

13.6.1.5 If BellSouth is responsible for configuring PSAP features (for cases when the PSAP or BellSouth supports an ISDN interface) it shall ensure that CLASS Automatic Recall (Call Return) is not used to call back to the ported number. Although BellSouth currently does not have ISDN interface, BellSouth agrees to comply with this requirement once ISDN interfaces are in place.

13.6.2     INTERFACE REQUIREMENTS

           The interface between the E911 Switch or Tandem and the ALI/DMS database for ITC/\DeltaCom customers shall meet industry standards.

13.7       DIRECTORY ASSISTANCE DATABASE

           BellSouth shall make its directory assistance database available to ITC/\DeltaCom in order to allow ITC/\DeltaCom to provide its customers with the same directory assistance telecommunications services BellSouth provides to BellSouth customers. BellSouth shall provide ITC/\DeltaCom with an initial feed via magnetic tape and daily update initially via magnetic tape and subsequently via an electronic gateway to be developed mutually by ITC/\DeltaCom and BellSouth of customer address and number changes. Directory Assistance Services must provide both the ported and ITC/\DeltaCom telephone numbers to the extent available in BellSouth's database assigned to a customer. Privacy indicators must be properly identified to assure the non-published numbers are accurately identified.

13.8       CALLING NAME (CNAM) DATABASE SERVICE.

           ITC/\DeltaCom may provide to its account manager a written request to enter into a CNAM agreement with BellSouth. If ITC/\DeltaCom is
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           interested in requesting CNAM with volume and term pricing,
           ITC/\DeltaCom must contact its account manager and specifically request a CNAM volume and term agreement.

13.9 SCPs/Databases shall be equal to or better than all of the requirements for SCPs/Databases set forth in the following technical references:

13.9.1 GR-246-CORE, Bell Communications Research Specification of Signaling System Number 7, ISSUE 1 (Bellcore, December 199);

13.9.2 GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP). (Bellcore, March 1994);

13.9.3 GR-954-CORE, CCS Network Interface Specification (CCSNIS) Supporting Line Information Database (LIDB) Service 6, Issue 1, Rev. 1 (Bellcore, October 1995);

13.9.4 GR-1149-CORE, OSSGR Section 10: System Interfaces, Issue 1 (Bellcore, October 1995) (Replaces TR-NWT-001149);

13.9.5 BellCore GR-1158-CORE, OSSGR Section 22.3: Line Information Database 6, Issue (Bellcore, October 1995);

13.9.6 BellCore GR-1428-CORE, CCS Network Interface Specification (CCSNIS) Supporting Toll Free Service (Bellcore, May 1995); and

13.9.7 BOC Notes on BellSouth Networks, SR-TSV-002275, ISSUE 2, (Bellcore, April 1994).

13.10 Service Creation Environment and Service Management System (SCE/SMS) Advanced Intelligent Network (AIN) Access.

13.10.1 BellSouth's Service Creation Environment and Service Management System (SCE/SMS) Advanced Intelligent Network (AIN) Access shall provide ITC/\DeltaCom the capability that will allow ITC/\DeltaCom and other third parties to create service applications in a BellSouth Service Creation Environment and deploy those applications in a BellSouth SMS to a BellSouth SCP. The third party service applications interact with AIN triggers provisioned on a BellSouth SSP.

13.10.2 BellSouth's SCE/SMS AIN Access shall provide access to SCE hardware, software, testing and technical support (e.g., help desk, system administrator) resources available to ITC/\DeltaCom. Scheduling procedures shall provide ITC/\DeltaCom equivalent priority to these resources.

                                                                    ATTACHMENT 2
                                                                         PAGE 51

13.10.3 BellSouth SCP shall partition and protect ITC/\DeltaCom service logic and data from unauthorized access, execution or other types of compromise.

13.10.4 When ITC/\DeltaCom selects SCE/SMS AIN Access, BellSouth shall provide training, documentation, and technical support to enable ITC/\DeltaCom to use BellSouth's SCE/SMS AIN Access to create and administer applications. Training, documentation, and technical support will address use of SCE and SMS access and administrative functions, but will not include support for the creation of a specific service application.

13.10.5 When ITC/\DeltaCom selects SCE/SMS AIN Access, BellSouth shall provide for a secure, controlled access environment in association with its internal use of AIN components. ITC/\DeltaCom access will be provided via remote data connection (e.g., dial-in, ISDN).

13.10.6 When ITC/\DeltaCom selects SCE/SMS AIN Access, BellSouth shall allow ITC/\DeltaCom to download data forms and/or tables to BellSouth SCP via BellSouth SMS without intervention from BellSouth (e.g., service customization and customer subscription).

14.        DARK FIBER

           BellSouth agrees to offer access to Dark Fiber where the state commissions have required such access pursuant to the terms and conditions following and at the rates set forth in Attachment 11. The parties agree that Dark Fiber will be used in the provisioning of telecommunications service.

14.1 Dark Fiber is unused strands of optical fiber. It may be strands of optical fiber existing in aerial or underground structure. No line terminating elements terminated to such strands to operationalize its transmission capabilities will be available. No regeneration or optical amplification will be included with this element.

14.2       REQUIREMENTS

14.2.1 BellSouth shall make available Dark Fiber where it exists in BellSouth's network and where, as a result of future building or deployment, it becomes available. BellSouth shall offer Dark Fiber to ITC/\DeltaCom pursuant to the prices set forth in Attachment 11.

14.2.2 ITC/\DeltaCom may test the quality of the Dark Fiber to confirm its usability and performance specifications.

14.2.3 BellSouth shall use its best efforts to provide to ITC/\DeltaCom information regarding the location, availability and performance of Dark Fiber within

                                                                    ATTACHMENT 2
                                                                         PAGE 52

           ten (10) business days for a records based answer and twenty (20) business days for a field based answer, after receiving a request from ITC/\DeltaCom ("Request"). Within such time period, BellSouth shall send written confirmation of availability of the Dark Fiber ("Confirmation").

14.2.4 BellSouth shall use its best efforts to make Dark Fiber available to ITC/\DeltaCom within thirty (30) business days after it receives written confirmation from ITC/\DeltaCom that the Dark Fiber previously deemed available by BellSouth is wanted for use by ITC/\DeltaCom. This includes identification of appropriate connection points (e.g., Light Guide Interconnection (LGX) or splice points) to enable ITC/\DeltaCom to connect or splice ITC/\DeltaCom provided transmission media (e.g., optical fiber) or equipment to the Dark Fiber.

15.        SS7 NETWORK INTERCONNECTION

15.1.1     DEFINITION

           SS7 Network Interconnection is the interconnection of ITC/\DeltaCom local Signaling Transfer Point Switches (STP) and ITC/\DeltaCom local or tandem switching systems with BellSouth STPs. This interconnection provides connectivity that enables the exchange of SS7 messages among BellSouth switching systems and databases (DBs), ITC/\DeltaCom local or tandem switching systems, and other third-party switching systems directly connected to the BellSouth SS7 network.

15.1.2     TECHNICAL REQUIREMENTS

15.1.2.1 SS7 Network Interconnection shall provide connectivity to all components of the BellSouth SS7 network. These include:

           15.1.2.1.1   BellSouth local or tandem switching systems;

           15.1.2.1.2   BellSouth DBs; and

           15.1.2.1.3   Other third-party local or tandem switching systems.

15.1.2.2 The connectivity provided by SS7 Network Interconnection shall fully support the functions of BellSouth switching systems and DBs and ITC/\DeltaCom or other third-party switching systems with A-link access to the BellSouth SS7 network.

           If traffic is routed based on dialed or translated digits between an ITC/\DeltaCom local switching system and a BellSouth or other third-party local switching system, either directly or via a BellSouth tandem switching system, then it is a requirement that the BellSouth SS7 network convey via SS7 Network Interconnection the TCAP messages that are necessary to provide Call Management services (Automatic Callback, Automatic

                                                                    ATTACHMENT 2
                                                                         PAGE 53

           Recall, and Screening List Editing) between the ITC/\DeltaCom local STPs and BellSouth or other third-party local switch.

15.1.2.3 When the capability to route messages based on Intermediate Signaling Network Identifier (ISNI) is generally available on BellSouth STPs, the BellSouth SS7 Network shall also convey TCAP messages using SS7 Network Interconnection in similar circumstances where the BellSouth switch routes traffic based on a Carrier Identification Code (CIC).

15.1.2.4 SS7 Network Interconnection shall provide all functions of the MTP as specified in ANSI T1.111. This includes:

           15.1.2.4.1 Signaling Data Link functions, as specified in ANSI T1.111.2;

           15.1.2.4.2   Signaling Link functions, as specified in ANSI T1.111.3;
                        and

           15.1.2.4.3 Signaling Network Management functions, as specified in ANSI T1.111.4.

15.1.2.5 SS7 Network Interconnection shall provide all functions of the SCCP necessary for Class 0 (basic connectionless) service, as specified in ANSI T1.112. In particular, this includes Global Title Translation
           (GTT) and SCCP Management procedures, as specified in T1.112.4. Where the destination signaling point is a BellSouth switching system or DB, or is another third-party local or tandem switching system directly connected to the BellSouth SS7 network, SS7 Network Interconnection shall include final GTT of messages to the destination and SCCP Subsystem Management of the destination. Where the destination signaling point is an ITC/\DeltaCom local or tandem switching system, SS7 Network Interconnection shall include intermediate GTT of messages to a gateway pair of ITC/\DeltaCom local STPs, and shall not include SCCP Subsystem Management of the destination.

15.1.2.6 SS7 Network Interconnection shall provide all functions of the Integrated Services Digital Network User Part (ISDNUP), as specified in ANSI T1.113.

15.1.2.7 SS7 Network Interconnection shall provide all functions of the TCAP, as specified in ANSI T1.114.

15.1.2.8 If and when Internetwork MTP Routing Verification Test (MRVT) and SCCP Routing Verification Test (SRVT) become approved ANSI standards and available capabilities of BellSouth STPs, SS7 Network Interconnection shall provide these functions of the OMAP.

15.1.2.9 SS7 Network Interconnection shall be equal to or better than the following performance requirements:

                                                                    ATTACHMENT 2
                                                                         PAGE 54

           15.1.2.9.1   MTP Performance, as specified in ANSI T1.111.6;

           15.1.2.9.2   SCCP Performance, as specified in ANSI T1.112.5; and

           15.1.2.9.3   ISDNUP Performance, as specified in ANSI T1.113.5.

15.1.3     INTERFACE REQUIREMENTS

15.1.3.1 BellSouth shall offer the following SS7 Network Interconnection options to connect ITC/\DeltaCom or ITC/\DeltaCom-designated local or tandem switching systems or STPs to the BellSouth SS7 network:

           15.1.3.1.1 A-link interface from ITC/\DeltaCom local or tandem switching systems; and

           15.1.3.1.2   B-link interface from ITC/\DeltaCom STPs.

15.1.3.2 The Signaling Point of Interconnection (SPOI) for each link shall be located at a cross-connect element, such as a DSX-1, in the Central Office (CO) where the BellSouth STP is located. There shall be a DS1 or higher rate transport interface at each of the SPOIs. Each signaling link shall appear as a DS0 channel within the DS1 or higher rate interface. BellSouth shall offer higher rate DS1 signaling links for interconnecting ITC/\DeltaCom local switching systems or STPs with BellSouth STPs as soon as these become approved ANSI standards and available capabilities of BellSouth STPs. BellSouth and ITC/\DeltaCom will work jointly to establish mutually acceptable SPOI.

15.1.3.3 BellSouth CO shall provide intraoffice diversity between the SPOIs and the BellSouth STP, so that no single failure of intraoffice facilities or equipment shall cause the failure of both B-links in a layer connecting to a BellSouth STP. BellSouth and ITC/\DeltaCom will work jointly to establish mutually acceptable SPOI.

15.1.3.4 The protocol interface requirements for SS7 Network Interconnection include the MTP, ISDNUP, SCCP, and TCAP. These protocol interfaces shall conform to the following specifications:

           15.1.3.4.1 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP);

           15.1.3.4.2 Bellcore GR-1428-CORE, CCS Network Interface Specification (CCSNIS) Supporting Toll Free Service;

           15.1.3.4.3 Bellcore GR-1429-CORE, CCS Network Interface Specification (CCSNIS) Supporting Call Management Services; and

                                                                    ATTACHMENT 2
                                                                         PAGE 55

           15.1.3.4.4 Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part
           (SCCP) and Transaction Capabilities Application Part (TCAP).

15.1.3.5 BellSouth shall set message screening parameters to block accept messages from ITC/\DeltaCom local or tandem switching systems destined to any signaling point in the BellSouth SS7 network with which the ITC/\DeltaCom switching system has a legitimate signaling relation.

15.1.4 SS7 Network Interconnection shall be equal to or better than all of the requirements for SS7 Network Interconnection set forth in the following technical references:

15.1.4.1 ANSI T1.110-1992 American National Standard Telecommunications - Signaling System Number 7 (SS7) - General Information;

15.1.4.2 ANSI T1.111-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP);

15.1.4.3 ANSI T1.111A-1994 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Message Transfer Part (MTP) Supplement;

15.1.4.4 ANSI T1.112-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Signaling Connection Control Part
           (SCCP);

15.1.4.5 ANSI T1.113-1995 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Integrated Services Digital Network
           (ISDN) User Part;

15.1.4.6 ANSI T1.114-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Transaction Capabilities Application Part (TCAP);

15.1.4.7 ANSI T1.115-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Monitoring and Measurements for Networks;

15.1.4.8 ANSI T1.116-1990 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Operations, Maintenance and Administration Part (OMAP);

15.1.4.9 ANSI T1.118-1992 American National Standard for Telecommunications - Signaling System Number 7 (SS7) - Intermediate Signaling Network Identification (ISNI);

                                                                    ATTACHMENT 2
                                                                         PAGE 56

15.1.4.10 Bellcore GR-905-CORE, Common Channel Signaling Network Interface Specification (CCSNIS) Supporting Network Interconnection, Message Transfer Part (MTP), and Integrated Services Digital Network User Part (ISDNUP);

15.1.4.11 Bellcore GR-954-CORE, CCS Network Interface Specification (CCSNIS) Supporting Line Information Database (LIDB) Service;

15.1.4.12 Bellcore GR-1428-CORE, CCS Network Interface Specification (CCSNIS) Supporting Toll Free Service;

15.1.4.13 Bellcore GR-1429-CORE, CCS Network Interface Specification (CCSNIS) Supporting Call Management Services; and,

15.1.4.14 Bellcore GR-1432-CORE, CCS Network Interface Specification (CCSNIS) Supporting Signaling Connection Control Part (SCCP) and Transaction Capabilities Application Part (TCAP).

16.        BASIC 911 AND E911

           If ITC/\DeltaCom orders unbundled network elements, then ITC/\DeltaCom is also responsible for providing E911 to its end users. BellSouth agrees to offer access to the 911/E911 network pursuant to the following terms and conditions set forth in Attachment 11.

16.1       Definition

           Basic 911 and E911 is an additional requirement that provides a caller access to the applicable emergency service bureau by dialing a 3-digit universal telephone number (911).

16.2       REQUIREMENTS

16.2.1 BASIC 911 SERVICE PROVISIONING. For Basic 911 service, BellSouth will provide to ITC/\DeltaCom a list consisting of each municipality that subscribes to Basic 911 service. The list will also provide, if known, the E911 conversion date for each municipality and, for network routing purposes, a ten-digit directory number representing the appropriate emergency answering position for each municipality subscribing to 911. ITC/\DeltaCom will be required to arrange to accept 911 calls from its end users in municipalities that subscribe to Basic 911 service and translate the 911 call to the appropriate 10-digit directory number as stated on the list provided by BellSouth. ITC/\DeltaCom will be required to route that call to BellSouth at the appropriate tandem or end office. When a municipality converts to E911 service, ITC/\DeltaCom will be required to discontinue the Basic 911 procedures and being using E911 procedures.

                                                                    ATTACHMENT 2
                                                                         PAGE 57

16.2.2 E911 SERVICE PROVISIONING. For E911 service, ITC/\DeltaCom will be required to install a minimum of two dedicated trunks originating from the ITC/\DeltaCom serving wire center and terminating to the appropriate E911 tandem. The dedicated trunks shall be, at a minimum, DS-0 level trunks configured either as a 2-wire analog interface or as part of a digital (1.544 Mb/s) interface. Either configuration shall use CAMA-type signaling with multifrequency ("MF") pulsing that will deliver automatic number identification ("ANI") with the voice portion of the call. If the user interface is digital, MF pulses, as well as other AC signals, shall be encoded per the u-255 Law convention. ITC/\DeltaCom will be required to provide BellSouth daily updates to the E911 database. ITC/\DeltaCom will be required to forward 911 calls to the appropriate E911 tandem, along with ANI, based upon the current E911 end office to tandem homing arrangement as provided by BellSouth. If the E911 tandem trunks are not available, ITC/\DeltaCom will be required to route the call to a designated 7-digit local number residing in the appropriate Public Service Answering Point ("PSAP"). This call will be transported over BellSouth's interoffice network and will not carry the ANI of the calling party. ITC/\DeltaCom shall be responsible for providing BellSouth with complete and accurate data for submission to the 911/E911 database for the purpose of providing 911/E911 to its end users.

16.2.3 RATES. Charges for 911/E911 service are borne by the municipality purchasing the service. BellSouth will impose no charge on ITC/\DeltaCom beyond applicable charges for BellSouth trunking arrangements.

16.2.4 Basic 911 and E911 functions provided to ITC/\DeltaCom shall be at least at parity with the support and services that BellSouth provides to its customers for such similar functionality.

16.2.5 DETAILED PRACTICES AND PROCEDURES. The detailed practices and procedures contained in the E911 Local Exchange Carrier Guide For Facility-Based Providers as amended from time to time during the term of this Agreement will determine the appropriate practices and procedures for BellSouth and ITC/\DeltaCom to follow in providing 911/E911 services. BellSouth shall provide ITC/\DeltaCom with updates and the latest available copies of said Guides via webposting.

17.        RATES

17.1.      GENERAL PRINCIPLES

           All services and network elements currently provided hereunder and all new and additional services to be provided hereunder shall be priced in

                                                                    ATTACHMENT 2
                                                                         PAGE 58

           accordance with all applicable provisions of the Act and the rules and orders of the Federal Communications Commission and the applicable state commissions.

17.2.      UNBUNDLED NETWORK ELEMENTS

           The prices that ITC/\DeltaCom shall pay to BellSouth for Unbundled Network Elements are set forth in Attachment 11.

17.3       Operational Support Systems (OSS)

BellSouth has developed and made available the following mechanized systems by which ITC/\DeltaCom may submit LSRs electronically.

           LENS              Local Exchange Navigation System
           EDI               Electronic Data  Interchange
           TAG               Telecommunications Access Gateway

17.3.1 LSRs submitted by means of one of these interactive interfaces will incur an OSS electronic ordering charge as specified in the table below. An individual LSR will be identified for billing purposes by its Purchase Order Number (PON). LSRs submitted by means other than one of these interactive interfaces (mail, fax, courier, etc.) will incur a manual order charge as specified in the table below:

--------------------------------------------------------------------------------------------------------------------
OPERATIONAL SUPPORT SYSTEMS                                    AL, GA, LA, MS, SC             FL, KY, NC, TN
--------------------------------------------------------------------------------------------------------------------
OSS LSR charge, per LSR received from ITC/\DeltaCom by                 $3.50                        $3.50
one of the OSS interactive interfaces
                                                                      SOMEC                        SOMEC
--------------------------------------------------------------------------------------------------------------------
Incremental charge per LSR received from ITC/\DeltaCom by       See applicable rate                 $19.99
means other than one of the OSS interactive interfaces               element
                                                                                                   SOMAN
--------------------------------------------------------------------------------------------------------------------


17.3.2     DENIAL/RESTORAL OSS CHARGE

           In the event ITC/\DeltaCom provides a list of customers to be denied and restored, rather than an LSR, each location on the list will require a separate PON and, therefore will be billed as one LSR per location.

17.3.3     CANCELLATION OSS CHARGE

           ITC/\DeltaCom will incur an OSS charge for an accepted LSR that is later canceled by ITC/\DeltaCom.

           Note: Supplements or clarifications to a previously billed LSR will not incur another OSS charge.

                                                                    ATTACHMENT 2
                                                                         PAGE 59

17.3.4     NETWORK ELEMENTS AND OTHER SERVICES MANUAL ADDITIVE

17.3.4.1 The Commissions in some states have ordered per-element manual additive non-recurring charges (NRC) for Network Elements and Other Services ordered by means other than one of the interactive interfaces. These ordered Network Elements and Other Services manual additive NRCs will apply in these states, rather than the charge per LSR. The per-element charges are listed on the Rate Tables in Attachment 11.

                                  ATTACHMENT 3
                              LOCAL INTERCONNECTION

                                                                    ATTACHMENT 3
                                                                          PAGE 1

                              LOCAL INTERCONNECTION

1.0       SCOPE

          BellSouth shall provide ITC/\DeltaCom interconnection with BellSouth's network for the transmission and routing of Telephone Exchange Service traffic and Exchange Access traffic pursuant to Section 251 (c)(2) of the Act on the terms and conditions specified in this ATTACHMENT 3.

1.1       LOCAL TRAFFIC

          Local Traffic is defined as any telephone call that is originated by an end user of one Party and terminated to an end user of the other Party within a given LATA on that other Party's network, except for those calls that are originated or terminated through switched access arrangements as established by the ruling regulatory body. Additionally, Local Traffic includes any cross boundary intrastate, interLATA or interstate, interLATA call between specific wire centers established as a local call by the ruling regulatory body. As further clarification, Local Traffic does not include calls that do not transmit information of the user's choosing. In any event, neither Party will pay reciprocal compensation to the other if the "traffic" to which such reciprocal compensation would otherwise apply was artificially generated or manufactured with the knowledge or consent of either Party, in whole or in part, for the primary purpose of creating an obligation on the part of the originating carrier to pay reciprocal compensation for such traffic.

1.2       NETWORK INTERCONNECTION

          At each Party's option, Interconnection in each LATA may be accomplished at any technically feasible point within the Parties' networks, including without limitation the trunk side of any local switch; trunk interconnection points for any tandem switch; central office cross connect points; out-of-band signal transfer points; and the points of access to unbundled elements. Requests to BellSouth for interconnection at other points may be made through the Bona Fide Request/New Business Request process set out in General Terms and Conditions and Attachment 9. Interconnection may be established by the Parties via (i) Collocation as provided in ATTACHMENT 4 to the Agreement; (ii) establishment of a Fiber Meet as provided in SECTIONS
          1.6 hereof; or (iii) interconnection via purchase of facilities from either Party by the other Party.

          ITC/\DeltaCom shall establish at least one Point of Presence, Interface, and Interconnection with BellSouth per LATA for the delivery of ITC/\DeltaCom's originated local and intraLATA toll and transit traffic. ITC/\DeltaCom may designate additional Points of Interconnection in such LATA pursuant to this Agreement. If ITC/\DeltaCom chooses to

North Carolina

                                                                    ATTACHMENT 3
                                                                          PAGE 2

          interconnect at a single Point of Interconnection within a LATA, the interconnection must be at a BellSouth Access Tandem. Furthermore,ITC/\DeltaCom must establish Points of Interconnection at all BellSouth access and local tandems whereITC/\DeltaCom NXXs are "homed." A "Homing" arrangement is defined by a "Final" Trunk Group between the BellSouth Tandem andITC/\DeltaCom End Office switch. A "Final" Trunk Group is the last choice telecommunications path between the Tandem and End Office switch. It isITC/\DeltaCom's responsibility to enter its own NPA/NXX access and/or local tandem "homing" arrangements into the national Local Exchange Routing Guide (LERG). For BellSouth's originated traffic to be terminated by ITC/\DeltaCom, BellSouth may designate a Point of Interface at one or more of ITC/\DeltaCom's POPs within each LATA in which ITC/\DeltaCom is providing local service.

1.2.1 In order forITC/\DeltaCom to home its NPA/NXX(s) on a BellSouth Tandem,ITC/\DeltaCom's NPA/NXX(s) must be assigned to an Exchange Rate Center Area served by that BellSouth Tandem and as specified by BellSouth. The specified association between BellSouth Tandems and Exchange Rate Center Areas is defined in the Local Exchange Routing Guide (LERG). To the extent that as of the date hereof, existing arrangements do not comply with this section, the Parties will work cooperatively to transition existing arrangements to comply with this section.

1.2.2 For the purposes of this Attachment, the POINT OF INTERCONNECTION is the point at which the originating Party delivers its originated traffic to the terminating Party's first point of switching on the terminating Party's common (shared) network for call transport and termination. Points of Interconnection are available at either Access Tandems, Local Tandems, or End Offices as described in this Agreement. ITC/\DeltaCom's requested Point of Interconnection will also be used for the receipt and delivery of transit traffic at BellSouth Access and Local Tandems. Points of Interconnection established at the BellSouth Local Tandem apply only to ITC/\DeltaCom -originated local and local originating and terminating transit traffic.

1.2.3 For the purposes of this Attachment , a POINT OF PRESENCE (POP) is the physical location (a structure where the environmental, power, air conditioning, etc. specifications for a Party's terminating equipment can be met) at which a Party establishes itself for obtaining access to the other Party's network. The POP is the physical location within which the Point of Interfaces occur.

1.2.4 For the purposes of this Attachment , a POINT OF INTERFACE is the physical telecommunications interface between BellSouth and ITC/\DeltaCom's interconnection functions. It establishes the technical interface and point of operational responsibility. The primary function of the Point of Interface is to serve as the terminus for the interconnection service. The Point of Interface has the following main characteristics:

          1. It is a cross-connect point to allow connection, disconnection, transfer or restoration of service.

                                                                    ATTACHMENT 3
                                                                          PAGE 3

          2. It is a point where BellSouth and ITC/\DeltaCom can verify and maintain specific performance objectives.
          3. It is specified according to the interface offered in the tariff or local interconnection agreement (for example: for DS1 service the FCC # 1 tariff specifies that the interface meets the technical specifications detailed in Generic Requirements GR-342-CORE, Issue 1, December 1995.)
          4. The Parties provide their own equipment (CPE) to interface with the DS0, DS1, DS3, STS1 and/or OCn circuits on the customer premises.


1.2.5 ITC/\DeltaCom, at its option, shall establish Points of Presence and Points of Interface for the delivery of its originated local and intraLATA toll traffic to BellSouth. The Point of Interface may not necessarily be established at the Point of Interconnection.

1.2.6 BellSouth shall designate the Points of Presence and Points of Interface for the delivery of its originated local and intraLATA toll traffic to ITC/\DeltaCom for call transport and termination by ITC/\DeltaCom. ITC/\DeltaCom will not unreasonably refuse to interconnect at a Point of Interface designated by BellSouth including providing BellSouth collocation at ITC/\DeltaCom's POPs within each LATA. In the establishment of BellSouth's Point of Interface, if BellSouth chooses to collocate with ITC/\DeltaCom, BellSouth will pay ITC/\DeltaCom collocation charges at rates no more than the BellSouth collocation rates.

1.2.7 The Party requesting interconnection shall provide written notice to the other Party to change from one of the interconnection methods specified above to another of the networks specified above. The parties shall negotiate in good faith the interval for changing the interconnection methods. A mutually acceptable third party contractor can be employed by the Party making the change.

1.2.8 Based on the physical architecture and Reciprocal Compensation arrangements that the Parties have agreed to in this Agreement, each Party shall be responsible for establishing and maintaining facilities and trunking at its own expense, on its side of the Point of Interface to provide for the transmission, routing and termination of Telephone Exchange Service traffic and Exchange Access traffic to their respective End Users, consistent with the standards set forth in this Agreement.

1.2.9 Each Party shall be responsible for routing calls to the Point of Interface for termination via the other's facilities. Either Party may use the Point of Interface for the interconnection of other types of services, such as toll services, subject to the applicable rates for such traffic. The Parties agree that no interexchange access services traffic will be exchanged as local traffic.

          1.2.9.1 If either party initiates a network redesign or reconfiguration and asks the other Party to reconfigure its existing network to accommodate the requesting Party, the requesting Party will waive any applicable nonrecurring charges otherwise payable by the other Party to meet such request. The foregoing waiver of
North Carolina

                                                                    ATTACHMENT 3
                                                                          PAGE 4

                  charges shall not apply when such reconfiguration is required due to exhaust situations or to comply with a Commission or FCC rule or order.

          1.2.9.2 Each Party shall be solely responsible for the installation, operation and maintenance of equipment and facilities provided by it for Interconnection, subject to compatibility and cooperative testing and monitoring, and the specific operation and maintenance provisions for equipment and facilities used to provide Interconnection.

          1.2.9.3 The intervals for installation, maintenance, and repair of facilities and services associated with or used in conjunction with Interconnection shall be determined in accordance with the requirements of Attachment 10 to the Agreement.

1.3       METHODS OF INTERCONNECTION

          Each Party at its election shall have the sole right and descretion to specify any one of the following methods for interconnection at the
          POI:

                  a) a Fiber-Meet as set forth in Section 1.3.2 of this Attachment;

                  b) a collocation facility which it maintains at the other Party's POI wire center (i.e., physical collocation as set forth in Attachment 4 of this Agreement);

                  c) a collocation facility maintained at the POI wire center by a third party with whom the Party requesting interconnection has contracted for such purpose;or

                  d) Interconnection via purchase of leased facility(ies) as set forth in Section 1.3.1 below.



1.3.1     INTERCONNECTION VIA PURCHASE OF FACILITIES

          1.3.1.1 Either Party may purchase Local Channel facilities from the Party's specified Point of Interface to its designated serving wire center. The Parties agree that charges for such Local Channel facilities are as set forth in Attachment 11. If a nonrecurring or recurring rate is not identified in Attachment 11 for a Local Channel, the rate shall be as set forth in the appropriate BellSouth intrastate or interstate tariff for switched access services.

                  1.3.1.1.1 Additionally, either Party may purchase Dedicated
                         Transport facilities from its designated serving wire center to the other Party's first point of switching. The Parties
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                                                                    ATTACHMENT 3
                                                                          PAGE 5

                         agree that charges for such Dedicated Transport facilities are as set forth in Attachment 11. If a nonrecurring or recurring rate is not identified in Attachment 11 for Dedicated Transport, the rate shall be as set forth in the appropriate BellSouth intrastate or interstate tariff for switched access services.

          1.3.1.2 For the purposes of this Attachment, Local Channel is defined as a switch transport facility between a Party's Point of Presence and its designated serving wire center.

          1.3.1.3 For the purposes of this Attachment, Serving Wire Center is defined as the wire center owned by one Party from which the other Party would normally obtain dial tone for its Point of Presence.

          1.3.1.4 For the purposes of this Attachment, Dedicated Transport is defined as a switch transport facility between a Party's designated serving wire center and the first point of switching on the other Party's common (shared) network.

1.3.2 FIBER MEET "Fiber-Meet" or "Mid-Span Meet" means an Interconnection architecture method whereby the Parties physically interconnect their networks via an optical fiber interface (as opposed to an electrical interface) at a mutually agreed upon location, at which one Party's responsibility or service begins and the other Party's responsibility ends.

          1.3.2.1 If ITC/\DeltaCom elects to interconnect with BellSouth pursuant to a Fiber Meet, ITC/\DeltaCom and BellSouth shall jointly engineer and operate a Synchronous Optical Network ("SONET") transmission system by which they shall interconnect their networks for the transmission and routing of Telephone Exchange Service traffic pursuant to Section 251 (c)(2) of the Act. The Parties shall work together to determine the specific SONET transmission system. However, ITC/\DeltaCom's SONET transmission system must be compatible with BellSouth's equipment in the Serving Wire Center. The Parties respective equipment and software versions must be compatible with each other and the data communications channel must be turned off. BellSouth reserves the right to determine the equipment (and compatibility thereof) that it employs for service.

          1.3.2.2 BellSouth shall, wholly at its own expense, procure, install and maintain the agreed upon SONET equipment in the BellSouth central office within the interconnection wire center.
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                                                                    ATTACHMENT 3
                                                                          PAGE 6

          1.3.2.3 ITC/\DeltaCom shall, wholly at its own expense, procure, install and maintain the agreed upon SONET equipment in the ITC/\DeltaCom central office within the interconnection wire center.

          1.3.2.4 BellSouth shall designate a Point of Interface outside the BellSouth central office within the interconnection wire center as a Fiber Meet point, and shall make all necessary preparations to receive, and to allow and enable ITC/\DeltaCom to deliver, fiber optic facilities into the Point of Interface with sufficient spare length to reach the fusion splice point at the Point of Interface. BellSouth shall, wholly at its own expense, procure, install and maintain the fusion splicing point in the Point of Interface. A Common Language Location Identification ("CLLI") code will be established for each Point of Interface. The code established must be a building type code. All orders shall originate from the Point of Interface (i.e., Point of Interface to ITC/\DeltaCom, Point of Interface to BellSouth).

          1.3.2.5 ITC/\DeltaCom shall deliver and maintain such strands wholly at its own expense. Upon verbal request by ITC/\DeltaCom, BellSouth shall allow ITC/\DeltaCom access to the Fiber Meet entry point for maintenance purposes as promptly as possible.

          1.3.2.6 The Parties shall jointly coordinate and undertake maintenance of the SONET transmission system. Each Party shall be responsible for maintaining the components of the SONET transmission system (e.g., software upgrades).

          1.3.2.7 Each Party will be responsible for (i) providing its own transport facilities to the Fiber Meet, (ii) the cost to build-out its facilities to such Fiber Meet, and (iii) ITC/\DeltaCom can use BellSouth's dark fiber leases as ITC/\DeltaCom's portion of the network between the ITC/\DeltaCom POP and the Point of Interface.

          1.3.2.8 Neither Party shall charge the other for its portion of the Fiber Meet facility used exclusively for non-transit local traffic (i.e. the Local Channel). Charges incurred for other services including dedicated transport facilities to the Point of Interconnection if applicable will apply. Charges for Switched and Special Access Services shall be billed in accordance with the applicable Access Service tariff (i.e. the BellSouth Interstate or Intrastate Access Services Tariff).

1.4       INTERCONNECTION IN ADDITIONAL LATAS

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                                                                    ATTACHMENT 3
                                                                          PAGE 7

1.4.1 If ITC/\DeltaCom elects to offer Telephone Exchange Services in any other LATA in which BellSouth also offers Telephone Exchange Services, ITC/\DeltaCom shall provide written notice to BellSouth of the need to establish Interconnection in such additional LATA pursuant to this Agreement.

1.4.2 The notice provided in SECTION 1.7.1 shall include (i) the initial Point of Interface ITC/\DeltaCom has designated for its originated traffic in the new LATA; (ii) ITC/\DeltaCom's requested
          Interconnection Activation Date; and (iii) a non-binding forecast of ITC/\DeltaCom's trunking requirements.

1.5       ADDITIONAL INTERCONNECTION IN EXISTING LATAS

          If ITC/\DeltaCom wishes to establish additional or new Point(s) of Interface in any LATA, ITC/\DeltaCom shall provide written notice thereof to BellSouth. The terms and conditions of this Agreement shall apply to such Interconnection. BellSouth shall not unreasonably refuse to interconnect for the delivery of ITC/\DeltaCom traffic at each ITC/\DeltaCom Point of Interface (e.g., Points of collocation, existing entrance facilities, or any other mutually agreeable location). The Parties shall negotiate in good faith the interval for such additional or new Point of Interface. If and when either Party deploys a new tandem switch or rehomes end offices, the Party initiating such change shall notify all interconnectors (including LERG updates) so that affected Parties may establish proper interconnection arrangements.

1.6       PERCENT LOCAL USAGE/PERCENT INTERSTATE USAGE

          PERCENT LOCAL USE. Each Party will report to the other a Percentage Local Usage ("PLU"). The application of the PLU will determine the amount of local minutes to be billed to the other party. For purposes of developing the PLU, each party shall consider every local call and every long distance call, excluding intermediary traffic. Effective on the first of January, April, July and October of each year, BellSouth and ITC/\DeltaCom shall provide a positive report updating the PLU. Detailed requirements associated with PLU reporting shall be as set forth in BellSouth's Standard Percent Local Use Reporting Platform for Interconnection Purchasers, as it is amended from time to time during this Agreement. Notwithstanding the foregoing, where the terminating company has message recording technology that identifies the traffic terminated, such information, in lieu of the PLU factor, shall upon mutual agreement of the Parties be utilized to determine the appropriate local usage compensation to be paid.
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                                                                    ATTACHMENT 3
                                                                          PAGE 8


          PERCENTAGE INTERSTATE USAGE. Both Party's based on their respective tariffs for combined interstate and intrastate traffic terminated by the other Party over the same facilities, will be required to provide a projected Percentage Interstate Usage ("PIU") to the other Party. All jurisdictional report requirements, rules and regulations for Interexchange Carriers specified in the Parties' Access Services Tariff will apply. After interstate and intrastate traffic percentages have been determined by use of PIU procedures, the PLU factor will be used for application and billing of local interconnection. Notwithstanding the foregoing, where the terminating company has message recording technology that identifies the traffic terminated, such information, in lieu of the PLU factor, shall upon mutual agreement of the Parties be utilized to determine the appropriate local usage compensation to be paid.

2.0       AUDITS

          On thirty (30) days written notice, each party must provide the other the ability and opportunity to conduct an annual audit to ensure the proper billing of traffic. BellSouth and ITC/\DeltaCom shall retain records of call detail for a minimum of nine months from which a PLU can be ascertained. The audit shall be accomplished during normal business hours at an office designated by the party being audited. Audit requests shall not be submitted more frequently than one (1) time per calendar year. Audits shall be performed by a mutually acceptable independent auditory paid for by the party requesting the audit. The PLU and/or PIU shall be adjusted based upon the audit results and shall apply to the usage for the quarter the audit was completed, to the usage for the quarter prior to the completion of the audit, and to the usage for the two quarters following the completion of the audit. If, as a result of an audit, either Party is found to have overstated the PLU and/or PIU by twenty percentage points (20%) or more, that Party shall reimburse the auditing Party for the cost of the audit.


3.0       METHODS OF INTERCONNECTION

3.1       SCOPE OF TRAFFIC

          This Section prescribes parameters for trunk groups to be effected over the Interconnections specified in this Attachment 3 hereof for the transmission and routing of Telephone Exchange Service Traffic, IntraLATA Toll Traffic and Exchange Access Traffic. The Parties agree for the purpose of this Attachment that Local Interconnection is as defined in Part B of the General Terms and Conditions of this Agreement.

3.2       INTERCONNECTION TRUNKING AND ROUTING

3.2.1 Trunking Options. Each of the following trunking arrangements shall be available to either Party, unless BellSouth demonstrates, consistent with objectively verifiable engineering standards, that such arrangement is not
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                                                                    ATTACHMENT 3
                                                                          PAGE 9

          technically feasible. BellSouth and ITC/\DeltaCom shall establish interconnecting trunk groups and trunking configurations between networks including the establishment of one-way or two-way trunks in accordance with the following conditions:
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                                                                    ATTACHMENT 3
                                                                         PAGE 10

3.2.1.1 INITIAL TRUNKING CONFIGURATION. At the specified Points of Interface per this Agreement, ITC/\DeltaCom and BellSouth shall interconnect using one-way trunk groups. One group carries ITC/\DeltaCom-originated local and intraLATA toll traffic destined for BellSouth end-users. The other group carries BellSouth-originated local and intraLATA toll traffic destined for ITC/\DeltaCom end-users. A trunk group must be established as a two-way group from the ITC/\DeltaCom switch to BellSouth access tandem(s) or local tandem(s) as specified in this Agreement. This group carries intratandem transit traffic between ITC/\DeltaCom and Independent Companies, Interexchange Carriers, other CLECs and other network providers with which ITC/\DeltaCom desires interconnection and has the proper contractual arrangements. If MTA is ordered to the BellSouth access tandem, this group may also carry intertandem traffic between ITC/\DeltaCom and Independent Companies, other CLECs, and other network providers (except Interexchange Carriers) with which ITC/\DeltaCom desires interconnection and has the proper contractual arrangements as specified in this Agreement. Other trunk groups for operator services, directory assistance, emergency services and intercept may be established if required.

3.2.1.2 TWO-WAY TRUNKING CONFIGURATION. Two-Way Trunk Interconnection establishes two-way trunk groups to carry local and intraLATA toll traffic between ITC/\DeltaCom and BellSouth. ITC/\DeltaCom and BellSouth must agree to the "BellSouth Two-way Trunking Rules" (described later in this attachment) in order to establish this architecture. The other parameters are similar to one-way trunk interconnection as described by the Initial Trunking architecture above. Other trunk groups for operator services, directory assistance, emergency services and intercept may be established if required.

3.2.1.3 SUPERGROUP TRUNKING CONFIGURATION. In the Supergroup arrangement, all local, intraLATA toll and transit traffic is carried on a single two-way trunk group between the ITC/\DeltaCom switch and each BellSouth access tandem within a LATA. ITC/\DeltaCom and BellSouth must agree to the " BellSouth Two-way Trunking Rules" in order to establish this architecture. Other trunk groups for operator services, directory assistance, emergency services and intercept may be established if required.

3.2.1.4 PREFERRED TRUNKING CONFIGURATION. At the specified Points of Interface per this Agreement, all ITC/\DeltaCom-to-BellSouth local, two-way intraLATA toll and two-way transit traffic is carried on a single two-way trunk group between the ITC/\DeltaCom switch and BellSouth access tandem(s) within a LATA. BellSouth-to-ITC/\DeltaCom local and intraLATA Toll traffic is carried on one-way trunk groups terminating to the ITC/\DeltaCom switch. Other trunk groups for operator services, directory assistance, emergency services and intercept may be established if required.

3.2.2     BellSouth Two-Way Trunking Rules

                  3.2.2.1 ITC/\DeltaCom will initiate 2-way trunk request, and
                          BellSouth will concur. However, 2-way trunks will be jointly provisioned.

                  3.2.2.2 Point of Interface will be located at a mutually
                          agreed location or point designated by BellSouth. If
                          an agreement cannot be reached on the location North
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                                                                    ATTACHMENT 3
                                                                         PAGE 11

                          of the Point of Interface, each company will establish its own Point of Interface and order 1-way trunks.

                  3.2.2.3 BellSouth and ITC/\DeltaCom will jointly review the trunk forecast, as needed, on a periodic basis, or at least every six (6) months.

                  3.2.2.4 ITC/\DeltaCom will order trunks using ASR process in place for Local Interconnection after the joint planning meeting takes place between BellSouth and ITC/\DeltaCom.

                  3.2.2.5 BellSouth and ITC/\DeltaCom must agree on Standard
                          Traffic Engineering parameters that will be used in the engineering of the trunk groups.

                  3.2.2.6 BellSouth and ITC/\DeltaCom must agree to meet and resolve service-affecting situations in a timely manner.

                  3.2.2.7 Establishing a 2-way trunk group does not preclude
                          BellSouth or ITC/\DeltaCom from adding 1-way trunk groups within the same Local Calling Area.

                  3.2.2.8 For technical reasons, 2-way trunk groups may not be ordered to a BellSouth DMS100 Local Tandem or DMS100 End Office.

                  3.2.2.9 BellSouth will be responsible for the installation and maintenance of its trunks and facilities to the mutually agreed Point of Interface, and ITC/\DeltaCom will be responsible for the installation and maintenance of its trunks and facilities to the mutually agreed to Point of Inteface.

3.2.3 Any ITC/\DeltaCom interconnection request that deviates from the standard trunking configurations as described in this section or the BellSouth Call Transport & Termination Service For Facility Based CLECs section of the Facility Based CLEC Activation Requirements Customer Guide that affects traffic delivered toITC/\DeltaCom from a BellSouth switch that requires special BellSouth switch translations and other network modifications will requireITC/\DeltaCom to submit a Bona Fide Request/New Business Request via the Bona Fide Request/New Business Request Process set forth in General Terms and Conditions and in Attachment 9.

3.2.4 All terms and conditions, as well as charges, both non-recurring and recurring, associated with interconnecting trunk groups between BellSouth and ITC/\DeltaCom not addressed in Attachment 11 shall be as set forth in the appropriate BellSouth intrastate or interstate tariff for switched access services. For two-way trunking that carries the Parties' local and intraLATA toll traffic, excluding transit traffic, the Parties shall be compensated for the nonrecurring and recurring charges for trunks and DS1 facilities at 50% of the applicable contractual or tariff rates for the services provided by each Party. ITC/\DeltaCom shall be responsible for ordering and paying for any two-way trunks carrying transit traffic.
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                                                                    ATTACHMENT 3
                                                                         PAGE 12


3.2.5 The Parties shall utilize direct end office trunking under the following conditions:

                         (1) Tandem Exhaust - If a tandem through which the Parties are interconnected is unable to, or is forecasted to be unable to support additional traffic loads for any period of time, the Parties will mutually agree on an end office trunking plan that will alleviate the tandem capacity shortage and ensure completion of traffic between ITC/\DeltaCom and BellSouth's subscribers.

                         (2) Traffic Volume -To the extent either Party has the capability to measure the amount of traffic between a ITC/\DeltaCom switching center and a BellSouth end office, either Party shall install and retain direct end office trunking sufficient to handle actual or reasonably forecasted traffic volumes, whichever is greater, between a ITC/\DeltaCom switching center and a BellSouth end office where the traffic exceeds or is forecasted to exceed a single DS1 of local traffic per month. Either Party will install additional capacity between such points when overflow traffic between ITC/\DeltaCom's switching center and BellSouth's end office exceeds or is forecasted to exceed a single DS1 of local traffic per month. In the case of one way trunking, additional trunking shall only be required by the Party whose trunking has achieved the preceding usage threshold.

                         (3) Mutual Agreement - The Parties may install direct end office trunking upon mutual agreement in the absence of the conditions (1) or (2) above and agreement will not unreasonably be withheld.

3.2.6 Switched Access traffic will be delivered to and by IXCs based on ITC/\DeltaCom's NXX Access Tandem homing arrangement as specified by ITC/\DeltaCom in the national Local Exchange Routing Guide (LERG).

3.2.7 All trunk groups will be provisioned as Signaling System 7 (SS7) capable where technically feasible.


3.3 MULTIPLE TANDEM ACCESS. BellSouth multiple tandem access (MTA) applies to the termination of ITC/\DeltaCom-originated traffic and does not apply to traffic ITC/\DeltaCom receives from other parties or to switched access traffic. Within each LATA, ITC/\DeltaCom must interconnect at all BellSouth access tandems where ITC/\DeltaCom NXXs are "homed". However, if ITC/\DeltaCom does not have NXXs homed at each BellSouth access tandem within a LATA and elects not to interconnect at such BellSouth access tandems where no NXXs are homed, ITC/\DeltaCom must order MTA in each BellSouth access tandem within the LATA where it interconnects to the extent it desires to terminate traffic to customers served through BellSouth access tandems in the LATA to which ITC/\DeltaCom has not interconnected. MTA shall be provisioned in accordance with BellSouth's Ordering Guidelines.

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                                                                    ATTACHMENT 3
                                                                         PAGE 13

          3.3.1 With MTA, compensation for the BellSouth transport and termination of ITC/\DeltaCom's local and intraLATA toll traffic will be billed on an elemental basis at the applicable rates specified in Attachment 11 for local traffic and in the BellSouth intrastate access tariff for intraLATA toll traffic on a statewide basis.

          3.3.2 MTA does not include switched access traffic that transits the BellSouth network to an Interexchange Carrier (IXC). Switched Access traffic will be delivered to and by IXCs based on ITC/\DeltaCom's NXX Access Tandem homing arrangement as specified byITC/\DeltaCom n the national Local Exchange Routing Guide (LERG).

          3.3.3 ForITC/\DeltaCom-originated local and intraLATA toll traffic that BellSouth transports but is destined for termination by a third Party network (transit traffic), BellSouth MTA is required if multiple BellSouth access tandems are necessary to deliver the call to the third Party network.

          3.3.4 To the extentITC/\DeltaCom does not purchase MTA in a calling area that has multiple access tandems serving the calling area as defined by BellSouth,ITC/\DeltaCom must establish Points of Interconnection to every access tandem in the calling area in order to serve the entire calling area. To the extentITC/\DeltaCom does not purchase MTA and provides intraLATA toll service to its customers, it may be necessary for it to establish a Point of Interconnection to additional BellSouth access tandems that serve end offices outside the local calling area.

3.4 LOCAL TANDEM INTERCONNECTION. This interconnection arrangement allows ITC/\DeltaCom to establish a Point of Interconnection at BellSouth local tandems for: (1) the delivery of ITC/\DeltaCom-originated local traffic transported and terminated by BellSouth to BellSouth end offices within the local calling area as defined in BellSouth's GSST, section A3 served by those BellSouth local tandems, and (2) for local transit traffic transported by BellSouth for third party network providers who have also established Points of Interconnection at those BellSouth local tandems.

          3.4.1 When a specified local calling area is served by more than one BellSouth local tandem, ITC/\DeltaCom must designate a "home" local tandem for each of its assigned NPA/NXXs and establish trunk connections to such local tandems. Additionally, ITC/\DeltaCom may choose to establish a Point of Interconnection at the BellSouth local tandems where it has no codes homing but is not required to do so. ITC/\DeltaCom may deliver local traffic to a "home" BellSouth local tandem that is destined for other BellSouth or third party network provider end offices subtending other BellSouth local tandems in the same local calling area where ITC/\DeltaCom does not choose to establish a Point of Interconnection. It
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                                                                    ATTACHMENT 3
                                                                         PAGE 14

                  is ITC/\DeltaCom's responsibility to enter its own NPA/NXX local tandem homing arrangements into the Local Exchange Routing Guide (LERG) either directly or via a vendor in order for other third party network providers to determine appropriate traffic routing to ITC/\DeltaCom's codes. Likewise, ITC/\DeltaCom shall obtain its routing information from the LERG.

          3.4.2 Notwithstanding establishing Points of Interconnection to BellSouth's local tandems, ITC/\DeltaCom must also establish Points of Interconnection to BellSouth access tandems within the LATA on which ITC/\DeltaCom has NPA/NXX's homed for the delivery of Interexchange Carrier Switched Access (SWA) and toll traffic, and traffic to Type 2A CMRS connections located at the access tandems. BellSouth cannot switch SWA traffic through more than one BellSouth access tandem. SWA, Type 2A CMRS or toll traffic routed to the local tandem in error will not be backhauled to the BellSouth access tandem for completion. (Type 2A CMRS interconnection is defined in BellSouth's A35 General Subscriber Services Tariff.)

          3.4.3 BellSouth's provisioning of local tandem interconnection assumes thatITC/\DeltaCom has executed the necessary local interconnection agreements with the other third party network providers subtending those local tandems as required by the Act.

3.5 Direct connection to an End Office shall provide the Party requesting Interconnection with access to all valid NXX codes served by that End Office. Direct end office trunking may not be unreasonably withheld. Trunking can be established to tandems or end offices or a combination as mutually agreed.

3.6 If a pre-existing trunk group is unable to support additional traffic loads, or consistent with standard trunk engineering practices, is reasonably forecasted as specified in accordance with Section 4.4 to be unable to support additional traffic loads, each Party shall, upon request of the other Party, provision additional trunks to expand the capacity of such pre-existing trunk group (within the timeframes specified in Attachments 6 and 10 to the Agreement).

3.7 ITC/\DeltaCom may opt at any time to terminate to BellSouth some or all local exchange traffic and intraLATA toll traffic originating on its network, together with switched access traffic, via Feature Group B or D Switched Access services which ITC/\DeltaCom may otherwise purchase from BellSouth, subject to the rates, terms and conditions specified in BellSouth's applicable switched access tariffs. At no time shall ITC/\DeltaCom be required to route outbound traffic via facilities for which a full retail or end user toll charge would be assessed when parallel FG-B or FG-D routing, or routing via a different carrier exists which is capable of carrying and completing said traffic at more favorable rates. However, Switched Access Traffic will not be represented as Local Traffic.

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                                                                    ATTACHMENT 3
                                                                         PAGE 15

4.0       NETWORK DESIGN AND MANAGEMENT FOR INTERCONNECTION

4.1 NETWORK MANAGEMENT AND CHANGES. BellSouth shall work cooperatively with ITC/\DeltaCom to install and maintain the most effective and reliable interconnected telecommunications networks, including but not limited to, the exchange of toll-free maintenance contact numbers and escalation procedures. BellSouth agrees to provide public notice of changes in the information necessary for the transmission and routing of services using its Local Exchange facilities or networks, as well as of any other changes that would affect the interoperability of those facilities and networks.

4.2 INTERCONNECTION- TECHNICAL STANDARDS. The interconnection of all networks will be based upon accepted industry/national guidelines for transmission standards and traffic blocking criteria. Interconnecting facilities shall conform, at a minimum, to the telecommunications industry standard of DS1 pursuant to Bellcore Standard No. TR-NWT-00499. Signal transfer point, Signaling System 7("SS7") connectivity is required at each interconnection point. BellSouth will provide out-of-band signaling using Common Channel Signaling Access Capability where technically and economically feasible, in accordance with the technical specifications set forth in the BellSouth Guidelines to Technical Publication, TR-TSV000905. Facilities of each Party shall provide the necessary on-hook, off-hook answer and disconnect supervision and shall hand off calling number ID when technically feasible.

4.3 NETWORK MANAGEMENT CONTROLS. Both Parties shall work cooperatively with each other to apply sound network management principles by invoking appropriate network management controls, e.g., call gapping, to alleviate or prevent network congestion.

4.4       FORECASTING REQUIREMENTS

          4.4.1   The Parties shall exchange technical descriptions and
                  forecasts of their Interconnection and traffic requirements in sufficient detail necessary to establish the interconnections required to assure traffic completion to and from all customers in their respective designated service areas. In order for BellSouth to provide as accurate reciprocal trunking forecasts as possible to ITC/\DeltaCom, ITC/\DeltaCom must timely inform BellSouth of any known or anticipated events that may affect BellSouth reciprocal trunking requirements. If ITC/\DeltaCom refuses to provide such information, BellSouth shall provide reciprocal trunking forecasts based only on existing trunk group growth and BellSouth's annual estimated percentage of BellSouth subscriber line growth.
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                                                                    ATTACHMENT 3
                                                                         PAGE 15

          4.4.2 Both Parties shall meet every six (6) months or at otherwise mutually agreeable intervals for the purpose of exchanging non-binding forecasts of their traffic and volume requirements for the Interconnection and Network Elements provided under this Agreement, in the form and in such detail as agreed by the Parties. The Parties agree that each forecast provided under this Section shall be deemed "Confidential Information" under Section 9 of the General Terms and Conditions - Part A of the Agreement.

          4.4.3 The trunk forecast should include trunk requirements for all of the interconnecting trunk groups for the current year plus the next two future years. The forecast meeting between the Parties could be a face-to-face meeting, video conference or audio conference. It could be held regionally or geographically. Ideally, these forecast meetings should be held at least semi-annually, or more often if the forecast is no longer usable. Updates to a forecast or portions thereof, should be made whenever the Party providing the forecast deems that the latest trunk requirements exceed the original quantities by 24 trunks or ten percent (10%), whichever is greater. Either Party should notify the other Party if they have measurements indicating that a trunk group is exceeding its designed call carrying capacity and is impacting other trunk groups in the network. Also, either Party should notify the other Party if they know of situations where the traffic load is expected to increase significantly and thus affect the interconnecting trunk requirements as well as the trunk requirements within the other Party's network. The Parties agree that the forecast information provided under this Section shall be deemed "Confidential Information" as described in the General Terms and Conditions Part A of the Agreement.

4.5 COMMON CHANNEL SIGNALING. Both Parties shall provide LEC-to-LEC Common Channel Signaling ("CCS") to each other, where available, in conjunction with all traffic in order to enable full interoperability of CLASS features and functions except for call return. All CCS signaling parameters will be provided, including automatic number identification ("ANI"), calling party number ("CPN"), originating line information ("OLI"), calling company category, charge number, etc. All privacy indicators will be honored, and each Party will cooperate with the other on the exchange of Transactional Capabilities Application Part ("TCAP") messages to facilitate full interoperability of CCS-based features between the respective networks. Where available, network signaling information such as Carrier Identification Parameter (CCS platform), at the standard tariff rates, and CIC/OZZ information (non-CCS environment) will be provided wherever such information is needed for call routing or billing. The Parties will follow all Ordering and Billing Forum (OBF) adopted standards pertaining to CIC/OZZ codes. Where CCS is not available, in-band multi-frequency
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          (MF) wink start E&M channel Associated signaling will be provided.
          Such MF arrangements will require a separate trunk group between ITC/\DeltaCom's switch and one specified BellSouth switch. ITC/\DeltaCom shall establish CCS interconnection with BellSouth signal transfer points (STPs) in each LATA, either directly or via an intermediary STP provider.

          4.5.1 Where the interconnection is via B-link connections, charges for the SS7 interconnection elements are as follows: 1) Port Charge - BellSouth will not bill an STP port charge nor will BellSouth agree to pay a port charge; 2) SS7 Network Usage - BellSouth will bill SS7 Network Usage and will agree to pay usage billed by ITC/\DeltaCom (to the extent that a flat rate surrogate charge is billed by ITC/\DeltaCom, it will not exceed BellSouth's charge); 3) SS7 Link- BellSouth will bill for only two links of each quad ordered. Application of these charges in this manner reflects the reciprocal use of the two parties signaling networks.

          4.5.2 Where the interconnection is via A-link connections, charges for the SS7 interconnection elements are as follows: 1) Port Charge- BellSouth will bill an STP port charge and does not agree to pay a termination charge at ITC/\DeltaCom's end office; 2) SS7 Network Usage- BellSouth will bill for usage on its SS7 network and will not agree to pay for any usage billed by ITC/\DeltaCom; 3) Link- BellSouth will bill full charges for each link in the A link pair and will not agree to pay ITC/\DeltaCom for any portion of those links

          4.5.3 Call Information. BellSouth and ITC/\DeltaCom will send and receive 10 digits for local traffic. BellSouth and ITC/\DeltaCom shall exchange the proper call information, i.e., originated call company number and destination call company number, CIC, and OZZ, including all proper translations for routing between networks and any information necessary for billing.

          4.5.4 Each Party is responsible for requesting Interconnection to the other Party's CCS network, where SS7 signaling on the trunk group(s) is desired. The Parties shall establish Interconnection at the STP.

          4.5.5 Where available and upon the request of the other Party, each Party shall cooperate to ensure that its trunk groups are configured utilizing the B8ZS ESF protocol for 64 kbps clear channel transmission to allow for ISDN interoperability between the Parties' respective networks.

          4.5.6 All originating Toll Free Service calls for which BellSouth performs the Service Switching Point (SSP) function (e.g., performs the
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                  database query) shall be delivered by ITC/\DeltaCom using
                  GR-394 format over the transit trunk group. Carrier Code "0110" and Circuit Code of "08" shall be used for all such calls. In the event ITC/\DeltaCom becomes a toll free service provider, BellSouth shall deliver traffic using the GR-394 format over a trunk group designated for Toll Free Service.

          4.5.7 All originating Toll Free Service calls for which ITC/\DeltaCom performs the SSP function, if delivered to BellSouth, shall be delivered by ITC/\DeltaCom using GR-394 format over the transit trunk group for calls destined to IXCs, or shall be delivered by ITC/\DeltaCom using GR-317 format over the Local Interconnection Trunk Group for calls destined to end offices that directly subtend BellSouth access tandems.


5.0       PARITY

          Interconnection shall be equal in quality to that provided by the Parties to themselves or to any subsidiary, affiliate, or other party. Equal in quality means that interconnection facilities shall meet the same technical criteria and service standards that are used within the Parties' own networks, such as probability of blocking in peak hours and transmission standards.

5.1 The Parties shall provide Interconnection (i) in accordance with the requirements of this Attachment 3, (ii) in conformance with the Performance Standards listed in Attachment 10, and (iii) as required by the applicable state Commission and the FCC.

5.2       Local Dialing Parity

          Each Party shall provide local dialing parity, meaning that each Party's customers will not have to dial any greater number of digits than the other Party's customers to complete the same call. In addition, under equivalent interconnection arrangements, ITC/\DeltaCom local service customers will experience at least the same quality as BellSouth local service customers regarding post-dial delay, call completion rate and transmission quality.

6.0       INTERCONNECTION COMPENSATION

6.1       COMPENSATION FOR LOCAL TRAFFIC

          6.1.1 Local Traffic is defined as any telephone call that is originated by an end user of one Party and terminated to an end user of the other Party within a given LATA on that other Party's network, except for those calls that are originated or terminated through switched access arrangements as established by the ruling regulatory body. Additionally, Local Traffic includes any cross boundary
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                  intrastate, interLATA or interstate, interLATA call between specific wire centers established as a local call by the ruling regulatory body. As further clarification, Local Traffic does not include calls that do not transmit information of the user's choosing. In any event, neither Party will pay reciprocal compensation to the other if the "traffic" to which such reciprocal compensation would otherwise apply was artificially generated or manufactured with the knowledge or consent of either Party, in whole or in part, for the primary purpose of creating an obligation on the part of the originating carrier to pay reciprocal compensation for such traffic.

          6.1.2 The Parties shall provide for the mutual and reciprocal recovery of the costs for the elemental functions performed in transporting and terminating local traffic on each other's network. Such functions include Common (Shared) Transport, Tandem Switching and End Office Switching. The Parties agree that charges for transport and termination of calls on its respective networks are as set forth in Attachment 11. Based upon the Commission evaluation of ITC/\DeltaCom's network and in accordance with the order of the Commission in Docket No. P-500, Sub 10, for reciprocal compensation purposes, ITC/\DeltaCom shall be compensated at BellSouth's tandem interconnection rate.







6.2 Dial-up Internet Service Provider (ISP) traffic shall be subject to an interim inter-carrier compensation mechanism. The inter-carrier compensation rates for dial-up ISP traffic shall mirror those rates set forth in Section 6.1.2 above. Such rates shall be subject to true-up at such time as the Commission has ruled pursuant to the FCC's anticipated order on inter-carrier compensation for ISP traffic.

6.3 If ITC/\DeltaCom utilizes a switch outside the LATA and BellSouth chooses to purchase dedicated or common (shared) transport from ITC/\DeltaCom for transport and termination of BellSouth originated traffic, BellSouth will pay ITC/\DeltaCom no more than the airline miles between the V & H coordinates of the Point of Interface within the LATA where ITC/\DeltaCom receives the BellSouth-originated traffic and the V & H coordinates of the BellSouth Exchange Rate Center Area that the ITC/\DeltaCom terminating NPA/NXX is associated in the same LATA. For these situations, BellSouth will compensate ITC/\DeltaCom at either dedicated or common (shared) transport rates specified in Attachment 11.


7.0       TRANSMISSION AND ROUTING OF EXCHANGE ACCESS TRAFFIC

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                                                                    ATTACHMENT 3
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          The Parties shall jointly provide Tandem-transported Switched Exchange
          Access Services to Interexchange Carriers to enable such Interexchange Carriers to originate and terminate traffic from/to ITC/\DeltaCom's
          End Users, and to originate and terminate traffic to/from BellSouth's End Users.


8.0       NXX TRANSLATIONS IMPLEMENTATION

          It shall be the responsibility of each Party to program and update its switches and network systems pursuant to the local exchange routing guide (LERG) and other switched telecommunications industry guidelines to recognize and route traffic to the other Party's assigned NXX codes. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities.

8.1 Testing and inputting of the translations in the BellSouth databases of ITC/\DeltaCom's NXXs' should be the same as BellSouth's own.

8.2 Each Party will translate NXXs according to industry guidelines, including the terminating LATA in which the NXXs/rate center is located.

8.3 The Parties will cooperate and implement industry solutions for number conservation, e.g. number pooling.

9.0       MEET-POINT BILLING ARRANGEMENTS

9.1 MEET-POINT BILLING When BellSouth and DeltaCom provide an access service connection between an interexchange carrier ("IXC") and each other, each party will provide its own access services to the IXC on a multi-bill, multi-tariff meet-point basis. Each party will bill its own access services rates to the IXC with the exception of the interconnection charge. The interconnection charge will be billed by the party providing the end office function. The Parties will use the Multiple Exchange Carrier Access Billing guidelines to establish meet point billing for all applicable traffic, including traffic terminating to ported numbers. 30-day billing periods will be employed for these arrangements. The recording party agrees to provide to the initial billing company, at no charge, the switched access detailed usage data within no more than sixty (60) days after the recording date. The initial billing company will provide the switched access summary usage data to all subsequent billing companies within 10 days of rendering the initial bill to the IXC. Each company will notify the other when it is not feasible to meet these requirements so that the customers may be notified for any necessary revenue accrual associated with the significantly
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          delayed recording or billing. As business requirements change data reporting requirements may be modified as necessary.

9.2 In the event that either Party fails to provide switched access detailed usage data to the other Party within 90 days after the recording date and the receiving Party is unable to bill and/or collect access revenues due to the sending Party's failure to provide such data within said time period, then the Party failing to send the data as specified herein shall be liable to the other Party in an amount equal to the unbillable or uncollectible revenues. Each Party will provide complete documentation to the other to substantiate any claim of unbillable access revenues. A negotiated settlement will be agreed upon between the Parties.

9.3 Each company will retain for a minimum period of sixty (60) days, access message detail sufficient to recreate any data which is lost or damaged by their company or any third party involved in processing or transporting data.

9.4       Each company agrees to recreate the lost or damaged data within five
          (5) days of notification by the other or by an authorized third party handling the data.

9.5 Each company also agrees to process the recreated data within five (5) days of receipt at its data processing center.

9.6 All claims should be filed with the other company with 120 days of the receipt of the date of the unbillable usage.

9.7 The Initial Billing Company shall keep records of its billing activities relating to jointly-provided Intrastate and Interstate access services in sufficient detail to permit the Subsequent Billing Company to, by formal or informal review or audit, to verify the accuracy and reasonableness of the jointly-provided access billing data provided by the Initial billing Company. Each company agrees to cooperate in such formal or informal reviews or audits and further agrees to jointly review the findings of such reviews or audits in order to resolve any differences concerning the findings thereof.

9.8 The billing percentages shall be calculated by the Parties according to one of the methodologies specified for such purposes in the MECAB document and filed by the Parties, if applicable, in the National Exchange Carrier Association ("NECA") FCC Tariff No. 4.

9.9 Switched Access Traffic shall be defined in accordance with either Party's Commision approved Access Tariffs.

10        TRANSIT TRAFFIC SERVICE
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          10.1    Transit Traffic Service is defined as the tandem switching, transport and delivery by one Party of (1) Local Traffic, IntraLATA Toll Traffic and InterLATA Toll Traffic originated from the other Party and terminating to a third party carrier, and (2) Local Traffic, IntraLATA Toll Traffic and InterLATA Toll Traffic originated from a third party carrier and terminating to the other Party. The Parties shall provide Transit Traffic Service to ITC/\DeltaCom in accordance with this Section 10. Rates for Transit Traffic Service for Local Traffic shall be the applicable call transport and termination charges for Local Traffic, as set forth in Attachment 11 to this Agreement. Rates for Transit Traffic Service for IntraLATA Toll Traffic and InterLATA Toll Traffic (i.e., Switched Access Traffic) shall be the applicable call transport and termination charges as set forth in the providing Party's Intrastate or Interstate switched access tariff, as filed and effective with the FCC or appropriate State Commission. Billing associated with all Transit Traffic Service shall be pursuant to MECAB procedures. Wireless Type 1 traffic shall not be treated as transit traffic from a routing or billing perspective. Wireless Type 2A traffic from a third Party carrier to ITC/\DeltaCom shall not be treated as transit traffic from a routing or billing perspective until the transiting Party and the wireless carrier have the capability to meet point bill properly in accordance with MECAB guidelines. Where ITC/\DeltaCom has a direct connection (via a cross connect between collocation spaces in a BellSouth central office or otherwise) to a third party carrier, ITC/\DeltaCom and that third party carrier shall not utilize Transit Traffic Service from BellSouth.

          10.2 The delivery of traffic originated by ITC/\DeltaCom which transits the BellSouth network and is transported to another carrier's network is excluded from any BellSouth billing guarantees and will be delivered at the rates as set forth in Attachment 11 to this Agreement. ITC/\DeltaCom is responsible for establishing any necessary agreements or the placement of any necessary valid orders with the terminating carrier for the receipt of this traffic through the BellSouth network. BellSouth will not be liable for any compensation to the terminating carrier as a result of providing Transit Traffic Service.

          10.3 The Parties shall compensate each other for Transit Traffic Service as follows:

          10.3.1 For Local Traffic and IntraLATA Toll Traffic originating from ITC/\DeltaCom that is delivered over the Transit Traffic Service, ITC/\DeltaCom will pay to BellSouth the applicable Tandem Switching and/or Interoffice Transport charges set forth in Attachment 11 to the Agreement. Charges for services provided by the Parties to a third party carrier(s) shall be assessed on a meet point basis, consistent with the terms of
                  Section 9 hereof.

          10.3.2 Except as provided in Section 10.3.3 hereafter, transit charges shall be assessed upon the originating carrier, and shall not be imposed on the terminating carrier.

          10.3.3 Transit charges associated with the provision of toll-free services (e.g. 800/888/877) shall be imposed upon the terminating carrier and shall not be assessed on the originating carrier.
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11.0 PACKET SWITCHED NETWORK INTERCONNECTION/FRAME RELAY The Parties agree to interconnect their local data services networks for the exchange of Frame Relay Services ("FRS") traffic.

11.1 The following provisions will apply only to Frame Relay Service and Exchange Access Frame Relay Service in those states where traffic is being exchanged between ITC/\DeltaCom and BellSouth Frame Relay Switches in the same LATA.

          11.1.1 The Parties agree to establish two-way Frame Relay facilities between their respective Frame Relay Switches to the mutually-agreed upon Frame Relay Service point(s) of interconnection ("POIs") within the LATA. All POIs shall be within the same Frame Relay Network Serving Area as defined in Section A40 of BellSouth's General Subscriber Services Tariff.

          11.1.2 Upon the request of either Party, such interconnection will be established where BellSouth and ITC/\DeltaCom have Frame Relay Switches in the same LATA. Where there are multiple Frame Relay switches in the central office of a Party, an interconnection with any one of the switches will be considered an interconnection with all of the switches at that central office for purposes of routing packet traffic.

          11.1.3 The Parties agree to provision local and IntraLATA Frame Relay Service and Exchange Access Frame Relay Service (both intrastate and interstate) over Frame Relay Trunks between the respective Frame Relay switches and the POIs.

          11.1.4 The Parties agree to assess each other reciprocal charges for the facilities that each provides to the other according to the Percent Local Circuit Use ("PLCU") factor PLCU, determined as follows:

                  (i) Frame Relay framed packet data is transported within Virtual Circuits ("VC"). For the purposes of calculating the PLCU, if all the data packets transported within a VC remain within the LATA, then consistent with the local definitions in this Agreement, the traffic on that VC is local ("Local VC").

                  (ii) If the originating and terminating locations of the two way packet data traffic are not in the same LATA, the traffic on that VC is interLATA.

                  (iii) The PLCU shall be determined by dividing the total
                  number of Local VCs, by the total number of VCs on each Frame Relay facility at the end of the reporting period. The Parties agree to renegotiate the
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                                                                    ATTACHMENT 3
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                  method for determining PLCU, at either Parties' request, and within 90 days, if either Party notifies the other that it has found that this method does not adequately represent the PLCU.
                  (iv) If there are no VCs on a facility when it is billed, the PLCU will be zero.

          11.1.5 BellSouth will provide the Frame Relay Trunk(s) between the Parties' respective Frame Relay Switches. The Parties will be compensated as follows- BellSouth will invoice, and ITC/\DeltaCom will pay, the total non-recurring and recurring charges for the trunk facility. ITC/\DeltaCom will then invoice, and BellSouth will pay, an amount calculated by multiplying the BellSouth billed charges for the trunk facility by one-half of ITC/\DeltaCom's PLCU.

          11.1.6 Each Party will provide a Frame Relay network-to-network interface ("NNI") port to the other Party for each trunk facility provided pursuant to 11.1.5 above. Compensation for NNI ports shall be based upon the NNI rates set forth in the BellSouth F.C.C Tariff No.
          1. Pursuant to that tariff, ITC/\DeltaCom may select a month-to-month or term rate structure for the NNI ports BellSouth provides to ITC/\DeltaCom. Whatever rate structure ITC/\DeltaCom selects shall be deemed to be the same rate structure that applies to the NNI port ITC/\DeltaCom provides to BellSouth. There shall be no termination liability to either party for the local portion of the NNI port as determined by the ITC/\DeltaCom PLCU at the time of termination.

          11.1.7 Compensation for the NNI ports shall be calculated as follows:

                  11.1.7.1 For NNI ports provided by BellSouth to ITC/\DeltaCom, BellSouth will invoice, and ITC/\DeltaCom will pay, the total nonrecurring and recurring charges for the NNI port. ITC/\DeltaCom will then invoice, and BellSouth will pay, an amount calculated by multiplying the BellSouth billed non-recurring and recurring charges for the NNI port by one-half of ITC/\DeltaCom's PLCU.

                  11.1.7.2 For NNI ports provided by ITC/\DeltaCom to BellSouth, ITC/\DeltaCom will invoice, and BellSouth will pay, the total non-recurring and recurring charges for the NNI port. BellSouth will then invoice, and ITC/\DeltaCom will pay, an amount determined as follows: ITC/\DeltaCom's combined interLATA and local usage will be calculated by subtracting one-half of ITC/\DeltaCom's PLCU factor from one hundred percent. The difference will then be multiplied by the total charges initially billed by ITC/\DeltaCom for the NNI port. BellSouth will then invoice, and ITC/\DeltaCom will pay, this amount to BellSouth.
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                  11.1.8 A Permanent Virtual Circuit ("PVC") is a logical
                  channel from a frame relay network interface (e.g., NNI or User Network Interface) to another frame relay network interface. A PVC is created when a Data Link Channel Identifier ("DLCI") is mapped together with another DLCI. Neither Party will charge the other Party any DLCI or Committed Information Rate ("CIR") charges for the PVC from its Frame Relay switch to its own subscriber's premises.

                  11.1.9 For the PVC between the ITC/\DeltaCom and BellSouth Frame Relay switches, compensation for the DLCI and CIR charges are based upon the rates in the BellSouth FCC Tariff No. 1. Compensation for PVC and CIR rate elements shall be calculated as follows:

                  11.1.10 For PVCs between the BellSouth Frame Relay switch and the ITC/\DeltaCom Frame Relay switch, BellSouth will invoice, and ITC/\DeltaCom will pay, the total nonrecurring and recurring DLCI and CIR charges. If the VC is a Local VC, ITC/\DeltaCom will invoice and BellSouth will pay, 100% of the DLCI and CIR charges initially billed by BellSouth for that PVC. If the VC is not local, no compensation will be paid to ITC/\DeltaCom for the PVC.

                  11.1.11 Each Party will compensate the other Party for any applicable Feature Change or Transfer of Service Charges as set forth in BellSouth's Tariff F.C.C. No. 1. The Parties agree to limit the sum of the CIR for the VCs on a given NNI port to not more than two times the port speed.

                  11.1.12 Except as expressly provided herein, this Agreement does not address or alter in any way either Party's provision of Exchange Access Frame Relay Service or interLATA Frame Relay Service. All charges by each Party to the other for carriage of Exchange Access Frame Relay Service or interLATA Frame Relay Service are included in the BellSouth access tariffs.

                  11.1.13 Until such time as BellSouth obtains authority to provide in-region, interLATA service, ITC/\DeltaCom will identify and report its PLCU to BellSouth on a quarterly basis.

                  11.1.14 Either Party may request a review or audit of the various service components, including but not limited to a Party's determination of its PLCU, consistent with the provisions of section E2 of the BellSouth State Access Services tariffs or Section 2 of the BellSouth FCC No. 1 Tariff.

                  11.1.15 If during the term of this Agreement, BellSouth
                  obtains authority to provide in-region, interLATA service, the Parties shall renegotiate the provisions of Section 11.1.5, 11.1.7, 11.1.8-11.1.10, and 11.1.13 to account for BellSouth's
                  PLCU. In the event the parties are unable to reach agreement within one hundred eighty (180) days of the date
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                                                                    ATTACHMENT 3
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                  BellSouth receives interLATA authority, the matter shall be resolved pursuant to the dispute resolution provisions set forth in this agreement.

                  11.1.16 If during the term of this Agreement, BellSouth makes available, to an affiliate or any other telecommunications carrier, Frame Relay interconnection on rates, terms and conditions different than those provided for in this Section 11, then ITC/\DeltaCom shall be entitled, at its option, to replace any part of this Section 11 with such rates, terms, and conditions.


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                                  ATTACHMENT 4
                              PHYSICAL COLLOCATION

                              PHYSICAL COLLOCATION

1. SCOPE OF ATTACHMENT

         1.1 SCOPE OF ATTACHMENT. The rates, terms, and conditions contained within this Attachment shall only apply when ITC/\DeltaCom is occupying the collocation space as a sole occupant or as a Host pursuant to Section 4.

         1.2 RIGHT TO OCCUPY. Subject to Section 4 of this Attachment, BellSouth hereby grants ITC/\DeltaCom a right to occupy that certain area designated by BellSouth within a BellSouth Central Office premises of a size which is specified by ITC/\DeltaCom and agreed to by BellSouth (hereinafter "Collocation Space"). Notwithstanding the foregoing, BellSouth shall consider in its designation for cageless collocation any unused space within the BellSouth central office premises. The size specified by ITC/\DeltaCom may contemplate a request for space sufficient to accommodate ITC/\DeltaCom's growth within a two year period unless otherwise agreed to by the Parties.

             1.2.1 SPACE RECLAMATION. In the event of space exhaust within a central office premises, and applicable only to those physical collocation arrangements applied for subsequent to the execution of this Agreement, ITC/\DeltaCom may be required to release space to BellSouth to be allocated to other physical collocation applicants when a minimum of 50% percent of the total amount of space in ITC/\DeltaCom's collocation arrangement is not being reasonably utilized within the first year of operation, or 100% of the total amount of space by the end of the second year of operation. release space to BellSouth to be allocated to other physical collocation applicants when a minimum of fifty percent of the total amount of space in ITC/\DeltaCom's collocation arrangement is not being utilized within the first year of operation, or 100% of the total amount of space by the end of the second year of operation. For those physical collocation arrangements existing or applied for prior to the execution of this Agreement, ITC/\DeltaCom may be required to release space to BellSouth to be allocated to other physical collocation applicants when 100% of the total amount of space in the collocation arrangement is not reasonably utilized by the end of the second year of operation. ITC/\DeltaCom will first have the option of subleasing any amount of space not being utilized pursuant to this subsection in lieu of releasing space to BellSouth.

         1.3 USE OF SPACE. ITC/\DeltaCom shall use the Collocation Space for the purposes of installing, maintaining and operating ITC/\DeltaCom's equipment (to include testing and monitoring equipment) which is used or useful primarily to interconnect with BellSouth's services and facilities including access to unbundled network elements, for the provision of telecommunications services. Pursuant to Section 5, following, ITC/\DeltaCom may at its option, place ITC/\DeltaCom-owned fiber entrance facilities to the Collocation Space. In addition to, and not in lieu of, interconnection to BellSouth services and facilities, ITC/\DeltaCom may connect to other Interconnectors within the designated BellSouth Central Office (including to its other virtual or physical collocated arrangements) through co-carrier cross connect facilities designated by ITC/\DeltaCom pursuant to Section 5.6 following. The Collocation Space may be used for no other purposes except as for specifically agreed upon by the Parties.

         1.4 RATES AND CHARGES. ITC/\DeltaCom agrees to pay the rates and charges identified at Exhibit A attached hereto.

         1.5 PERFORMANCE MEASURES. Collocation provided under this Collocation Agreement shall be subject to Attachment 10 of the Agreement.


2. SPACE NOTIFICATION

         2.1 AVAILABILITY OF SPACE. Upon submission of an application pursuant to Section 6, BellSouth will permit ITC/\DeltaCom to physically collocate, pursuant to the terms of this Attachment, at any BellSouth central office premises, unless BellSouth has determined that there is no space available due to space limitations or no space available due to technical infeasibility. BellSouth will respond to an application within ten (10) business days as to whether space is available or not available within a BellSouth central office premises.

         2.2 REPORTING. Upon request from ITC/\DeltaCom, BellSouth will provide a written report specifying the amount of collocation space available at the central office premises requested, the number of collocators present at the central office premises, any modifications in the use of the space since the last report or the central office premises requested and the measures BellSouth is taking to make additional space available for collocation arrangements.

             2.2.1 The request from ITC/\DeltaCom must be written and must include the central office premises and Common Language Location Identification
(CLLI) code of the central office premises. Such information regarding central office premises and CLLI code is located in the National Exchange Carriers Association (NECA) Tariff FCC No. 4.

             2.2.2 BellSouth will respond to a request for a particular Central Office location within ten (10) business days of receipt of such request. BellSouth will make best efforts to respond in ten (10) business days to such a request when the request includes up to and including five (5) Central Office locations within the same state. The response time for requests of more than five (5) shall be negotiated between the Parties. If BellSouth cannot meet the ten business day response time, BellSouth shall notify ITC/\DeltaCom and inform ITC/\DeltaCom of the time frame under which it can respond.

         2.3 DENIAL OF APPLICATION. After notifying ITC/\DeltaCom that BellSouth has no available space in the requested Central Office ("Denial of Application"), BellSouth will allow ITC/\DeltaCom, upon request, to tour the entire Central Office within ten (10) business days of such Denial of Application. In order to schedule said tour within ten (10) business days, the request for a tour of the Central Office must be received by BellSouth within five (5) business days of the Denial of Application.

         2.4 FILING OF PETITION FOR WAIVER. Upon Denial of Application BellSouth will timely file a petition with the Commission pursuant to 47
U.S.C.ss.251(c)(6).

         2.5 WAITING LIST. On a first come first served basis, BellSouth will maintain a waiting list of requesting carriers who have either received a Denial of Application or, where it is publicly known that the central office premises is out of space, have submitted a Letter of Intent to collocate. BellSouth will notify the telecommunications carriers on the waiting list when space becomes available according to how much space becomes available and the position of telecommunications carrier on said waiting list. Upon request BellSouth will advise ITC/\DeltaCom as to its position on the list.

         2.6 PUBLIC NOTIFICATION. BellSouth will maintain on its Interconnection Services website a notification document that will indicate all central office premises that are without available space. BellSouth shall update such document within ten (10) business days of the Denial of Application date. BellSouth will also post a document on its Interconnection Services website that contains a general notice where space has become available in a Central Office previously on the space exhaust list. BellSouth shall allocate said available space pursuant to the waiting list referenced in Section 2.5.

         2.7 STATE AGENCY PROCEDURES. Notwithstanding the foregoing, should any state regulatory agency impose a procedure different than procedures set forth in this section, that procedure shall supersede the requirements set forth herein.

3. COLLOCATION OPTIONS

         3.1 CAGELESS. Except where local building code does not allow cageless collocation, BellSouth shall allow ITC/\DeltaCom to collocate ITC/\DeltaCom's equipment and facilities without requiring the construction of a cage or similar structure and without requiring the creation of a separate entrance to the Collocation Space. BellSouth shall allow ITC/\DeltaCom to have direct access to its equipment and facilities but may require ITC/\DeltaCom to use a central entrance to the BellSouth Central Office. BellSouth shall make cageless collocation available in single bay increments pursuant to Section 7. Except where ITC/\DeltaCom's equipment requires special technical considerations (e.g., special cable racking, isolated ground plane), BellSouth shall assign cageless Collocation Space in conventional equipment rack lineups where feasible. For equipment requiring special technical considerations, ITC/\DeltaCom must provide the equipment layout, including spatial dimensions for such equipment pursuant to generic requirements contained in BellCore (Telcordia) GR-63-Core and shall be responsible for constructing all special technical requirements associated with such equipment pursuant to Section 6.5 following.

         3.2 CAGES AND ADJACENT ARRANGEMENT ENCLOSURES. BellSouth shall authorize the enclosure of ITC/\DeltaCom's equipment and facilities at ITC/\DeltaCom's option or if required by local building code. ITC/\DeltaCom must arrange with a BellSouth certified contractor to construct a collocation arrangement enclosure in accordance with BellSouth's guidelines and specifications and at its sole expense. BellSouth will provide guidelines and specifications upon request. Where local building codes require enclosure specifications more stringent than BellSouth's standard enclosure specification, ITC/\DeltaCom and ITC/\DeltaCom's BellSouth certified contractor must comply with local building code requirements. ITC/\DeltaCom's BellSouth certified contractor shall be responsible for filing and receiving any and all necessary permits and/or licenses for such construction. The Certified Vendor shall bill ITC/\DeltaCom directly for all work performed for ITC/\DeltaCom pursuant to this Agreement and BellSouth shall have no liability for nor responsibility to pay such charges imposed by the Certified Vendor. ITC/\DeltaCom must provide the local BellSouth building contact with two Access Keys used to enter the locked enclosure. Except in case of emergency, BellSouth will not access ITC/\DeltaCom's locked enclosure prior to notifying ITC/\DeltaCom.

             3.2.1 BellSouth has the right to review ITC/\DeltaCom's plans and specifications prior to allowing construction to start. BellSouth has the right to inspect the enclosure after construction to make sure it is designed and constructed according to BellSouth's guidelines and specifications and to require ITC/\DeltaCom to remove or correct at ITC/\DeltaCom's cost any structure that does not meet these standards.

         3.3 SHARED (SUBLEASED) CAGED COLLOCATION. ITC/\DeltaCom may allow other telecommunications carriers to share ITC/\DeltaCom's caged collocation arrangement pursuant to terms and conditions agreed to by ITC/\DeltaCom ("Host") and other telecommunications carriers ("Guests") and pursuant to this section with the following exceptions: (1) where local building code does not allow Shared (Subleased) Caged Collocation and (2) where the BellSouth central office premises is located within a leased space and BellSouth is prohibited by said lease from offering such an option,. The terms and conditions of the agreement between the Host and its Guests shall be written and a copy provided to the BellSouth contact specified in Section 15 within ten (10) business days of its execution and prior to any Firm Order. Further, said agreement shall incorporate by reference the rates, terms, and conditions of this Agreement between BellSouth and ITC/\DeltaCom.

             3.3.1 ITC/\DeltaCom shall be the sole interface and responsible party to BellSouth for the purpose of submitting applications for initial and additional equipment placements of Guest; for assessment of rates and charges contained within this Agreement; and for the purposes of ensuring that the safety and security requirements of this Agreement are fully complied with by the Guest, its employees and agents. The initial Guest application shall require the assessment of an Application Fee, as set forth in Exhibit A. Notwithstanding the foregoing, Guest may arrange directly with BellSouth for the provision of the interconnecting facilities between BellSouth and Guest and for the provisions of the services and access to unbundled network elements.

             3.3.2 ITC/\DeltaCom shall indemnify and hold harmless BellSouth from any and all claims, actions, causes of action, of whatever kind or nature arising out of the presence of ITC/\DeltaCom's Guests in the Collocation Space.

         3.4 ADJACENT COLLOCATION. BellSouth will provide adjacent collocation arrangements ("Adjacent Arrangement") where space within the Central Office is legitimately exhausted, subject to technical feasibility, where the Adjacent Arrangement does not interfere with access to existing or planned structures or facilities on the Central Office property and where permitted by zoning and other applicable state and local regulations. The Adjacent Arrangement shall be constructed or procured by ITC/\DeltaCom and in conformance with BellSouth's design and construction specifications. Further, ITC/\DeltaCom shall construct, procure, maintain and operate said Adjacent Arrangement(s) pursuant to all of the terms and conditions set forth in this Agreement. Rates shall be negotiated at the time of the request for Adjacent Collocation.

             3.4.1 Should ITC/\DeltaCom elect such option, ITC/\DeltaCom must arrange with a BellSouth certified contractor to construct an Adjacent Arrangement structure in accordance with BellSouth's guidelines and specifications. BellSouth will provide guidelines and specifications upon request. Where local building codes require enclosure specifications more stringent than BellSouth's standard specification, ITC/\DeltaCom and ITC/\DeltaCom's contractor must comply with local building code requirements. ITC/\DeltaCom's contractor shall be responsible for filing and receiving any and all necessary zoning, permits and/or licenses for such construction. ITC/\DeltaCom's BellSouth Certified Vendor shall bill ITC/\DeltaCom directly for all work performed for ITC/\DeltaCom pursuant to this Agreement and BellSouth shall have no liability for nor responsibility to pay such charges imposed by the Certified Vendor.

ITC/\DeltaCom must provide the local BellSouth building contact with two cards, keys or other access device used to enter the locked enclosure. Except in cases of emergency, BellSouth shall not access ITC/\DeltaCom's locked enclosure prior to notifying ITC/\DeltaCom.

             3.4.2 BellSouth maintains the right to review ITC/\DeltaCom's plans and specifications prior to construction of an Adjacent Arrangement(s). BellSouth may inspect the Adjacent Arrangement(s) following construction and prior to commencement, as defined in Section 4.1 following, to ensure the design and construction comply with BellSouth's guidelines and specifications. BellSouth may require ITC/\DeltaCom, at ITC/\DeltaCom's sole cost, to correct any deviations from BellSouth's guidelines and specifications found during such inspection(s), up to and including removal of the Adjacent Arrangement, within five (5) business days of BellSouth's inspection, unless the Parties mutually agree to an alternative time frame.

             3.4.3 ITC/\DeltaCom shall provide a concrete pad, the structure housing the arrangement, HVAC, lighting, and all facilities that connect the structure (i.e. racking, conduits, etc.) to the BellSouth point of interconnection. At ITC/\DeltaCom's option, BellSouth shall provide an AC power source and access to physical collocation services and facilities subject to the same nondiscriminatory requirements as applicable to any other physical collocation arrangement.

             3.4.4 BellSouth shall allow Shared (Subleased) Caged Collocation within an Adjacent Arrangement pursuant to the terms and conditions set forth in
Section 3.3 proceeding.

4. OCCUPANCY

         4.1 COMMENCEMENT DATE. The "Commencement Date" shall be the day ITC/\DeltaCom's 's equipment becomes operational as described in Section 4.2, following. -----------------

         4.2 OCCUPANCY. BellSouth will notify ITC/\DeltaCom in writing that the Collocation Space is ready for occupancy. ITC/\DeltaCom must place operational telecommunications equipment in the Collocation Space and connect with BellSouth's network within one hundred eighty (180) days after receipt of such notice. ITC/\DeltaCom must notify BellSouth in writing that collocation equipment installation is complete and is operational with BellSouth's network. BellSouth may, at its option not complete orders for interconnected service until receipt of such notice. BellSouth may consent to an extension beyond 180 days upon a demonstration by ITC/\DeltaCom that circumstances beyond its reasonable control prevented ITC/\DeltaCom from completing installation by the prescribed date. If ITC/\DeltaCom fails to place operational telecommunications equipment in the Collocation Space within 180 days and such failure continues for a period of thirty (30) days after receipt of written notice from BellSouth, then and in that event ITC/\DeltaCom's right to occupy the Collocation Space terminates and BellSouth shall have no further obligations to ITC/\DeltaCom with respect to said Collocation Space. Termination of ITC/\DeltaCom's rights to the Collocation Space pursuant to this paragraph shall not operate to release ITC/\DeltaCom from its obligation to reimburse BellSouth for all costs reasonably incurred by BellSouth in preparing the Collocation Space, but rather such obligation shall survive this Agreement. For purposes of this paragraph, ITC/\DeltaCom's telecommunications equipment will be deemed operational when cross-connected to BellSouth's network for the purpose of service provision

         4.3 TERMINATION. Except where otherwise agreed to by the Parties, ITC/\DeltaCom may terminate occupancy in a particular Collocation Space upon thirty (30) days prior written notice to BellSouth. Upon termination of such occupancy, ITC/\DeltaCom at its expense shall remove its equipment and other property from the Collocation Space. ITC/\DeltaCom shall have thirty (30) days from the termination date to complete such removal, including the removal of all equipment and facilities of ITC/\DeltaCom's Guests; provided, however, that ITC/\DeltaCom shall continue payment of monthly fees to BellSouth until such date as ITC/\DeltaCom has fully vacated the Collocation Space. Should ITC/\DeltaCom fail to vacate the Collocation Space within thirty (30) days from the termination date, BellSouth shall have the right to remove the equipment and other property of ITC/\DeltaCom at ITC/\DeltaCom's expense and with no liability for damage or injury to ITC/\DeltaCom's property unless caused by the gross negligence or intentional misconduct of BellSouth. ITC/\DeltaCom shall be responsible for the cost of removing any enclosure, together with all support structures (e.g., racking, conduits), of an Adjacent Collocation arrangement at the termination of occupancy and restoring the grounds to their original condition.

5. USE OF COLLOCATION SPACE

         5.1 EQUIPMENT TYPE. BellSouth permits the collocation of any type of equipment used or useful for interconnection to BellSouth's network or for access to unbundled network elements in the provision of telecommunications services. Such equipment used or useful for interconnection and access to unbundled network elements includes, but is not limited to transmission equipment including, but not limited to, optical terminating equipment and multiplexers, and digital subscriber line access multiplexers, routers, asyncronous transfer mode multiplexers, and remote switching modules. Nothing in this section requires BellSouth to permit collocation of equipment used solely to provide enhanced services; provided, however, that BellSouth may not place any limitations on the ability of requesting carriers to use all the features, functions, and capabilities of equipment collocated pursuant to this section.

             5.1.1 Such equipment must at a minimum meet the following BellCore (Telcordia) Network Equipment Building Systems (NEBS) General Equipment
Requirements: Criteria Level 1 requirements as outlined in the BellCore (Telcordia) Special Report SR-3580, Issue 1; equipment design spatial requirements per GR-63-CORE, Section 2; thermal heat dissipation per GR-063-CORE, Section 4, Criteria 77-79; acoustic noise per GR-063-CORE, Section 4, Criterion 128, and National Electric Code standards.

             5.1.2 ITC/\DeltaCom shall not use the Collocation Space for marketing purposes nor shall it place any identifying signs or markings in the area surrounding the Collocation Space or on the grounds of the central office premises.

             5.1.3 ITC/\DeltaCom shall place a plaque or other identification affixed to ITC/\DeltaCom's equipment necessary to identify ITC/\DeltaCom's equipment, including a list of emergency contacts with telephone numbers.

         5.2 ENTRANCE FACILITIES. ITC/\DeltaCom may elect to place ITC/\DeltaCom-owned or ITC/\DeltaCom-leased fiber entrance facilities into the Collocation Space. BellSouth will designate the point of interconnection in close proximity to the Central Office building housing the Collocation Space, such as an entrance manhole or a cable vault which are physically accessible by both parties. ITC/\DeltaCom will provide and place fiber cable at the point of interconnection of sufficient length to be pulled through conduit and into the splice location. ITC/\DeltaCom will provide and install a sufficient length of fire retardant riser cable, to which the entrance cable will be spliced, which will extend from the splice location to the ITC/\DeltaCom's equipment in the Collocation Space. In the event ITC/\DeltaCom utilizes a non-metallic, riser-type entrance facility, a splice will not be required. ITC/\DeltaCom must contact BellSouth for instructions prior to placing the entrance facility cable in the manhole. ITC/\DeltaCom is responsible for maintenance of the entrance facilities At ITC/\DeltaCom's option BellSouth will accommodate where technically feasible a microwave entrance facility pursuant to separately negotiated terms and conditions.

             5.2.1 DUAL ENTRANCE. BellSouth will provide at least two interconnection points at each central office premises where there are at least two such interconnection points available and where capacity exists. Upon receipt of a request for physical collocation under this Agreement, BellSouth shall provide ITC/\DeltaCom with information regarding BellSouth's capacity to accommodate dual entrance facilities. If conduit in the serving manhole(s) is available and is not reserved for another purpose for utilization within 12 months of the receipt of an application for collocation, BellSouth will make the requested conduit space available for installing a second entrance facility to ITC/\DeltaCom's arrangement. The location of the serving manhole(s) will be determined at the sole discretion of BellSouth. Where dual entrance is not available due to lack of capacity, BellSouth will so state in the Application Response.

             5.2.2 SHARED USE. ITC/\DeltaCom may utilize spare capacity on an existing Interconnector entrance facility for the purpose of providing an entrance facility to another ITC/\DeltaCom collocation arrangement within the same BellSouth Central Office. ITC/\DeltaCom must arrange with BellSouth for BellSouth to splice the utilized entrance facility capacity to ITC/\DeltaCom-provided riser cable.

         5.3 SPLICING IN THE ENTRANCE MANHOLE. Although not generally permitted, should ITC/\DeltaCom request a splice to occur in the entrance manhole(s), BellSouth, at its sole discretion, may grant such a request, provided that BellSouth will not unreasonably withhold approval of requests to make such a splice. When the request for a splice is granted to ITC/\DeltaCom by BellSouth, ITC/\DeltaCom shall ensure its employees or agents entering and/or performing work in the entrance manhole(s) are trained and comply with BellSouth procedures and OSHA requirements regarding access to manholes and that BellSouth personnel are notified and present for all entrances and work performed in the entrance manhole(s). Manhole covers shall be properly closed and secured at the conclusion of entry and/or work. Advance notification to BellSouth shall occur at a minimum of 48 hours prior to desired entry for normal work activities and at a minimum of 2 hours prior to desired entry in an out of service condition.

         5.4 DEMARCATION POINT. BellSouth will designate the point(s) of interconnection between ITC/\DeltaCom's equipment and/or network and BellSouth's network. Each party will be responsible for maintenance and operation of all equipment/facilities on its side of the demarcation point. For 2-wire and 4-wire connections to BellSouth's network, the demarcation point shall be a common block on the BellSouth designated conventional distributing frame. ITC/\DeltaCom shall be responsible for providing, and ITC/\DeltaCom's BellSouth Certified Vendor shall be responsible for installing and properly labelling/stenciling, the common block, and necessary cabling pursuant to Section 6.4. For all other terminations BellSouth shall designate a demarcation point on a per arrangement basis. ITC/\DeltaCom or its agent must perform all required maintenance to equipment/facilities on its side of the demarcation point, pursuant to subsection 5.5, following, and may self-provision cross-connects that may be required within the collocation space to activate service requests. At ITC/\DeltaCom's option, a Point of Termination (POT) bay or frame may be placed in the Collocation Space.

         5.5 ITC/\DELTACOM'S EQUIPMENT AND FACILITIES. ITC/\DeltaCom, or if required by thisAttachment, ITC/\DeltaCom's BellSouth certified vendor, is solely responsible for the design, engineering, installation, testing, provisioning, performance, monitoring, maintenance and repair of the equipment and facilities used by ITC/\DeltaCom. Such equipment and facilities may include but are not limited to cable(s); equipment; and point of termination connections.

         5.6 CO-CARRIER CROSS-CONNECT. In addition to, and not in lieu of, obtaining interconnection with, or access to, BellSouth telecommunications services, unbundled network elements, and facilities, ITC/\DeltaCom may directly connect to other Interconnectors within the designated BellSouth Central Office (including to its other virtual or physical collocated arrangements) through facilities owned by ITC/\DeltaCom or through BellSouth facilities designated by ITC/\DeltaCom, at ITC/\DeltaCom's option. Such connections to other carriers may be made using either optical or electrical facilities. ITC/\DeltaCom may deploy such optical or electrical connections directly between its own facilities and the facilities of other Interconnectors without being routed through BellSouth equipment.

             5.6.1 If ITC/\DeltaCom requests a co-Carrier cross-connect after the initial installation i.e., ITC/\DeltaCom must submit an application with a Subsequent Application Fee.ITC/\DeltaCom must use a Certified Vendor to place the co-Carrier cross connect, except in cases where the ITC/\DeltaCom equipment and the equipment of the other Interconnectors are located within the same collocation area or are within contiguous collocation spaces. In cases where ITC/\DeltaCom's equipment and the equipment of the other ITC/\DeltaCom are located in the same collocation area or are in contiguous collocation spaces, ITC/\DeltaCom will have the option to deploy the co-Carrier cross connects between the sets of equipment. Where cable support structure exists for such connection there will be a recurring charge per linear foot of support structure used. When cable support structures do not exist and must be constructed a non-recurring charge for the individual case will be assessed.

         5.7 EASEMENT SPACE. From time to time BellSouth may require access to the Collocation Space. BellSouth retains the right to access such space for the purpose of making BellSouth equipment and building modifications (e.g., running, altering or removing racking, ducts, electrical wiring, HVAC, and cables). BellSouth will give reasonable notice to ITC/\DeltaCom when access to the Collocation Space is required. ITC/\DeltaCom may elect to be present whenever BellSouth performs work in the Collocation Space. The Parties agree that ITC/\DeltaCom will not bear any of the expense associated with this work.

         5.8 ACCESS. ITC/\DeltaCom shall have access to the Collocation Space twenty-four (24) hours a day, seven (7) days a week beginning at the time of Space Acceptance. At the time of Bona Fide Firm Order, ITC/\DeltaCom agrees to provide the name, social security number, and date of birth of each employee, contractor, or agent upon initial request for Access Keys or cards ("Access Keys") for such employee, contractor, or agent. BellSouth will make Access Keys available at Space Acceptance upon completion of the requirements in sub-Section
6.3.4 and Section 11. To the extent any employee, contractor, or agent has completed the requirements of Section 6.3.4 and Section 11 and has been provided an Access Key pursuant to this Section, any additional Access Keys or updates to access locations for such employee, contractor, or agent may be obtained by ITC/\DeltaCom's provision of that employee's, contractor's or agent's existing Access Key information. Access Keys shall not be duplicated under any circumstances. ITC/\DeltaCom agrees to be responsible for all Access Keys and for the return of all said Access Keys in the possession of ITC/\DeltaCom employees, contractors, Guests, or agents after termination of the employment relationship, contractual obligation with ITC/\DeltaCom or upon the termination of this Attachment or the termination of occupancy of an individual collocation arrangement. A security escort will be required whenever ITC/\DeltaCom or its approved agent desires access to the entrance manhole or must have access to the Central Office Premises after the one accompanied site visit allowed pursuant to subsection 6.3.2 prior to completing BellSouth's Security Training requirements and/or prior to Space Acceptance.

             5.8.1 LOST OR STOLEN ACCESS KEYS. ITC/\DeltaCom shall notify BellSouth in writing immediately in the case of lost or stolen Access Keys. ITC/\DeltaCom will pay BellSouth $250.00 per Access Key(s) lost or stolen. Should it become necessary for BellSouth to re-key buildings as a result of a lost Access Key(s) or for failure to return an Access Key(s), ITC/\DeltaCom shall pay for all reasonable costs associated with the re-keying.

         5.9 INTERFERENCE OR IMPAIRMENT. Notwithstanding any other provisions of this Agreement, equipment and facilities placed in the Collocation Space shall not interfere with or impair service provided by BellSouth or by any other ITC/\DeltaCom located in the Central Office; shall not endanger or damage the facilities of BellSouth or of any other ITC/\DeltaCom, the Collocation Space, or the Central Office; shall not compromise the privacy of any communications carried in, from, or through the Central Office; and shall not create an unreasonable risk of injury or death to any individual or to the public. If BellSouth reasonably determines that any equipment or facilities of ITC/\DeltaCom violates the provisions of this paragraph, BellSouth shall give written notice to ITC/\DeltaCom, which notice shall direct ITC/\DeltaCom to cure the violation within forty-eight (48) hours of ITC/\DeltaCom's actual receipt of written notice or, at a minimum, to commence curative measures within 24 hours and to exercise reasonable diligence to complete such measures as soon as possible thereafter. After receipt of the notice, the parties agree to consult immediately and, if necessary, to inspect the arrangement. If ITC/\DeltaCom fails to take curative action within 48 hours or if the violation is of a character which poses an immediate and substantial threat of damage to property, injury or death to any person, or interference/impairment of the services provided by BellSouth or any other ITC/\DeltaCom, then and only in that event BellSouth may take such action as it deems appropriate to correct the violation, including without limitation the interruption of electrical power to ITC/\DeltaCom's equipment. BellSouth will endeavor, but is not required, to provide notice to ITC/\DeltaCom prior to taking such action and shall have no liability to ITC/\DeltaCom for any damages arising from such action, except to the extent that such action by BellSouth constitutes willful misconduct.

         5.10 PERSONALTY AND ITS REMOVAL. Subject to requirements of this Agreement, ITC/\DeltaCom may place or install in or on the Collocation Space such facilities and equipment, including storage for and spare equipment, as it deems desirable for the conduct of business; Provided that such equipment is telecommunications equipment, does not violate floor loading requirements, imposes or could impose or contains or could contain environmental conditions or hazards. Personal property, facilities and equipment placed by ITC/\DeltaCom in the Collocation Space shall not become a part of the Collocation Space, even if nailed, screwed or otherwise fastened to the Collocation Space, but shall retain their status as personalty and may be removed by ITC/\DeltaCom at any time. Any damage caused to the Collocation Space by ITC/\DeltaCom's employees, agents or representatives during the removal of such property shall be promptly repaired by ITC/\DeltaCom at its expense.

         5.11 ALTERATIONS. In no case shall ITC/\DeltaCom or any person acting on behalf of ITC/\DeltaCom make any rearrangement, modification, improvement, addition, repair, or other alteration to the Collocation Space or the BellSouth Central Office without the written consent of BellSouth, which consent shall not be unreasonably withheld. The cost of any such specialized alterations shall be paid by ITC/\DeltaCom.

         5.12 JANITORIAL SERVICE. ITC/\DeltaCom shall be responsible for the general upkeep and cleaning of the Caged Collocation Space and shall arrange directly with a BellSouth certified contractor for janitorial services. BellSouth shall provide a list of such contractors on a site-specific basis upon request.

6.   ORDERING AND PREPARATION OF COLLOCATION SPACE

         6.1 APPLCATION FOR SPACE. ITC/\DeltaCom shall submit an application document when ITC/\DeltaCom or ITC/\DeltaCom's Guest(s), as defined in Section 3.3, desires to request or modify the use of the Collocation Space.

             6.1.1 INITIAL APPLICATION. For ITC/\DeltaCom or ITC/\DeltaCom's Guest(s) initial equipment placement, ITC/\DeltaCom shall submit to BellSouth a complete and accurate Application and Inquiry document (Bona Fide Application), together with payment of the Application Fee as stated in Exhibit A. The Bona Fide Application shall contain a detailed description and schematic drawing of the equipment to be placed in ITC/\DeltaCom's Collocation Space(s) and an estimate of the amount of square footage required.

             6.1.2 SUBSEQUENT APPLICATION FEE. In the event ITC/\DeltaCom or ITC/\DeltaCom's Guest(s) desire to modify the use of the Collocation Space, ITC/\DeltaCom shall complete an Application document detailing all information regarding the modification to the Collocation Space together with payment of the minimum Subsequent Application Fee as stated in Exhibit A. Said minimum Subsequent Application Fee shall be considered a partial payment of the applicable Subsequent Application Fee which shall be calculated as set forth below. BellSouth shall determine what modifications, if any, to the Central Office premises are required to accommodate the change requested by ITC/\DeltaCom in the Application. Such necessary modifications to the Central Office premises may include but are not limited to, floor loading changes, changes necessary to meet HVAC requirements, changes to power plant requirements, and equipment additions. The fee paid by ITC/\DeltaCom for its request to modify the use of the Collocation Space shall be dependent upon the modification requested and ITC/\DeltaCom will be notified of the applicable fee within the same time intervals as set forth in Section 6.2 below. Where the subsequent application does not require provisioning or construction work by BellSouth, no Subsequent Application Fee will be required and the pre-paid fee shall be refunded to ITC/\DeltaCom The fee for an application where the modification requested has limited effect (i.e.., does not require capital expenditure by BellSouth) shall be the Subsequent Application Fee as set forth in Exhibit A. All other modifications shall require a Subsequent Application Fee assessed at the applicable Application Fee. In the event such modifications require the assessment of a full Application Fee as set forth in Exhibit A, the outstanding balance shall be due by ITC/\DeltaCom within 30 calendar days following ITC/\DeltaCom's receipt of a bill or invoice from BellSouth.

         6.2 APPLICATION RESPONSE. In addition to the notice of space availability pursuant to Section 2.1, BellSouth will respond within ten (10) business days of receipt of an Application whether the Application is Bona Fide, and if it is not Bona Fide, the items necessary to cause the Application to become Bona Fide. When space has been determined to be available, BellSouth will provide a comprehensive written response within thirty (30) calendar days of receipt of a complete application. When multiple applications are submitted within a fifteen calendar day window within the same state, BellSouth will respond to the applications as soon as possible, but no later than the following: within thirty (30) calendar days for applications 1-5; within thirty-six (36) calendar days for applications 6-10; within forty-two (42) calendar days for applications 11-15. Response intervals for multiple applications submitted by ITC/\DeltaCom within the same timeframe for the same state in excess of 15 must be negotiated. All negotiations shall consider the total volume from all requests from telecommunications companies for collocation. The Application Response will detail whether the amount of space requested is available or if the amount of space requested is not available, the amount of space that is available. The response will also include the configuration of the space. When BellSouth's response includes an amount of space less than that requested by ITC/\DeltaCom or differently configured, ITC/\DeltaCom must amend its application to reflect the actual space available prior to submitting a Bona Fide Firm Order.

         6.3 BONA FIDE FIRM ORDER. ITC/\DeltaCom shall indicate its intent to proceed with equipment installation in a BellSouth Central Office by submitting a Bona Fide Firm Order to BellSouth. A Bona Fide Firm Order requires ITC/\DeltaCom to complete the Application/Inquiry process described in Subsection 6.1, preceding, and submit the Expanded Interconnection Bona Fide Firm Order document (BSTEI-1P-F) indicating acceptance of the written application response provided by BellSouth ("Bona Fide Firm Order") and all appropriate fees. The Bona Fide Firm Order must be received by BellSouth no later than thirty (30) calendar days after BellSouth's response to ITC/\DeltaCom's Application/Inquiry. If ITC/\DeltaCom makes major changes to its application in light of BellSouth's written Application Response, BellSouth will be required to re-evaluate and respond to the change(s). In this event, BellSouth's provisioning interval will not start until the re-evaluation and response to the change(s) is complete and the Bona Fide Firm Order is received by BellSouth and all appropriate fees and duties have been executed. If BellSouth needs to reevaluate ITC/\DeltaCom's application as a result of changes requested by ITC/\DeltaCom to ITC/\DeltaCom's original application, then BellSouth will charge ITC/\DeltaCom a fee based upon the additional engineering hours required to do the reassessment. Major changes such as requesting additional space or adding additional equipment may require ITC/\DeltaCom to resubmit the application with an application fee.

             6.3.1 BellSouth will establish a firm order date, per request, based upon the date BellSouth is in receipt of a Bona Fide Firm Order. BellSouth will acknowledge the receipt of ITC/\DeltaCom's Bona Fide Firm Order within five
(5) business days of receipt indicating that the Bona Fide Firm Order has been received. A BellSouth response to a Bona Fide Firm Order will include a Firm Order Confirmation containing the firm order date.

             6.3.2 BellSouth will permit one accompanied site visit to ITC/\DeltaCom's designated collocation arrangement location after receipt of the Bona Fide Firm Order without charge to ITC/\DeltaCom.

             6.3.3 Space preparation for the Collocation Space will not begin until BellSouth receives the Bona Fide Firm Order and all applicable fees.

             6.3.4 ITC/\DeltaCom must submit to BellSouth the completed Access Control Request Form (RF-2906-A) for all employees or agents requiring access to the BellSouth Central Office a minimum of 30 calendar days prior to the date ITC/\DeltaCom desires access to the Collocation Space.

         6.4 CONSTRUCTION AND PROVISIONING INTERVAL. BellSouth will negotiate construction and provisioning intervals per request on an individual case basis. Excluding the time interval required to secure the appropriate government licenses and permits, BellSouth will use best efforts to complete construction for collocation arrangements under ordinary conditions as soon as possible and within a maximum of 90 business days from receipt of a complete and accurate Bona Fide Firm Order. Ordinary conditions are defined as space available with only minor changes to support systems required, such as but not limited to, HVAC, cabling and the power plant(s). Excluding the time interval required to secure the appropriate government licenses and permits, BellSouth will use best efforts to complete construction of all other collocation space ("extraordinary conditions") within 130 business days of the receipt of a complete and accurate Bona Fide Firm Order. Extraordinary conditions are defined to include but are not limited to major BellSouth equipment rearrangement or addition; power plant addition or upgrade; major mechanical addition or upgrade; major upgrade for ADA compliance; environmental hazard or hazardous materials abatement. Space that is the subject of a request for cageless physical collocation shall be made available within thirty (30) days after receipt by BellSouth of a complete and accurate Bona Fide Order.

             6.4.1 JOINT PLANNING MEETING. Unless otherwise agreed to by the Parties, a joint planning meeting or other method of joint planning between BellSouth and ITC/\DeltaCom will commence within a maximum of 15 business days from BellSouth's receipt of a Bona Fide Firm Order and the payment of agreed upon fees. At such meeting, the Parties will agree to the preliminary design of the Collocation Space and the equipment configuration requirements as reflected in the Application and affirmed in the Bona Fide Firm Order. The Collocation Space Completion time period will be provided to ITC/\DeltaCom during the joint planning meeting or as soon as possible thereafter. BellSouth will complete all design work following the joint planning meeting.

             6.4.2 PERMITS. Each Party or its agents will diligently pursue filing for the permits required for the scope of work to be performed by that Party or its agents within 7 business days of the completion of finalized construction designs and specifications.

             6.4.3 ACCEPTANCE WALK THROUGH. ITC/\DeltaCom and BellSouth will complete an acceptance walk through of each Collocation Space requested from BellSouth by ITC/\DeltaCom. BellSouth will correct any deviations to ITC/\DeltaCom's original or jointly amended requirements within five (5) business days after the walk through, unless the Parties jointly agree upon a different time frame.

         6.5 USE OF CERTIFIED VENDOR. ITC/\DeltaCom shall select a vendor which has been approved as a BellSouth Certified Vendor to perform all engineering and installation work required in the Collocation Space. In some cases, ITC/\DeltaCom must select separate BellSouth Certified Vendors for transmission equipment, switching equipment and power equipment. BellSouth shall provide ITC/\DeltaCom with a list of Certified Vendors upon request. The Certified Vendor(s) shall be responsible for installing ITC/\DeltaCom's equipment and components, installing co-carrier cross connects, extending power cabling to the BellSouth power distribution frame, performing operational tests after installation is complete, and notifying BellSouth's equipment engineers and ITC/\DeltaCom upon successful completion of installation. The Certified Vendor shall bill ITC/\DeltaCom directly for all work performed for ITC/\DeltaCom pursuant to this Agreement and BellSouth shall have no liability for nor responsibility to pay such charges imposed by the Certified Vendor. BellSouth shall consider certifying ITC/\DeltaCom or any vendor proposed by ITC/\DeltaCom.

         6.6 ALARM AND MONITORING. BellSouth shall place environmental alarms in the Central Office for the protection of BellSouth equipment and facilities. ITC/\DeltaCom shall be responsible for placement, monitoring and removal of environmental and equipment alarms used to service ITC/\DeltaCom's Collocation Space. Upon request, BellSouth will provide ITC/\DeltaCom with applicable tariffed service(s) to facilitate remote monitoring of collocated equipment by ITC/\DeltaCom. Both parties shall use best efforts to notify the other of any verified environmental hazard known to that party. The parties agree to utilize and adhere to the Environmental Hazard Guidelines identified as Exhibit B attached hereto.

         6.7 BASIC TELEPHONE SERVICE. Upon request of ITC/\DeltaCom, BellSouth will provide basic telephone service to the Collocation Space under the rates, terms and conditions of the current tariff offering for the service requested.

         6.8 SPACE PREPARATION FEE IN NORTH CAROLINA. In North Carolina, the Space Preparation Fee is a monthly recurring charge, assessed per arrangement, per location, which is due beginning with the date on which BellSouth releases the Collocation Space for occupancy or on the date ITC/\DeltaCom first occupies the Collocation Space, which include survey, engineering, design and modification costs for network, building and support systems. In the event ITC/\DeltaCom opts for cageless space, the space preparation charge will be assessed based on the total floor space dedicated to ITC/\DeltaCom as described in Section 7.4. The Space Preparation Fee always consists of charges for Central Office Modifications, Power, and Common Systems Modifications. The charge for Common Systems Modification will be on a per square foot basis for cageless and on a per cage basis for caged collocation. The charge for Power will be assessed per the nominal -48V DC ampere requirements specified by ITC/\DeltaCom on the Bona Fide Application.

         6.9 VIRTUAL COLLOCATION TRANSITION. BellSouth offers Virtual Collocation pursuant to the rates, terms and conditions set forth in its F.C.C. Tariff No. 1. For the interconnection to BellSouth's network and access to BellSouth unbundled network elements, ITC/\DeltaCom may purchase 2-wire and 4-wire Cross-Connects as set forth in Exhibit A, and ITC/\DeltaCom may place within its Virtual Collocation arrangements the telecommunications equipment set forth in Section 5.1. In the event physical collocation space was previously denied at a location due to technical reasons or space limitations, and that physical collocation space has subsequently become available, ITC/\DeltaCom may transition its virtual collocation arrangements to physical collocation arrangements and pay the appropriate non-recurring fees for physical collocation and for the rearrangement or reconfiguration of services terminated in the virtual collocation arrangement. In the event that BellSouth knows when additional space for physical collocation may become available at the location requested by ITC/\DeltaCom, such information will be provided to ITC/\DeltaCom in BellSouth's written denial of physical collocation. To the extent that (i) physical collocation space becomes available to ITC/\DeltaCom within 180 days of BellSouth's written denial of ITC/\DeltaCom's request for physical collocation, and (ii) ITC/\DeltaCom was not informed in the written denial that physical collocation space would become available within such 180 days, then ITC/\DeltaCom may transition its virtual collocation arrangement to a physical collocation arrangement and will receive a credit for any nonrecurring charges previously paid for such virtual collocation credit for any ITC/\DeltaCom must arrange with a BellSouth certified vendor for the relocation of equipment from its virtual collocation space to its physical collocation space and will bear the cost of such relocation.

         6.10 CANCELLATION. If, at anytime, ITC/\DeltaCom cancels its order for the Collocation Space(s), ITC/\DeltaCom will reimburse BellSouth for any expenses incurred up to the date that written notice of the cancellation is received. In no event will the level of reimbursement under this paragraph exceed the maximum amount ITC/\DeltaCom would have otherwise paid for work undertaken by BellSouth if no cancellation of the order had occurred.

         6.11 LICENSES. ITC/\DeltaCom, at its own expense, will be solely responsible for obtaining from governmental authorities, and any other appropriate agency, entity, or person, all rights, privileges, and licenses necessary or required to operate as a provider of telecommunications services to the public or to occupy the Collocation Space.

7. RATES AND CHARGES

         7.1 NON-RECURRING FEES. In addition to the Application Fee referenced in Section 6, preceding, ITC/\DeltaCom shall remit payment of a Cable Installation Fee and one-half (1/2) of the estimated Space Preparation Fee, as applicable, coincident with submission of a Bona Fide Firm Order. The outstanding balance of the actual Space Preparation Fee shall be due thirty (30) calendar days following ITC/\DeltaCom's receipt of a bill or invoice from BellSouth. Once the installation of the initial equipment arrangement is complete, a subsequent application fee may apply (as described in Subsection 7.4), when ITC/\DeltaCom requests a modification to the arrangement.

         7.2 DOCUMENTATION. BellSouth shall provide documentation to establish the actual Space Preparation Fee. The Space Preparation Fee will be pro rated as prescribed in Section 6, preceding.

         7.3 CABLE INSTALLATION. Cable Installation Fee(s) are assessed per entrance fiber placed.

         7.4 FLOOR SPACE. The floor space charge includes reasonable charges for lighting, heat, air conditioning, ventilation and other allocated expenses associated with maintenance of the Central Office but does not include amperage necessary to power ITC/\DeltaCom's equipment. When the Collocation Space is enclosed , ITC/\DeltaCom shall pay floor space charges based upon the number of square feet so enclosed. When the Collocation Space is not enclosed, ITC/\DeltaCom shall pay floor space charges based upon the following floor space calculation: [(depth of the equipment lineup in which the rack is placed) + (0.5 x maintenance aisle depth) + (0.5 x wiring aisle depth)] X (width of rack and spacers). For purposes of this calculation, the depth of the equipment lineup shall consider the footprint of equipment racks plus any equipment overhang. BellSouth will assign unenclosed Collocation Space in conventional equipment rack lineups where feasible. In the event ITC/\DeltaCom's collocated equipment requires special cable racking, isolated grounding or other treatment which prevents placement within conventional equipment rack lineups, ITC/\DeltaCom shall be required to request an amount of floor space sufficient to accommodate the total equipment arrangement. Floor space charges are due beginning with the date on which BellSouth releases the Collocation Space for occupancy or on the date ITC/\DeltaCom first occupies the Collocation Space, whichever is sooner.

         7.5 POWER. BellSouth shall supply -48 Volt (-48V) DC power for ITC/\DeltaCom's Collocation Space within the central office premises and shall make available AC power at ITC/\DeltaCom's option for Adjacent Arrangement collocation.

             7.5.1 Charges for -48V DC power will be assessed per ampere per month based upon the certified vendor engineered and installed power feed fused ampere capacity. Rates include redundant feeder fuse positions (A&B) and cable rack to ITC/\DeltaCom's equipment or space enclosure. When obtaining power from a BellSouth Battery Distribution Fuse Bay, fuses and power cables (A&B) must be engineered (sized), furnished and installed by ITC/\DeltaCom's certified vendor. When obtaining power from a BellSouth Power Board, power cables (A&B) must be engineered (sized), furnished and installed by ITC/\DeltaCom's certified power vendor. ITC/\DeltaCom's certified vendor must also provide a copy of the engineering power specification prior to the Commencement Date. In the event BellSouth shall be required to construct additional DC power plant or upgrade the existing DC power plant in a Central Office as a result of ITC/\DeltaCom's request to collocate in that Central Office ("Power Plant Construction"), ITC/\DeltaCom shall pay its pro-rata share of costs associated with the Power Plant Construction. The determination of whether Power Plant Construction is necessary shall be within BellSouth's sole, but reasonable, discretion. BellSouth shall comply with all BellCore (Telcordia) and ANSI Standards regarding power cabling, including BellCore (Telcordia) Network Equipment Building System (NEBS) StandardGR-63-CORE. BellSouth will notify ITC/\DeltaCom of the need for the Power Plant Construction and will estimate the costs associated with the Power Plant Construction if BellSouth were to perform the Power Plant Construction. The costs of power plant construction shall be pro-rated and shared among all who benefit from that construction. ITC/\DeltaCom shall pay BellSouth one-half of its prorata share of the estimated Power Plant Construction costs prior to commencement of the work. ITC/\DeltaCom shall pay BellSouth the balance due (actual cost less one-half of the estimated cost) within thirty (30) days of completion of the Power Plant Construction. ITC/\DeltaCom has the option to perform the Power Plant Construction itself; provided, however, that such work shall be performed by a BellSouth certified contractor and such contractor shall comply with BellSouth's guidelines and specifications. Where the Power Plant Construction results in construction of a new power plant room, upon termination of this Agreement ITC/\DeltaCom shall have the right to remove its equipment from the power plant room, but shall otherwise leave the room intact. Where the Power Plant Construction results in an upgrade to BellSouth's existing power plant, upon termination of thisAttachment, such upgrades shall become the property of BellSouth.

             7.5.2 Charges for AC power will be assessed per breaker ampere per month based upon the certified vendor engineered and installed power feed fused ampere capacity. Rates include the provision of commercial and standby AC power. When obtaining power from a BellSouth Distribution Fuse Bay, Power Board or Service Panel, fuses and power cables must be engineered (sized), furnished and installed by ITC/\DeltaCom's certified vendor. ITC/\DeltaCom's certified vendor must also provide a copy of the engineering power specification prior to the Commencement Date. Charges for AC power shall be assessed pursuant to the rates specified in Exhibit A. AC power voltage and phase ratings shall be determined on a per location basis.

         7.6 SECURITY ESCORT. A security escort will be required as set forth in
Section 5.8. ITC/\DeltaComRates for a security escort are assessed in one-half (1/2) hour increments according to the schedule appended hereto as Exhibit A.

         7.7 RATE "TRUE-UP." The Parties agree that the prices reflected as interim herein shall be "trued-up" (up or down) based on final prices either determined by further agreement or by final order, including any appeals, in a proceeding involving BellSouth before the regulatory authority for the state in which the services are being performed or any other body having jurisdiction over this agreement (hereinafter "Commission"). Under the "true-up" process, the interim price for each service shall be multiplied by the volume of that service purchased to arrive at the total interim amount paid for that service ("Total Interim Price"). The final price for that service shall be multiplied by the volume purchased to arrive at the total final amount due ("Total Final Price"). The Total Interim Price shall be compared with the Total Final Price. If the Total Final Price is more than the Total Interim Price, ITC/\DeltaCom shall pay the difference to BellSouth. If the Total Final Price is less than the Total Interim Price, BellSouth shall pay the difference to ITC/\DeltaCom. Each party shall keep its own records upon which a "true-up" can be based and any final payment from one party to the other shall be in an amount agreed upon by the Parties based on such records. In the event of any disagreement as between the records or the Parties regarding the amount of such "true-up," the Parties agree that the Commission shall be called upon to resolve such differences.

         7.8 OTHER. If no rate is identified in the contract, the rate for the specific service or function will be negotiated by the parties upon request by either party. Payment of all other charges under this Agreement shall be due thirty (30) days after receipt of the bill (payment due date). ITC/\DeltaCom will pay a late payment charge of one and one-half percent (1-1/2%) assessed monthly on any balance which remains unpaid after the payment due date.

8. INSURANCE

         8.1 ITC/\DeltaCom shall, at its sole cost and expense, procure, maintain, and keep in force insurance as specified in this Article VI and underwritten by insurance companies licensed to do business in the states applicable under this Agreement and having a BEST Insurance Rating of B ++ X (B ++ ten).

         8.2 ITC/\DeltaCom shall maintain the following specific coverage:

             8.2.1 Commercial General Liability coverage in the amount of ten million dollars ($10,000,000.00) or a combination of Commercial General Liability and Excess/Umbrella coverage totaling not less than ten million dollars ($10,000,000.00). BellSouth shall be named as an ADDITIONAL INSURED on ALL applicable policies as specified herein.

             8.2.2 Statutory Workers Compensation coverage and Employers Liability coverage in the amount of one hundred thousand dollars ($100,000.00) each accident, one hundred thousand dollars ($100,000.00) each employee by disease, and five hundred thousand dollars ($500,000.00) policy limit by disease.

             8.2.3 ITC/\DeltaCom may elect to purchase business interruption and contingent business interruption insurance, having been advised that BellSouth assumes no liability for loss of profit or revenues should an interruption of service occur.

         8.3 The limits set forth in Subsection 6.2 above may be increased by BellSouth from time to time during the term of this Agreement upon thirty (30) days notice to ITC/\DeltaCom to at least such minimum limits as shall then be customary with respect to comparable occupancy of BellSouth structures.

         8.4 All policies purchased by ITC/\DeltaCom shall be deemed to be primary and not contributing to or in excess of any similar coverage purchased by BellSouth. All insurance must be in effect on or before the date equipment is delivered to BellSouth's Central Office and shall remain in effect for the term of this Agreement or until all ITC/\DeltaCom's property has been removed from BellSouth's Central Office, whichever period is longer. If ITC/\DeltaCom fails to maintain required coverage, BellSouth may pay the premiums thereon and seek reimbursement of same from ITC/\DeltaCom.

         8.5 ITC/\DeltaCom shall annually submit one certificate of insurance covering all central offices and reflecting the coverage required pursuant to this Section. The first such certificate will be required a minimum of ten (10) days prior to the commencement of any work in the first Collocation Space. Failure to meet this requirement may result in construction and equipment installation delays. ITC/\DeltaCom shall arrange for BellSouth to receive thirty
(30) days advance notice of cancellation from ITC/\DeltaCom's insurance company. ITC/\DeltaCom shall forward a certificate of insurance and notice of cancellation to BellSouth at the following address:

             BellSouth Telecommunications, Inc.
             Attn.: Risk Management Coordinator
             600 N. 19th Street, 18B3
             Birmingham, Alabama 35203

         8.6 ITC/\DeltaCom must conform to recommendations made by BellSouth's fire insurance company to the extent BellSouth has agreed to, or shall hereafter agree to, such recommendations.

         8.7 Failure to comply with the provisions of this Section will be deemed a material breach of this Agreement.


9. MECHANICS LIENS

         9.1 If any mechanics lien or other liens shall be filed against property of either party (BellSouth or ITC/\DeltaCom), or any improvement thereon by reason of or arising out of any labor or materials furnished or alleged to have been furnished or to be furnished to or for the other party or by reason of any changes, or additions to said property made at the request or under the direction of the other party, the other party directing or requesting those changes shall, within thirty (30) days after receipt of written notice from the party against whose property said lien has been filed, either pay such lien or cause the same to be bonded off the affected property in the manner provided by law. The party causing said lien to be placed against the property of the other shall also defend, at its sole cost and expense, on behalf of the other, any action, suit or proceeding which may be brought for the enforcement of such liens and shall pay any damage and discharge any judgment entered thereon.

10. INSPECTIONS

         10.1 BellSouth may conduct an inspection of ITC/\DeltaCom's equipment and facilities in the Collocation Space(s) prior to the activation of facilities between ITC/\DeltaCom's equipment and equipment of BellSouth. BellSouth may conduct an inspection if ITC/\DeltaCom adds equipment and may otherwise conduct routine inspections at reasonable intervals mutually agreed upon by the Parties. The Parties agree that three months is a reasonable interval on which to mutually agree upon conducting routine inspections unless BellSouth determines a need outside of the three month interval to conduct an inspection of ITC/\DeltaCom's equipment and facilities. BellSouth shall provide ITC/\DeltaCom with a minimum of forty-eight (48) hours or two (2) business days, whichever is greater, advance notice of all such inspections. All costs of such inspection shall be borne by BellSouth.

11. SECURITY.

         11.1 Only BellSouth employees, BellSouth certified vendors and authorized employees, authorized Guests, pursuant to Section 3.3, preceding, or authorized agents of ITC/\DeltaCom will be permitted in the BellSouth Central Office. ITC/\DeltaCom shall provide its employees and agents with picture identification which must be worn and visible at all times while in the Collocation Space or other areas in or around the Central Office. The photo Identification card shall bear, at a minimum, the employee's name and photo, and the ITC/\DeltaCom name. BellSouth reserves the right to remove from its premises any employee of ITC/\DeltaCom not possessing identification issued by ITC/\DeltaCom. ITC/\DeltaCom shall hold BellSouth harmless for any damages resulting from such removal of its personnel from BellSouth premises. ITC/\DeltaCom shall be solely responsible for ensuring that any Guest of ITC/\DeltaCom is in compliance with all subsections of this Section 11.

             11.1.1 ITC/\DeltaCom will be required, at its own expense, to conduct a statewide investigation of criminal history records for each ITC/\DeltaCom employee being considered for work on the BellSouth Central Office, for the states/counties where the ITC/\DeltaCom employee has worked and lived for the past five years. Such investigation shall cover the period five years prior to the date of investigation. The investigation will be required prior to issuance of an Access Key to gain entry into the BellSouth Central Office(s) and shall be no more than three months old as of the date upon which issuance of an Access Key for such employee is required. Where state law does not permit statewide collection or reporting, an investigation of the applicable counties is acceptable.

             11.1.2 ITC/\DeltaCom will be required to administer to their personnel assigned to the BellSouth Central Office security training either provided by BellSouth, or meeting criteria defined by BellSouth.

             11.1.3 ITC/\DeltaCom shall not assign to the BellSouth Central Office any personnel with records of felony criminal convictions. ITC/\DeltaCom shall not assign to the BellSouth Central Office any personnel with records of misdemeanor convictions (other than traffic offenses) without advising BellSouth of the nature and gravity of the offense(s). BellSouth reserves the right to refuse building access to any ITC/\DeltaCom personnel who have been identified to have misdemeanor criminal convictions. Notwithstanding the foregoing, in the event that ITC/\DeltaCom chooses not to advise BellSouth of the nature and gravity of any misdemeanor conviction, ITC/\DeltaCom may, in the alternative, certify to BellSouth that it shall not assign to the BellSouth Central Office any personnel with records of misdemeanor convictions (other than traffic offenses).

             11.1.4 For each ITC/\DeltaCom employee requiring access to a BellSouth Central Office pursuant to this agreement, ITC/\DeltaCom shall furnish BellSouth, prior to an employee gaining such access, a notarized affidavit certifying that the aforementioned background check and security training were completed. The affidavit will contain a statement certifying no felony convictions were found and certifying that the security training was completed by the employee. If the employee's criminal history includes misdemeanor convictions, ITC/\DeltaCom will disclose the nature of the convictions to BellSouth at that time, or, if ITC/\DeltaCom so chooses in accordance with
Section 11.1.3 above, ITC/\DeltaCom may certify in the aforementioned affidavit that no misdemeanor convictions were found.

             11.1.5 At BellSouth's request, ITC/\DeltaCom shall promptly remove from the BellSouth's premises any employee of ITC/\DeltaCom BellSouth does not wish to grant access to its premises pursuant to any investigation conducted by BellSouth.


         11.2 NOTIFICATION TO BELLSOUTH. BellSouth reserves the right to interview ITC/\DeltaCom's employees, agents or contractors in the event of wrongdoing in or around BellSouths property or involving BellSouth's or another CLEC's property or personnel, provided that BellSouth shall provide 24 hours notice (or such shorter notice as may be agreed by the parties as reasonable under the circumstances) to ITC/\DeltaCom's Security contact of such interview. ITC/\DeltaCom and its contractors shall reasonably cooperate with BellSouth's investigation into allegations of wrongdoing or criminal conduct committed by, witnessed by or involving ITC/\DeltaCom's employees, agents, or contractors. Additionally, BellSouth reserves the right to bill ITC/\DeltaCom for all reasonable costs associated with investigations involving its employees, agents, or contractors if it is established and mutually agreed in good faith that ITC/\DeltaCom's employees, agents, or contractors are responsible for the alleged act. BellSouth shall bill ITC/\DeltaCom for BellSouth property which is stolen or damaged where an investigation determines the culpability of ITC/\DeltaCom employees, agents, or contractors and ITC/\DeltaCom agrees, in good faith, with the results of such investigation. ITC/\DeltaCom shall notify BellSouth in writing immediately in the event that ITC/\DeltaCom discovers one of its employees already working on the BellSouth central office premises is a possible security risk. BellSouth reserves the right to permanently but lawfully remove from its premises any employee of ITC/\DeltaCom identified as posing a security risk to BellSouth or any other CLEC, or having violated BellSouth policies set forth in the BellSouth CLEC Security Training. ITC/\DeltaCom shall hold BellSouth harmless for any damages resulting from such removal of its personnel from BellSouth premises.

         11.3 USE OF BELLSOUTH SUPPLIES BY ITC/\DELTACOM EMPLOYEES. Use of any BellSouth supplies by a ITC/\DeltaCom employee, whether or not used routinely to provide telephone service (e.g. plug-in cards,) will be considered theft and will be handled accordingly. Costs associated with such unauthorized use of BellSouth property may be charged to ITC/\DeltaCom as may be all associated investigative costs. At BellSouth's request, ITC/\DeltaCom shall promptly and permanently remove from BellSouth's Central Office any employee of ITC/\DeltaCom found to be in violation of this rule.

         11.4 USE OF OFFICIAL LINES BY ITC/\DELTACOM EMPLOYEES. Except for local calls necessary in the performance of their work, ITC/\DeltaCom employees shall not use the telephones on BellSouth Central Office. Charges for unauthorized telephone calls made by a

ITC/\DeltaCom's employees may be charged to ITC/\DeltaCom as may be all associated investigative costs. At BellSouth's request, ITC/\DeltaCom shall promptly and permanently remove from BellSouth's premises any employee of ITC/\DeltaCom found to be in violation of this rule.

         11.5 ACCOUNTABILITY. Full compliance with the Security requirements of this section shall in no way limit the accountability of any CLEC for the improper actions of its employees.


12. DESTRUCTION OF COLLOCATION SPACE.

         12.1 In the event a Collocation Space is wholly or partially damaged by fire, windstorm, tornado, flood or by similar causes to such an extent as to be rendered wholly unsuitable for ITC/\DeltaCom's permitted use hereunder, then either party may elect within ten (10) days after such damage, to terminate this Attachment, and if either party shall so elect, by giving the other written notice of termination, both parties shall stand released of and from further liability under the terms hereof. If the Collocation Space shall suffer only minor damage and shall not be rendered wholly unsuitable for ITC/\DeltaCom's permitted use, or is damaged and the option to terminate is not exercised by either party, BellSouth covenants and agrees to proceed promptly without expense to ITC/\DeltaCom, except for improvements not the property of BellSouth, to repair the damage. BellSouth shall have a reasonable time within which to rebuild or make any repairs, and such rebuilding and repairing shall be subject to delays caused by storms, shortages of labor and materials, government regulations, strikes, walkouts, and causes beyond the control of BellSouth, which causes shall not be construed as limiting factors, but as exemplary only. ITC/\DeltaCom may, at its own expense, accelerate the rebuild of its collocated space and equipment provided however that a certified vendor is used and the necessary space preparation has been completed. Rebuild of equipment must be performed by a BellSouth Certified Vendor. If ITC/\DeltaCom's acceleration of the project increases the cost of the project, then those additional charges will be incurred by ITC/\DeltaCom. Where allowed and where practical, ITC/\DeltaCom may erect a temporary facility while BellSouth rebuilds or makes repairs. In all cases where the Collocation Space shall be rebuilt or repaired, ITC/\DeltaCom shall be entitled to an equitable abatement of rent and other charges, depending upon the unsuitability of the Collocation Space for ITC/\DeltaCom's permitted use, until such Collocation Space is fully repaired and restored and ITC/\DeltaCom's equipment installed therein (but in no event later than thirty (30) days after the Collocation Space is fully repaired and restored). Where ITC/\DeltaCom has placed an Adjacent Arrangement pursuant to section 3.4, ITC/\DeltaCom shall have the sole responsibility to repair or replace said Adjacent Arrangement provided herein. Pursuant to this section, BellSouth will restore the associated services to the Adjacent Arrangement.

13. EMINENT DOMAIN

         13.1 If the whole of a Collocation Space shall be taken by any public authority under the power of eminent domain, then this Attachment shall terminate as of the day possession shall be taken by such public authority and rent and other charges for the Collocation Space shall be paid up to that day with proportionate refund by BellSouth of such rent and charges as may have been paid in advance for a period subsequent to the date of the taking. If any part of the Collocation Space shall be taken under eminent domain, BellSouth and ITC/\DeltaCom shall each have the right to terminate this Attachment and declare the same null and void, by written notice of such intention to the other party within ten (10) days after such taking.

14. NONEXCLUSIVITY

         14.1 ITC/\DeltaCom understands that this Agreement is not exclusive and that BellSouth may enter into similar agreements with other parties. Assignment of space pursuant to all such agreements shall be determined by space availability and made on a first come, first served basis.

15. NOTICES

         15.1 Except as otherwise provided herein, any notices or demands that are required by law or under the terms of this Agreement shall be given or made by ITC/\DeltaCom or BellSouth in writing and shall be given by hand delivery, or by certified or registered mail, and addressed to the parties at the addresses set forth in Section 20 of the General Terms and Conditions of this Agreement.

         15.2 Such notices shall be deemed to have been given in the case of certified or registered mail when deposited in the United States mail with postage prepaid.


16. INDEMNITY/LIMITATION OF LIABILITY

         16.1 ITC/\DeltaCom shall be liable for any damage to property, tequipment or facilities or injury to person caused by the activities of ITC/\DeltaCom, its agents or employees pursuant to, or in furtherance of, rights granted under this Agreement. ITC/\DeltaCom shall indemnify and hold BellSouth harmless from and against any judgments, fees, costs or other expenses resulting or claimed to result from such activities by ITC/\DeltaCom, its agents or employees. Likewise, BellSouth shall be liable for any damage to property, equipment or facilities or injury to person caused by the activities of BellSouth, its agents or employees pursuant to, or in furtherance of, providing the Collocation Space(s) under this Agreement. BellSouth shall indemnify and hold ITC/\DeltaCom harmless from and against any judgments, fees, costs or other expenses resulting or claimed to result from such activities by BellSouth, its agents or employees.

                                                                       EXHIBIT A
                                                                     Page 1 of 4

                          SCHEDULE OF RATES AND CHARGES

            EXHIBIT A: BELLSOUTH/ITC/\DELTACOM RATES - NORTH CAROLINA

                              PHYSICAL COLLOCATION

RATES MARKED WITH AN ASTERISK (*) ARE INTERIM AND ARE SUBJECT TO TRUE-UP.
------------------------------------------------------------------------------------------------------------------------------------
  USOC                          RATE ELEMENT DESCRIPTION                  UNIT          RECURRING RATE (RC) NON-RECURRING RATE (NRC)
------------------------------------------------------------------------------------------------------------------------------------
PE1BA                        Application Fee                          Per request                        NA           $3,850.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PE1CA                        Subsequent Application Fee (NOTE 1)      Per request                        NA   $1,600.00 Minimum
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                             Space Preparation Fee

                             Central Office Modification              Per sq. ft.                     $1.57
                             Common Systems Modification - Cageless   Per sq. ft.                     $3.26
                             Common Systems Modification - Caged      Per cage                      $110.79
                             Power                                    Per nominal -48v DC Amp         $5.76
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                             Space Enclosure (NOTE 2)
PE1BW                        Welded Wire-mesh                         Per first 100 sq. ft.         $102.76                  NA
PE1CW                        Welded Wire-mesh                         Per add'l 50 sq. ft.           $10.44                  NA
------------------------------------------------------------------------------------------------------------------------------------
PE1PJ                        Floor Space                              Per sq. ft.                     $3.45                  NA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PE1BD                        Cable Installation                       Per cable                          NA           $2,305.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PE1PM                        Cable Support Structure                  Per entrance cable             $21.33                  NA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                             Power

PE1PL                        -48V DC Power                            Per amp                         $6.65                 ICB
PE1FB                        120V AC Power single phase*              Per breaker amp                 $5.50                 ICB
PE1FD                        240V AC Power single phase*              Per breaker amp                $11.00                 ICB
PE1FE                        120V AC Power three phase*               Per breaker amp                $16.50                 ICB
PE1FG                        277 AC Power three phase*                Per breaker amp                $38.20                 ICB
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                             Cross Connects (NOTE 3)                  Per cross connect                             First/Add'l
PE1P2                        2-wire                                                                   $0.32       $41.78/$39.23
PE1P4                        4-wire                                                                   $0.64       $41.91/$39.25
PE1P1                        DS-1                                                                     $2.34       $71.02/$51.08
PE1P3                        DS-3                                                                    $42.84       $69.84/$49.43
PE1F2                        2-fiber                                                                 $15.99       $67.34/$48.55
PE1F4                        4-fiber                                                                 $28.74       $82.35/$63.56
------------------------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT A
                                                                     Page 2 of 4
------------------------------------------------------------------------------------------------------------------------------------
             NORTH CAROLINA (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 USOC           RATE ELEMENT DESCRIPTION                              UNIT              RECURRING RATE (RC) NON-RECURRING RATE (NRC)

------------------------------------------------------------------------------------------------------------------------------------
              Co-Carrier Cross-Connect (NOTE 4)
PE1ES Fiber   Fiber Cable Support Structure, existing                Per linear ft.                  $0.06               NA
PE1DS Copper  Copper or Coaxial Cable Support Structure, existing    Per linear ft.                  $0.03               NA
(TBD)         Cable Support Structure Construction, new              Per new construction               NA              ICB
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PE1AX         Security Access System Security System*                Per premises                   $52.00
              New Access Card Activation*                            Per card                                        $55.00
PE1AA         Administrative change, existing card*                  Per card                                        $35.00
PE1AR         Replace lost or stolen card                            Per card                                       $250.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PE1SR         Space Availability Report*                             Per premises requested                         $550.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              POT Bay Arrangements                                   Per cross-connect
              Prior to 6/1/99
PE1PE         2-Wire Cross-Connect                                                                   $0.10               NA
PE1PF         4-Wire Cross-Connect                                                                   $0.19               NA
PE1PG         DS1 Cross-Connect                                                                      $0.79               NA
PE1PH         DS3 Cross-Connect                                                                      $4.85               NA
PE1B2         2 Fiber Cross-Connect                                                                 $39.67               NA
PE1B4         4 Fiber Cross-Connect                                                                 $53.49               NA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              Security Escort                                        Per half hr./Add'l half hr.
PE1BT         Basic Time                                                                                NA    $42.92/$25.56
PE1OT         Overtime                                                                                  NA    $54.51/$32.44
PE1PT         Premium Time                                                                              NA    $66.10/$39.32
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AEH           Additional Engineering Fee (NOTE 5)                    Per request, first                         First/Add'l
                                                                     half hr/add'l half hr.                      Basic Time
                                                                                                              $31.00/$22.00
                                                                                                                   Overtime
                                                                                                              $37.00/$26.00
------------------------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT A
                                                                     Page 3 of 4

            EXHIBIT A: BELLSOUTH/ITC/\DELTACOM RATES - NORTH CAROLINA
                        PHYSICAL COLLOCATION (CONTINUED)

NOTE(S):
 N/A refers to rate elements which do not have a negotiated rate.

(1) SUBSEQUENT APPLICATION FEE: BellSouth requires the submission of an Application Fee for modifications to an existing arrangement. However, when the modifications do not require BellSouth to expend capital, BellSouth will assess the Subsequent Application Fee in lieu of the Application Fee. Proposed modifications that could result in assessment of a Subsequent Application Fee would cause BellSouth to analyze the following but are not limited to: floor loading changes, changes to HVAC requirements, power requirement changes which may result in a power plant upgrade, environmental or safety requirements, or equipment relocation. Should the Subsequent Application Fee not be included as part of this Attachment, ITC/\DeltaCom will be assessed the full Application Fee for all subsequent activity for completed arrangements.

(2) SPACE ENCLOSURE FEE: The Space Enclosure Construction Fee is a monthly recurring fee, assessed per enclosure, per location with a one-hundred
     (100) square foot minimum enclosure. It recovers costs associated with providing an optional equipment arrangement enclosure, which include architectural and engineering fees, materials, and installation costs. The cost for additional square feet is applicable only when ordered with the first 100 square feet and must be requested in fifty (50) square foot increments. ITC/\DeltaCom may, at its option, arrange with a BellSouth Certified Contractor to construct the space enclosure in accordance with BellSouth's guidelines and specifications. In this event, the BellSouth Certified Contractor shall directly bill ITC/\DeltaCom for the space enclosure, and this fee shall not be applicable.

(3) CROSS CONNECT: The charges for cross connects are for orders placed electronically. Cross connect elements may also be ordered manually for which there is an additional charge per element.
                                                          FIRST/ADDITIONAL
                  2-wire                                  $46.53/$43.98
                  4-wire                                  $46.64/$43.98
                  DS-1                                    $75.72/$55.78
                  DS-3                                    $74.54/$54.13

(4) CO-CARRIER CROSS-CONNECT. As stated in Section 5 of the Collocation Attachment, ITC/\DeltaCom may connect to other CLECs within the designated Premises in addition to, and not in lieu of, interconnection to BellSouth services and facilities. Where BellSouth must construct a cable rack structure to house the co-Carrier cross-connection, construction charges will be applied on an individual case basis as described in Section 5.6.1 of the Collocation Attachment. BellSouth shall provide an estimate of these charges in the Application Response. Where an existing cable rack structure is in place and has sufficient capacity to accommodate the co-Carrier cross-connection requested, the recurring charges as stated in this Exhibit A shall apply.

                                                                       EXHIBIT A
                                                                     Page 4 of 4

            EXHIBIT A: BELLSOUTH/ITC/\DELTACOM RATES - NORTH CAROLINA
                        PHYSICAL COLLOCATION (CONTINUED)

(5) ADDITIONAL ENGINEERING FEE: BellSouth's additional engineering, and other labor costs associated with handling ITC/\DeltaCom-requested modifications to requests in progress or augmentations for existing arrangements shall be recovered as Additional Engineering charges, under provisions in BellSouth's F.C.C. Number 1 Tariff, Sections 13.1 and 13.2. Should Additional Engineering rates not be included, ITC/\DeltaCom agrees not to make changes to collocation arrangement after a Bona Fide Firm Order is submitted.

                                                                       EXHIBIT B
                                                                     Page 1 of 4
                            ENVIRONMENTAL AND SAFETY
                                   PRINCIPLES

The following principles provide basic guidance on environmental and safety issues when applying for and establishing Physical Collocation arrangements.

1.   GENERAL PRINCIPLES

1.1 COMPLIANCE WITH APPLICABLE LAW. BellSouth and ITC/\DeltaCom agree to comply with applicable federal, state, and local environmental and safety laws and regulations including U.S. Environmental Protection Agency (USEPA) regulations issued under the Clean Air Act (CAA), Clean Water Act (CWA), Resource Conservation and Recovery Act (RCRA), Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), Superfund Amendments and Reauthorization Act (SARA), the Toxic Substances Control Act (TSCA), and OSHA regulations issued under the Occupational Safety and Health Act of 1970, as amended and NFPA and National Electrical Codes (NEC) and the NESC ("Applicable Laws"). Each Party shall notify the other if compliance inspections are conducted by regulatory agencies and/or citations are issued that relate to any aspect of this Attachment.

1.2 NOTICE. BellSouth and ITC/\DeltaCom shall provide notice to the other, including Material Safety Data Sheets (MSDSs), of known and recognized physical hazards or Hazardous Chemicals existing on site or brought on site. Each Party is required to provide specific notice for known potential Imminent Danger conditions. ITC/\DeltaCom should contact 1-800-743-6737 for BellSouth MSDS sheets.

1.3 PRACTICES/PROCEDURES. BellSouth may make available additional environmental control procedures for ITC/\DeltaCom to follow when working at a BellSouth Premises (See Section 2, below). These practices/procedures will represent the regular work practices required to be followed by the employees and contractors of BellSouth for environmental protection. ITC/\DeltaCom will require its contractors, agents and others accessing the BellSouth Premises to comply with these practices. Section 2 lists the Environmental categories where BST practices should be followed by CLEC when operating in the BellSouth Premises.

1.4 ENVIRONMENTAL AND SAFETY INSPECTIONS. BellSouth reserves the right to inspect the ITC/\DeltaCom space with proper notification. BellSouth reserves the right to stop any ITC/\DeltaCom work operation that imposes Imminent Danger to the environment, employees or other persons in the area or Facility.

1.5 HAZARDOUS MATERIALS BROUGHT ON SITE. Any hazardous materials brought into, used, stored or abandoned at the BellSouth Premises by ITC/\DeltaCom are owned by ITC/\DeltaCom. ITC/\DeltaCom will indemnify BellSouth for claims, lawsuits or damages to persons or property caused by these materials. Without prior written

     BellSouth approval, no substantial new safety or environmental hazards can be created by ITC/\DeltaCom or different hazardous materials used by ITC/\DeltaCom at BellSouth Facility. ITC/\DeltaCom must demonstrate adequate emergency response capabilities for its materials used or remaining at the BellSouth Facility.

1.6 SPILLS AND RELEASES. When contamination is discovered at a BellSouth Premises, the Party discovering the condition must notify BellSouth. All Spills or Releases of regulated materials will immediately be reported by ITC/\DeltaCom to BellSouth.

1.7 COORDINATED ENVIRONMENTAL PLANS AND PERMITS. BellSouth and ITC/\DeltaCom will coordinate plans, permits or information required to be submitted to government agencies, such as emergency response plans, spill prevention control and countermeasures (SPCC) plans and community reporting. If fees are associated with filing, BellSouth and ITC/\DeltaCom will develop a cost sharing procedure. If BellSouth's permit or EPA identification number must be used, ITC/\DeltaCom must comply with all of BellSouth's permit conditions and environmental processes, including environmental "best management practices (BMP)" (see Section 2, below) and/or selection of BST disposition vendors and disposal sites.

1.8 ENVIRONMENTAL AND SAFETY INDEMNIFICATION. BellSouth and ITC/\DeltaCom shall indemnify, defend and hold harmless the other Party from and against any claims (including, without limitation, third-party claims for personal injury or death or real or personal property damage), judgments, damages, (including direct and indirect damages, and punitive damages), penalties, fines, forfeitures, costs, liabilities, interest and losses arising in connection with the violation or alleged violation of any Applicable Law or contractual obligation or the presence or alleged presence of contamination arising out of the acts or omissions of the indemnifying Party, its agents, contractors, or employees concerning its operations at the Facility.

2. CATEGORIES FOR CONSIDERATION OF ENVIRONMENTAL ISSUES When performing functions that fall under the following Environmental categories on BellSouth's Premises, ITC/\DeltaCom agrees to comply with the applicable sections of the current issue of BellSouth's Environmental and Safety Methods and Procedures (M&Ps), incorporated herein by this reference. ITC/\DeltaCom further agrees to cooperate with BellSouth to ensure that ITC/\DeltaCom's employees, agents, and/or subcontractors are knowledgeable of and satisfy those provisions of BellSouth's Environmental M&Ps which apply to the specific Environmental function being performed by ITC/\DeltaCom, its employees, agents and/or subcontractors.

     The most current version of reference documentation must be requested from BellSouth.

------------------------------------------------------------------------------------------------------------------------------------
    ENVIRONMENTAL                                  ENVIRONMENTAL                                      ADDRESSED BY THE FOLLOWING
      CATEGORIES                                      ISSUES                                          DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Disposal of hazardous                               Compliance with all applicable and regulations    o   Std T&C 450
material or other regulated material                local, state, & federal laws                      o   Fact Sheet Series 17000
(e.g., batteries, fluorescent                                                                         o   Std T&C 660-3
tubes, solvents & cleaning                          Pollution liability insurance                     o   Approved Environmental
materials)                                                                                                Vendor List (Contact E/S
                                                    EVET approval of contractor                           Management)
------------------------------------------------------------------------------------------------------------------------------------
Emergency response                                  Hazmat/waste release/spill firesafety emergency   o   Fact Sheet Series 1700
                                                                                                      o   Building Emergency
                                                                                                          Operations Plan (EOP)
                                                                                                          (specific to and
                                                                                                          located on Premises)
------------------------------------------------------------------------------------------------------------------------------------
Contract labor/outsourcing for                      Compliance with all applicable local, state,      o   Std T&C 450
services with environmental implications            & federal laws and regulations
to be performed on BellSouth Premises
(e.g., disposition of hazardous material/waste;     Performance of services in accordance with        o   Std T&C 450-B
maintenance of storage                              BST's environmental M&Ps                          o   (Contact E/S for copy of
tanks)                                                                                                    appropriate E/S M&Ps.)
                                                    Insurance                                         o   Std T&C 660
------------------------------------------------------------------------------------------------------------------------------------
Transportation of hazardous material                Compliance with all applicable                    o   Std T&C 450
                                                    local, state, & federal laws and regulations      o   Fact Sheet Series 17000

                                                    Pollution liability insurance                     o   Std T&C 660-3

                                                    EVET approval of contractor                       o   Approved Environmental
                                                                                                          Vendor List (Contact E/S
                                                                                                          Management)
------------------------------------------------------------------------------------------------------------------------------------
Maintenance/operations                              Compliance with all application local,            o   Std T&C 450
work which may produce a waste                      state, & federal laws and regulations

Other maintenance work                              Protection of BST employees and equipment         o   29CFR 1910.147
                                                                                                          (OSHA Standard)
                                                                                                      o   29CFR 1910 Subpart O
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         (OSHA Standard)
------------------------------------------------------------------------------------------------------------------------------------
Janitorial services                                All waste removal and disposal must conform
                                                   to all applicable federal, state                   o  P&SM Manager - Procurement
                                                   and local regulations

                                                   All Hazardous Material and Waste                   o  Fact Sheet Series 17000

                                                   Asbestos notification and protection of            o  GU-BTEN-001BT, Chapter 3
                                                   employees and equipment
                                                                                                      o  BSP 010-170-001BS (Hazcom)
------------------------------------------------------------------------------------------------------------------------------------
Manhole cleaning                                   Compliance with all applicable local,              o  Std T&C 450
                                                   state, & federal laws and regulations              o  Fact Sheet 14050
                                                                                                      o  BSP 620-145-011PR
                                                                                                         Issue A, August 1996

                                                   Pollution liability insurance                      o  Std T&C 660-3

                                                   EVET approval of contractor                        o  Approved Environmental
                                                                                                         Vendor List (Contact E/S
                                                                                                         Management)
------------------------------------------------------------------------------------------------------------------------------------
Removing or disturbing building materials          Asbestos work practices                            o  GU-BTEN-001BT, Chapter 3
that may contain asbestos
------------------------------------------------------------------------------------------------------------------------------------

3. DEFINITIONS

GENERATOR. Under RCRA, the person whose act produces a Hazardous Waste, as defined in 40 CFR 261, or whose act first causes a Hazardous Waste to become subject to regulation. The Generator is legally responsible for the proper management and disposal of Hazardous Wastes in accordance with regulations.

HAZARDOUS CHEMICAL. As defined in the U.S. Occupational Safety and Health (OSHA) hazard communication standard (29 CFR 1910.1200), any chemical which is a health hazard or physical hazard.

HAZARDOUS WASTE. As defined in section 1004 of RCRA.

IMMINENT DANGER. Any conditions or practices at a facility which are such that a danger exists which could reasonably be expected to cause immediate death or serious harm to people or immediate significant damage to the environment or natural resources.

SPILL OR RELEASE. As defined in Section 101 of CERCLA.

4. ACRONYMS

E/S - Environmental/Safety

EVET - Environmental Vendor Evaluation Team

DEC/LDEC - Department Environmental Coordinator/Local Department Environmental Coordinator

GU-BTEN-001BT - BellSouth Environmental Methods and Procedures

NESC - National Electrical Safety Codes

P&SM - Property & Services Management

STD. T&C - Standard Terms & Conditions

                                  ATTACHMENT 5
                    ACCESS TO NUMBERS AND NUMBER PORTABILITY

                                                                    ATTACHMENT 5
                                                                          PAGE 1

                    ACCESS TO NUMBERS AND NUMBER PORTABILITY

1.0      Non-Discriminatory Access to Telephone Numbers

         Nothing in this Agreement shall be construed to limit or otherwise adversely affect in any manner either Party's right to employ, or to request and be assigned, any Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines, as may be amended from time to time, or to establish by Tariff or otherwise, Rate Center and Rating Points corresponding to such NXX Codes. BellSouth will provide number portability to ITC/\DeltaCom and their customers with minimum impairment of functionality, quality, reliability and convenience.

1.1 During the term of this Agreement, the Parties shall contact Lockheed Martin for the assignment of numbering resources. In order to be assigned a Central Office Code, the Parties will be required to complete the Central Office Code (NXX) Assignment Request and Confirmation Form (Code Request Form) in accordance with Industry Numbering Committee's Central Office Code (NXX) Assignment Guidelines (INC 95-0407-008).

1.2 It shall be the responsibility of each Party to program and update its own switches and network systems in accordance with the Local Exchange Routing Guide ("LERG") in order to recognize and route traffic to the other Party's assigned NXX Codes at all times.

2.0      Local Number Portability

2.1 The Parties shall provide Local Number Portability ("LNP") on a reciprocal basis to each other to the extent technically feasible, and in accordance with the applicable rules and regulations as prescribed from time to time by the FCC and/or the Commission.

2.2      Local Number Portability

2.2.1 Deployment of LNP. LNP allows End Users to keep their existing Telephone Line Numbers ("TLNs") when switching LECs. The Parties shall implement and deploy the Location Routing Number ("LRN") solution for permanent LNP in accordance with orders, rulings and policies regarding LNP issued by the North American Numbering Committee ("NANC"), the FCC and applicable state commissions, including without limitation, the FCC prescribed permanent LNP geographic deployment schedules.

2.2.2 Description of LNP. LNP uses the industry standard LRN that assigns a unique 10-digit number to each Wire Center. To support LNP, LRN data is stored, and LNP is provisioned on Advanced Intelligent Network ("AIN") elements that replace the dialed TLN with the LRN so that LNP calls can be routed to the proper Wire Center for connection to the dialed party. To obtain the LRN data and properly provision LNP services, carriers must be connected to independently

                                                                    Attachment 5
                                                                          Page 2

         operated Regional Number Portability Administration Centers ("NPACs") which will manage LNP services and provide LNP call routing data to carriers.

2.2.3 Once LNP is implemented, either Party will withdraw its Interim Number Portability ("INP") offerings, subject to (i) provision of reasonable advance notice to the other Party; and (ii) coordination to allow the seamless and transparent conversion of INP customers to LNP. Once LNP is implemented in an end office pursuant to FCC or state Commission orders, rules or regulations, with advance written notice, either Party must withdraw its INP offerings. The transition from existing INP arrangements to LNP shall occur within 120 days from the date LNP is implemented in the end office serving the telephone number. Neither Party shall charge the other Party for conversion from INP to LNP. The Parties shall comply with any INP/LNP transition processes established by the FCC and State Commissions and appropriate industry number portability work groups.

2.2.4 Notwithstanding the foregoing, the Parties acknowledge that the FCC has determined once LNP has been deployed pursuant to the FCC's orders, rules and regulations, that all local exchange carriers (LECs) have the duty to provide LNP. Therefore, either Party, at any time, may seek appropriate legal or regulatory relief concerning the transition from INP to LNP or other related issues.

2.2.5 CHARGES. The Parties agree to compensate each other for providing LNP in accordance with pertinent rules, orders and charges adopted or approved by the FCC, and effective Tariffs filed in accordance with such FCC requirements. Such charges shall be itemized and clearly designated as "LNP charges."

2.2.6 The Parties will exchange SS7 TCAP messages as required for the implementation of Customer Local Area Signaling Services (CLASS) or other features available.

2.3.     INTERIM NUMBER PORTABILITY

         2.3.1    SERVICE PROVIDER NUMBER PORTABILITY

                  2.3.1.1 DEFINITION. Until an industry-wide permanent solution can be achieved, BellSouth shall provide Service Provider Number Portability ("SPNP"). SPNP is an interim service arrangement whereby an end user who switches subscription of his local exchange service from BellSouth to ITC/\DeltaCom, or vice versa, is permitted to retain the use of his existing assigned telephone number, provided that the end user remains at the same location for his local exchange service. or changes locations and service providers but stays within the same serving wire center of his existing number.

                  2.3.1.2 METHODS OF PROVIDING NUMBER PORTABILITY. SPNP is available through either remote call forwarding or direct inward dialing trunks, at the election of ITC/\DeltaCom. Remote call forwarding (SPNP-RCF) is an existing switch-based

                                                                    Attachment 5
                                                                          Page 3

                  BellSouth service that redirects calls within the telephone network. Direct inward dialing trunks (SPNP-DID) allow calls to be routed over a dedicated facility to the ITC/\DeltaCom switch that serves the subscriber. SS7 Signaling is required for the provision of either of these services.

         2.3.2 SPNP-DID is available from BellSouth on a per DS0, DS1, or DS3 basis. Where SPNP-DID is technically feasible and is provided on a DS1 or a DS3 basis, the applicable channelization rates are those specified in Attachment 11 hereto, incorporated herein by this reference. SPNP is available only for basic local exchange service.

2.4 SPNP is available only where ITC/\DeltaCom or BellSouth is currently providing, or will begin providing concurrent with provision of SPNP, basic local exchange service to the affected end user. SPNP for a particular telephone number is available only from the central office originally providing local exchange service to the end user. SPNP for a particular assigned telephone number will be disconnected when any end user, Commission, BellSouth, or ITC/\DeltaCom initiated activity (e.g., a change in exchange boundaries) would normally result in a telephone number change had the end user retained his initial local exchange service.

         2.4.1 SPNP-RCF, as contemplated by this Agreement, is a telecommunications service whereby a call dialed to an SPNP-RCF equipped telephone number is automatically forwarded to an assigned seven- or ten- digit telephone number within the local calling area as defined in BellSouth's General Subscriber Services Tariff. The forwarded-to number shall be specified by ITC/\DeltaCom or BellSouth, as appropriate. The forwarding company will provide identification of the originating telephone number, via SS7 signaling, to the receiving Party. Identification of the originating telephone number to the SPNP-RCF end user cannot be guaranteed, however. SPNP-RCF provides a single call path for the forwarding of no more than one simultaneous call to the receiving Party's specified forwarded-to number. Additional call paths for the forwarding of multiple simultaneous calls are available on a per path basis at separate rates in addition to the rates for SPNP-RCF.

         2.4.2 SPNP-DID service, as contemplated by this Agreement, provides trunk side access to end office switches for direct inward dialing to the other company's premises equipment from the telecommunications network to lines associated with the other company's switching equipment and must be provided on all trunks in a group arranged for inward service. A SPNP-DID trunk termination charge, provided with SS7 Signaling only, applies for each trunk voice grade equivalent. In addition, direct facilities are required from the end office where a ported number resides to the end office serving the ported end user customer. The rates for a switched local channel and switched dedicated transport apply as contained in Attachment 11 hereto. Transport mileage will be calculated as the airline distance between the end office where the number is ported and the Point of Interface ("POI") using the V&H coordinate method. SPNP-DID must be established with a minimum configuration of two channels and one unassigned telephone number per switch, per arrangement for control purposes. Transport facilities arranged

                                                                    Attachment 5
                                                                          Page 4

                  for SPNP-DID may not be mixed with any other type of trunk group, with no outgoing calls placed over said facilities. SPNP-DID will be provided only where such facilities are available and where the switching equipment of the ordering company is properly equipped. Where SPNP-DID service is required from more than one wire center or from separate trunk groups within the same wire center, such service provided from each wire center or each trunk group within the same wire center shall be considered a separate service. Only customer-dialed sent-paid calls will be completed to the first number of a SPNP-DID number group; however, there are no restrictions on calls completed to other numbers of a SPNP-DID number group. Interface group arrangements provided for terminating the switched transport at the Party's terminal location are as set forth in of BellSouth's Intrastate Access Services Tariff,ss. E6.1.3.A as amended from time to time.

         2.4.3 The calling Party shall be responsible for payment of the applicable charges for sent-paid calls to the SPNP number. For collect, third-Party, or other operator-assisted non-sent paid calls to the ported telephone number, BellSouth or ITC/\DeltaCom shall be responsible for the payment of charges under the same terms and conditions for which the end user would have been liable for those charges. Either company may request that the other block collect and third company non-sent paid calls to the SPNP-assigned telephone number. If a company does not request blocking, the other company will provide itemized local usage data for the billing of non-sent paid calls on the monthly bill of usage charges provided at the individual end user account level. The detail will include itemization of all billable usage. Each company shall have the option of receiving this usage data on a daily basis via a data file transfer arrangement. This arrangement will utilize the existing industry uniform standard, known as EMI standards, for exchange of billing data. Files of usage data will be created daily for the optional service. Usage originated and recorded in the sending BellSouth RAO will be provided in unrated or rated format, depending on processing system. ITC/\DeltaCom usage originated elsewhere and delivered via CMDS to the sending BellSouth RAO shall be provided in rated format.

         2.4.4 Each company shall be responsible for obtaining authorization from the end user for the handling of the disconnection of the end user's service, the provision of new local service and the provision of SPNP services. Each company shall be responsible for coordinating the provision of service with the other to assure that its switch is capable of accepting SPNP ported traffic. Each company shall be responsible for providing equipment and facilities that are compatible with the other's service parameters, interfaces, equipment and facilities and shall be required to provide sufficient terminating facilities and services at the terminating end of an SPNP call to adequately handle all traffic to that location and shall be solely responsible to ensure that its facilities, equipment and services do not interfere with or impair any facility, equipment, or service of the other company or any of its end users. In the event that either company determines in its reasonable judgment that the other company will likely impair or is impairing, or interfering with any equipment, facility or service or any of its end users, that company may either refuse to provide SPNP service or may terminate SPNP service to the other Party after providing appropriate notice.

                                                                    Attachment 5
                                                                          Page 5

         2.4.5 Each company shall be responsible for providing an appropriate intercept announcement service for any telephone numbers subscribed to SPNP services for which it is not presently providing local exchange service or terminating to an end user. Where either company chooses to disconnect or terminate any SPNP service, that company shall be responsible for designating the preferred standard type of announcement to be provided.

         2.4.6 Each company shall be the other company's single point of contact for all repair calls on behalf of each company's end user. Each company reserves the right to contact the other company's customers if deemed necessary for maintenance purposes.

         2.4.7 Neither company shall be responsible for adverse effects on any service, facility or equipment from the use of SPNP services. End-to-end transmission characteristics may vary depending on the distance and routing necessary to complete calls over SPNP facilities and the fact that another carrier is involved in the provisioning of service. Therefore, end-to-end transmission characteristics cannot be specified by either company for such calls. Neither company shall be responsible to the other if any necessary change in protection criteria or in any of the facilities, operation, or procedures of either renders any facilities provided by the other company obsolete or renders necessary modification of the other company's equipment.

         2.4.8 For terminating IXC traffic ported to either Party which requires use of either Party's 's tandem switching, the tandem provider will bill the IXC tandem switching and its portion of the transport, and the other Party will bill the IXC local switching, the carrier common line, the interconnection charge, and its portion of the transport. If the tandem provider is unable to provide the necessary access records to permit the other company to bill the IXC directly for terminating access to ported numbers, then the tandem provider will bill the IXC full terminating switched access charges at the tandem provider's rate, keep the, tandem switching and its portion of transport, and remit the local switching, the interconnection charge, the other Party's portion of transport at the tandem provider's rate, CCL revenues to the other Party. If an intraLATA toll call is delivered, the delivering Party will pay terminating access rates to the other Party. This subsection does not apply in cases where SPNP-DID is utilized for number portability.

         2.4.9 If, through an effective order, the Federal Communications Commission ("FCC") issues regulations pursuant to 47 U.S.C. ss. 251 to require number portability different than that provided pursuant to this section, the Parties will comply with any such order.

         2.4.10  Charges for INP shall be as specified in Attachment 11.

2.5      INP Requirements

         2.5.1 Either Party shall notify the other of any technical or capacity limitations that would prevent use of a requested INP implementation in a particular End Office or Wire Center.

                                                                    Attachment 5
                                                                          Page 6


         2.5.2 Either Party shall pass all Calling Party Number ("CPN") or Automatic Number Identification ("ANI") information to and from the ported number, whenever technically feasible.

         2.5.3 BellSouth and ITC/\DeltaCom shall cooperate in resolving all service calls involving the other Party's service, to avoid unnecessary service outages.

2.6      LNP Cutover Procedures.

         2.6.1 BellSouth will ensure that the disconnect order is completed for all ported numbers once the NPAC notification of ITC/\DeltaCom's Activate Subscription Version has been received by BellSouth. If BellSouth receives such notice by 12:00 noon, it will complete the disconnect the same business day. If BellSouth receives such notice after 12:00 noon, it will complete the disconnect the next business day.

         2.6.2 For an LNP Coordinated Cutover Environment (where the loop is being purchased by ITC/\DeltaCom as an unbundled Network Element at the time of LNP implementation), BellSouth shall use best efforts to update switch translations, where necessary, within fifteen (15) minutes after receiving the activate message from NPAC.

         2.6.3 For an LNP Non-Coordinated Cutover Environment (where the Loop is supplied by ITC/\DeltaCom) BellSouth shall use its best efforts to update switch translationswhere necessary, within fifteen (15) minutes after receiving the activate message from NPAC.

2.7      Number Portability Through NXX Migration

         2.7.1 Where either Party has activated an entire NXX for a single End User, or activated 25% or more of the numbers available in an NXX for a single End User with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such End User chooses to receive service from the other Party, the other Party shall cooperate with the second Party to have the entire NXX reassigned in the Local Exchange Routing Guide ("LERG") (and associated industry databases, routing tables, etc.) to an End Office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movements of NXX's from one switch to another.

                                  ATTACHMENT 6
                            ORDERING AND PROVISIONING

                                                                    Attachment 6


                            ORDERING AND PROVISIONING


1.       ORDERING AND PROVISIONING

1.1 BellSouth shall provide ordering and provisioning services to ITC/\DeltaCom that are equal to the ordering and provisioning services BellSouth provides to itself, any affiliates or subsidiaries or any other CLEC where technically feasible and shall provide reasonable assistance to ITC/\DeltaCom as necessary for ITC/\DeltaCom to understand how to implement and use all of the OSS functions available to it. BellSouth shall provide information, assistance and access to training at rates as may be specified by BellSouth as necessary to provide ITC/\DeltaCom with nondiscriminatory access to BellSouth's OSS. BellSouth shall make available one free seat per year for each OSS system (e.g., LENS, TAG, EDI, and TAFI). Additional training shall be available at rates specified by BellSouth. BellSouth shall provide ITC/\DeltaCom with nondiscriminatory access to its Operations Support Systems ("OSS") as necessary to access pre-ordering information, place orders, and obtain maintenance and repair, of both Resale Services and Unbundled Network Elements ("UNEs"). Detailed guidelines for ordering and pre-ordering are set forth in the Ordering Guide for manual ordering and the Local Exchange Ordering Guide for electronic ordering. Except where otherwise required by Commission order, where practicable, BellSouth will notify ITC/\DeltaCom of changes to ordering and preordering interfaces and business rules via the appropriate BellSouth web site thirty days prior to such changes. Where thirty (30) days advance notice is not practicable, BellSouth will use its best efforts to provide such notification via the appropriate web site within one
         (1) day of BellSouth's decision to implement the changes or as soon as possible. In addition, BellSouth will use its best efforts, through the account team assigned to ITC/\DeltaCom and upon ITC/\DeltaCom's request, to provide such notices via e-mail to the address specified by ITC/\DeltaCom.

1.2 All changes implemented by the Change Control Process ("CCP") shall be followed by the Parties. Upon request of ITC/\DeltaCom for electronic access to the pre-ordering, ordering/provisioning, maintenance/repair and billing functions described herein, BellSouth shall make available to ITC/\DeltaCom the following interfaces, without limitation: (i) for ordering, an electronic interface utilizing the Electronic Data Interchange ("EDI") protocol, consistent with the most recent industry standards for such systems established by the Ordering and Billing Forum ("OBF") and the Alliance for Telecommunications Industry Solutions ("ATIS") as determined by the CCP; (ii) for pre-ordering and ordering, a -human-to-machine interface known as the Local Exchange Navigation System ("LENS"), and the machine-to-machine interface known as Telecommunications Access Gateway ("TAG"); (iii) facsimile-based and e-mail-based interfaces; (iv)

                                                                    Attachment 6


         BellSouth's Trouble Analysis and Facilitation Interface ("TAFI"), T I /M I machine-to-machine interface, and Electronic Communication Trouble Administration ("ECTA") interface for maintenance and repair; or (v) any other mutually agreeable method. Each such interface shall be made available to support the ordering of both Resale services and UNEs (provided that as of the date hereof LENS does not support UNE ordering), and shall be upgraded as necessary to ensure that ITC/\DeltaCom is provided access to OSS functions at parity to that provided by BellSouth to itself, its Affiliates or any other Telecommunications Carrier.

1.3 Access shall be offered immediately for pre-ordering capability integratable with ordering capability, and for associated maintenance/repair and billing functions. Any such interface shall remain consistent with ATIS, Telecommunications Industry Forum ("TIF"), and the most current industry guideline(s) as determined by the EICCP. Notwithstanding the forgoing, in the event that an industry standard interface is developed by the appropriate industry forum , and is generally accepted for implementation by the industry, then upon agreement by the EICCP, BellSouth shall implement such interface and make it available to ITC/\DeltaCom on a timely basis.

1.4 When BellSouth is unable to test and implement OSS interfaces for multiple Telecommunications Carriers simultaneously, BellSouth shall engage in such testing and implementation on a "first come-first served" basis.

1.5 ITC/\DeltaCom may utilize BellSouth electronic interfaces for the purpose of establishing and maintaining Resale services, UNEs, and future uses as they are made available by BellSouth.

1.6 When utilizing such OSS functions, ITC/\DeltaCom shall at all times adhere to all FCC requirements relating to confidentiality of End-Users' Customer Proprietary Network Information ("CPNI") and in accordance with the terms of the Blanket Letter of Authorization provided to BellSouth.

1.7 BellSouth and ITC/\DeltaCom shall jointly establish interface contingency and disaster recovery plans for the pre-order, ordering, provisioning, repair and maintenance of Resale Services and UNEs.

1.8 The electronic interfaces described herein shall be utilized for, but not limited to, transferring and receiving orders, Firm Order Confirmations ("FOCs"), completion notices, other electronic error notices, and service jeopardies.

1.9 industry standards bodies and forums (OBF and ECIC) regularly produce updates and new releases to specifications and documentation related to electronic access to OSS functions. Except as otherwise specified in the Agreement, the Parties agree that systems utilized for access to OSS shall be compliant with the most current policies and/or guidelines of OBF and ECIC, as determined by the CCP.

        1.9.1 Neither Party waives its right to participate in, or advocate any position in connection with deliberations of OBF, ATIS-TIF or other industry standards organizations to establish and conform standards for electronic interfaces for pre-ordering, ordering, provisioning, and maintenance and repoair. ITC/\DeltaCom and BellSouth shall be individually responsible for evaluating the risk of developing their respective systems in advance of standards and shall support their own system modifications as necessary to comply with new requirements.

1.10 In areas where BellSouth does not provide an electronic interface for the pre-order and ordering processes, BellSouth and ITC/\DeltaCom shall develop manual work around processes until such time as the transactions can be electronically transmitted. ITC/\DeltaCom shall transmit preorder and ordering requests to the Local Carrier Service Center ("LCSC")via facsimile where electronic interfaces are not available or are not functioning.

                                                                    Attachment 6


1.11 BellSouth shall provide ITC/\DeltaCom personnel with all relevant manuals or other publications, information concerning ordering codes and field identifiers, and information concerning other business rules or practices necessary to ensure nondiscriminatory access to OSS, including all updates, on a timely basis via an electronic means as mutually agreed by the Parties.

1.12 BellSouth shall deploy the necessary systems and personnel to provide sufficient access to each of the necessary OSS functions.

1.13 BellSouth shall provide ITC/\DeltaCom with the technical specifications necessary to instruct ITC/\DeltaCom on how to modify or design its systems in a manner that shall enable it to communicate with BellSouth's legacy systems and any interfaces utilized by BellSouth for such access.

1.14 BellSouth shall provide ITC/\DeltaCom with all of the information necessary to format and process its electronic requests so that these requests flow through the interfaces, the transmission links, and into the legacy systems as quickly and efficiently as possible.

1.15 BellSouth shall disclose to ITC/\DeltaCom any 'business rules,' including information concerning the ordering codes, that BellSouth uses which ITC/\DeltaCom needs to place orders through the system efficiently via BellSouth's Interconnection Web Site in downloadable common spaced value format. Such ordering codes include universal service ordering codes ("USOCs") and field identifiers ("FIDs") used to identify the different services and features used in offering Telecommunications Services to Customers. Throughout the term of this Agreement, the following information will be available on BellSouth's Web Site:

         1.15.1 USOC Code. Alphanumeric code that is utilized to provision BellSouth products and services;

         1.15.2   USOC Description . English description of each USOC Code;

         1.15.3   State Code. State where the USOC is available;

         1.15.4 Service Type Indicator. Designates whether the USOC is available at the order level;

         1.15.5 Line Indicator. Designates whether the USOC is available at the line level;

         1.15.6 Feature Charge Code. Designates whether the USOC is available at the feature level;

         1.15.7 Resellable Code. Designates whether the USOC is available for resale;

         1.15.8 Bus/Res Indicator. Designates whether the USOC is available for Business or Residential;

         1.15.9 MRC. Designates appropriate Monthly Recurring Charges for the USOC;

         1.15.10  NRC. Designates appropriate Non-Recurring Charges for the
                  USOC;

         1.15.11 FIDs. A list of all valid FIDs (File Identifiers) associated with the USOC; and

                                                                    Attachment 6


1.16 BellSouth shall ensure that its OSS are designed to accommodate both current demand and projected demand of ITC/\DeltaCom and other CLECs in the aggregate for access to OSS functions.

1.17 For those OSS functions, if any, that have no retail analogue, BellSouth shall provide access to ITC/\DeltaCom that offers ITC/\DeltaCom a meaningful opportunity to compete. The specific performance measurements for OSS functions are specified in Attachment 10.

1.18 BellSouth shall provide access to OSS functions necessary to order both individual UNEs and those combinations of Network Elements as set forth in Attachment 2.

1.19 BellSouth OSS functions for ordering and provisioning shall be able to handle reasonable fluctuations in service orders by competing carriers as well as reasonably foreseeable general increases in ordering volumes.

1.20 The Ordering Guide and the Local Exchange Ordering Guide, and associated training and carrier consultation, shall support both Resale services and UNEs.

1.21 BellSouth shall provide ITC/\DeltaCom notification of disconnects, updated and delivered once daily, via an electronic process known as OUTPLOC.

2.0      CHANGE MANAGEMENT

2.1 BellSouth reserves the right to modify or discontinue the use of any OSS interface or version of such interface on the following terms:

         2.1.1 With respect to national standard electronic interfaces, upon the release of a new version of such interfaces, BellSouth shall maintain the current national standard version and the previous national standard version.

         2.1.2 With respect to discontinuation of electronic interfaces, BellSouth shall provide ITC/\DeltaCom with ninety (90) days advance notice of such discontinuation consistent with applicable state and FCC requirements.

         2.1.3 With respect to changes or modifications to electronic interfaces other than as specified in 2.1.1 above, BellSouth shall provide prior notice of such changes and modifications and shall use its best efforts to provide ITC/\DeltaCom with ninety (90) days advance notice of such changes or

                                                                    Attachment 6


         modifications. When necessary, the Parties shall work cooperatively to develop a temporary work around solution and to implement such changes and modifications to the electronic interfaces.

3.0      PRE-ORDERING INTERFACES AND FUNCTIONS

3.1 Definition. Pre-ordering is defined as the exchange of information between ITC/\DeltaCom and BellSouth relating to current or proposed products, services or UNEs utilized by End Users. Pre-ordering includes the activities undertaken by ITC/\DeltaCom to gather and verify information necessary to formulate an accurate order for End Users. As provided hereafter, pre-ordering functions include, without limitation: telephone number selection; street address validation; services and features availability; due date selection; and Customer Service Record ("CSR") information. BellSouth shall provide OSS to ITC/\DeltaCom necessary to access such pre-order functions that is at parity with that provided by BellSouth to itself, its Affiliates, or any other Telecommunications Carrier.

3.2 Interfaces. BellSouth shall make available the following interfaces to ITC/\DeltaCom for access to pre-order functions: LENS and TAG (as provided in Section1.2 above). LENS shall be available for resale services and TAG shall be available in connection with both Resale services and UNEs.

3.3 The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. Each pre-order interface shall be available twenty-four (24) hours a day, seven (7) days a week, less reasonable periods required for regular maintenance and scheduled down-time. BellSouth shall use its best efforts to perform maintenance and schedule down-time during evening hours and on weekends.

3.4 Preordering Functions. Pre-ordering functions for Resale Services and UNEs shall include, but not be limited to:

         3.4.1 Obtain End User information, including, but not limited to, customer name, billing address and residence or business address, billing telephone numbers, billed telephone numbers, features and services available in the End Office where the End User is provisioned and directory listing and delivery information; BellSouth agrees to provide accurate customer service record information that is updated on a daily

                                                                    Attachment 6


                  basis. When a customer selects ITC/\DeltaCom as its primary local carrier, BellSouth will, within 24 hours after the conversion date, update the customer service record.

         3.4.2 Identify prices for all features and services to which the End User subscribes where required by Commission order.

         3.4.3 ITC/\DeltaCom may electronically assign a telephone number to its End User. Telephone numbers may be reserved for up to 30 days via LENS and up to 365 days via TAG.

         3.4.4    Provide service availability dates (i.e., actual due dates); -

         3.4.5 Provide information regarding the dispatch/installation schedule, if applicable;

         3.4.6    Provide PIC options for intraLATA toll and interLATA toll;

         3.4.7    Perform address verification;

         3.4.8 Channel Facility Assignment ("CFA"), Network Channel ("NC"), and Network Channel Interface ("NCI") data.

4.0      ORDERING/PROVISIONING INTERFACES AND FUNCTIONS

4.1 For generation of Resale service orders, ordering flows shall be available via such electronic interfaces for each of the following ordering functions: Conversion ("as is" or "with changes"); Change (features, listings, long distance, etc); New Connect; Disconnect; From and To (change of premises with same service).

         4.1.1 BellSouth shall accept any requests from ITC/\DeltaCom to disconnect the service of an existing ITC/\DeltaCom end user. BellSouth will not require end user confirmation prior to disconnection of the end user's service. If ITC/\DeltaCom rescinds such disconnect order or issues a reconnect order within 24 hours of submission of the disconnect order, BellSouth shall use its best efforts to reconnect service within 24 hours.

                                                                    Attachment 6


4.2 BellSouth shall provide ITC/\DeltaCom with a FOC for each Resale and UNE order. As of the date of this Agreement, the FOC includes purchase order number, telephone number, Local Service Request Number, the due date and Service Order number. Any changes to information included in the FOC shall be as determined by the EICCP.

4.3 BellSouth shall provision Resale Services and UNEs as prescribed in ITC/\DeltaCom's service order requests. Access to status on such electronic orders of Resale services and UNEs shall be provided via the electronic interfaces utilized by ITC/\DeltaCom. Status on manual orders shall be provided as mutually agreed by the Parties.

4.4 Order Status shall allow ITC/\DeltaCom to check service order status, including Due Dates and Customer and Facility Due Date-Jeopardies.

4.5 BellSouth shall provide notice of a lack of facilities availability at parity (in terms of means and timing) to that BellSouth provides to itself, its Affiliates, or any other Telecommunications Carrier.

4.6      GENERAL ORDERING/PROVISIONING REQUIREMENTS

         4.6.1 BellSouth shall provide a single point of contact ("SPOC") for the provisioning of Resale Services (LCSC) and provisioning of UNEs (UNE center) ordered by ITC/\DeltaCom. For services and UNEs available electronically, preordering and ordering shall be available via an electronic interface seven (7) days a week, 24 hours a day less reasonable periods for maintenance and scheduled downtime. During provisioning of services to ITC/\DeltaCom, support personnel will be available until the migration of the end user is complete. Provisioning services (LCSC and UNE Center) shall be provided during the same business hours that BellSouth provisions services to its own end users. All other ITC/\DeltaCom requests for provision and installation services are considered outside of the normal hours of operation and may be performed subject to the application of additional charges.

         4.6.2 BellSouth shall provide access to assistance for technical issues such as connectivity and passwords related to LENS, TAG and TAFI, and to the "EDI Central Group" for technical problems with EDI. Assistance will be available by telephone during normal business hours and through other contacts on nights, weekends and holidays.

                                                                    Attachment 6


         4.6.3    BellSouth shall provide the following to ITC/\DeltaCom:

                  4.6.3.1 Circuit Layout Record Card and Design Layout Records ("DLRs") for designed unbundled Network Elements;

                  4.6.3.2 Upon request of ITC/\DeltaCom, advance information on the details and requirements for planning and implementation of NPA splits.

                  4.6.3.3 BellSouth shall provide MSAG to ITC/\DeltaCom, as a facilities based carrier, and shall provide updates to MSAG on a quarterly basis. MSAG and the updates thereto shall be provided at no charge.

         4.6.4 BellSouth and ITC/\DeltaCom shall work cooperatively to develop methods and procedures between BellSouth's LCSC and ITC/\DeltaCom's corresponding Work Center(s) regarding common systems and work center interfaces.

         4.6.5 BellSouth and ITC/\DeltaCom shall establish mutually acceptable methods andprocedures at no charge to the other for handling all misdirected calls from ITC/\DeltaCom End Users. All misdirected calls to BellSouth from ITC/\DeltaCom End Users shall be given a recording (or a live statement) directing them to call an ITC/\DeltaCom designated 800 number. ITC/\DeltaCom, on a reciprocal basis, shall refer all misdirected calls that ITC/\DeltaCom receives from BellSouth End Users to a BellSouth-designated number.

         4.6.6 BellSouth shall provide order format specifications to ITC/\DeltaCom for all available services, features, and functions and for ancillary data that is necessary to provision these services. Business Rules and EDI Mapping for format and data requirements shall be consistent with industry guidelines and standards.

         4.6.7 The Parties shall provide a generic intercept referral message that includes any new telephone number of an End User for the same period of time that the Party's provide such service to their end users. The intercept message shall be similar in format to the intercept referral

                                                                    Attachment 6


                  message currently provided by BellSouth for its own End Users. Each Party shall provide this referral service at no charge to the other Party.

         4.6.8 BellSouth shall perform all pre-testing necessary to insure the services ordered meet the specifications outlined in the technical service description provided by BellSouth for the service being ordered.

         4.6.9 Any written "leave behind" materials that BellSouth technicians provide to ITC/\DeltaCom End Users shall be non-branded materials that do not identify the work being performed as being by BellSouth. These materials shall include, without limitation, non-branded forms for the Customer and non-branded "not at home" cards.

         4.6.10 If an ITC/\DeltaCom End User requests a change of service at the time of installation, BellSouth technicians shall direct them to contact ITC/\DeltaCom directly and provide a toll-free
                  (8xx) number supplied by ITC/\DeltaCom. When a BellSouth employee visits the premise of an ITC/\DeltaCom End User, the BellSouth employee shall inform the Customer that he or she is there acting on behalf of ITC/\DeltaCom.

         4.6.11 BellSouth shall provide telephone and/or facsimile notification of any charges associated with any construction required for a given service, and obtain ITC/\DeltaCom's approval prior to commencing construction under an ITC/\DeltaCom order for such service or those charges shall be waived.

         4.6.12 Each Party shall train and direct its employees who have contact with End Users of the other Party, including but not limited to those employees involved in the process of provisioning, maintenance or repair, not to disparage the other Party or its services in any way to the other Party's End Users. Nor shall either Party use these calls to End Users as a basis for internal referrals or to solicit customers to market services. Both Parties shall respond with accurate information in answering customer questions.

         4.6.13 When ITC/\DeltaCom places an LSR, ITC/\DeltaCom shall specify a requested Due Date, and BellSouth shall assign a Due Date based on the applicable intervals. In the event ITC/\DeltaCom's requested date is less than the standard interval, ITC/\DeltaCom shall contact BellSouth by telephone and the Parties shall negotiate an expedited Due Date. This situation shall be considered an expedited order. In the event the

                                                                    Attachment 6


                  negotiated Due Date assigned by BellSouth is within the standard interval, the order will not be considered expedited. BellSouth shall not complete the order prior to the Due Date unless authorized by ITC/\DeltaCom. BellSouth shall use its best efforts to notify ITC/\DeltaCom of any known jeopardies prior to the scheduled conversion. BellSouth shall also promptly notify ITC/\DeltaCom of the revised installation Due Date if known at the time of the jeopardy notice. If ITC/\DeltaCom requests that an order be expedited, BellSouth shall notify ITC/\DeltaCom of the status of the order within the expedited interval (i) by the end of the same Business Day when such expedite requests are made prior to noon; or (ii) by noon the following Business Day otherwise.

         4.6.14 ITC/\DeltaCom and BellSouth shall agree to escalation procedures and contacts for resolving issues related to ordering and provisioning procedures or to the processing of individual orders, subject ultimately to the dispute resolution provisions of this Agreement. BellSouth shall use its best efforts to notify ITC/\DeltaCom of any modifications to these contacts within ten business (10) days of any such modifications.

         4.6.15 BellSouth shall transmit to ITC/\DeltaCom a FOC or, in the alternative, notification of the lack of available facilities within time periods specified herein after BellSouth's receipt of a complete and correct LSR from ITC/\DeltaCom, provided, however, that an LSR for complex services requiring a service inquiry shall be deemed received for these purposes only after completion of the service inquiry. The FOC shall contain a due date which shall be established on a nondiscriminatory basis with respect to installation dates for comparable orders at such time. If ITC/\DeltaCom uses EDI, or any other electronic interface for the submission of the LSR, the FOC or notification shall be posted by BellSouth in EDI or in the electronic interface used within 24 hours of receipt of theLSR. If ITC/\DeltaCom does not use an electronic interface, or, an electronic interface is not available for the service or UNE being ordered, BellSouth shall transmit the FOC or notification by facsimile to a toll-free number provided by ITC/\DeltaCom within 48 hours of BellSouth's receipt of theLSR. When ITC/\DeltaCom submits a complete and correct LSR for INP and an associated unbundled Loop simultaneously, BellSouth shall likewise issue a FOC for both the Loop and the INP simultaneously.

                                                                    Attachment 6


         4.6.16 BellSouth shall notify ITC/\DeltaCom via electronic interface, of Rejections/Errors contained in any of the data element(s) fields contained on any ITC/\DeltaCom electronic Service Request. If the electronic interface is unavailable or malfunctioning, BellSouth shall notify ITC/\DeltaCom by telephone, facsimile, or email as mutually agreed to by the Parties, of such Rejections and Errors.

         4.6.17   ITC/\DeltaCom shall specify on each LSR its Desired Due Date
                  (DDD) for completion of that particular order. BellSouth shall not complete the order prior to DDD unless early turn-up is needed for testing purposes. BellSouth shall notify ITC/\DeltaCom if the DDD cannot be met. BellSouth shall exercise best efforts to meet the DDD for Network Element requests.

4.6.18 USE OF FACILITIES. When a customer of ITC/\DeltaCom elects to discontinue service and transfer service to another local exchange carrier, including BellSouth, BellSouth shall have the right to reuse the facilities provided to ITC/\DeltaCom by BellSouth for retail or resale service, unbundled loop and/or unbundled port for that customer. In addition, BellSouth may disconnect and reuse facilities when the facility is in a denied state and BellSouth has received an order to establish new service or transfer of service from a customer or a customer's CLEC at the same address served by the denied facility. In the event of such reuse of facilities, BellSouth and ITC/\DeltaCom shall coordinate such transition to avoid any service outage to the end users.

         4.6.18.1 Upon receipt of a service order, BellSouth will do the following:

                  4.6.18.1.1 Process disconnect and reconnect orders to provision the service which shall be due dated using current interval guidelines.

                  4.6.18.1.2 Reuse the serving facility for the retail, resale service, or unbundled network element at the same location.

                  4.6.18.1.3 Notify ITC/\DeltaCom subsequent to the disconnect order being completed.

         4.6.19 BellSouth shall provision UNEs with the same timeliness that the same or similar facilities are provisioned to BellSouth's Affiliates, or other Persons to whom BellSouth directly provides such facilities.

                                                                    Attachment 6


         4.6.20 When available, BellSouth shall provide ITC/\DeltaCom with the ability to have BellSouth end offices AIN triggers initiated via an electronic service order from ITC/\DeltaCom.

         4.6.21 ITC/\DeltaCom may order from BellSouth multiple individual UNEs on a single order without the need for ITC/\DeltaCom to send an order for each such UNE, if such UNEs are (i) for a single type of service, (ii) for a single location and (iii) for the same account.

         4.6.22 BellSouth shall recognize ITC/\DeltaCom as the Customer of Record for all UNEs ordered by ITC/\DeltaCom and shall send all notices, invoices and pertinent Customer information directly to ITC/\DeltaCom.

         4.6.23 Within two (2) hours of ITC/\DeltaCom's request, BellSouth shall use its best efforts to perform cooperative testing with ITC/\DeltaCom (including trouble shooting to isolate any problems) to test UNEs purchased by ITC/\DeltaCom in order to identify any performance problems.

         4.6.24 Order Flow Through. Order Flow Through is defined as the process whereby ITC/\DeltaCom's orders are transmitted electronically through the gateway and accepted into BellSouth's back office order systems without manual intervention.

         4.6.25 BellSouth will provide ITC/\DeltaCom with one line equipped for Remote Call Forwarding in certain BellSouth switches as set forth in this Section for ITC/\DeltaCom's use solely to conduct verification testing of routing and translations instructions in BellSouth's switches. Such verification is intended to confirm that BellSouth has implemented proper routing and translations instructions in the BellSouth switch so that calls from end users served by such BellSouth switch will be properly routed to NXX codes assigned to ITC/\DeltaCom's switch. The Remote Call Forwarding line will be equipped with one call path. Provision of such lines will generally coincide with ITC/\DeltaCom's installation of new switches where ITC/\DeltaCom assigns new NXX codes to such switches. In such cases, the Remote Call Forwarding lines will be provided to ITC/\DeltaCom in sufficient time for ITC/\DeltaCom to perform its verification testing prior to NXX code activation. Thereafter, ITC/\DeltaCom may use the Remote Call Forwarding lines to perform NXX code verification testing. Remote Call Forwarding lines will also be provided to ITC/\DeltaCom as needed for verification testing relating to

                                                                    Attachment 6


                  existing switches. ITC/\DeltaCom will pay the same non-recurring and recurring rates for these Remote Call Forwarding lines as ITC/\DeltaCom pays for Remote Call Forwarding used in conjunction with Interim Number Portability as set forth in Exhibit A to Attachment 5 of this Agreement.

4.7      UNE CONVERSIONS

         4.7.1 BellSouth agrees to coordinate with ITC/\DeltaCom at least forty-eight hours prior to the due date a scheduled conversion date and time.

         4.7.2 Twenty-four (24) to forty-eight (48) hours in advance of a loop cutover, BellSouth will conduct testing to ensure that dial tone from ITC/\DeltaCom is available for requested loops. If dial tone is not available from ITC/\DeltaCom, BellSouth will so notify ITC/\DeltaCom.

         4.7.3 If ITC/\DeltaCom requests or approves that a BellSouth technician perform services in excess of those necessary for the conversion of "live" Telephone Exchange Services to UNEs, BellSouth may charge ITC/\DeltaCom for any additional reasonable labor charges to perform such services.

         4.7.4 Notwithstanding any other provision hereof, the performance/intervals for installation of unbundled Loops should not exceed the interval for reestablishing service for the customer with BellSouth.

5.0      MAINTENANCE/REPAIR INTERFACES AND FUNCTIONS

5.1 BellSouth shall make available electronic interfaces to ITC/\DeltaCom for maintenance, trouble reporting, and repair, including initiation of trouble tickets, updates/changes, status checking, scheduling maintenance appointments, and cancellation, for both Resale services and UNEs. Ongoing maintenance practices on unbundled loops shall equal the practices employed by BellSouth for facilities used to provide retail services. BellSouth will use its best efforts to ensure that the mean time to repair unbundled loops shall be equivalent to the mean time to repair reported by BellSouth for its retail customers.

5.2 BellSouth's maintenance systems and databases will allow ITC/\DeltaCom maintenance personnel and customer service representatives to perform the following functions for ITC/\DeltaCom Customers: (i) enter a new customer trouble ticket into the BellSouth maintenance system for an ITC/\DeltaCom

                                                                    Attachment 6


         Customer; (ii) retrieve and track current status on all ITC/\DeltaCom Customer repair tickets; (iii) receive "estimated time to repair" ("ETTR") on a real-time basis; (iv) perform where appropriate an electronic test at the time of ticket entry and provide test results to ITC/\DeltaCom; and (v) electronic notification when trouble is cleared.

5.3 If an electronic interface is not available, BellSouth agrees that ITC/\DeltaCom may transmit repair calls to BellSouth's repair bureau and request dispatching a BellSouth technician to an ITC/\DeltaCom customer's premises by telephone. BellSouth agrees to provide the status upon ITC/\DeltaCom's request, in an expedient manner. The speed of answer time for ITC/\DeltaCom shall be equal to that for BellSouth.

5.4 BellSouth shall prioritize ITC/\DeltaCom end users for purposes of repair in the same manner and within the same time frames that BellSouth prioritizes its own end users for repair as described in this Section. In disaster situations, BellSouth follows the FCC's Emergency Preparedness Restoration Guidelines (010-400-002 BT). In non-disaster situations, BellSouth shall expedite, at no additional charge, the repair of ITC/\DeltaCom's UNEs and services where ITC/\DeltaCom reports to BellSouth that the UNE or service serves an emergency facility, an end user requiring access to emergency facilities via telecommunications services or another high priority end user. ITC/\DeltaCom agrees to submit expedite reports pursuant to this Section only in the circumstances described herein, and any such report for prioritization shall be made in good faith. The Parties shall comply with the Disaster Recovery Plan as set forth in Exhibit A of this Attachment.

5.5 BellSouth agrees to advise ITC/\DeltaCom of any central office failure or other major service interruptions that are known at the time of an inquiry or trouble report.

5.6 BellSouth agrees to provide, via electronic interface, an Estimated Time to Repair ("ETTR") on all trouble reports submitted electronically, an appointment time or a commitment time, as appropriate.

5.7 The Parties shall insure that all technicians and representatives are properly trained and that they follow such procedures in all their communications with End Users. At a minimum, the aforementioned procedures shall assume that: (1) BellSouth technicians shall provide repair service that is at least equal in quality to that provided to BellSouth customers or any other entity; (2) maintenance and repair shall take place based on a prioritization schedule devised by mutual agreement of the parties; (3) Customers shall be restored to

                                                                    Attachment 6


         service based on the priority system devised by mutual agreement of the parties on a non-discriminatory basis; and (4) ITC/\DeltaCom may prioritize repair scheduling of its own customers through an escalation procedure.

5.8 The BellSouth repair bureau including the Electronic Interface , shall be on-line and operational twenty-four (24) hours per day, seven (7) days per week except for scheduled electronic interface downtime.

5.9 Service centers shall be established by both Parties to handle service issues, escalations, resolution of billing issues and other administrative problems.

5.10 The Parties agree to adopt a process for the efficient management of misdirected service calls.

5.11 BellSouth shall perform Mechanized Unbundled Loop Tests ("Quick Test") at the request of ITC/\DeltaCom while ITC/\DeltaCom is on line.

5.12 BellSouth shall close all trouble reports with ITC/\DeltaCom, within 24 hours of resolution of the trouble. ITC/\DeltaCom shall close all trouble reports with the End User. BellSouth's outside technicians shall clear troubles to the network interface and provide callback from the fault location to ITC/\DeltaCom.

5.13 BellSouth shall not undertake any work at an End User's request for which ITC/\DeltaCom would be charged without obtaining the prior approval of ITC/\DeltaCom. This includes authorizations by ITC/\DeltaCom if a dispatch is required to the customer premises as well as verification of actual work completed.

5.14 All Auto/Subscriber Line Tests ("ALT/SLT") tests performed on ITC/\DeltaCom customers that result in a failure shall be reported to ITC/\DeltaCom.

5.15 ITC/\DeltaCom shall coordinate dispatches to the customer premise. This includes redispatches for customer not-at-home.

5.16 BellSouth shall respond to ITC/\DeltaCom customer alarms consistent with how and when they respond to alarms for their own customers. BellSouth shall ensure that all applicable alarm systems that support ITC/\DeltaCom customers are operational and the supporting databases are accurate so that equipment that is in alarm will be promptly identified.

                                                                    Attachment 6


5.17 BellSouth will use best efforts to notify ITC/\DeltaCom, of any scheduled maintenance activity performed by BellSouth that may be service affecting to ITC/\DeltaCom local customers (i.e., cable throws, power tests, etc.).

5.18 The Parties agree to establish a special emergency escalation procedure for use in situations involving customer out-of-service situations.

5.19 In facility and power outage situations, BellSouth agrees to provide UNEs leased by ITC/\DeltaCom the same priority for maintenance and restoral as similar elements used by BellSouth for itself or its Affiliates.

5.20 BellSouth shall notify ITC/\DeltaCom at parity with its own retail units in the event any repair person is unable to be present for, or anticipates missing, a scheduled repair opportunity.

                                                                    Attachment 6


                                                                    EXHIBIT A TO
                                                                    ATTACHMENT 6


                                    BELLSOUTH

                           DISASTER RECOVERY PLANNING

                                       FOR

                              --------------------

                                      CLECS

                              --------------------






                                                                  MARCH 20, 2001

                                                                   ATTACHMENT  6


1.0      PURPOSE
In the unlikely event of a disaster occurring that affects BellSouth's long-term ability to deliver traffic to a Competitive Local Exchange Carrier (CLEC), general procedures have been developed to hasten the recovery process. Since each location is different and could be affected by an assortment of potential problems, a detailed recovery plan is impractical. However, in the process of reviewing recovery activities for specific locations, some basic procedures emerge that appear to be common in most cases.

These general procedures should apply to any disaster that affects the delivery of traffic for an extended time period. Each CLEC will be given the same parity consideration during an outage and service will be restored as quickly as possible.

This document will cover the basic recovery procedures that would apply to every CLEC.

2.0      SINGLE POINT OF CONTACT

When a problem is experienced, regardless of the severity, the BellSouth Network Management Center (NMC) will observe traffic anomalies and begin monitoring the situation. Controls will be appropriately applied to insure the sanity of BellSouth's network; and, in the event that a switch or facility node is lost, the NMC will attempt to circumvent the failure using available reroutes.

BellSouth's NMC will remain in control of the restoration efforts until the problem has been identified as being a long-term outage. At that time, the NMC will contact BellSouth's Emergency Control Center (ECC) and relinquish control of the recovery efforts. Even though the ECC may take charge of the situation, the NMC will continue to monitor the circumstances and restore traffic as soon as damaged network elements are revitalized.

         THE TELEPHONE NUMBER FOR THE BELLSOUTH NETWORK MANAGEMENT CENTER IN ATLANTA, AS PUBLISHED IN TELCORDIA'S NATIONAL NETWORK MANAGEMENT DIRECTORY, IS 404-321-2516. THE TELEPHONE NUMBER FOR ITC/\DELTACOM'S SWITCH CONTROL CENTER IS 888-430-2722.


3.0      IDENTIFYING THE PROBLEM

During the early stages of problem detection, the NMC will be able to tell which CLECs are affected by the catastrophe. Further analysis and/or first hand observation will determine if the disaster has affected CLEC equipment only; BellSouth equipment only or a combination. The initial restoration activity will be largely determined by the equipment that is affected.

Once the nature of the disaster is determined and after verifying the cause of the problem, the NMC will initiate reroutes and/or transfers that are jointly agreed upon by the affected CLECs' Network Management Center and the BellSouth NMC. The type and percentage of controls used will depend upon available network capacity. Controls necessary to stabilize the situation will be invoked and the NMC will attempt to re-establish as much traffic as possible.

                                                                   ATTACHMENT  6


For long term outages, recovery efforts will be coordinated by the Emergency Control Center (ECC). Traffic controls will continue to be applied by the NMC until facilities are re-established. As equipment is made available for service, the ECC will instruct the NMC to begin removing the controls and allow traffic to resume.


3.1      SITE CONTROL

In the total loss of building use scenario, what likely exists will be a smoking pile of rubble. This rubble will contain many components which could be dangerous. It could also contain any personnel on the premises at the time of the disaster. For these reasons, the local fire marshal with the assistance of the police will control the site until the building is no longer a threat to surrounding properties and the companies have secured the site from the general public.

During this time, the majority owner of the building should be arranging for a demolition contractor to mobilize to the site with the primary objective of reaching the cable entrance facility for a damage assessment. The results of this assessment would then dictate immediate plans for restoration, both short term and permanent.

In a less catastrophic event, i.e., the building is still standing and the cable entrance facility is usable, the situation is more complex. The site will initially be controlled by local authorities until the threat to adjacent property has diminished. Once the site is returned to the control of the companies, the following events should occur.

An initial assessment of the main building infrastructure systems (mechanical, electrical, fire & life safety, elevators, and others) will establish building needs. Once these needs are determined, the majority owner should lead the building restoration efforts. There may be situations where the site will not be totally restored within the confines of the building. The companies must individually determine their needs and jointly assess the cost of permanent restoration to determine the overall plan of action.

Multiple restoration trailers from each company will result in the need for designated space and installation order. This layout and control is required to maximize the amount of restoration equipment that can be placed at the site, and the priority of placements.

Care must be taken in this planning to insure other restoration efforts have logistical access to the building. Major components of telephone and building equipment will need to be removed and replaced. A priority for this equipment must also be jointly established to facilitate overall site restoration. (Example: If the AC switchgear has sustained damage, this would be of the highest priority in order to regain power, lighting, and HVAC throughout the building.)

If the site will not accommodate the required restoration equipment, the companies would then need to quickly arrange with local authorities for street closures, rights of way or other possible options available.

3.2      ENVIRONMENTAL CONCERNS

In the worse case scenario, many environmental concerns must be addressed. Along with the police and fire marshal, the state environmental protection department will be on site to monitor the situation.

                                                                   ATTACHMENT  6


Items to be concerned with in a large central office building could include:

         1. Emergency engine fuel supply. Damage to the standby equipment and the fuel handling equipment could have created "spill" conditions that have to be handled within state and federal regulations.

         2. Asbestos containing materials that may be spread throughout the wreckage. Asbestos could be in many components of building, electrical, mechanical, outside plant distribution, and telephone systems.

         3. Lead and acid. These materials could be present in potentially large quantities depending upon the extent of damage to the power room.

         4. Mercury and other regulated compounds resident in telephone equipment.

         5. Other compounds produced by the fire or heat.

Once a total loss event occurs at a large site, local authorities will control immediate clean up (water placed on the wreckage by the fire department) and site access.

At some point, the companies will become involved with local authorities in the overall planning associated with site clean up and restoration. Depending on the clean up approach taken, delays in the restoration of several hours to several days may occur.

In a less severe disaster, items listed above are more defined and can be addressed individually depending on the damage.

In each case, the majority owner should coordinate building and environmental restoration as well as maintain proper planning and site control.

4.0      THE EMERGENCY CONTROL CENTER (ECC)

The ECC is located in the Colonnade Building in Birmingham, Alabama. During an emergency, the ECC staff will convene a group of pre-selected experts to inventory the damage and initiate corrective actions. These experts have regional access to BellSouth's personnel and equipment and will assume control of the restoration activity anywhere in the nine state area.

In the past, the ECC has been involve with restoration activities resulting from hurricanes, ice storms and floods. They have demonstrated their capabilities during these calamities as well as during outages caused by human error or equipment failures. This group has an excellent record of restoring service as quickly as possible.

During a major disaster, the ECC may move emergency equipment to the affected location, direct recovery efforts of local personnel and coordinate service restoration activities with the CLECs. The ECC will attempt to

                                                                   ATTACHMENT  6


restore service as quickly as possible using whatever means are available; leaving permanent solutions, such as the replacement of damaged buildings or equipment, for local personnel to administer.

Part of the ECC's responsibility, after temporary equipment is in place, is to support the NMC efforts to return service to the CLECs. Once service has been restored, the ECC will return control of the network to normal operational organizations. Any long-term changes required after service is restored will be made in an orderly fashion and will be conducted as normal activity.

5.0      RECOVERY PROCEDURES

The nature and severity of any disaster will influence the recovery procedures. One crucial factor in determining how BellSouth will proceed with restoration is whether or not BellSouth's equipment is incapacitated. Regardless of who's equipment is out of service, BellSouth will move as quickly as possible to aid with service recovery; however, the approach that will be taken may differ depending upon the location of the problem.

5.1      CLEC OUTAGE

For a problem limited to one CLEC (or a building with multiple CLECs), BellSouth has several options available for restoring service quickly. For those CLECs that have agreements with other CLECs, BellSouth can immediately start directing traffic to a provisional CLEC for completion. This alternative is dependent upon BellSouth having concurrence from the affected CLECs.

Whether or not the affected CLECs have requested a traffic transfer to another CLEC will not impact BellSouth's resolve to re-establish traffic to the original destination as quickly as possible.

5.2      BELLSOUTH OUTAGE

Because BellSouth's equipment has varying degrees of impact on the service provided to the CLECs, restoring service from damaged BellSouth equipment is different. The outage will probably impact a number of Carriers simultaneously. However, the ECC will be able to initiate immediate actions to correct the problem.

A disaster involving any of BellSouth's equipment locations could impact the CLECs, some more than others. A disaster at a Central Office (CO) would only impact the delivery of traffic to and from that one location, but the incident could affect many Carriers. If the Central Office is a Serving Wire Center
(SWC), then traffic from the entire area to those Carriers served from that switch would also be impacted. If the switch functions as an Access Tandem, or there is a tandem in the building, traffic from every CO to every CLEC could be interrupted. A disaster that destroys a facility hub could disrupt various traffic flows, even though the switching equipment may be unaffected.

The NMC would be the first group to observe a problem involving BellSouth's equipment. Shortly after a disaster, the NMC will begin applying controls and finding reroutes for the completion of as much traffic as possible. These reroutes may involve delivering traffic to alternate Carriers upon receiving approval from affected carriers and notification of the CLECs involved. In some cases, changes in translations will be required. If the outage is caused by the destruction of equipment, then the ECC will assume control of the restoration.

                                                                   ATTACHMENT  6


5.2.1    LOSS OF A CENTRAL OFFICE

When BellSouth loses a Central Office, the ECC will

         a) place specialists and emergency equipment on notice;

         b) inventory the damage to determine what equipment and/or functions are lost;

         c) move containerized emergency equipment and facility equipment to the stricken area, if necessary;

         d) begin reconnecting service for Hospitals, Police and other emergency agency customers of CLECs and BellSouth in a nondiscriminatory manner in accordance with NSEP-TSP guidelines; and

         e) begin restoring service to CLECs and other customers.

5.2.2    LOSS OF A CENTRAL OFFICE WITH SERVING WIRE CENTER FUNCTIONS

The loss of a Central Office that also serves as a Serving Wire Center (SWC), will be restored as described in section 5.2.1.


5.2.3    LOSS OF A CENTRAL OFFICE WITH TANDEM FUNCTIONS

When BellSouth loses a Central Office building that serves as an Access Tandem and as a SWC, the ECC will

         a) place specialists and emergency equipment on notice;

         b) inventory the damage to determine what equipment and/or functions are lost;

         c) move containerized emergency equipment and facility equipment to the stricken area, if necessary;

         d) begin reconnecting service for Hospitals, Police and other emergency agency customers of CLECs and BellSouth in a nondiscriminatory manner in accordance with NSEP-TSP guidelines; and

         e) redirect as much traffic as possible to the alternate access tandem (if available) for delivery to those CLECs utilizing a different location as a SWC;

         f) begin aggregating traffic to a location near the damaged building. From this location, begin re-establishing trunk groups to the CLECs for the delivery of traffic normally found on the direct trunk groups. (This aggregation point may be the alternate access tandem location or another CO on a primary facility route.)

         g) begin restoring service to CLECs and other customers.

                                                                   ATTACHMENT  6


5.2.4    LOSS OF A FACILITY HUB

In the event that BellSouth loses a facility hub, the recovery process is much the same as above. Once the NMC has observed the problem and administered the appropriate controls, the ECC will assume authority for the repairs. The recovery effort will include

         a) placing specialists and emergency equipment on notice;

         b) inventorying the damage to determine what equipment and/or functions are lost;

         c) moving containerized emergency equipment to the stricken area, if necessary;

         d) reconnecting service for Hospitals, Police and other emergency agency customers of CLECs and BellSouth in a nondiscriminatory manner in accordance with NSEP-TSP guidelines; and

         e) restoring service to CLECs and other customers. If necessary, BellSouth will aggregate the traffic at another location and build temporary facilities. This alternative would be viable for a location that is destroyed and building repairs are required.

5.3      COMBINED OUTAGE (CLEC AND BELLSOUTH EQUIPMENT)

In some instances, a disaster may impact BellSouth's equipment as well as the CLECs'. This situation will be handled in much the same way as described in section 5.2.3. Since BellSouth and the CLECs will be utilizing temporary equipment, close coordination will be required.

6.0      T1 IDENTIFICATION PROCEDURES

During the restoration of service after a disaster, BellSouth may be forced to aggregate traffic for delivery to an CLEC. During this process, T1 traffic may be consolidated onto DS3s and may become unidentifiable to the Carrier. Because resources will be limited, BellSouth may be forced to "package" this traffic entirely differently then normally received by the CLECs. Therefore, a method for identifying the T1 traffic on the DS3s and providing the information to the Carriers is required.

                                                                   ATTACHMENT  6


7.0      ACRONYMS

CO       -        Central Office (BellSouth)

DS3      -        Facility that carries 28 T1s (672 circuits)

ECC      -        Emergency Control Center (BellSouth)

CLEC     -        Competitive Local Exchange Carrier

NMC      -        Network Management Center

SWC      -        Serving Wire Center (BellSouth switch)

T1       -        Facility that carries 24 circuits

                                  ATTACHMENT 7
                   BILLING AND BILLING ACCURACY CERTIFICATION

                                                                    ATTACHMENT 7
                                                                          PAGE 1

                   BILLING AND BILLING ACCURACY CERTIFICATION

1.   PAYMENT AND BILLING ARRANGEMENTS

1.1 BILLING. Currently, BellSouth provides billing through the Carrier Access Billing System (CABS) and through the Customer Records Information System
     (CRIS) depending on the particular service(s) that ITC/\DeltaCom requests. BellSouth will bill and record in accordance with this agreement those charges ITC/\DeltaCom incurs as a result of ITC/\DeltaCom purchasing from BellSouth Network Elements, Combinations, and Local Services, as set forth in this agreement. BellSouth will format all bills in CBOS Standard or CLUB/EDI format, depending on the type of service ordered. BellSouth's bills to ITC/\DeltaCom for unbundled network elements and resold services purchased by ITC/\DeltaCom shall include the item, quantity and price of such purchased services. For those services where standards have not yet been developed, BellSouth's billing format will change as necessary when standards are finalized by the Ordering and Billing Forum (OBF).

     1.1.1 If ITC/\DeltaCom requests multiple billing media or additional copies of bills BellSouth will provide these at a reasonable cost.

1.2 MASTER ACCOUNT. If ITC/\DeltaCom has not already done so, after receiving certification as a local exchange company from the appropriate regulatory agency, ITC/\DeltaCom will provide the appropriate BellSouth service center the necessary documentation to enable BellSouth to establish a master account for resold services. Such documentation shall include the Application for Master Account, proof of authority to provide telecommunications services, an Operating Company Number ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable. To the extent applicable, BellSouth shall maintain an account under which ITC/\DeltaCom shall bill BellSouth for services provided pursuant to this Agreement.

1.3 PAYMENT RESPONSIBILITY. Payment of all charges will be the responsibility of ITC/\DeltaCom or BellSouth as applicable. ITC/\DeltaCom and BellSouth shall make payment to each other for all services billed. Neither Party shall be responsible for payments not received by the other Party's customers. Neither Party shall become involved in billing disputes that may arise between the other Party and its customers. Payments made by either Party as payment on account shall be credited to an accounts receivable master account and not to an end user's account.

1.4 PAYMENT DUE. The payment shall be due by the next bill date (i.e., same date in the following month as the bill date) ("Payment Due Date") and is

                                                                    ATTACHMENT 7
                                                                          PAGE 2
     payable in immediately available funds. Payment is considered to have been made when received.

     1.4.1 If the payment due date falls on a Sunday or on a Holiday which is observed on a Monday, the payment due date shall be the first non-Holiday day following such Sunday or Holiday. If the payment due date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday day preceding such Saturday or Holiday. If payment is not received by the payment due date, a late payment penalty, as set forth in Section 1.7, below, shall apply.

1.5 TAX EXEMPTION. Upon proof of tax exempt certification, the total amount billed shall not include any taxes due from the end user. The Retail Service provider shall be solely responsible for the computation, tracking, reporting and payment of all federal, state and/or local jurisdiction taxes associated with the services resold to the end user.

1.6 MISCELLANEOUS. As the customer of record for resold services, ITC/\DeltaCom shall be responsible for, and remit to BellSouth, all charges applicable to its resold services for emergency services (E911 and 911) and Telecommunications Relay Service (TRS) as well as any other charges of a similar nature.

1.7 LATE PAYMENT. If any portion of the payment is received by the billing party after the payment due date as set forth preceding, or if any portion of the payment is received in funds that are not immediately available to the billing party, then a late payment penalty shall be due to the billing party. The late payment penalty shall be the portion of the payment not received by the payment due date times a late factor. The late factor shall be as set forth in Section A2 of BellSouth's General Subscriber Service Tariff, Section B2 of BellSouth's Private Line Service Tariff or Section E2 of the Intrastate Access Tariff or the applicable ITC/\DeltaCom tariff as appropriate.

1.8 ACCESS CHARGES FOR RESOLD SERVICES. Any switched access charges associated with interexchange carrier access to the resold local exchange lines will be billed by, and due to, BellSouth. No additional charges are to be assessed to ITC/\DeltaCom.

1.9 END USER COMMON LINE CHARGE FOR RESOLD SERVICES. Pursuant to 47 CFR Section 51.617, BellSouth will bill ITC/\DeltaCom end user common line charges identical to the end user common line charges BellSouth bills its end users.

                                                                    ATTACHMENT 7
                                                                          PAGE 3
1.10 DISCONTINUING SERVICE. The procedures for discontinuing service to ITC/\DeltaCom or BellSouth are as follows:

     1.10.1 Each party reserves the right to suspend or terminate service for nonpayment in accordance with applicable state and federal regulations.

     1.10.2 If payment of account is not received by the bill day in the month after the original bill day, the billing Party may provide written notice to the other Party that additional applications for service will be refused and that any pending orders for service will not be completed if payment is not received by the fifteenth day following the date of the notice. In addition the billing party may, at the same time, give thirty days notice to the person designated by the other party to receive notices of noncompliance, to discontinue the provision of existing services at any time thereafter.

     1.10.3 In the case of such discontinuance, all billed charges, as well as applicable termination charges, shall become due.

     1.10.4 If the billing party does not discontinue the provision of the services involved on the date specified in the thirty days notice and the other Party's noncompliance continues, nothing contained herein shall preclude the billing party's right to discontinue the provision of the services without further notice.

     1.10.5 If payment is not received or satisfactory arrangements made for payment by the date given in the written notification, the billed party's services may be discontinued. Upon discontinuance of service on the billed party's account, service to the billed party's end users will be denied. The billing party will reestablish service at the request of the end user or the other Party upon payment of the appropriate connection fee and subject to the billing party's 's normal application procedures. The billed party is solely responsible for notifying the end user of the proposed service disconnection.

     1.10.6 If within fifteen days after an end user's service has been denied no contact has been made in reference to restoring service, the end user's service shall be disconnected.

1.11 DEPOSIT POLICY. Either Party may be required to provide information regarding credit worthiness. If either Party repeatedly fails to pay undisputed billed charges by the Payment due date or its financial condition deteriorates materially, such party may be required to provide information regarding credit worthiness. Based on the results of the credit

                                                                    ATTACHMENT 7
                                                                          PAGE 4

     analysis, the Party providing services reserves the right to secure the account with a suitable form of security deposit. Such security deposit may take the form of an irrevocable Letter of Credit or in its sole discretion some other form of security acceptable to the Party providing service. Any such security deposit shall in no way release the customer from its obligation to make complete and timely payments of its bill. Such security may be required prior to the inauguration of service. If, in the sole opinion of the Party providing service, circumstances so warrant and/or gross monthly billing has increased beyond the level initially used to determine the level of security, the Party providing service reserves the right to request additional security. Interest on a security deposit shall accrue and be refunded in accordance with the terms in the appropriate tariff of the Party providing service.

2.   BILLING AND BILLING ACCURACY CERTIFICATION

2.1 At the option of ITC/\DeltaCom, BellSouth and ITC/\DeltaCom shall mutually agree upon a billing quality assurance program for all billing elements covered in this Agreement that shall eliminate the need for post-billing reconciliation. Appropriate terms for access to any BellSouth documents, systems, records, and procedures for the recording and billing of charges shall be part of that program.

2.2 As part of the billing quality assurance program, BellSouth and ITC/\DeltaCom will develop standards, measurements, and performance requirements for a local billing measurements process. On a regular basis the billing party will provide the other party with mutually agreed upon performance measurement data that substantiates the accuracy, reliability, and integrity of the billing process for local billing. In return, each party shall pay all bills received from the other party in full by the payment due date.

2.3 Local billing discrepancies will be addressed in an orderly manner via a mutually agreed upon billing exemption process.

     2.3.1 Each party agrees to notify the other Party upon identifying a billing discrepancy. The Parties shall endeavor to resolve any billing discrepancy within sixty (60) calendar days of the notification date. A mutually agreed upon escalation process shall be established for resolving local billing discrepancies as part of the billing quality assurance program.

     2.3.2 Closure of a specific billing period shall occur by joint agreement of the Parties whereby the Parties agree that such billing period is closed to any further analysis and financial transactions except those resulting from regulatory mandates. Closure will take place

                                                                    ATTACHMENT 7
                                                                          PAGE 5

              within a mutually agreed upon time interval from the Bill Date. The month being closed represents those charges that were billed or should have been billed by the designated Bill Date.

3.   BILLING DISPUTES

3.1 Where the parties have not agreed upon a billing quality assurance program, billing disputes shall be handled pursuant to the terms of this section. Provided, that nothing herein shall preclude either party from filing complaints, at any time, in accordance with the dispute resolution provisions included in the General Terms and Conditions to the Agreement.

3.2 Each Party agrees to notify the other Party upon the discovery of a billing dispute. In the event of a billing dispute, the Parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear. Resolution of the dispute is expected to occur at the first level of management resulting in a recommendation for settlement of the dispute and closure of a specific billing period. If the issues are not resolved within the allotted time frame, the following resolution procedure will begin.

3.3 If the dispute is not resolved within sixty (60) days of the Bill Date, the dispute will be escalated to the second level of management for each of the respective Parties for resolution. If the dispute is not resolved within ninety (90) days of the Bill Date, the dispute will be escalated to the third level of management for each of the respective Parties for resolution.

     If the dispute is not resolved within one hundred and twenty (120) days of the Bill Date, the dispute will be escalated to the fourth level of management for each of the respective Parties for resolution.

3.4 If a Party disputes a charge and does not pay such charge by the payment due date, such charges shall be subject to late payment charges as set forth in the Late Payment Charges provision of this Attachment. If a Party disputes charges and the dispute is resolved in favor of such Party, the other Party shall credit the bill of the disputing Party for the amount of the disputed charges along with any late payment charges assessed no later than the second Bill Date after the resolution of the dispute. Accordingly, if a Party disputes charges and the dispute is resolved in favor of the other Party, the disputing Party shall pay the other Party the amount of the disputed charges and any associated late payment charges assessed no later than the second bill payment due date after the resolution of the dispute. In no event, however, shall any late payment charges be assessed on any previously assessed late payment charges.

                                                                    ATTACHMENT 7
                                                                          PAGE 6

4.   RAO HOSTING

4.1 RAO Hosting, Credit Card and Third Number Settlement System (CATS) and Non-Intercompany Settlement System (NICS) services provided to ITC/\DeltaCom by BellSouth will be in accordance with the methods and practices regularly adopted and applied by BellSouth to its own operations during the term of this Agreement, including such revisions as may be made from time to time by BellSouth.

4.2 ITC/\DeltaCom shall furnish all relevant information required by BellSouth for the provision of RAO Hosting, CATS and NICS.

4.3 Applicable compensation amounts will be billed by BellSouth to ITC/\DeltaCom on a monthly basis in arrears. Amounts due from one Party to the other (excluding adjustments) are payable within thirty (30) days of receipt of the billing statement.

4.4 ITC/\DeltaCom must have its own unique RAO code. Requests for establishment of RAO status where BellSouth is the selected CMDS interfacing host, require written notification from ITC/\DeltaCom to the BellSouth RAO Hosting coordinator at least eight (8) weeks prior to the proposed effective date. The proposed effective date will be mutually agreed upon between the Parties with consideration given to time necessary for the completion of required BellCore functions. BellSouth will request the assignment of an RAO code from its connecting contractor on behalf of ITC/\DeltaCom and will coordinate all associated conversion activities.

4.5 BellSouth will receive messages from ITC/\DeltaCom that are to be processed by BellSouth, another LEC or CLEC in the BellSouth region or a LEC outside the BellSouth region.

4.6 BellSouth will perform invoice sequence checking, standard EMI format editing, and balancing of message data with the EMI trailer record counts on all data received from ITC/\DeltaCom.

4.7 All data received from ITC/\DeltaCom that is to be processed or billed by another LEC or CLEC within the BellSouth region will be distributed to that LEC or CLEC in accordance with the agreement(s) which may be in effect between BellSouth and the involved LEC or CLEC.

4.8 All data received from ITC/\DeltaCom that is to be placed on the CMDS network for distribution outside the BellSouth region will be handled in accordance with the agreement(s) which may be in effect between BellSouth and its connecting contractor.

                                                                    ATTACHMENT 7
                                                                          PAGE 7

4.9 BellSouth will receive messages from the CMDS network that are destined to be processed by ITC/\DeltaCom and will forward them to ITC/\DeltaCom on a daily basis.

4.10 Transmission of message data between BellSouth and ITC/\ DeltaCom will be via CONNECT DIRECT.

4.11 All messages and related data exchanged between BellSouth and ITC/\DeltaCom will be formatted in accordance with accepted industry standards for EMI formatted records and packed between appropriate EMI header and trailer records, also in accordance with accepted industry standards.

4.12 ITC/\DeltaCom will ensure that the recorded message detail necessary to recreate files provided to BellSouth will be maintained for back-up purposes for a period of three (3) calendar months beyond the related message dates.

4.13 Should it become necessary for ITC/\DeltaCom to send data to BellSouth more than sixty (60) days past the message date(s), ITC/\DeltaCom will notify BellSouth in advance of the transmission of the data. If there will be impacts outside the BellSouth region, BellSouth will work with its connecting contractor and ITC/\DeltaCom to notify all affected Parties.

4.14 In the event that data to be exchanged between the two Parties should become lost or destroyed, both Parties shall work together to determine the source of the problem. Once the cause of the problem has been jointly determined and the responsible Party (BellSouth or ITC/\DeltaCom) identified and agreed to, the company responsible for creating the data (BellSouth or ITC/\DeltaCom) shall make every effort to have the affected data restored and retransmitted. If the data cannot be retrieved, the responsible Party will be liable to the other Party for any resulting lost revenue. Lost revenue may be a combination of revenues that could not be billed to the end users and associated access revenues. Both Parties will work together to estimate the revenue amount based upon a reasonable estimate of three to twelve months of prior usage. The resulting estimated revenue loss will be paid by the responsible Party to the other Party within three (3) calendar months of the date of problem resolution, or as mutually agreed upon by the Parties. If access usage data is not processed and delivered by either Party in a timely manner such that the other Party is unable to bill the IXC, the responsible Party shall be liable for the amount of lost revenue. The Parties agree that the term "timely manner" as used herein shall be defined in accordance with OBF guidelines. Until such time as OBF addresses this issue, the term "timely manner" shall be reasonably determined on a case by case basis.

                                                                    ATTACHMENT 7
                                                                          PAGE 8

4.15 Should an error be detected by the EMI format edits performed by BellSouth on data received from ITC/\DeltaCom, the entire pack containing the affected data will not be processed by BellSouth. BellSouth will notify ITC/\DeltaCom of the error condition. ITC/\DeltaCom will correct the error(s) and will resend the entire pack to BellSouth for processing. In the event that an out-of-sequence condition occurs on subsequent packs, ITC/\DeltaCom will resend these packs to BellSouth after the pack containing the error has been successfully reprocessed by BellSouth. Both Parties agree to provide the other Party notification of any discovered errors within 7 business days of the discovery.

4.16 In association with message distribution service, BellSouth will provide ITC/\DeltaCom with associated intercompany settlements reports (CATS and NICS) as appropriate.

4.17 Other than as specified in Section 4.14 and 4.15 above, in no case shall either Party be liable to the other for any direct or consequential damages incurred as a result of the obligations set out in this agreement.

4.18 RAO COMPENSATION

     4.18.1 Rates for message distribution service provided by BellSouth for ITC/\DeltaCom are as set forth in Attachment 11 of this Agreement.

     4.18.2 Rates for data transmission associated with message distribution service are as set forth in Attachment 11 of this Agreement.

     4.18.3 Data circuits (private line or dial-up) will be required between BellSouth and ITC/\DeltaCom for the purpose of data transmission. Where a dedicated line is required, ITC/\DeltaCom will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. ITC/\DeltaCom will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to ITC/\DeltaCom. Additionally, all message toll charges associated with the use of the dial circuit by ITC/\DeltaCom will be the responsibility of ITC/\DeltaCom. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the Parties.

                                                                    ATTACHMENT 7
                                                                          PAGE 9

     4.18.4 All equipment, including modems and software, that is required on the ITC/\DeltaCom end for the purpose of data transmission will be the responsibility of ITC/\DeltaCom.

4.19 INTERCOMPANY SETTLEMENTS MESSAGES

     4.19.1 This Section addresses the settlement of revenues associated with traffic originated from or billed by ITC/\DeltaCom as a facilities based provider of local exchange telecommunications services outside the BellSouth region. Only traffic that originates in one company's operating territory and bills in another company's operating territory is included. Traffic that originates and bills within the same company's operating territory will be settled on a local basis between ITC/\DeltaCom and the involved company(ies), unless that company is participating in NICS.

     4.19.2 Both traffic that originates outside the BellSouth region by ITC/\DeltaCom and is billed within the BellSouth region, and traffic that originates within the BellSouth region and is billed outside the BellSouth region by ITC/\DeltaCom, is covered by this Agreement (CATS). Also covered is traffic that either is originated by or billed by ITC/\DeltaCom, involves a company other than ITC/\DeltaCom, qualifies for inclusion in the CATS settlement, and is not originated or billed within the BellSouth region (NICS).

     4.19.3 Revenues associated with calls originated and billed within the BellSouth region will be settled via BellCore's, its successor or assign, NICS system.

     4.19.4 BellSouth shall receive the monthly NICS reports from BellCore, its successor or assign, on behalf of ITC/\DeltaCom. BellSouth will distribute copies of these reports to ITC/\DeltaCom on a monthly basis.

     4.19.5 BellSouth shall receive the monthly Credit Card and Third Number Settlement System (CATS) reports from BellCore, its successor or assign, on behalf of ITC/\DeltaCom. BellSouth will distribute copies of these reports to ITC/\DeltaCom on a monthly basis.

     4.19.6 BellSouth shall collect the revenue earned by ITC/\DeltaCom from the operating company in whose territory the messages are billed
              (CATS), less a per message billing and collection fee of five cents ($0.05), on behalf of ITC/\DeltaCom. BellSouth will remit the revenue billed by ITC/\DeltaCom to the operating company in

                                                                    ATTACHMENT 7
                                                                         PAGE 10

              whose territory the messages originated, less a per message billing and collection fee of five cents ($0.05), on behalf of ITC/\DeltaCom. These two amounts will be netted together by BellSouth and the resulting charge or credit issued to ITC/\DeltaCom via a monthly Carrier Access Billing System (CABS) miscellaneous bill.

     4.19.7 BellSouth shall collect the revenue earned by ITC/\DeltaCom within the BellSouth territory from another CLEC also within the BellSouth territory (NICS) where the messages are billed, less a per message billing and collection fee of five cents ($0.05), on behalf of ITC/\DeltaCom. BellSouth will remit the revenue billed by ITC/\DeltaCom within the BellSouth region to the CLEC also within the BellSouth region, where the messages originated, less a per message billing and collection fee of five cents ($0.05). These two amounts will be netted together by BellSouth and the resulting charge or credit issued to ITC/\DeltaCom via a monthly Carrier Access Billing System (CABS) miscellaneous bill.

              BellSouth and ITC/\DeltaCom agree that monthly netted amounts of less than fifty dollars ($50.00) shall not be settled.

5.   OPTIONAL DAILY USAGE FILE

     5.1 Upon written request from ITC/\DeltaCom, BellSouth shall provide the Optional Daily Usage File (ODUF) service to ITC/\DeltaCom pursuant to the terms and conditions set forth in this section.

     5.2 ITC/\DeltaCom shall furnish all relevant information required by BellSouth for the provision of the Optional Daily Usage File.

     5.3 The Optional Daily Usage Feed will contain billable messages that were carried over the BellSouth Network and processed in the BellSouth Billing System, but billed to an ITC/\DeltaCom customer.

          Charges for delivery of the Optional Daily Usage File will appear on ITC/\DeltaCom's monthly bills. The charges are as set forth in Attachment 11 of this Agreement.

     5.4 The Optional Daily Usage Feed will contain both rated and unrated messages. All messages will be in the standard Alliance for Telecommunications Industry Solutions (ATIS) EMI record format.

     5.5 Messages that error in the billing system of ITC/\DeltaCom will be the responsibility of ITC/\DeltaCom. If, however, ITC/\DeltaCom should encounter significant volumes of errored messages that prevent

                                                                    ATTACHMENT 7
                                                                         PAGE 11

          processing by ITC/\DeltaCom within its systems, BellSouth will work with ITC/\DeltaCom to determine the source of the errors and the appropriate resolution.

     5.6 The following specifications shall apply to the Optional Daily Usage Feed.

          5.6.1 USAGE TO BE TRANSMITTED

               5.6.1.1 The following messages recorded by BellSouth will be transmitted to ITC/\DeltaCom:

               - message recording for per use/per activation type services
                 (examples: Three Way Calling, Verify, Interrupt, Call Return, ETC.)

               - measured billable Local

               - Directory Assistance messages

               - intraLATA Toll

               - WATS & 800 Service

               -N11

               - information service provider messages

               - OPS services messages

               - OPS messages - attempted calls (UNE only)

               - Credit /cancel records

               - Usage for Voice Mail

               5.6.1.2 Rated Incollects (originated in BellSouth and from other companies) can also be on Optional Daily Usage File. Rated Incollects will be intermingled with BellSouth recorded rated and unrated usage. Rated Incollects will not be packed separately.

               5.6.1.3 BellSouth will perform duplicate record checks on records processed to Optional Daily Usage File. Any duplicate messages detected will be deleted and not sent to ITC/\DeltaCom.

                                                                    ATTACHMENT 7
                                                                         PAGE 12

               5.6.1.4 In the event that ITC/\DeltaCom detects a duplicate on
                       Optional Daily Usage File they receive from BellSouth, ITC/\DeltaCom will drop the duplicate message (ITC/\DeltaCom will not return the duplicate to BellSouth).

          5.6.2 PHYSICAL FILE CHARACTERISTICS

               5.6.2.1 The Optional Daily Usage File will be distributed to
                       ITC/\DeltaCom via an agreed medium with CONNECT:Direct being the preferred transport method. The Daily Usage Feed will be a variable block format (2476) with an LRECL of 2472. The data on the Daily Usage Feed will be in a non-compacted EMI format (175 byte format plus modules). It will be created on a daily basis (Monday through Friday except holidays). Details such as dataset name and delivery schedule will be addressed during negotiations of the distribution medium. There will be a maximum of one dataset per workday per OCN.

               5.6.2.2 Data circuits (private line or dial-up) may be required between BellSouth and ITC/\DeltaCom for the purpose of data transmission. Where a dedicated line is required, ITC/\DeltaCom will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. ITC/\DeltaCom will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to ITC/\DeltaCom. Additionally, all message toll charges associated with the use of the dial circuit by ITC/\DeltaCom will be the responsibility of ITC/\DeltaCom. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the parties. All equipment, including modems and software, that is required on the ITC/\DeltaCom end for the purpose of data transmission will be the responsibility of ITC/\DeltaCom.

          5.6.3 PACKING SPECIFICATIONS

               5.6.3.1 A pack will contain a minimum of one message record or a maximum of 99,999 message records plus a pack header

                                                                    ATTACHMENT 7
                                                                         PAGE 13

                    record and a pack trailer record. One transmission can contain a maximum of 99 packs and a minimum of one pack.

               5.6.3.2 The OCN, From RAO, and Invoice Number will control the invoice sequencing. The From RAO will be used to identify to ITC/\DeltaCom which BellSouth RAO that is sending the message. BellSouth and ITC/\DeltaCom will use the invoice sequencing to control data exchange. BellSouth will be notified of sequence failures identified by ITC/\DeltaCom and resend the data as appropriate.

                       The data will be packed using ATIS EMI records.

          5.6.4 PACK REJECTION

               5.6.4.1 ITC/\DeltaCom shall notify BellSouth within one business day of rejected packs (via the mutually agreed medium). Packs could be rejected because of pack sequencing discrepancies or a critical edit failure on the Pack Header or Pack Trailer records (i.e. out-of-balance condition on grand totals, invalid data populated). Standard ATIS EMI Error Codes will be used. ITC/\DeltaCom will not be required to return the actual rejected data to BellSouth. Rejected packs will be corrected and retransmitted to ITC/\DeltaCom by BellSouth.

          5.6.5 CONTROL DATA

               ITC/\DeltaCom will send one confirmation record per pack that is received from BellSouth. This confirmation record will indicate ITC/\DeltaCom received the pack and the acceptance or rejection of the pack. Pack Status Code(s) will be populated using standard ATIS EMI error codes for packs that were rejected by ITC/\DeltaCom for reasons stated in the above section.

          5.6.6 TESTING

               5.6.6.1 Upon request from ITC/\DeltaCom BellSouth shall send test files to ITC/\DeltaCom for the Optional Daily Usage File. The parties agree to review and discuss the file's content and/or format. For testing of usage results, BellSouth shall request that ITC/\DeltaCom set up a production (LIVE) file. The live test may consist of ITC/\DeltaCom's employees making test calls for the types of services ITC/\DeltaCom requests on the Optional Daily Usage File. These test calls

                                                                    Attachment 7
                                                                         Page 14

                       are logged by ITC/\DeltaCom, and the logs are provided to BellSouth. These logs will be used to verify the files. Testing will be completed within 30 calendar days from the date on which the initial test file was sent.

6.   ACCESS DAILY USAGE FILE

         6.1.  SCOPE OF AGREEMENT

               6.1.1 This agreement shall apply to the service of the Access Daily Usage File (ADUF) as provided by BellSouth to ITC/\DeltaCom upon written request from ITC/\DeltaCom. The specifications, terms and conditions for the provisions of this service are outlined in Exhibit A of this Agreement.

         6.2.  DEFINITIONS

               6.2.1 COMPENSATION is the amount of money due from ITC/\DeltaCom to BellSouth for services provided under this Agreement.

               6.2.2 ACCESS DAILY USAGE FILE (ADUF) is the compilation of interstate access messages associated with an unbundled port in standard Exchange Message Interface (EMI) format exchanged from BellSouth to ITC/\DeltaCom.

               6.2.3 EXCHANGE MESSAGE INTERFACE is the nationally administered standard format for the exchange of data within the telecommunications industry.

               6.2.4 MESSAGE DISTRIBUTION is routing determination and subsequent delivery of message data from one company to another.

          6.3. RESPONSIBILITIES OF THE PARTIES

               6.3.1 ADUF service provided to ITC/\DeltaCom by BellSouth will be in accordance with the methods and practices regularly adopted and applied by BellSouth to its own operations during the term of this agreement, including such revisions as may be made from time to time by BellSouth.

               6.3.2 ITC/\DeltaCom shall furnish in a timely manner all relevant information required by BellSouth for the provision of the ADUF.

         6.4.  COMPENSATION ARRANGEMENTS

                                                                    ATTACHMENT 7
                                                                         PAGE 15


               6.4.1 Applicable compensation amounts will be billed by BellSouth to ITC/\DeltaCom on a monthly basis in arrears. Amounts due from ITC/\DeltaCom to BellSouth (excluding adjustments) are payable within 30 days of the date of the billing statement. Rates for ADUF are as set forth in Exhibit A.

          6.5. ASSOCIATED EXHIBIT

               6.5.1 Listed below is the exhibit associated with this Agreement, incorporated herein by this reference.

               Exhibit A         Access Daily Usage File (ADUF)

               6.5.2 From time to time by written agreement of the parties, new exhibits may be substituted for the attached Exhibit A, superseding and canceling the Exhibit(s) then in effect.

                                                                    ATTACHMENT 7
                                                                         PAGE 16



                        EXHIBIT A ACCESS DAILY USAGE FILE

1.   SCOPE OF EXHIBIT

     1.1 Upon request from ITC/\DeltaCom, BellSouth will provide the Access Daily Usage File service to ITC/\DeltaCom pursuant to the rates, terms and conditions set forth in this exhibit.

2.   GENERAL INFORMATION

     2.1 ITC/\DeltaCom shall furnish the following information required by BellSouth for the provision of the Access Daily Usage File: (1) ITC/\DeltaCom's preference for either transmitted files or magnetic tapes, (2) ITC/\DeltaCom's transmission sites, (3) the data set names to be used, (4) the software to be executed on receipt of the files, and (5) other LAN-to-LAN connectivity information.

     2.2 The Access Daily Usage File will contain access records associated with an unbundled port that ITC/\DeltaCom has purchased from BellSouth. Charges for the Access Daily Usage File will be as follows:

          - $0.004 per message - Message Distribution

          - $0.001 per message - Data Transmission (CONNECT:Direct)

          - $54.95 per magnetic tape

          Charges for delivery of the Access Daily Usage Feed will appear on ITC/\DeltaCom's monthly bills.

     2.3 All messages provided with the Access Daily Usage File will be in the standard Bellcore EMI record format.

     2.4 Messages that error in the billing system of ITC/\DeltaCom will be the responsibility of ITC/\DeltaCom. If, however, ITC/\DeltaCom should encounter significant volumes of errored messages that prevent processing by ITC/\DeltaCom within its systems, BellSouth will work with ITC/\DeltaCom to determine the source of the errors and the appropriate resolution.

3.   USAGE TO BE TRANSMITTED

     3.1 The following messages recorded by BellSouth will be transmitted to ITC/\DeltaCom:

          - Interstate access records associated with an unbundled port

                                                                    ATTACHMENT 7
                                                                         PAGE 17

          - Intrastate access records associated with an unbundled port

          - Undetermined jurisdiction access records associated with an unbundled port

     3.2 When ITC/\DeltaCom purchases Network Element ports from BellSouth and calls are made using these ports, BellSouth will handle the calls as follows:

          Originating from Network Element and carried by Interexchange Carrier:

               BellSouth will bill network element to CLEC and send access record to the CLEC via ADUF

          Originating from network element and carried by BellSouth (ITC/\DeltaCom is BellSouth's toll customer):

               BellSouth will bill resale toll rates to ITC/\DeltaCom and send toll record for the end user toll billing purposes via ODUF (Optional Daily Usage File). Access record will be sent to ITC/\DeltaCom via ADUF.

          Terminating on network element and carried by Interexchange Carrier:

               BellSouth will bill network element to ITC/\DeltaCom and send access record to ITC/\DeltaCom.

          Terminating on network element and carried by BellSouth:

          BellSouth will bill network element to ITC/\DeltaCom and send access record to ITC/\DeltaCom.

     3.3 BellSouth will perform duplicate record checks on records processed to the Access Daily Usage File. Any duplicate messages detected will be dropped and not sent to ITC/\DeltaCom.

     3.4 In the event that ITC/\DeltaCom detects a duplicate on the Access Daily Usage File they receive from BellSouth, ITC/\DeltaCom will drop the duplicate message (ITC/\DeltaCom shall not return the duplicate to BellSouth).

                                                                    ATTACHMENT 7
                                                                         PAGE 18

4.   FILE CHARACTERISTICS AND TRANSMISSION METHOD

     4.1 The Access Daily Usage Feed will be distributed to ITC/\DeltaCom via an agreed upon medium with CONNECT:Direct being the preferred transport method. The Access Daily Usage Feed will be a fixed block format (2476) with an LRECL of 2472. The data on the Access Daily Usage Feed will be in a non-compacted EMI format (210 byte format plus modules). It will be created on a daily basis (Monday through Friday except holidays). Details such as dataset name and delivery schedule will be addressed during negotiations of the distribution medium. There will be one dataset per workday per OCN.

     4.2 Data circuits (private line or dial-up) may be required between BellSouth and ITC/\DeltaCom for the purpose of data transmission. Where a dedicated line is required, ITC/\DeltaCom will be responsible for ordering the circuit, overseeing its installation and coordinating the installation with BellSouth. ITC/\DeltaCom will also be responsible for any charges associated with this line. Equipment required on the BellSouth end to attach the line to the mainframe computer and to transmit successfully ongoing will be negotiated on a case by case basis. Where a dial-up facility is required, dial circuits will be installed in the BellSouth data center by BellSouth and the associated charges assessed to ITC/\DeltaCom. Additionally, all message toll charges associated with the use of the dial circuit by ITC/\DeltaCom will be the responsibility of ITC/\DeltaCom. Associated equipment on the BellSouth end, including a modem, will be negotiated on a case by case basis between the parties. All equipment, including modems and software, that is required on ITC/\DeltaCom's end for the purpose of data transmission will be the responsibility of ITC/\DeltaCom.

5.   PACKING SPECIFICATIONS

     5.1 A pack will contain a minimum of one message record or a maximum of 99,999 message records plus a pack header record and a pack trailer record. One transmission can contain a maximum of 99 packs and a minimum of one pack.


     5.2 The OCN, From RAO, and Invoice Number will control the invoice sequencing. The From RAO will be used to identify to ITC/\DeltaCom which BellSouth RAO that is sending the message. BellSouth and ITC/\DeltaCom will use the invoice sequencing to control data exchange. BellSouth will be notified of sequence failures identified by ITC/\DeltaCom and resend the data as appropriate.

          The data will be packed using EMI records.

                                                                    ATTACHMENT 7
                                                                         PAGE 19

6.   PACK REJECTION

     6.1 ITC/\DeltaCom will notify BellSouth within one business day of rejected packs (via the mutually agreed medium). Packs could be rejected because of pack sequencing discrepancies or a critical edit failure on the Pack Header or Pack Trailer records (i.e. out-of-balance condition on grand totals, invalid data populated). ITC/\DeltaCom will not be required to return the actual rejected data to BellSouth. Rejected packs will be corrected and/or retransmitted to ITC/\DeltaCom by BellSouth.

7.       CONTROL DATA

     7.1 ITC/\DeltaCom will send one confirmation record per pack that is received from BellSouth. This confirmation record will indicate ITC/\DeltaCom received the pack and the acceptance or rejection of the pack. Pack status Code(s) will be populated using standard Bellcore EMI codes for packs that were rejected by ITC/\DeltaCom for reasons stated in the above section.

8.       TESTING

     8.1 Upon request from ITC/\DeltaCom, BellSouth shall send test file(s) to ITC/\DeltaCom for the Access Daily Usage File. The parties agree to review and discuss the file's content or format.

                                 Attachment 8
                          Rights-of-Way, Conduits and
                               Pole Attachments

                                 Attachment 8

                         Rights-of-Way, Conduits and
                               Pole Attachments


        BellSouth agrees to provide ITC/\DeltaCom, pursuant to 47 U.S.C.
        (S)224, as amended by the Act, nondiscriminatory access to any pole, duct, conduit, or right-of-way owned or controlled by BellSouth pursuant to terms and conditions that are subsequently negotiated with BellSouth's Competitive Structure Provisioning Center.

                                  ATTACHMENT 9
                               BONA FIDE REQUEST/
                                  NEW BUSINESS
                                REQUEST PROCESS

                                                                    ATTACHMENT 9
                                                                          PAGE 1

                 BONA FIDE REQUEST/NEW BUSINESS REQUEST PROCESS

1.0 The Parties agree that ITC/\DeltaCom is entitled to order any network element, interconnection option, service option or other Resale service required to be made available by the Telecommunications Act of 1996, FCC requirements or State Commission requirements. Procedures applicable to requesting the addition of such facilities or service options are specified in this Attachment 9 and referenced in Section 5 of the General Terms and Conditions.

2.0 Bona Fide Requests ("BFR") are to be used when ITC/\DeltaCom makes a request of BellSouth to provide a new or modified network element, interconnection option, or other service option pursuant to the Act; or to provide a new or custom capability or function to meet ITC/\DeltaCom's business needs; that were not previously included in the Agreement. The BFR process is intended to facilitate the two way exchange of information between the requesting Party and BellSouth, necessary for accurate processing of requests in a consistent and timely fashion.

3.0 A Bona Fide Request shall be submitted in writing by ITC/\DeltaCom and shall specifically identify the required service date, technical requirements, space requirements and/or such specifications that clearly define the request such that BellSouth has sufficient information to analyze and prepare a response. Such a request also shall include a ITC/\DeltaCom's designation of the request as being (i) pursuant to the Telecommunications Act of 1996 or (ii) pursuant to the needs of the business. The request shall be sent to ITC/\DeltaCom's Account Executive.

4.0 ITC/\DeltaCom may cancel a BFR at any time. If ITC/\DeltaCom cancels the request more than thirty (30) business days after submitting it, ITC/\DeltaCom shall pay BellSouth's reasonable and demonstrable costs of processing and/or implementing the BFR up to the date of cancellation. If ITC/\DeltaCom does not cancel a BFR, ITC/\DeltaCom shall pay BellSouth's reasonable and demonstrable costs of processing and implementing the request.

5.0 Within twenty (20) Business Days of its receipt of a BFR from ITC/\DeltaCom, BellSouth shall respond via email or overnight delivery to ITC/\DeltaCom by providing a preliminary analysis of such Interconnection, Network Element, or requested level of quality thereof that is the subject of the BFR. The preliminary analysis shall confirm that BellSouth will either offer access to the Interconnection, Network Element, or requested level of quality or provide an explanation of why it is not technically feasible and/or why the request does not qualify as an Interconnection, Network Element, or requested level of quality that is required to be provided under the Act. If BellSouth determines that the Interconnection, Network Element, or requested level of quality that is

                                                                    ATTACHMENT 9
                                                                          PAGE 2


         the subject of the BFR is technically feasible, BellSouth shall provide to ITC/\DeltaCom a high level cost estimate and detailed development price quote.

6.0 Within twenty (20) business days after receipt and acceptance of preliminary business analysis, BellSouth shall propose a firm price and a detailed implementation plan via email or overnight delivery.

7.0 Within twenty (20) business days after its receipt of the BFR price quote and implementation plan from BellSouth, ITC/\DeltaCom must either confirm its order for such Interconnection or Network Element or, if it believes such quote is not consistent with the requirements of the Communications Act, may seek Commission arbitration of its request or file a complaint with the FCC, as appropriate. Any such arbitration applicable to Network Elements and/or Interconnection shall be conducted in accordance with standards prescribed in Section 252 of the Act.

8.0 All prices shall be consistent with the pricing principles of the Act, the FCC and the Supreme Court's ruling of January 25, 1999 upholding the FCC pricing rules.

9.0 If either Party to a BFR believes that the other Party is not requesting, negotiating or processing the Bona Fide Request in good faith, or disputes a determination, or price or cost quote, such Party may seek state Commission or FCC resolution of the dispute as appropriate.

10. Upon agreement to the terms of a BFR, an amendment to the Agreement may be required. Pursuant to Sections 5.3 and 16 of the General Terms and Conditions, ITC/\DeltaCom may adopt through another Company's Agreement any BFR provided to any other carrier.

                                                                   Attachment 10
                                                                          Page 1

                                  ATTACHMENT 10

                            PERFORMANCE MEASUREMENTS

                                                                   Attachment 10
                                                                          Page 2
                                TABLE OF CONTENTS

SERVICE PERFORMANCE MEASUREMENTS AND ENFORCEMENT MECHANISMS....................3

1.   SCOPE.....................................................................3

2.   REPORTING.................................................................3

3.   MODIFICATIONS TO MEASUREMENTS.............................................3

4.   ENFORCEMENT MECHANISMS....................................................4

EXHIBIT A.....................................................................10

EXHIBIT B.....................................................................78

EXHIBIT C.....................................................................84

EXHIBIT D....................................................................100

EXHIBIT E....................................................................106

                                                                   Attachment 10
                                                                          Page 3

           SERVICE PERFORMANCE MEASUREMENTS AND ENFORCEMENT MECHANISMS

1        SCOPE

         This Attachment includes Enforcement Measurements with corresponding Enforcement Mechanisms applicable to this Agreement.

2.       REPORTING

2.1 In providing services pursuant to this Agreement, BellSouth will report its performance to ITC/\DeltaCom in accordance with BellSouth's Service Quality Measurements, which are contained in this Attachment as Exhibit A and in accordance with BellSouth's Enforcement Measurements, which are contained in this Attachment as Exhibit B.

2.2 BellSouth will make performance reports available to ITC/\DeltaCom on a monthly basis. The reports will contain information collected in each performance category and will be available to ITC/\DeltaCom through some electronic medium to be determined by BellSouth. BellSouth will also provide electronic access to the raw data underlying the performance measurements. Within thirty (30) days of execution of this Agreement, BellSouth will provide a detailed session of instruction to ITC/\DeltaCom regarding access to the reports and to the raw data as well as the nature of the format of the data provided.

3.       MODIFICATIONS TO MEASUREMENTS

3.1      SERVICE QUALITY MEASUREMENTS

3.1.1 BellSouth will update the Service Quality Measurements contained in Exhibit A of this Attachment each calendar quarter. BellSouth will not delete any Service Quality Measurement without prior written consent of ITC/\DeltaCom. ITC/\DeltaCom may provide input to BellSouth regarding any suggested additions, deletions or other modifications to the Service Quality Measurements. BellSouth will provide notice of all changes to the Service Quality Measurements via BellSouth's internet website.

3.1.2 Notwithstanding the foregoing, BellSouth may, from time to time, be ordered by a regulatory or judicial body to modify or amend the Service Quality Measurements. BellSouth will make all such changes to the Service Quality Measurements pursuant to Section ___ of the General Terms and Conditions of this Agreement, incorporated herein by reference.

                                                                   Attachment 10
                                                                          Page 4

3.1.3 Notwithstanding any other provision of this Agreement, in the event a dispute arises regarding the modification or amendment of the Service Quality Measurements, the parties will refer the dispute to the Commission.

3.2      ENFORCEMENT MEASUREMENTS AND STATISTICAL TEST

3.2.1 In order for BellSouth to accurately administer the Enforcement Measurements contained in Exhibit B of this Attachment, the Enforcement Measurements shall be modified or amended only if BellSouth determines such modification or amendment is necessary. However, BellSouth will not delete any Enforcement Measurement without prior written consent of ITC/\DeltaCom. BellSouth will notify ITC/\DeltaCom of any such modification or amendment to the Enforcement Measurements via BellSouth's internet website.

3.2.2 Notwithstanding the foregoing, BellSouth may, from time to time, be ordered by a regulatory or judicial body to modify or amend the Enforcement Measurements and/or Statistical Test. BellSouth will make all such changes to the Enforcement Measurements and/or Statistical Test pursuant to Section ___ of the General Terms and Conditions of this Agreement, incorporated herein by reference.

3.2.3 Notwithstanding any other provision of this Agreement, in the event a dispute arises regarding the modification or amendment of the Enforcement Measurements and/or Statistical Test, the parties will refer the dispute to the Commission.

4.       ENFORCEMENT MECHANISMS

4.1      PURPOSE

         This section establishes meaningful and significant enforcement mechanisms voluntarily provided by BellSouth to verify and maintain compliance between BellSouth and ITC/\DeltaCom's operations as well as to maintain access to Operational Support System (OSS) functions. This section provides the terms and conditions for such self-effectuating enforcement mechanisms.

4.2      EFFECTIVE DATE

         The enforcement mechanisms set forth in this section shall only become effective upon an effective FCC order, which has not been stayed, authorizing BellSouth to provide interLATA telecommunications services under section 271 of the Act within a particular state and shall only apply

                                                                   Attachment 10
                                                                          Page 5

         to BellSouth's performance in any state in which the FCC has granted BellSouth interLATA authority.

4.3      DEFINITIONS

4.3.1 ENFORCEMENT MEASUREMENT ELEMENTS means the performance measurements set forth in Exhibit B, attached hereto and incorporated herein by this reference.

4.3.2 ENFORCEMENT MEASUREMENT BENCHMARK means a competitive level of performance negotiated by BellSouth used to compare the performance of BellSouth and ITC/\DeltaCom where no analogous process, product or service is feasible. See Exhibit B.

4.3.3 ENFORCEMENT MEASUREMENT COMPLIANCE means comparing performance levels provided to BellSouth retail customers with performance levels provided by BellSouth to the CLEC customer, as set forth in Exhibit C, attached hereto and incorporated herein by this reference.

4.3.4 TEST STATISTIC AND BALANCING CRITICAL VALUE is the means by which enforcement will be determine using statistically valid equations. See Exhibit C.

4.3.5 CELL is the point (below the wire center level) at which like-to-like comparisons are made. For example, all BellSouth retail POTS services, for residential customers, requiring a dispatch in a particular wire center, at a particular point in time will be compared directly to ITC/\DeltaCom resold services for residential customers, requiring a dispatch, in the same wire center, at a particular point in time. When determining compliance, these cells can have a positive or negative value. See Exhibit C.

4.3.6 AFFECTED VOLUME means that proportion of the total ITC/\DeltaCom volume or CLEC Aggregate volume for which remedies will be paid.

4.3.7 PARITY GAP refers to the incremental departure from a compliant-level of service. (See Exhibit D). This is also referred to as "diff" in the Statistical paper (See Exhibit C).

4.3.8 TIER-1 ENFORCEMENT MECHANISMS means self-executing liquidated damages paid directly to ITC/\DeltaCom when BellSouth delivers non-compliant performance of any one of the Enforcement Measurement Elements for any month as calculated by BellSouth.

4.3.9 TIER-2 ENFORCEMENT MECHANISMS means Assessments paid directly to a state Public Service Commission ("Commission") or its designee. Tier 2 Enforcement Mechanisms are triggered by three consecutive monthly failures in a quarter in which BellSouth performance is out of compliance

                                                                   Attachment 10
                                                                          Page 6

         or does not meet the benchmarks for the aggregate of all CLEC data as calculated by BellSouth for a particular Enforcement Measurement Element.

4.3.10 TIER-3 ENFORCEMENT MECHANISMS means the voluntary suspension of additional marketing and sales of long distance services triggered by excessive repeat failures of those specific submeasures as defined in Exhibit D attached hereto and incorporated herein by this reference.

4.4      APPLICATION

4.4.1 The application of the Tier-1, Tier-2, and Tier-3 Enforcement Mechanisms does not foreclose other non-contractual legal and regulatory claims and remedies available to ITC/\DeltaCom.

4.4.2 Proof of damages resulting from BellSouth's failure to maintain Enforcement Measurement Compliance would be difficult to ascertain and, therefore, liquidated damages are a reasonable approximation of any contractual damage. Liquidated damages under this provision are not intended to be a penalty.

4.5      METHODOLOGY

4.5.1 Tier-1 Enforcement Mechanisms will be triggered by BellSouth's failure to achieve Enforcement Measurement Compliance or Enforcement Measurement Benchmarks for the State for a given Enforcement Measurement Element in a given month based upon a test statistic and balancing critical value calculated by BellSouth utilizing BellSouth generated data. The method of calculation is attached hereto as Exhibit D and incorporated herein by this reference.

4.5.1.1 Tier-1 Enforcement Mechanisms apply on a per transaction basis for each negative cell and will escalate based upon the number of consecutive months that BellSouth has reported non-compliance.

4.5.1.2 Fee Schedule for Tier-1 Enforcement Mechanisms is shown in Table-1 attached hereto as Exhibit E and incorporated herein by this reference. Failures beyond Month 6 (as set forth in Table 1) will be subject to Month 6 fees.

4.5.2 Tier-2 Enforcement Mechanisms will be triggered by BellSouth's failure to achieve Enforcement Measurement Compliance or Enforcement Measurement Benchmarks for the State in a given calendar quarter based upon a statistically valid equation calculated by BellSouth utilizing BellSouth generated data. The method of calculation is attached hereto as Exhibit D and incorporated herein by reference.

                                                                   Attachment 10
                                                                          Page 7

4.5.2.1 Tier- 2 Enforcement Mechanisms apply, for an aggregate of all CLEC data generated by BellSouth, on a per transaction basis for each negative cell for a particular Enforcement Measurement Element.

4.5.2.2 Fee Schedule for Total Quarterly Tier-2 Enforcement Mechanisms is show in Table-2 attached hereto as Exhibit E and incorporated herein by this reference.

4.5.3 Tier-3 Enforcement Mechanisms will be triggered by BellSouth's failure to achieve Enforcement Measurement Compliance or Enforcement Measurement Benchmarks for a State in a given calendar quarter. The method of calculation for specified submeasures is identical to the method of calculation for Tier-2 Enforcement Mechanisms as described above. The specific submeasures which are the mechanism for triggering and removing a Tier-3 Enforcement Mechanisms are described in more detail in Exhibit D attached hereto and incorporated herein by this reference.

4.6      PAYMENT OF TIER-1 AND TIER-2 AMOUNTS

4.6.1 If BellSouth performance triggers an obligation to pay Tier-1 Enforcement Mechanisms to ITC/\DeltaCom or an obligation to remit Tier-2 Enforcement Mechanisms to the Commission, BellSouth shall make payment in the required amount on or before the thirtieth (30th ) day following the due date of the performance measurement report for the month in which the obligation arose.

4.6.2 For each day after the due date that BellSouth fails to pay ITC/\DeltaCom the required amount, BellSouth will pay interest to ITC/\DeltaCom at the maximum rate permitted by state law.

4.6.3 For each day after the due date that BellSouth fails to pay the Tier-2 Enforcement Mechanisms, BellSouth will pay the Commission an additional $1,000 per day.

4.6.4 If ITC/\DeltaCom disputes the amount paid to ITC/\DeltaCom for Tier-1 Enforcement Mechanisms, ITC/\DeltaCom shall submit a written claim to BellSouth within sixty (60) days after the date of the performance measurement report for which the obligation arose. BellSouth shall investigate all claims and provide ITC/\DeltaCom written findings within thirty (30) days after receipt of the claim. If BellSouth determines ITC/\DeltaCom is owed additional amounts, BellSouth shall pay ITC/\DeltaCom such additional amounts within thirty (30) days after its findings along with interest paid at the maximum rate permitted by law.

                                                                   Attachment 10
                                                                          Page 8

4.6.5 At the end of each calendar year, BellSouth will have its independent auditing and accounting firm certify that the results of all Tier-1 and Tier-2 Enforcement Mechanisms were paid and accounted for in accordance with Generally Accepted Account Principles (GAAP).

4.7      LIMITATIONS OF LIABILITY

4.7.1 BellSouth will not be responsible for ITC/\DeltaCom acts or omissions that cause performance measures to be missed or fail, including but not limited to accumulation and submission of orders at unreasonable quantities or times or failure to submit accurate orders or inquiries. BellSouth shall provide ITC/\DeltaCom with reasonable notice of such acts or omissions and provide ITC/\DeltaCom any such supporting documentation.

4.7.2 BellSouth shall not be obligated for Tier-1, Tier-2 or Tier 3 Enforcement Mechanisms for non-compliance with a performance measure if such non-compliance was the result of an act or omission by ITC/\DeltaCom that is in bad faith.

4.7.3 BellSouth shall not be obligated to pay Tier-1 Enforcement Mechanisms or Tier-2 Enforcement Mechanism for non-compliance with a performance measurement if such non-compliance was the result of any of the following: a Force Majeure event as set forth in the General Terms and Conditions of this Agreement; an act or omission by ITC/\DeltaCom that is contrary to any of its obligations under its Interconnection Agreement with BellSouth; an act or omission by ITC/\DeltaCom that is contrary to any of its obligations under the Act, Commission rule, or state law; an act or omission associated with third-party systems or equipment; or any occurrence that results from an incident reasonably related to the Y2K problem.

4.7.4 It is not the intent of the Parties that BellSouth be liable for both Tier-2 Enforcement Mechanisms and any other assessments or sanctions imposed by the Commission. ITC/\DeltaCom will not oppose any effort by BellSouth to set off Tier-2 Enforcement Mechanisms from any additional assessment imposed by the Commission.

4.7.5 Payment of any Tier-1 or Tier-2 Enforcement Mechanisms shall not be considered as an admission against interest or an admission of liability or culpability in any legal, regulatory or other proceeding relating to BellSouth's performance. The payment of any Tier-1 Enforcement Mechanisms to ITC/\DeltaCom shall release BellSouth for any liability associated with or related to the service performance measurement for the month for which the Enforcement Mechanisms was paid to ITC/\DeltaCom.

                                                                   Attachment 10
                                                                          Page 9

4.7.6 ITC/\DeltaCom acknowledges and argues that the Enforcement Mechanisms contained in this attachment have been provided by BellSouth on a completely voluntary basis in order to maintain compliance between BellSouth and ITC/\DeltaCom. Therefore, ITC/\DeltaCom may not use the existence of this section or any payments of any Tier-1 or Tier-2 Enforcement Mechanisms under this section as evidence that BellSouth has not complied with or has violated any state or federal law or regulation.

4.8      ENFORCEMENT MECHANISM CAPS

4.8.1 BellSouth's liability for the payment of Tier-1 and Tier-2 Enforcement Mechanisms shall be collectively capped at $625M per year for the entire BellSouth region as set forth below.

                  ---------------------------------------------------
                           AL - $54M               MS - $44M
                  ---------------------------------------------------
                           FL - $122M              NC - $77M
                  ---------------------------------------------------
                           GA - $131M              SC - $47M
                  ---------------------------------------------------
                           KY - $34M               TN - $57M
                  ---------------------------------------------------
                           LA - $59M
                  ---------------------------------------------------
                                 Regional Total - $625M
                  ---------------------------------------------------

4.8.2 If BellSouth's liability for the payment of Tier-1 and Tier-2 Enforcement Mechanisms exceed the caps referenced in this attachment, ITC/\DeltaCom may commence a proceeding with the Commission to demonstrate why BellSouth should pay any amount in excess of the cap. ITC/\DeltaCom shall have the burden of proof to demonstrate why, under the circumstances, BellSouth should have additional liability.

4.9      DISPUTE RESOLUTION

4.9.1 Notwithstanding any other provision of this Agreement, any dispute regarding BellSouth's performance or obligations pursuant to this Attachment shall be resolved by the Commission.

                                                                   Attachment 10
                                                                         Page 10

                            Exhibit A

                                                                   Attachment 10
                                                                         Page 11

ORDERING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------

   O-7. SPEED OF ANSWER IN ORDERING CENTER
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the average time a customer is in queue.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The clock starts when the appropriate option is selected (i.e. 1 for Resale Consumer, 2 for Resale Multiline, and 3 for UNE-LNP, etc.) and the call enters the queue for that particular group in the LCSC. The clock stops when a BST service representative in the LCSC answers the call. The speed of answer is determined by measuring and accumulating the elapsed time from the entry of a CLEC call into the BellSouth automatic call distributor (ACD) until the a service representative in BSTs Local Carrier Service Center
   (LCSC) answers the CLEC call.
--------------------------------------------------------------------------------
CALCULATION:
   (Total time in seconds to reach the LCSC) / (Total Number of Calls) in the Reporting Period.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Aggregate
   o BST Aggregate (Combination of Residence Service Center and Business Service Center data under development)
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  CLEC Aggregate
   o BST Aggregate (Combination of Residence Service Center and Business Service Center data under development)
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Mechanized tracking through LCSC        o  Mechanized tracking through BST
      Automatic Call Distributor                 Retail center support systems
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
For CLEC, Speed of Answer in Ordering Center (LCSC) is comparable to Speed of Answer in BST Business Offices.

See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/16/00 (lg)

                                                                   Attachment 10
                                                                         Page 12

ORDERING - (LNP)

-------------------------------------------------------------------------------
REPORT/MEASUREMENT:
-------------------------------------------------------------------------------
   LNP-8. PERCENT REJECTED SERVICE REQUESTS
-------------------------------------------------------------------------------
DEFINITION:
-------------------------------------------------------------------------------
   Percent Rejected Service Request is the percent of total Local Service Requests (LSRs) which are rejected due to error or omission. An LSR is considered valid when it is electronically submitted by the CLEC and passes LNP Gateway edit checks to insure the data received is correctly formatted and complete, i.e., fatal rejects are excluded.
-------------------------------------------------------------------------------
EXCLUSIONS:
-------------------------------------------------------------------------------
   o  Service Requests canceled by the CLEC
   o  Fatal Rejects
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.) where identifiable.
-------------------------------------------------------------------------------
BUSINESS RULES:
-------------------------------------------------------------------------------
   An LSR is considered "rejected" when it is submitted electronically but does not pass edit checks in the ordering systems (EDI, TAG, LNP Gateway, LAUTO) and is returned to the CLEC without manual intervention.

   FULLY MECHANIZED: There are two types of "Rejects" in the Fully Mechanized category:
   o A Fatal Reject occurs when a CLEC attempts to electronically submit an LSR (via EDI or TAG) but required fields are not populated correctly and the request is returned to the CLEC. Fatal rejects are reported in a separate column, and for informational purposes ONLY. They are not considered in the calculation of the percent of total LSRs rejected or the total number of rejected LSRs.
   o An Auto Clarification is a valid LSR which is electronically submitted (via EDI or TAG), but is rejected from LAUTO because it does not pass further edit checks for order accuracy. Auto Clarifications are returned without manual intervention.

   PARTIALLY MECHANIZED: A valid LSR which is electronically submitted (via EDI or TAG), but cannot be processed electronically due to a CLEC error and "falls out" for manual handling. It is then put into "clarification", and sent back to the CLEC.

   TOTAL MECHANIZED: Combination of Fully Mechanized and Partially Mechanized rejects.
--------------------------------------------------------------------------------
CALCULATION
--------------------------------------------------------------------------------
   PERCENT REJECTED SERVICE REQUESTS:
      [(Number of Service Requests Rejected in the Reporting Period) /
      (Number of Service Requests Received in the Reporting Period)] x 100
-------------------------------------------------------------------------------
REPORT STRUCTURE:
-------------------------------------------------------------------------------
   o  Fully Mechanized, Partially Mechanized, Total Mechanized
   o  CLEC Specific
   o  CLEC Aggregate
-------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
-------------------------------------------------------------------------------
   o  Product Reporting Levels
        >>  LNP
        >>  UNE Loop with LNP
   o  Geographic Scope
        >>  .State, Region
-------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
-------------------------------------------------------------------------------
See Appendix D
-------------------------------------------------------------------------------

                                            Revision Date:   02/16/00

                                                                   Attachment 10
                                                                         Page 13

ORDERING - (LNP)

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   LNP-9. REJECT INTERVAL DISTRIBUTION & AVERAGE REJECT INTERVAL
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Reject Interval is the average reject time from receipt of an LSR to the distribution of a Reject. An LSR is considered valid when it is electronically submitted by the CLEC and passes LNP Gateway edit checks to insure the data received is correctly formatted and complete, i.e., fatal rejects are excluded.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Service Requests canceled by CLEC
   o  Fatal Rejects

   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.) where identifiable.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The Reject interval is determined for each rejected LSR processed during the reporting period. The Reject interval is the elapsed time from when BST receives LSR until that LSR is rejected back to the CLEC. Elapsed time for each LSR is accumulated for each reporting dimension. The accumulated time for each reporting dimension is then divided by the associated total number of rejected LSRs to produce the reject interval distribution.

      An LSR is considered "rejected" when it is submitted electronically but does not pass edit checks in the ordering systems (EDI, TAG, LNP Gateway, LAUTO) and is returned to the CLEC without manual intervention.

   FULLY MECHANIZED: There are two types of "Rejects" in the Fully Mechanized category:

   o A Fatal Reject occurs when a CLEC attempts to electronically submit an LSR but required fields are not populated correctly and the request is returned to the CLEC. FATAL REJECTS ARE REPORTED IN A SEPARATE COLUMN, AND FOR INFORMATIONAL PURPOSES ONLY. THEY ARE NOT CONSIDERED IN THE CALCULATION OF THE PERCENT OF TOTAL LSRS REJECTED OR THE NUMBER OF REJECTED LSRS.

   o An Auto Clarification is a valid LSR which is electronically submitted (via EDI or TAG), but rejected from LAUTO because it does not pass further edit checks for order accuracy. Auto Clarifications are returned without manual intervention.

   PARTIALLY MECHANIZED: A valid LSR which is electronically submitted (via EDI or TAG), but cannot be processed electronically due to a CLEC error and "falls out" for manual handling. It is then put into "clarification", and sent back to the CLEC.

   TOTAL MECHANIZED: Combination of Fully Mechanized and Partially Mechanized rejects.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   AVERAGE REJECT INTERVAL:

      (SIGMA)[ (Date & Time of Service Request Rejection) - (Date & Time of Service Request Receipt)] / (Total Number of
      Service Requests Rejected in Reporting Period)
   REJECT INTERVAL DISTRIBUTION:
      [O (Service Requests Rejected in "X" minutes/hours) / (Total Number of Service Requests Rejected in Reporting Period)] X 100
-------------------------------------------------------------------------------
REPORT STRUCTURE:
-------------------------------------------------------------------------------
   o  Fully Mechanized, Partially Mechanized, Total Mechanized
   o  CLEC Specific
   o  CLEC Aggregate
-------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 14

ORDERING - (LNP) - REJECT INTERVAL DISTRIBUTION & AVERAGE REJECT INTERVAL - CONTINUED)

--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in intervals = 0 - 4 minutes, 4 - 8 minutes, 8 - 12 minutes, 12
        - 60 minutes, 0 - 1 hours, 1 - 8 hours, 8 - 24 hours, >24 hours
   o  Product Reporting Levels
        >>  LNP
        >>  UNE Loop with LNP
   o  Geographic Scope
        >>  .State, Region
   o  Average Interval in Days
--------------------------------------------------------------------------------
   RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date:   02/16/00

                                                                   Attachment 10
                                                                         Page 15

ORDERING - (LNP)

-------------------------------------------------------------------------------
REPORT/MEASUREMENT:
-------------------------------------------------------------------------------
   LNP-10. FIRM ORDER CONFIRMATION TIMELINESS INTERVAL DISTRIBUTION & FIRM ORDER
           CONFIRMATION AVERAGE INTERVAL
-------------------------------------------------------------------------------
DEFINITION:
-------------------------------------------------------------------------------
   Interval for Return of a Firm Order Confirmation (FOC Interval) is the average response time from receipt of a valid LSR to distribution of a firm order confirmation.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Rejected LSRs (Clarifications or Fatal Rejects)
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.) where identifiable.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The Firm Order Confirmation interval is determined for each FOC'd LSR processed during the reporting period. The Firm Order Confirmation interval is the elapsed time from when BST receives an LSR until that LSR is confirmed back to the CLEC. Elapsed time for each LSR is accumulated for each reporting dimension. The accumulated time for each reporting dimension is then divided by the associated total number of orders completed to produce the Firm Order Confirmation timeliness interval distribution.
   o  MECHANIZED - The elapsed time from receipt of a valid LSR until the LSR is processed and appropriate service orders are generated in SOCS without manual intervention.
   o PARTIALLY MECHANIZED - The elapsed time from receipt of an electronically submitted LSR which falls out for manual handling by the LCSC personnel until appropriate service orders are issued by a BST service representative via Direct Order Entry (DOE) or Service Order Negotiation Generation System (SONGS).
   o TOTAL MECHANIZED - Combination of Fully Mechanized and Partially Mechanized FOCs.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   AVERAGE FOC INTERVAL:
      o [(Date & Time of Firm Order Confirmation) - (Date & Time of Service Request Receipt)] / (Total number of Service
         Requests Confirmed in the Reporting Period)
   FOC INTERVAL DISTRIBUTION:
      o [(Service Requests Confirmed in "X" minutes/hours in the Reporting Period) / (Total Service Requests Confirmed in the
         Reporting  Period)] X 100
-------------------------------------------------------------------------------
REPORT STRUCTURE:
-------------------------------------------------------------------------------
   o  Fully Mechanized, Partially Mechanized, Total Mechanized
   o  CLEC Specific
   o  CLEC  Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o Reported in intervals = 0 - 15 minutes, 15 - 30 minutes, 30 - 45 minutes, 45 - 60 minutes, 90 - 120 minutes, 120 - 240 minutes, 4 - 8 hours, 8 - 12 hours, 12 - 16 hours, 16 - 20 hours,  20 - 24 hours, 24 - 48 hours, >48 hours
   o  Product Reporting Levels
      >>  LNP
      >>  UNE Loop with LNP
   o  Geographic Scope
      >>  .State, Region
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date:  02/16/00

                                                                   Attachment 10
                                                                         Page 16


                           PROVISIONING DISAGGREGATION

PRODUCT REPORTING LEVELS
   o  Resale and Retail
      >> Pots - Residence
      >> Pots - Business
      >> Design
      >> PBX  (Louisiana  SQM)
      >> CENTREX (Louisiana SQM)
      >> ISDN (Louisiana SQM) (NOTE: ISDN included in POTS for Georgia Only) >> ESSX (Louisiana SQM)

   o  Unbundled Network Elements
      >> UNE Design
      >> UNE Non - Design
      >> UNE 2 Wire Loop  (Louisiana SQM)
      >> UNE Loop Other (Louisiana SQM)
      >> Unbundled Ports (Louisiana SQM)

   o  Trunks
      >> Local Interconnection Trunks

   o  Geographic Scope
      >> State, Region and further geographic disaggregation as required by State Commission Order (e.g. Metropolitan Service Area - MSA)

THE FOLLOWING MEASURE IS THE EXCEPTION FOR ALL STATES:
Coordinated Customer Conversion

WHICH IS DISAGGREGATED AS FOLLOWS:
UNE LOOPS with INP
UNE LOOPS without INP

                                                                   Attachment 10
                                                                         Page 17

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-1. MEAN HELD ORDER INTERVAL & DISTRIBUTION INTERVALS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   When delays occur in completing CLEC orders, the average period that CLEC orders are held for BST reasons, pending a delayed completion, should be no worse for the CLEC when compared to BST delayed orders.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   Order Activities of BST associated with internal or administrative use of local services.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   MEAN HELD ORDER INTERVAL: This metric is computed at the close of each report period. The held order interval is established by first identifying all orders, at the close of the reporting interval, that both have not been reported as completed in SOCS and have passed the currently committed due date for the order. For each such order, the number of calendar days between the committed due date and the close of the reporting period is established and represents the held order interval for that particular order. The held order interval is accumulated by the standard groupings, unless otherwise noted, and the reason for the order being held. The total number of days accumulated in a category is then divided by the number of held orders within the same category to produce the mean held order interval. The interval is by calendar days with no exclusions for Holidays or Sundays.

   CLEC Specific reporting is by type of held order (facilities, equipment, other), total number of orders held, and the total and average days.

   HELD ORDER DISTRIBUTION INTERVAL: This measure provides data to report total days held and identifies these in categories of >15 days and > 90 days. (orders counted in >90 days are also included in >15 days).
-------------------------------------------------------------------------------
CALCULATION:
-------------------------------------------------------------------------------
   MEAN HELD ORDER INTERVAL:
      (SIGMA)(Reporting Period Close Date - Committed Order Due Date) / (Number of Orders Pending and Past The Committed Due Date) for all orders pending and past the committed due date.
   HELD ORDER DISTRIBUTION INTERVAL:
      (# of Orders Held for =>90 days) / (Total # of Orders Pending But Not Completed) X 100
      (# of Orders Held for =>15 days) / (Total # of Orders Pending But Not Completed) X 100
-------------------------------------------------------------------------------
REPORT STRUCTURE:
-------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
-------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
-------------------------------------------------------------------------------
Circuit breakout  (more than) 10, (more than) = 10
-------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 18

PROVISIONING - MEAN HELD ORDER INTERVAL & DISTRIBUTION INTERVALS - CONTINUED)

--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Order Number and PON (PON)         o  BST Order Number
   o  Order Submission Date  (TICKET_ID)      o  Order Submission Date
   o  Committed Due Date (DD)                 o  Committed Due Date
   o  Service Type(CLASS_SVC_DESC)            o  Service Type
   o  Hold Reason                             o  Hold Reason
   o  Total line/circuit count                o  Total line/circuit count
   o  Geographic Scope                        o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence Resale / BST Residence Retail
   CLEC Business Resale / BST Business Retail
   CLEC Non-UNE Design / BST Design
   Interconnection Trunks-CLEC / Interconnection Trunks -BST
   UNEs-(See Appendix D)
--------------------------------------------------------------------------------
                                            Revision Date: 02/24/00 (taf)

                                                                   Attachment 10
                                                                         Page 19

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-2. AVERAGE JEOPARDY NOTICE INTERVAL & PERCENTAGE OF ORDERS GIVEN JEOPARDY
        NOTICES
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   When BST can determine in advance that a committed due date is in jeopardy, it will provide advance notice to the CLEC.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Orders held for CLEC end user reasons
   o  Orders submitted to BST through non-mechanized methods
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   When BST can determine in advance that a committed due date is in jeopardy it will provide advance notice to the CLEC. The number of committed orders in a report period is the number of orders that have a due date in the reporting period.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   AVERAGE JEOPARDY INTERVAL = (SIGMA) [ (Date and Time of Scheduled Due Date on Service Order) - (Date and Time of Jeopardy Notice)]/[Number of Orders Notified of Jeopardy in Reporting Period).
   PERCENT OF ORDERS GIVEN JEOPARDY NOTICE = (SIGMA) [ (Number of Orders Given Jeopardy Notices in Reporting Period) / (Number of Orders Confirmed (due) in Reporting Period)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Order Number and PON               o  BST Order Number
   o  Date and Time Jeopardy Notice sent      o  Date and Time Jeopardy Notice
   o  Committed Due Date                         sent
   o  Service Type                            o  Committed Due Date
                                              o  Service type
NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
95% > = 24 hours
--------------------------------------------------------------------------------

                                            Revision Date: 01/05/00  (taf)

                                                                   Attachment 10
                                                                         Page 20

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-3. PERCENT MISSED INSTALLATION APPOINTMENTS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   "Percent missed installation appointments" monitors the reliability of BST commitments with respect to committed due dates to assure that CLECs can reliably quote expected due dates to their retail customer as compared to BST.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.)
   o  Disconnect (D) & From (F) orders
   o  End User Misses on Interconnection Trunks
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Percent Missed Installation Appointments is the percentage of total orders processed for which BST is unable to complete the service orders on the confirmed due dates. Missed Appointments caused by end-user reasons will be included and reported separately. A business day is any time period within the same date frame, which means there cannot be a cutoff time for commitments as certain types of orders are requested to be worked after standard business hours. Also, during Daylight Savings Time, field technicians are scheduled until 9PM in some areas and the customer is offered a greater range of intervals from which to select.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Percent Missed Installation Appointments = (SIGMA) (Number of Orders Not Complete by Committed Due Date in Reporting Period) / (Number of Orders Confirmed in Reporting Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate

   REPORT EXPLANATION: The difference between End User MA and Total MA is the result of BST caused misses. Here, Total MA is the total % of orders missed either by BST or CLEC end user. The End User MA represents the percentage of orders missed by the CLEC or their end user.
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in categories of (more than) 10 lines/circuits;
      (more than) = 10 lines/circuits
   o  Dispatch/No Dispatch
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Order Number and PON (PON)         o  BST Order Number
   o  Committed Due Date (DD)                 o  Committed Due Date (DD)
   o  Completion Date (CMPLTN DD)             o  Completion Date (CMPLTN DD)
   o  Status Type                             o  Status Type
   o  Status Notice Date                      o  Status Notice Date
   o  Standard Order Activity                 o  Standard Order Activity
   o  Geographic Scope                        o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence Resale / BST Residence Retail
   CLEC Business Resale / BST Business Retail
   CLEC Non-UNE Design / BST Design
   Interconnection Trunks-CLEC / Interconnection Trunks -BST
   UNEs-(See Appendix D)
--------------------------------------------------------------------------------
                                            Revision Date: 02/28/00 (taf)

                                                                   Attachment 10
                                                                         Page 21

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT :
--------------------------------------------------------------------------------
   P-4. AVERAGE COMPLETION INTERVAL (OCI) & ORDER COMPLETION INTERVAL
        DISTRIBUTION
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   The "average completion interval" measure monitors the interval of time it takes BST to provide service for the CLEC or its' own customers. The "Order Completion Interval Distribution" provides the percentage of orders completed within certain time periods.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.)
   o D (Disconnect) and F (From) orders. (From is disconnect side of a move order when the customer moves to a new address).
   o "L" Appointment coded orders (where the customer has requested a later than offered interval)
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The actual completion interval is determined for each order processed during the reporting period. The completion interval is the elapsed time from when BST issues a FOC or SOCS date time stamp receipt of an order from the CLEC to BST's actual order completion date. The clock starts when a valid order number is assigned by SOCS and stops when the technician or system completes the order in SOCS. Elapsed time for each order is accumulated for each reporting dimension. The accumulated time for each reporting dimension is then divided by the associated total number of orders completed.

   The interval breakout for UNE and Design is: 0-5 = 0-4.99, 5-10 = 5-9.99, 10-15 = 10-14.99, 15-20 = 15-19.99 20-25 = 20-24.99, 25-30 = 25-29.99, >=30 =
   30 and greater.
--------------------------------------------------------------------------------
CALCULATION :
--------------------------------------------------------------------------------
   AVERAGE COMPLETION INTERVAL:
      O [ (Completion Date & Time) - (Order Issue Date & Time) ] / O (Count of Orders Completed in Reporting period)
   ORDER COMPLETION INTERVAL DISTRIBUTION:
      O (Service Orders Completed in "X" days) / (Total Service Orders Completed in Reporting Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o   ISDN Orders included in Non Design - GA Only
   o   Dispatch/No Dispatch categories applicable to all levels except trunks.
   o   Residence & Business reported in day intervals = 0,1,2,3,4, 5, 5+
   o UNE and Design reported in day intervals = 0-5, 5-10, 10-15, 15-20, 20-25, 25-30, (more than) =30
   o   All Levels are reported (more than) 10 line/circuits;
       (more than) =10 line/circuits
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 22

PROVISIONING -
   (AVERAGE COMPLETION INTERVAL (OCI) & ORDER COMPLETION INTERVAL DISTRIBUTION - CONTINUED)

--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Company Name                       o  BST Order Number
   o  Order Number (PON)                      o  Order Submission Date & Time
   o  Submission Date & Time (TICKET_ID)      o  Order Completion Date & Time
   o  Completion Date (CMPLTN_DT)             o  Service Type
   o  Service Type (CLASS_SVC_DESC)           o  Geographic Scope
   o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
   CLEC Residence Resale / BST Residence Retail
   CLEC Business Resale /  BST Business Retail
   CLEC Non-UNE Design / BST Design
   Interconnection Trunks-CLEC / Interconnection Trunks-BST
   UNEs-(See Appendix D)
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (taf)

                                                                   Attachment 10
                                                                         Page 23

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-5. AVERAGE COMPLETION NOTICE INTERVAL
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   The Completion Notice Interval is the elapsed time between the BST reported completion of work and the issuance of a valid completion notice to the CLEC.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Non-mechanized Orders
   o  Cancelled Service Orders
   o Order Activities of BST associated with internal or administrative use of local services
   o  D & F orders
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Measurement of interval of completion date and time by a field technician on dispatched orders, and 5PM start time on the due date for non-dispatched orders; to the release of a notice to the CLEC/BST of the completion status. The field technician notifies the CLEC the work was complete and then he enters the completion time stamp information in his computer. This information switches through to the SOCS systems either completing the order or rejecting the order to the Work Management Center (WMC). If the completion is rejected, it is manually corrected and then completed by the WMC. The notice is returned on each individual order submitted and as the notice is sent electronically, it can only be switched to those orders that were submitted by the CLEC electronically. The start time is the completion stamp either by the field technician or the 5PM due date stamp; the end time is the time stamp the notice was submitted to the CLEC/BST system.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   (SIGMA) (Date and Time of Notice of Completion) - (Date and Time of Work Completion) / (Number of Orders Completed in Reporting Period)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reporting intervals in Hours: 0-1, 1-2, 2-4, 4-8, 8-12, 12-24,
      (more than) 24, plus
      Overall Average Hour Interval
   o  Reported in categories of (more than) 10 line/circuits;
      (more than) = 10 line/circuits
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Order Number                       o  BST Order Number
   o  Work Completion Date                    o  Work Completion Date
   o  Work Completion Time                    o  Work Completion Time
   o  Completion Notice Availability          o  Completion Notice Availability
      Date                                       Date
   o  Completion Notice Availability          o  Completion Notice Availability
      Time                                       Time
   o  Service Type                            o  Service Type
   o  Activity Type                           o  Activity Type
   o  Geographic Scope                        o  Geographic Scope

NOTE: Code in parentheses is the           NOTE: Code in parentheses is the
      corresponding header found in the          corresponding header found in
      raw data file.                             the raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence Resale / BST Residence Retail
   CLEC Business Resale / BST Business Retail
   CLEC Non-UNE Design / BST Design
   Interconnection Trunks-CLEC / Interconnection Trunks-BST
   UNEs - (See Appendix D)
--------------------------------------------------------------------------------

                                            Revision Date 02/24/00 (taf)

                                                                   Attachment 10
                                                                         Page 24

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-6. COORDINATED CUSTOMER CONVERSIONS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This category measures the average time it takes BST to disconnect an unbundled loop from the BST switch and cross connect it to a CLEC's equipment. This measurement applies to service orders with and without INP, and where the CLEC has requested BST to provide a coordinated cutover.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Any order canceled by the CLEC will be excluded from this measurement.
   o  Delays due to CLEC following disconnection of the unbundled loop
   o Unbundled Loops where there is no existing subscriber loop and loops where coordination in not requested.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Where the service order includes INP, the interval includes the total time for the cutover including the translation time to place the line back in service on the ported line. The interval is calculated for the entire cutover time for the service order and then divided by items worked in that time to give the average per item interval for each service order.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   (SIGMA) [(Completion Date and Time for Cross Connection of an Coordinated Unbundled Loop)- (Disconnection Date and Time of an Coordinated Unbundled
   Loop)] / Total Number of Unbundled Loop with Coordinated Conversions (items) for the reporting period.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
Reported in intervals (less than) =5 minutes; (less than) 5,
(less than) =15 minutes; (less than) 15 minutes, plus Overall Average interval
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  No BST Analog Exists
   o  CLEC Order Number
   o  Committed Due Date  (DD)
   o  Service Type  (CLASS_SVC_DESC)
   o  Cutover Start Time
   o  Cutover Completion time
   o  Portability start and completion
      times (INP orders)
   o  Total Conversions (Items)

   NOTE: Code in parentheses is the
         corresponding  header found in the
         raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
There is no retail analog for this measurement because it measures cutting loops to the CLEC.
Benchmark - See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (taf)

                                                                   Attachment 10
                                                                         Page 25

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-7. % PROVISIONING TROUBLES WITHIN 30 DAYS OF SERVICE ORDER ACTIVITY
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Percent Provisioning Troubles within 30 days of Installation measures the quality and accuracy of installation activities.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (R Orders, Test Orders, etc.)
   o  D & F orders
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Measures the quality and accuracy of completed orders. The first trouble report from a service order after completion is counted in this measure. Subsequent trouble reports are measured in Repeat Report Rate. Reports are calculated searching in the prior report period for completed service orders and following 30 days after completion for a trouble report.

   D & F orders are excluded as there is no subsequent activity following a disconnect.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   % Provisioning Troubles within 30 days of Service Order Activity = (SIGMA) (Trouble reports on all completed orders (less than)= 30 days following service order(s) completion) / (All Service Orders completed in the report calendar month) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in categories of (less than) 10 line/circuits;
      (less than) = 10 line/circuits
   o  Dispatch / No Dispatch
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Order Number and PON               o  BST Order Number
   o  Order Submission Date(TICKET_ID)        o  Order Submission Date
   o  Order Submission Time (TICKET_ID)       o  Order Submission Time
   o  Status Type                             o  Status Type
   o  Status Notice Date                      o  Status Notice Date
   o  Standard Order Activity                 o  Standard Order Activity
   o  Geographic Scope                        o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence Resale / BST Residence Retail
   CLEC Business Resale / BST Business Retail
   CLEC Non-UNE Design / BST Design
   Interconnection Trunks-CLEC / Interconnection Trunks -BST
   UNEs-(See Appendix D)
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (taf)

                                                                   Attachment 10
                                                                         Page 26

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT :
--------------------------------------------------------------------------------
   P-8. TOTAL SERVICE ORDER CYCLE TIME (TSOCT)
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This report measures the total service order cycle time from receipt of a valid service order request to the completion of the service order.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.)
   o D (Disconnect) and F (From) orders. (From is disconnect side of a move order when the customer moves to a new address).
   o "L" Appointment coded orders (where the customer has requested a later than offered interval)
   o Orders with CLEC/Subscriber caused delays or CLEC/Subscriber requested due date changes.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The interval is determined for each order processed during the reporting period. This measurement combines two reports: FOC (Firm Order Confirmation) with Average Order Completion Interval.

   This interval starts with the receipt of a valid service order request and stops when the technician or system completes the order in SOCS. Elapsed time for each order is accumulated for each reporting dimension. The accumulated time for each reporting dimension is then divided by the associated total number of orders completed.
--------------------------------------------------------------------------------
CALCULATION :
--------------------------------------------------------------------------------
   TOTAL SERVICE ORDER CYCLE TIME

      (SIGMA)(Date and Time of Service Request Receipt) - (Completion Date and Time of Service Order) (SOCS HIST-CD DATE) / (Count of Orders Completed in Reporting Period)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in categories of (less than) 10 line/circuits;
      (less than) = 10 line/circuits
   o  Dispatch/No Dispatch categories applicable to all levels except trunks.
   o  Intervals 0-5, 5-10, 10-15, 15-20, 20-25, 25-30, (more than) = 30 Days
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Interval for FOC                        o  BST Order Number
   o  CLEC Company Name                       o  Order Submission Date & Time
   o  Order Number (PON)                      o  Order Completion Date & Time
   o  Submission Date & Time (TICKET_ID)      o  Service Type
   o  Completion Date (CMPLTN_DT)             o  Geographic Scope
   o  Service Type (CLASS_SVC_DESC)
   o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
See Appendix D
--------------------------------------------------------------------------------

                                           Revision Date: 02/28/00 (taf)

                                                                   Attachment 10
                                                                         Page 27

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   P-9. SERVICE ORDER ACCURACY    GEORGIA ONLY
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   The "service order accuracy" measurement measures the accuracy and completeness of BST service orders by comparing what was ordered and what was completed.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Cancelled Service Orders
   o Order Activities of BST associated with internal or administrative use of local services
   o  & F orders
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   A manual sampling of service orders, completed during a monthly reporting period, is compared to the original account profile and the order that the CLEC sent to BST. An order is "completed without error" if all service attributes and account detail changes (as determined by comparing the original order) completely and accurately reflect the activity specified on the original order and any supplemental CLEC order.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Percent Service Order Accuracy = (SIGMA) (Orders Completed without Error) / (SIGMA) (Orders Completed in Reporting Period) x 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
CLEC Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in categories of  (less than) 10 line/circuits;
      (more than) = 10 line/circuits
   o  Dispatch / No Dispatch
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Being investigated at this time
   o  CLEC Order Number and PON
   o  Local Service Request  (LSR)
   o  Order Submission Date
   o  Committed Due Date
   o  Service Type
   o  Standard Order Activity

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
   (Under Investigation)
--------------------------------------------------------------------------------

                                            Revision Date: 01/05/00  (taf)

                                                                   Attachment 10
                                                                         Page 28

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   LNP - 10. PERCENT MISSED INSTALLATION APPOINTMENTS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Percent Missed Installation Appointments monitors the reliability of BST commitments with respect to committed due dates to assure that CLECs can reliably quote expected due dates to their retail customer as compared to BST.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.) where identifiable.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Percent Missed Installation Appointments (PMI) is the percentage of total orders processed for which BST is unable to complete the service orders on the committed due dates. Missed Appointments caused by end-user reasons will be included and reported in a separate category. A business day is any time period within the same date frame, which means there cannot be a cutoff time for commitments as certain types of orders are requested to be worked after standard business hours. Also, during Daylight Savings Time, field technicians are scheduled until 9PM in some areas and the customer is offered a greater range of intervals from which to select.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   PERCENT MISSED INSTALLATION APPOINTMENTS:
   [(Number of Orders Not Completed by Committed Due Date in Reporting Period)
   / (Number of Orders Completed in Reporting Period)] X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Mechanized (service orders generated by LSRs submitted via EDI or TAG)
   o  CLEC Specific
   o  CLEC Aggregate

   REPORT EXPLANATION: Total Missed Appointments is the total % of orders missed either by BST or the CLEC end user. End User MA represents the percentage of orders missed by the CLEC end user. The difference between End User Missed Appointments and Total Missed Appointments is the result of BST caused misses.
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Product Reporting Levels

      >>  LNP
      >>  UNE Loop Associated w/LNP
   o  Geographic Scope
      >>  State, Region
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/16/00 (taf)

                                                                   Attachment 10
                                                                         Page 29

PROVISIONING - (LNP)

--------------------------------------------------------------------------------
REPORT/MEASUREMENT :
--------------------------------------------------------------------------------
   LNP-11. AVERAGE DISCONNECT TIMELINESS INTERVAL & DISCONNECT TIMELINESS
           INTERVAL DISTRIBUTION
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Disconnect Timeliness is defined as the interval between the time the LNP Gateway receives the `Number Ported' message from NPAC (signifying the CLEC `Activate') until the time that the Disconnect service order for an LSR is completed in SOCS. This interval effectively measures BST responsiveness by isolating it from impacts that are caused by CLEC related activities.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.) where identifiable.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The Disconnect Timeliness interval is determined for the last Disconnect service order processed on an LSR during the reporting period. The Disconnect Timeliness interval is the elapsed time from when BST receives the last `Number Ported' message for an LSR from NPAC (signifying the CLEC `Activate') until the last Disconnect service order is completed in SOCS. Elapsed time for each order is accumulated for each reporting dimension. The accumulated time for each reporting dimension is then divided by the total number of selected disconnect orders which have been completed.
--------------------------------------------------------------------------------
CALCULATION :
--------------------------------------------------------------------------------
   AVERAGE DISCONNECT TIMELINESS INTERVAL:
      (SIGMA)[ (Disconnect Service Order Completion Date & Time) - (`Number Ported' Message Received Date & Time) ] / O (Total Number of Disconnect Service Orders Completed in Reporting Period)
   DISCONNECT TIMELINESS INTERVAL DISTRIBUTION:
      [O (Disconnect Service Orders Completed in "X" days) / (Total Disconnect Service Orders Completed in Reporting Period)] X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Mechanized (service orders generated by LSRs submitted via EDI or TAG)
   o  CLEC Specific
   o  CLEC Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in day intervals = 0,1,2,3,4, 5, >5 days
   o  Product Reporting Levels
      >> LNP
   o  Geographic Scope
      >> State, Region
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/16/00 (taf)

                                                                   Attachment 10
                                                                         Page 30

PROVISIONING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT :
--------------------------------------------------------------------------------
   LNP-12. TOTAL SERVICE ORDER CYCLE TIME
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Total Service Order Cycle Time measures the interval from receipt of a valid service order request to the completion of the final service order associated with that service request.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Canceled Service Orders
   o Order Activities of BST or the CLEC associated with internal or administrative use of local services (Record Orders, Test Orders, etc.) where identifiable
   o "L" appointment coded orders (indicating the customer has requested a later than offered interval)
   o "S" missed appointment coded orders (indicating subscriber missed reasons), except for "SP" codes (indicating subscriber prior due date requested).
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The interval is determined for each service request processed during the reporting period. This measurement combines two reports: FOC (Firm Order Confirmation) with Average Order Completion Interval.

   This interval starts with the receipt of a valid service request and stops when the technician or system completes all the related service orders for the LSR in SOCS. Elapsed time for each service request is accumulated for each reporting dimension. The accumulated time for each reporting dimension is then divided by the associated total number of service requests completed to produce the total service order cycle time.
--------------------------------------------------------------------------------
CALCULATION :
--------------------------------------------------------------------------------
   AVERAGE TOTAL SERVICE ORDER CYCLE TIME:
     (SIGMA)[ (Service Order Completion Date & Time) - (Service Request Receipt Date & Time) ] / O (Total Number Service Requests Completed in Reporting Period)

   TOTAL SERVICE ORDER CYCLE TIME INTERVAL DISTRIBUTION:
     [O (Total Number of Service Requests Completed in "X" minutes/hours) / (Total Number of Service Requests Received in Reporting Period)] X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Mechanized (service orders generated by LSRs submitted via EDI or TAG)
   o  CLEC Specific
   o  CLEC Aggregate
   o  "W" Appointment Code Only (Company Offered)
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Reported in day intervals 0 - 5, 5 - 10, 10 - 15, 15 - 20, 20 - 25, 25 -
      30, >30 days
   o  Product Reporting Levels
      >> LNP
      >> UNE Loop with LNP
   o  Geographic Scope
      >> State, Region
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/16/00 (taf)

                                                                   Attachment 10
                                                                         Page 31


                 MAINTENANCE AND REPAIR LEVEL OF DISAGGREGATION

PRODUCT REPORTING LEVELS

   o  Resale / Retail
      >> Pots - Residence
      >> Pots - Business
      >> PBX (Louisiana SQM)
      >> ESSX (Louisiana SQM)
      >> CENTREX (Louisiana SQM)
      >> ISDN (Louisiana SQM) (NOTE: ISDN Troubles included in Non-Design
         Georgia Only)
      >> Design

   o  Unbundled Network Elements
      >> UNE Design
      >> UNE Non - Design
      >> UNE 2 Wire Loop  (Louisiana SQM)
      >> UNE Loop Other  (Louisiana SQM)
      >> Unbundled Ports (Louisiana SQM)
      >> UNE Other Non - Design (Louisiana SQM)

   o  Trunks
      >> Local Interconnection Trunks

   o  Dispatch/No Dispatch categories applicable to all product levels

   o  Geographic Scope

                                                                   Attachment 10
                                                                         Page 32

      >> State, Region and further geographic disaggregation as required by State Commission Order (e.g. Metropolitan Service Area - MSA)

                                                                   Attachment 10
                                                                         Page 33

MAINTENANCE & REPAIR

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   M&R-1. MISSED REPAIR APPOINTMENTS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   The percent of trouble reports not cleared by the committed date and time.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trouble tickets canceled at the CLEC request.
   o  BST trouble reports associated with internal or administrative service.
   o  Customer Provided Equipment (CPE) troubles or CLEC Equipment Trouble.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The negotiated commitment date and time is established when the repair report is received. The cleared time is the date and time that BST personnel clear the trouble and closes the trouble report in his Computer Access Terminal
   (CAT) or workstation. If this is after the Commitment time, the report is flagged as a "Missed Commitment" or a missed repair appointment. When the data for this measure is collected for BST and a CLEC, it can be used to compare the percentage of the time repair appointments are missed due to BST reasons. Note: Appointment intervals vary with force availability in the POTS environment. Specials and Trunk intervals are standard interval appointments of no greater than 24 hours.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Percentage of Missed Repair Appointments =O (Count of Customer Troubles Not Cleared by the Quoted Commitment Date and Time) / O (Total Trouble reports closed in Reporting Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o. CLEC Specific
   o. CLEC Aggregate
   o. BST Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Company Name                       o  BST Company Code
   o  Submission Date & Time ( TICKET_ID)     o  Submission Date & Time
   o  Completion Date (CMPLTN_DT)             o  Completion Date
   o  Service Type (CLASS_SVC_DESC)           o  Service Type
   o  Disposition and Cause  (CAUSE_CD &      o  Disposition and Cause (Non-
      CAUSE_DESC)                                Design /Non-Special Only)
   o  Geographic Scope                        o  Trouble Code (Design and
                                                 Trunking Services)
                                              o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
   CLEC Residence-Resale / BST Residence-Retail
   CLEC Business-Resale / BST Business-Retail
   CLEC Design-Resale / BST Design-Retail
   CLEC PBX, Centrex, and ISDN Resale/ BST PBX, Centrex, and ISDN Retail
   CLEC Trunking-Resale / BST Trunking-Retail
   UNEs - (See Appendix D)
--------------------------------------------------------------------------------
                                            Revision Date: 02/22/00 (see)

                                                                   Attachment 10
                                                                         Page 34

MAINTENANCE  & REPAIR

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   M&R-2. CUSTOMER TROUBLE REPORT RATE
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Initial and repeated customer direct or referred troubles reported within a calendar month per 100 lines/ circuits in service.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trouble tickets canceled at the CLEC request.
   o  BST trouble reports associated with administrative service.
   o  Customer provided Equipment (CPE) troubles or CLEC equipment troubles.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Customer Trouble Report Rate is computed by accumulating the number of maintenance initial and repeated trouble reports during the reporting period. The resulting number of trouble reports are divided by the total "number of service" lines, ports or combination that exist for the CLEC's and BST respectively at the end of the report month.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Customer Trouble Report Rate = (Count of Initial and Repeated Trouble Reports in the Current Period) / (Number of Service Access Lines in service at End of the Report Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  CLEC Company Name                       o  BST Company Code
   o  Ticket Submission Date & Time           o  Ticket Submission Date & Time
      (TICKET_ID)                             o  Ticket Completion Date
   o  Ticket Completion Date (CMPLTN_DT)      o  Service Type
   o  Service Type (CLASS_SVC_DESC)           o  Disposition and Cause (Non-
   o  Disposition and Cause  (CAUSE_CD &         Design / Non-Special Only)
      CAUSE_DESC)                             o  Trouble Code (Design and
   o  # Service Access Lines in Service          Trunking Services)
      at the end of period                    o  # Service Access Lines in
   o  Geographic Scope                           Service at the end of period
                                              o  Geographic Scope

NOTE: Code in parentheses is the
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence-Resale / BST Residence -Retail
   CLEC Business-Resale / BST Business-Retail
   CLEC Design-Resale / BST Design-Retail
   CLEC PBX, Centrex and ISDN Resale/ BST PBX, Centrex, and ISDN Retail
   CLEC Trunking-Resale / BST Trunking-Retail
   UNEs - (See Appendix D)
--------------------------------------------------------------------------------

                                            Revision Date: 02/22/00 (see)

                                                                   Attachment 10
                                                                         Page 35

MAINTENANCE & REPAIR

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   M&R-3. MAINTENANCE AVERAGE DURATION
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   The Average duration of Customer Trouble Reports from the receipt of the Customer Trouble Report to the time the trouble report is cleared.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trouble reports canceled at the CLEC request
   o  BST trouble reports associated with administrative service
   o  Customer Provided Equipment (CPE) troubles or CLEC Equipment Troubles.
   o  Trouble reports greater than 10 days
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   For Average Duration the clock starts on the date and time of the receipt of a correct repair request. The clock stops on the date and time the service is restored and the customer notified (when the technician completes the trouble ticket on his/her CAT or work system).

   NOTE:  Customer can be BST or CLEC
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Maintenance Average Duration = O(Date and Time of Service Restoration) - (Date and Time Trouble Ticket was Opened) / O(Total Closed Troubles in the reporting period)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  BST Aggregate
   o  CLEC Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Total Tickets (LINE_NBR)                o  Total Tickets
   o  CLEC Company  Name                      o  BST Company Code
   o  Ticket Submission Date & Time           o  Ticket Submission Date
      (TIME_ID)                               o  Ticket submission Time
   o  Ticket Completion Date (CMPLTN_DT       o  Ticket completion Date
   o  Service Type (CLASS_SVC_DESC)           o  Ticket Completion Time
   o  Disposition and Cause (CAUSE_CD &       o  Total Duration Time
      CAUSE_DESC)                             o  Service Type
   o  Geographic Scope                        o  Disposition and Cause (Non -
                                                 Design /Non-Special Only)
NOTE: Code in parentheses is the              o  Trouble Code (Design and
      corresponding header found in the          Trunking Services)
      raw data file.                          o  Geographic Scope
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence-Resale / BST Residence-Resale
   CLEC Business-Resale / BST Business-Retail
   CLEC Design-Resale / BST Design-Retail
   CLEC PBX, Centrex and ISDN Resale / BST PBX, Centrex and ISDN Retail
   CLEC Trunking-Resale /BST Trunking-Retail
   UNEs - (See Appendix D)
--------------------------------------------------------------------------------

                                            Revision Date: 02/22/00 (see)

                                                                   Attachment 10
                                                                         Page 36

MAINTENANCE & REPAIR

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   M&R-4.  PERCENT REPEAT TROUBLES WITHIN 30 DAYS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Trouble reports on the same line/circuit as a previous trouble report received within 30 calendar days as a percent of total troubles reported.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trouble Reports canceled at the CLEC request
   o  BST Trouble Reports associated with administrative service
   o  Customer Provided Equipment (CPE) Troubles or CLEC Equipment Troubles.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Includes Customer trouble reports received within 30 days of an original Customer trouble report.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Percent Repeat Troubles within 30 Days = (Count of Customer Troubles where more than one trouble report was logged for the same service line within a continuous 30 days) / ( Total Trouble Reports Closed in Reporting Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Total Tickets (LINE_NBR)                o  Total Tickets
   o  CLEC Company Name                       o  BST Company Code
   o  Ticket Submission Date & Time           o  Ticket Submission Date
      (TICKET_ID)                             o  Ticket Submission Time
   o  Ticket Completion Date (CMPLTN_DT)      o  Ticket Completion Date
   o  Total and Percent Repeat Trouble        o  Ticket Completion Time
      Reports within 30 Days (TOT_REPEAT)     o  Total and Percent Repeat
   o  Service Type                               Trouble Reports within 30 Days
   o  Disposition and Cause (CAUSE_CD &       o  Service Type
      CAUSE_DESC)                             o  Disposition and Cause (Non -
   o  Geographic Scope                           Design/Non-Special only)
                                              o  Trouble Code (Design and
NOTE: Code parentheses is the                    Trunking Services)
      corresponding header format found       o  Geographic Scope
      in the raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence-Resale / BST Residence-Retail
   CLEC Business- Resale / BST Business-Retail
   CLEC Design-Resale / BST Design-Retail
   CLEC PBX, Centrex and ISDN Resale / BST PBX, Centrex and ISDN Retail
   CLEC Trunking-Resale / BST Trunking-Retail
   UNEs - Retail Analog (See Appendix D)
--------------------------------------------------------------------------------
                                            Revision date: 02/22/00 (see)

                                                                   Attachment 10
                                                                         Page 37

MAINTENANCE & REPAIR

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   M&R-5. OUT OF SERVICE (OOS) > 24 HOURS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   For Out of Service Troubles (no dial tone, cannot be called or cannot call out) the percentage of troubles cleared in excess of 24 hours. (All design services are considered to be out of service).
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trouble Reports canceled at the CLEC request
   o  BST Trouble Reports associated with administrative service
   o  Customer Provided Equipment (CPE) Troubles or CLEC Equipment Troubles.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Customer Trouble reports that are out of service and cleared in excess of 24 hours. The clock begins when the trouble report is created in LMOS and the trouble is counted if the time exceeds 24 hours.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Out of Service (OOS) > 24 hours = ( Total Troubles OOS > 24 Hours) / Total OOS Troubles in Reporting Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  BST Aggregate
   o  CLEC Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Total Tickets                           o  Total Tickets
   o  CLEC Company Name                       o  BST Company Code
   o  Ticket Submission Date & Time           o  Ticket Submission Date
      (TICKET_ID)                             o  Ticket Submission time
   o  Ticket Completion Date (CMPLTN_DT       o  Ticket Completion Date
   o  Percentage of Customer Troubles         o  Ticket Completion Time
      out of                                  o  Percent of Customer Troubles
   o  Service > 24 Hours (OOS>24_FLAG)           out of Service > 24 Hours
   o  Service type (CLASS_SVC_DESC)           o  Service type
   o  Disposition and Cause (CAUSE_CD &       o  Disposition and Cause (Non -
      CAUSE-DESC)                                Design/Non-Special only)
   o  Geographic Scope                        o  Trouble Code (Design and
                                                 Trunking Services)
NOTE: Code in parentheses is the              o  Geographic Scope
      corresponding header found in the
      raw data file.
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Residence-Resale / BST Residence- Retail
   CLEC Business- Resale / BST Business-Retail
   CLEC Design-Resale / BST Design-Retail
   CLEC PBX, Centrex and ISDN Resale / BST PBX, Centrex and ISDN Retail
   CLEC Trunking-Resale /BST Trunking- Retail
   UNEs Retail Analog - (See Appendix D)
--------------------------------------------------------------------------------

                                            Revision Date: 02/22/00 (see)

                                                                   Attachment 10
                                                                         Page 38

MAINTENANCE & REPAIR

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   M&R-6. AVERAGE ANSWER TIME - REPAIR CENTERS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measures the average time a customers is in Que.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   This measure is designed to measure the time required for CLEC & BST from the time of the ACD choice to the time of being answered. The clock starts when the CLEC Rep makes a choice to be put in queue for the next repair attendant and the clock stops when the repair attendant answers the call.

   (NOTE:  The Column is a combined BST Residence and Business number)
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   Region. CLEC/BST Service Centers and BST Repair Centers are regional.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Average Answer Time for BST's Repair Centers = (Time BST Repair Attendant Answers Call) - (Time of entry into queue until ACD Selection) / (Total number of calls by reporting period)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  CLEC Average Answer Time                o  BST Average Answer Time
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   For CLEC, Average Answer Times in UNE Center and BRMC are comparable to the Average Answer Times in the BST Repair Centers.

   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/22/00 (see)

                                                                   Attachment 10
                                                                         Page 39

BILLING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   B-1. INVOICE ACCURACY
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measure provides the percentage of accuracy of the billing invoices rendered to CLECs during the current month.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o Adjustments not related to billing errors (e.g., credits for service outage, special promotion credits, adjustments to satisfy the customer)
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The accuracy of billing invoices delivered by BST to the CLEC must enable them to provide a degree of billing accuracy comparative to BST bills rendered to retail customers BST. CLECs request adjustments on bills determined to be incorrect. The BellSouth Billing verification process includes manually analyzing a sample of local bills from each bill period. The bill verification process draws from a mix of different customer billing options and types of service. An end-to-end auditing process is performed for new products and services. Internal measurements and controls are maintained on all billing processes.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   INVOICE ACCURACY = (Total Billed Revenues during current month) - (Billing Related Adjustments during current month) / Total Billed Revenues during current month X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION :
--------------------------------------------------------------------------------
   o  Product /  Invoice Type
      >> Resale
      >> UNE
      >> Interconnection
   o  Geographic Scope
      >> Region
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Invoice Type                            o  Retail Type
   o  Total Billed Revenue                       >> CRIS
   o  Billing Related Adjustments                >> CABS
                                              o  Total Billed Revenue
                                              o  Billing Related Adjustments
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
   CLEC Invoice Accuracy is comparable to BST Invoice Accuracy
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (dg)

                                                                   Attachment 10
                                                                         Page 40

BILLING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   B-2. MEAN TIME TO DELIVER INVOICES
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measure provides the mean interval for billing invoices
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   Any invoices rejected due to formatting or content errors.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Measures the mean interval for timeliness of billing records delivered to CLECs in an agreed upon format. CRIS-based invoices are measured in business days, and CABS-based invoices in calendar days.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   MEAN TIME TO DELIVER INVOICES = O_[(Invoice Transmission Date)- (Close Date of Scheduled Bill Cycle)] / (Count of Invoices Transmitted in Reporting Period)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Product /  Invoice Type
      >> Resale
      >> UNE
      >> Interconnection
   o  Geographic Scope
      >> Region
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Invoice Type                            o  Retail Type
   o  Invoice Transmission Count                 >> CRIS
   o  Date of Scheduled Bill Close               >> CABS
                                              o  Invoice Transmission Count
                                              o  Date of Scheduled Bill Close
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CRIS-based invoices will be released for delivery within six (6) business days CABS-based invoices will be released for delivery within eight (8) calendar days. CLEC Average Delivery Intervals for both CRIS and CABS Invoices are comparable to BST Average delivery for both systems.
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (dg)

                                                                   Attachment 10
                                                                         Page 41

BILLING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   B-3. USAGE DATA DELIVERY ACCURACY
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measurement captures the percentage of recorded usage that is delivered error free and in an acceptable format to the appropriate Competitive Local Exchange Carrier (CLEC). These percentages will provide the necessary data for use as a comparative measurement for BellSouth performance. This measurement captures Data Delivery Accuracy rather than the accuracy of the individual usage recording.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The accuracy of the data delivery of usage records delivered by BST to the CLEC must enable them to provide a degree of accuracy comparative to BST bills rendered to their retail customers. If errors are detected in the delivery process, they are investigated, evaluated and documented. Errors are corrected and the data retransmitted to the CLEC.
--------------------------------------------------------------------------------
CALCULATIONS:
--------------------------------------------------------------------------------
   USAGE DATA DELIVERY ACCURACY = O[(Total number of usage data packs sent during current month) - (Total number of usage data packs requiring retransmission during current month)] / (Total number of usage data packs sent during current month) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Geographic Scope
      >> Region
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Record Type                             o  Record Type
      >> BellSouth Recorded
      >> Non BellSouth Recorded
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Usage Data Delivery Accuracy is comparable to BST Usage Data Delivery Accuracy See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (dg)

                                                                   Attachment 10
                                                                         Page 42

BILLING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   B-4. USAGE DATA DELIVERY COMPLETENESS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measurement provides percentage of complete and accurately recorded usage data (usage recorded by BellSouth and usage recorded by other companies and sent to BST for billing) that is processed and transmitted to the CLEC within thirty (30) days of the message recording date. A parity measure is also provided showing completeness of BST messages processed and transmitted via CMDS. BellSouth delivers its own retail usage from recording location to billing location via CMDS as well as delivering billing data to other companies. Timeliness, Completeness and Mean Time to Deliver Usage measures are reported on the same report.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The purpose of these measurements is to demonstrate the level of quality of usage data delivered to the appropriate CLEC. Method of delivery is at the option of the CLEC.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Usage Data Delivery Completeness = O(Total number of Recorded usage records delivered during the current month that are within thirty (30) days of the message recording date) / O(Total number of Recorded usage records delivered during the current month) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  CLEC Aggregate
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Geographic Scope
      >> Region
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Monthly
   o  Record Type                             o  Record Type
      >> BellSouth Recorded
      >> Non BellSouth Recorded
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   CLEC Usage Delivery Completeness is comparable to BST Usage Delivery Completeness
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (dg)

                                                                   Attachment 10
                                                                         Page 43

BILLING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   B-5. USAGE DATA DELIVERY TIMELINESS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measurement provides a percentage of recorded usage data (usage recorded by BST and usage recorded by other companies and sent to BST for billing) that is delivered to the appropriate CLEC within six (6) calendar days from the receipt of the initial recording. A parity measure is also provided showing timeliness of BST messages processed and transmitted via CMDS. Timeliness, Completeness and Mean Time to Deliver Usage measures are reported on the same report.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The purpose of this measurement is to demonstrate the level of timeliness for processing and transmission of usage data delivered to the appropriate CLEC. The usage data will be mechanically transmitted or mailed to the CLEC data processing center once daily. The Timeliness interval of usage recorded by other companies is measured from the date BST receives the records to the date BST distributes to the CLEC. Method of delivery is at the option of the CLEC.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Usage Data Delivery Timeliness = O(Total number of usage records sent within six (6) calendar days from initial recording/receipt) / O(Total number of usage records sent) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Aggregate
   o  CLEC Specific
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Geographic Scope
      >> Region
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Monthly
   o  Record Type                             o  Record Type
      >> BellSouth Recorded
      >> Non-BellSouth Recorded
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
CLEC Usage Data Delivery Timeliness is comparable to BST Usage Data Delivery Timeliness
See Appendix D
--------------------------------------------------------------------------------

                                            Revision date: 02/28/00 (dg)

                                                                   Attachment 10
                                                                         Page 44

BILLING

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   B-6. MEAN TIME TO DELIVER USAGE
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   This measurement provides the average time it takes to deliver Usage Records to a CLEC. A parity measure is also provided showing timeliness of BST messages processed and transmitted via CMDS. Timeliness, Completeness and Mean Time to Deliver Usage measures are reported on the same report.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The purpose of this measurement is to demonstrate the average number of days it takes BST to deliver Usage data to the appropriate CLEC. Usage data is mechanically transmitted or mailed to the CLEC data processing center once daily. Method of delivery is at the option of the CLEC.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Mean Time to Deliver Usage = O_(Record volume X estimated number of days to deliver the Usage Record) / total record volume
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Aggregate
   o  CLEC Specific
   o  BST Aggregate
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o  Geographic Scope
      >> Region
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE:                                PERFORMANCE:
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Monthly
   o  Record Type                             o  Record Type
      >> BellSouth Recorded
      >> Non-BellSouth Recorded
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   Mean Time to Deliver Usage to CLEC is comparable to Mean Time to Deliver Usage to BST See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (dg)

                                                                   Attachment 10
                                                                         Page 45

OPERATOR SERVICES

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   OS-1. SPEED TO ANSWER PERFORMANCE/AVERAGE SPEED TO ANSWER - TOLL
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measurement of the average time in seconds calls wait before answered by a toll operator.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   Calls abandoned by customers are not reflected in the average speed to answer but are reflected in the conversion tables where the percent answered within "X" seconds is determined.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The call waiting measurement scan starts when the customer enters the queue and ends when a BST representative answers the call. The average speed to answer is determined by measuring and accumulating the seconds of wait time from the entry of a customer into the BST call management system queue until the customer is transferred to a BST representative. No distinction is made between CLEC customers and BST customers.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   The Average Speed to Answer for toll is calculated by using data from monthly system measurement reports taken from the centralized call routing switches. The "total call waiting seconds" is a sub-component of this measure which BST systems calculate by monitoring the number of calls in queue throughout the day multiplied by the time (in seconds) between monitoring events. The "total calls served" is the other sub-component of this measure, which BST systems record as the total number of calls handled by Operator Services toll centers. Since calls abandoned are not reflected in the calculation, the percent answered within the required timeframe is determined by using conversion tables with input for the abandonment rate.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Reported for the aggregate of BST and CLECs
      >> State
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED (ON AGGREGATE BASIS)
--------------------------------------------------------------------------------
   For the items below, BST's Performance Measurement Analysis Platform (PMAP) receives a final computation; therefore, no raw data file is available in PMAP.
   o  Month
   o  Call Type (Toll)
   o  Average Speed of Answer
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
   Parity by Design
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                    Attachment10
                                                                         Page 46

OPERATOR SERVICES

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   OS-2. SPEED TO ANSWER PERFORMANCE/PERCENT ANSWERED WITHIN "X" SECONDS - TOLL
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measurement of the percent of toll calls that are answered in less than "X" seconds. The number of seconds represented by "X" is thirty, except where a different regulatory benchmark has been set against the Average Speed to Answer by a State Commission.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   Calls abandoned by customers are not reflected in the average speed to answer but are reflected in the conversion tables where the percent answered within "X" seconds is determined.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The call waiting measurement scan starts when the customer enters the queue and ends when a BST representative answers the call. The average speed to answer is determined by measuring and accumulating the seconds of wait time from the entry of a customer into the BST call management system queue until the customer is transferred to a BST representative. No distinction is made between CLEC customers and BST customers.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   The Percent Answered within "X" Seconds measurement for toll is derived by using the BellCore Statistical Answer Conversion Tables, to convert the Average Speed to Answer measure into a percent of calls answered within "X" seconds. The BellCore Conversion Tables are specific to the defined parameters of work time, number of operators, max queue size and call abandonment rates.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Reported for the aggregate of BST and CLECs
      >> State
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED (ON AGGREGATE BASIS)
--------------------------------------------------------------------------------
   For the items below, BST's Performance Measurement Analysis Platform (PMAP) receives a final computation; therefore, no raw data file is available in PMAP.
   o  Month
   o  Call Type (Toll)
   o  Average Speed of Answer
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
Parity by Design
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                   Attachment 10
                                                                         Page 47

OPERATOR SERVICES

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   OS-3. SPEED TO ANSWER PERFORMANCE/AVERAGE SPEED TO ANSWER - DIRECTORY
         ASSISTANCE (DA)
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measurement of the average time in seconds calls wait before answer by a DA operator.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   Calls abandoned by customers are not reflected in the average speed to answer but are reflected in the conversion tables where the percent answered within "X" seconds is determined.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The call waiting measurement scan starts when the customer enters the queue and ends when a BST representative answers the call. The average speed to answer is determined by measuring and accumulating the seconds of wait time from the entry of a customer into the BST call management system queue until the customer is transferred to a BST representative. No distinction is made between CLEC customers and BST customers.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   The Average Speed to Answer for DA is calculated by using data from monthly system measurement reports taken from the centralized call routing switches. The "total call waiting seconds" is a sub-component of this measure which BST systems calculate by monitoring the number of calls in queue throughout the day multiplied by the time (in seconds) between monitoring events. The "total calls served" is the other sub-component of this measure, which BST systems record as the total number of calls handled by Operator Services DA centers. Since calls abandoned are not reflected in the calculation, the percent answered within the required timeframe is determined by using conversion tables with input for the abandonment rate.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Reported for the aggregate of BST and CLECs
      >> State
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED (ON AGGREGATE BASIS)
--------------------------------------------------------------------------------
   For the items below, BST's Performance Measurement Analysis Platform (PMAP) receives a final computation; therefore, no raw data file is available in PMAP.
   o  Month
   o  Call Type (DA)
   o  Average Speed of Answer
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
Parity by Design
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                   Attachment 10
                                                                         Page 48

OPERATOR SERVICES

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   OS-4. SPEED TO ANSWER PERFORMANCE/PERCENT ANSWERED WITHIN "X" SECONDS -
         DIRECTORY ASSISTANCE (DA)
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measurement of the percent of DA calls that are answered in less than "X" seconds. The number of seconds represented by "X" is twenty, except where a different regulatory benchmark has been set against the Average Speed to Answer by a State Commission.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   Calls abandoned by customers are not reflected in the average speed to answer but are reflected in the conversion tables where the percent answered within "X" seconds is determined.
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The call waiting measurement scan starts when the customer enters the queue and ends when a BST representative answers the call. The average speed to answer is determined by measuring and accumulating the seconds of wait time from the entry of a customer into the BST call management system queue until the customer is transferred to a BST representative. No distinction is made between CLEC customers and BST customers.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   The Percent Answered within "X" Seconds measurement for DA is derived by using the BellCore Statistical Answer Conversion Tables, to convert the Average Speed to Answer measure into a percent of calls answered within "X" seconds. The BellCore Conversion Tables are specific to the defined parameters of work time, number of operators, max queue size and call abandonment rates.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Reported for the aggregate of BST and CLECs
      >> State
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED (ON AGGREGATE BASIS)
--------------------------------------------------------------------------------
   For the items below, BST's Performance Measurement Analysis Platform (PMAP) receives a final computation; therefore, no raw data file is available in PMAP.
   o  Month
   o  Call Type (DA)
   o  Average Speed of Answer
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
Parity by Design
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                   Attachment 10
                                                                         Page 49

E911

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   E-1. TIMELINESS
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the percentage of batch orders for E911 database updates (to CLEC resale and BST retail records) processed successfully within a 24-hour period.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Any resale order canceled by a CLEC
   o  Facilities-based CLEC orders
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The 24-hour processing period is calculated based on the date and time processing starts on the batch orders and the date and time processing stops on the batch orders. Mechanical processing starts when SCC (BST's E911 vendor) receives E911 files containing batch orders extracted from BST's Service Order Communication System (SOCS). Processing stops when SCC loads the individual records to the E911 database. No distinctions are made between CLEC resale records and BST retail records.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   E911 Timeliness = O (Number of batch orders processed within 24 hours / Total number of batch orders submitted) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o Reported for the aggregate of CLEC resale updates and BST retail updates >> State
      >> Region
--------------------------------------------------------------------------------
LEVELS OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED
--------------------------------------------------------------------------------
   o  Report month
   o  Aggregate data
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
Parity by Design
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                   Attachment 10
                                                                         Page 50

E911

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   E-2. ACCURACY
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the individual E911 telephone number (TN) record updates (to CLEC resale and BST retail records) processed successfully for E911 with no errors.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Any resale order canceled by a CLEC
   o  Facilities-based CLEC orders
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Accuracy is based on the number of records processed without error at the conclusion of the processing cycle. Mechanical processing starts when SCC (BST's E911 vendor) receives E911 files containing telephone number (TN) records extracted from BST's Service Order Communication System (SOCS). No distinctions are made between CLEC resale records and BST retail records.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   E911 Accuracy = O(Number of record individual updates processed with no errors / Total number of individual record updates) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o Reported for the aggregate of CLEC resale updates and BST retail updates >> State
      >> Region
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED
--------------------------------------------------------------------------------
   o  Report month
   o  Aggregate data
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
Parity by Design
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                   Attachment 10
                                                                         Page 51

E911

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   E-3. MEAN INTERVAL
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the mean interval processing of E911 batch orders (to update CLEC resale and BST retail records).
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Any resale order canceled by a CLEC
   o  Facilities-based CLEC orders
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The processing period is calculated based on the date and time processing starts on the batch orders and the date and time processing stops on the batch orders. Data is posted in 4-hour increments up to and beyond 24 hours. No distinctions are made between CLEC resale records and BST retail records.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   E911 Mean Interval = O (Date and time of batch order completion - Date and time of batch order submission) / (Number of batch orders completed)
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o Reported for the aggregate of CLEC resale updates and BST retail updates >> State
      >> Region
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   None
--------------------------------------------------------------------------------
DATA RETAINED (ON AGGREGATE BASIS)
--------------------------------------------------------------------------------
   o  Report month
   o  Aggregate data
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK
--------------------------------------------------------------------------------
Parity by Design
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tg)

                                                                   Attachment 10
                                                                         Page 52
TRUNK GROUP PERFORMANCE

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   TGP-1. TRUNK GROUP PERFORMANCE-AGGREGATE
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   A report of aggregate blocking information for CLEC trunk groups and BellSouth trunk groups.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trunk Groups for which valid data is not available for an entire study period
   o  Duplicate trunk group information
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   o Aggregate blocking results are created using the statistical analysis package and are output into Excel with separate table for each geographic area.

   o For each geographic area, plots are generated for: a) the monthly blocking by hour for each affecting group (BellSouth or CLEC), and b) the difference between BellSouth blocking data and CLEC blocking data is calculated and plotted.

   o The TCBH blocking is calculated by determining the monthly averaging blocking for each hour for each trunk. The hour with the highest usage is selected as the TCBH and the blocking for that hour is reported.

   o Trunk Categorization: This report displays, over a reporting cycle, aggregate, weighted average blocking data for each hour of a day. Therefore, for each reporting cycle, 24 blocking data points are generated for two aggregate groups of selected trunk groups. These groups are CLEC affecting and BellSouth affecting trunk groups. In order to assign trunk groups to each aggregate group, all trunk groups are first assigned to a category. A trunk group's end points and the type of traffic that is transmitted on it define a category. Selected categories of trunk groups are assigned to the aggregate groups to that trunk reports can be generated. The categories to which trunk groups have been assigned for this report are as follows:

   CLEC AFFECTING CATEGORIES:

                           Point A                     Point B
                           -------                     -------
   Category 1:      BellSouth End Office        BellSouth Access Tandem
   Category 3:      BellSouth End Office        CLEC Switch
   Category 4:      BellSouth Local Tandem      CLEC Switch
   Category 5:      BellSouth Access Tandem     CLEC Switch
   Category 10:     BellSouth End Office        BellSouth Local Tandem
   Category 16:     BellSouth Tandem            BellSouth Tandem

   BELLSOUTH AFFECTING CATEGORY:

                           POINT A                     POINT B
   Category 9:      BellSouth End Office        BellSouth End Office

--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 53

TRUNK GROUP PERFORMANCE - (TRUNK GROUP PERFORMANCE-AGGREGATE - CONTINUED)

--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   MONTHLY WEIGHTED AVERAGE BLOCKING:
   (Blocking data for each hour X number of valid measurement days within each week) / O (Total number of valid measurement days within each week)

   Example:                    Week 1    Week 2     Week 3     Week 4    Monthly
        Hour                   ------    ------     ------     ------    -------

          1       Blocking       1%       0.5%         2%       1.5%       1.8%
                  # Days         7          7          5          6

          2       Blocking       0%         0%       0.2%       0.3%        .1%
                  # Days         7          5          5          7

          3       Blocking       1%         1%       0.5%         2%       1.1%
                  # Days         7          7          7          7

         24       Blocking       1%       0.5%         2%       1.5%       1.2%
                  # Days         7          7          5          6

   The monthly weighted average blocking for hour 1 for a particular trunk group is calculated as follows:
   (1X5)+(0.5X5)+(2X4)+(1.5X4)     =     1.2%
   ---------------------------
            (5+5+4+4)

--------------------------------------------------------------------------------
   Aggregate Monthly Blocking:

   (Monthly weighted average blocking value for each trunk group) X (number of trunks within each trunk group) / O (number of trunks in the aggregate group)

   Example: Trunk   Trunks in  Blocking  Blocking  Blocking  Blocking   Blocking
            Group    Service    Hour 1    Hour 2    Hour 3    Hour 4  ...Hour 24
            ------  ---------  --------  --------  --------  --------   --------
              A         24        3%         0%       1%         0%          0%
              B        144        2%         0%       1%       0.5%        0.5%
              C        528        0%       0.5%       1%         1%          1%
              D        316        1%         0%       1%       0.1%          0%
              E        940        1%         1%       4%         0%          0%
            --------------------------------------------------------------------
            Aggregate           0.8%       0.6%     2.4%       0.3%        0.3%

   The aggregate weighted monthly blocking for hour 1 is calculated as follows:
   (3X24)+(2X144)+(0X528)+(1X316)+(1X940)     =     0.8%
   --------------------------------------
            (24+144+528+316+940)

   The purpose of the Trunk Group Performance Report is to provide trunk blocking measurements on CLEC and BST trunk groups for comparison only. It is not the intent of the report that it be used for network management and/or engineering.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Aggregate
      >> State
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   Trunk Group
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Total Trunk Groups                      o  Total Trunk Groups
   o  Number of Trunk Groups by CLEC          o  Aggregate Hourly average
   o  Hourly average blocking per trunk          blocking
      group
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   Any 2 hour period in 24 hours where CLEC blockage exceeds BST blockage by more than 0.5% = a miss using trunk groups 1, 3, 4, 5, 10, 16 for CLECs and 9 for BST.
--------------------------------------------------------------------------------
                                            Revision Date: 02/28/00 (tm)

                                                                   Attachment 10
                                                                         Page 54

TRUNK GROUP PERFORMANCE
--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   TGP-2. TRUNK GROUP PERFORMANCE-CLEC SPECIFIC
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   A report of blocking information for CLEC trunk groups.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trunk Groups for which valid data is not available for an entire study period
   o  Duplicate trunk group information
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   o Aggregate blocking results are created using the statistical analysis package and are output into Excel with separate table for each geographic area.

   o For each geographic area, plots are generated for the monthly blocking by hour

   o The TCBH blocking is calculated by determining the monthly averaging blocking for each hour for each trunk. The hour with the highest usage is selected as the TCBH and the blocking for that hour is reported.

   o Trunk Categorization: This report displays, over a reporting cycle, aggregate, weighted average blocking data for each hour of a day. Therefore, for each reporting cycle, 24 blocking data points are generated for CLEC trunk groups. In order to assign trunk groups to the CLEC group, all trunk groups are first assigned to a category. A trunk group's end points and the type of traffic that is transmitted on it define a category. Selected categories of trunk groups are assigned to the aggregate groups to that trunk reports can be generated. The categories to which trunk groups have been assigned for this report are as follows:

   CLEC AFFECTING CATEGORIES:

                           Point A                     Point B
                           -------                     -------
   Category 1:      BellSouth End Office        BellSouth Access Tandem
   Category 3:      BellSouth End Office        CLEC Switch
   Category 4:      BellSouth Local Tandem      CLEC Switch
   Category 5:      BellSouth Access Tandem     CLEC Switch
   Category 10:     BellSouth End Office        BellSouth Local Tandem
   Category 16:     BellSouth Tandem            BellSouth Tandem

--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 55

TRUNK GROUP PERFORMANCE - (TRUNK GROUP PERFORMANCE-CLEC SPECIFIC - CONTINUED)

--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   MONTHLY WEIGHTED AVERAGE BLOCKING:
   (Blocking data for each hour X number of valid measurement days within each week) / O (Total number of valid measurement days within each week)

   Example:                    Week 1    Week 2     Week 3     Week 4    Monthly
        Hour                   ------    ------     ------     ------    -------

          1       Blocking       1%       0.5%         2%       1.5%       1.8%
                  # Days         7          7          5          6

          2       Blocking       0%         0%       0.2%       0.3%        .1%
                  # Days         7          5          5          7

          3       Blocking       1%         1%       0.5%         2%       1.1%
                  # Days         7          7          7          7          5

         24       Blocking       1%       0.5%         2%       1.5%       1.2%
                  # Days         7          7          5          6

   The monthly weighted average blocking for hour 1 for a particular trunk group is calculated as follows:
   (1X5)+(0.5X5)+(2X4)+(1.5X4)     =     1.2%
   ---------------------------
            (5+5+4+4)

--------------------------------------------------------------------------------
   Aggregate Monthly Blocking:
   (Monthly weighted average blocking value for each trunk group) X (number of trunks within each trunk group) / O (number of trunks in the aggregate group)

   Example: Trunk   Trunks in  Blocking  Blocking  Blocking  Blocking   Blocking
            Group    Service    Hour 1    Hour 2    Hour 3    Hour 4  ...Hour 24
            ------  ---------  --------  --------  --------  --------   --------
              A         24        3%         0%       1%         0%          0%
              B        144        2%         0%       1%       0.5%        0.5%
              C        528        0%       0.5%       1%         1%          1%
              D        316        1%         0%       1%       0.1%          0%
              E        940        1%         1%       4%         0%          0%
            --------------------------------------------------------------------
            Aggregate           0.8%       0.6%     2.4%       0.3%        0.3%

   The aggregate weighted monthly blocking for hour 1 is calculated as follows:
   (3X24)+(2X144)+(0X528)+(1X316)+(1X940)     =     0.8%
   --------------------------------------
            (24+144+528+316+940)

   The purpose of the Trunk Group Performance Report is to provide trunk blocking measurements on CLEC and BST trunk groups for comparison only. It is not the intent of the report that it be used for network management and/or engineering.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  CLEC Specific
   o  Trunk Group
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   Trunk Group
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report Month                            o  Report Month
   o  Total Trunk Groups                      o  Total Trunk Groups
   o  Number of Trunk Groups by CLEC          o  Aggregate Hourly average
   o  Hourly average blocking per trunk          blocking
      group
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   Any 2 hour period in 24 hours where CLEC blockage exceeds BST blockage by more than 0.5% = a miss using trunk groups 1, 3, 4, 5, 10, 16 for CLECs and 9 for BST.
--------------------------------------------------------------------------------
                                            Revision Date: 02/28/00 (tm)

                                                                   Attachment 10
                                                                         Page 56

TRUNK GROUP PERFORMANCE

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   TGP-3. TRUNK GROUP SERVICE REPORT
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   A report of the percent blocking above the Measured Blocking Threshold (MBT) on all final trunk groups between CLEC Points of Termination and BST end offices or tandems.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trunk groups for which valid traffic data is not available
   o  High use trunk groups
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Traffic trunking data measurements are validated and processed by the Total Network Data System/Trunking (TNDS/TK), a Telcordia (BellCore) supported application, on an hourly basis for Average Business Days (Monday through Friday). The traffic load sets, including offered load and observed blocking ratio (calls blocked divided by calls attempted), are averaged for a 20 day period, and the busy hour is selected. The busy hour average data for each trunk group is captured for reporting purposes. Although all trunk groups are available for reporting, the report highlight those trunk groups with blocking greater than the Measured Blocking Threshold (MBT) and the number of consecutive monthly reports that the trunk group blocking has exceeded the MBT. The MBT for CTTG is 2% and the MBT for all other trunk groups is 3%.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Measured blocking = (Total number of blocked calls) / (Total number of attempted calls) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  BST Aggregate
      >> CTTG
      >> Local
   o  CLEC Aggregate
      >> BST Administered CLEC Trunk
      >> CLEC Administered CLEC Trunk
   o  CLEC Specific
      >> BST Administered CLEC Trunk
      >> CLEC Administered CLEC Trunk
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   State
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report month                            o  Report month
   o  Total trunk groups                      o  Total trunk groups
   o  Total trunk groups for which data       o  Total trunk groups for which
      is available                               data is available
   o  Trunk groups with blocking greater      o  Trunk groups with blocking
      than the MBT                               greater than the MBT
   o  Percent of trunk groups with            o  Percent of trunk groups with
      blocking greater than the MBT              blocking greater than the MBT
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
CLEC Trunk Blockage/BST Trunk Blockage
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tm)

                                                                   Attachment 10
                                                                         Page 57

TRUNK GROUP PERFORMANCE

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   TGP-4. TRUNK GROUP SERVICE DETAIL
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   A detailed list of all final trunk groups between CLEC Points of Presence and BST end offices or tandems, and the actual blocking performance when the blocking exceeds the Measured Blocking Threshold (MBT) for the trunk groups.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Trunk groups for which valid traffic data is not available
   o  High use trunk groups
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   Traffic trunking data measurements are validated and processed by the Total Network Data System/Trunking (TNDS/TK), a Telcordia (Bellcore) supported application, on an hourly basis for Average Business Days (Monday through Friday). The traffic load sets, including offered load and observed blocking ratio (calls blocked divided by calls attempted), are averaged for a 20 day period, and the busy hour is selected. The busy hour average data for each trunk group is captured for reporting purposes. Although all trunk groups are available for reporting, the report highlight those trunk groups with blocking greater than the Measured Blocking Threshold (MBT) and the number of consecutive monthly reports that the trunk group blocking has exceeded the MBT. The MBT for CTTG is 2% and the MBT for all other trunk groups is 3%.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Measured Blocking = (Total number of blocked calls) / (Total number of attempted calls) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o. BST Specific                         o  CLEC Specific
      >> .Traffic Identity                    >> Traffic Identity
      >> TGSN                                 >> TGSN
      >> Tandem                               >> Tandem
      >> End Office                           >> CLEC POT
      >> Description                          >> Description
      >> Observed Blocking                    >> Observed Blocking
      >> Busy Hour                            >> Busy Hour
      >> Number Trunks                        >> Number Trunks
      >> Valid study days                     >> Valid study days
      >> Number reports                       >> Number reports
      >> Remarks                              >> Remarks
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   State
--------------------------------------------------------------------------------
DATA RETAINED RELATING TO CLEC             DATA RETAINED RELATING TO BST
EXPERIENCE                                 EXPERIENCE
--------------------------------------------------------------------------------
   o  Report month                            o  Report month
   o  Total trunk groups                      o  Total trunk groups
   o  Total trunk groups for which            o  Total trunk groups for which
      date is available                          data is available
   o  Trunk groups with blocking              o  Trunk groups with blocking
      greater than the MBT                       greater than the MBT
   o  Percent of trunk groups with            o  Percent of trunk groups with
      blocking greater than the MBT              blocking greater than the MBT
   o  Traffic identity, TGSN, end             o  Traffic identity, TGSN, end
      points, description, busy hour,            points, description, busy hour,
      valid study days, number reports           valid study days, number
                                                 reports
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
CLEC Trunk Blockage/BST Blockage
See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 02/28/00 (tm)

                                                                   Attachment 10
                                                                         Page 58

COLLOCATION

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   C-1. AVERAGE RESPONSE TIME
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the average time (counted in business days) from the receipt of a complete and accurate collocation application (including receipt of application fees) to the date BellSouth responds in writing.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Requests to augment previously completed arrangements
   o  Any application cancelled by the CLEC
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The clock starts on the date that BST receives a complete and accurate collocation application accompanied by the appropriate application fee. The clock stops on the date that BST returns a response. The clock will restart upon receipt of changes to the original application request.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Average Response Time = O(Request Response Date) - (Request Submission Date) / Count of Responses Returned within Reporting Period.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Individual CLEC (alias) aggregate
   o  Aggregate of all CLECs
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o State, Region and further geographic disaggregation as required by State Commission Order (e.g. Metropolitan Service Area - MSA)
   o  Virtual
   o  Physical
--------------------------------------------------------------------------------
DATA RETAINED:
--------------------------------------------------------------------------------
   o  Report period
   o  Aggregate data
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 01/27/00 (tg)

                                                                   Attachment 10
                                                                         Page 59

COLLOCATION

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   C-2. AVERAGE ARRANGEMENT TIME
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the average time from the receipt of a complete and accurate Bona Fide firm order (including receipt of appropriate fee) to the date BST completes the collocation arrangement.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Any Bona Fide firm order cancelled by the CLEC
   o  Bona Fide firm orders to augment previously completed arrangements
   o  Time for BST to obtain permits
   o  Time during which the collocation contract is being negotiated
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The clock starts on the date that BST receives a complete and accurate Bona Fide firm order accompanied by the appropriate fee. The clock stops upon submission of the permit request and restarts upon receipt of the approved permit. Changes (affecting the provisioning interval or capital expenditures) that are submitted while provisioning is in progress may alter the completion date. The clock stops on the date that BST completes the collocation arrangement.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   Average Arrangement Time = O(Date Collocation Arrangement is Complete) - (Date Order for Collocation Arrangement Submitted) / Total Number of Collocation Arrangements Completed during Reporting Period.
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Individual CLEC (alias) aggregate
   o  Aggregate of all CLECs
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o State, Region and further geographic disaggregation as required by State Commission Order (e.g. Metropolitan Service Area - MSA)
   o  Virtual
   o  Physical
--------------------------------------------------------------------------------
DATA RETAINED:
--------------------------------------------------------------------------------
   o  Report period
   o  Aggregate data
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   See Appendix D
--------------------------------------------------------------------------------

                                            Revision Date: 01/27/00 (tg)

                                                                   Attachment 10
                                                                         Page 60

COLLOCATION

--------------------------------------------------------------------------------
REPORT/MEASUREMENT:
--------------------------------------------------------------------------------
   C-3. PERCENT OF DUE DATES MISSED
--------------------------------------------------------------------------------
DEFINITION:
--------------------------------------------------------------------------------
   Measures the percent of missed due dates for collocation arrangements.
--------------------------------------------------------------------------------
EXCLUSIONS:
--------------------------------------------------------------------------------
   o  Any Bona Fide firm order cancelled by the CLEC
   o  Bona Fide firm orders to augment previously completed arrangements
   o  Time for BST to obtain permits
   o  Time during which the collocation contract is being negotiated
--------------------------------------------------------------------------------
BUSINESS RULES:
--------------------------------------------------------------------------------
   The clock starts on the date that BST receives a complete and accurate Bona Fide firm order accompanied by the appropriate fee. The clock stops on the date that BST completes the collocation arrangement.
--------------------------------------------------------------------------------
CALCULATION:
--------------------------------------------------------------------------------
   % of Due Dates Missed = O (Number of Orders not completed w/i ILEC Committed Due Date during Reporting Period) / Number of Orders Completed in Reporting Period) X 100
--------------------------------------------------------------------------------
REPORT STRUCTURE:
--------------------------------------------------------------------------------
   o  Individual CLEC (alias) aggregate
   o  Aggregate of all CLECs
--------------------------------------------------------------------------------
LEVEL OF DISAGGREGATION:
--------------------------------------------------------------------------------
   o State, Region and further geographic disaggregation as required by State Commission Order (e.g. Metropolitan Service Area-MSA)
   o  Virtual
   o  Physical
--------------------------------------------------------------------------------
DATA RETAINED:
--------------------------------------------------------------------------------
   o  Report period
   o  Aggregate data
--------------------------------------------------------------------------------
RETAIL ANALOG/BENCHMARK:
--------------------------------------------------------------------------------
   90% (less than) = Commit Date
--------------------------------------------------------------------------------

                                            Revision Date: 01/27/00 (tg)

                                                                   Attachment 10
                                                                         Page 61

                          APPENDIX A: REPORTING SCOPE*

--------------------------------------------------------------------------------
STANDARD SERVICE GROUPINGS          PRE-ORDER, ORDERING
                                    >> Resale Residence
                                    >> Resale Business
                                    >> Resale Special
                                    >> Local Interconnection Trunks
                                    >> UNE
                                    >> UNE - Loops w/LNP

                                    PROVISIONING
                                    >> UNE Non-Design
                                    >> UNE Design
                                    >> Local Interconnection Trunks
                                    >> Resale Residence
                                    >> Resale Business
                                    >> Resale Design
                                    >> BST Trunks
                                    >> BST Residence Retail
                                    >> BST Business Retail
                                    >> BST Design Retail

                                    MAINTENANCE AND REPAIR
                                    >> Local Interconnection Trunks
                                    >> UNE Non-Design
                                    >> UNE Design
                                    >> Resale Residence
                                    >> Resale Business
                                    >> Resale Design
                                    >> BST Interconnection Trunks
                                    >> BST Residence Retail
                                    >> BST Business Retail
                                    >> BST Design Retail

                                    LOCAL INTERCONNECTION TRUNK GROUP BLOCKAGE
                                    >> BST CTTG Trunk Groups
                                    >> CLEC Trunk Groups

--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 62

                          APPENDIX A: REPORTING SCOPE*

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STANDARD SERVICE ORDER ACTIVITIES   >> New Service Installations
                                    >> Service Migrations Without Changes
                                    >> Service Migrations With Changes
These are the generic BST/CLEC      >> Move and Change Activities Pre-Ordering,
service order activities which      >> Service Disconnects (Unless noted
are included in the Ordering,          otherwise)
and Provisioning sections of
this document. It is not meant
to indicate specific reporting
categories.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRE-ORDERING QUERY TYPES:           >> Address
                                    >> Telephone Number
                                    >> Appointment Scheduling
                                    >> Customer Service Record
                                    >> Feature Availability

MAINTENANCE QUERY TYPES:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT LEVELS                       >> CLEC RESH
                                    >> CLEC MSA
                                    >> CLEC State
                                    >> CLEC Region
                                    >> Aggregate CLEC State
                                    >> Aggregate CLEC Region
                                    >> BST State
                                    >> BST Region

--------------------------------------------------------------------------------
* Scope is report, data source and system dependent, and, therefore, will differ with each report.

                                                                   Attachment 10
                                                                         Page 63

                   APPENDIX B: GLOSSARY OF ACRONYMS AND TERMS

--------------------------------------------------------------------------------
   A     ACD                        Automatic Call Distributor - A service
                                    that provides status monitoring of agents in a call center and routes high volume incoming telephone calls to available agents while collecting management information on both callers and attendants.

         AGGREGATE                  Sum total of all items in like category,
                                    e.g. CLEC aggregate equals the sum total of all CLECs' data for a given reporting level.

         ASR Access Service Request - A request for access service terminating delivery of carrier traffic into a Local Exchange Carrier's network.

         ATLAS Application for Telephone Number Load Administration System - The BellSouth Operations System used to administer the pool of available telephone numbers and to reserve selected numbers from the pool for use on pending service requests/service orders.

         ATLASTN                    ATLAS software contract for Telephone Number

         AUTO                       The number of LSRs that were electronically
         CLARIFICATION              rejected from LESOG and electronically
                                    returned to the CLEC for correction.

--------------------------------------------------------------------------------
   B     BILLING                    The process and functions by which
                                    billing data is collected and by which
                                    account information is processed in order to render accurate and timely billing.

         BOCRIS Business Office Customer Record Information System - A front-end presentation manager used by BellSouth organizations to access the CRIS database.

         BRC Business Repair Center - The BellSouth Business Systems trouble receipt center which serves large business and CLEC customers.

         BST                        BellSouth Telecommunications, Inc.

--------------------------------------------------------------------------------
   C     CKTID                      A unique identifier for elements combined in
                                    a service configuration

         CLEC                       Competitive Local Exchange Carrier

         CMDS Centralized Message Distribution System - BellCore administered national system used to transfer specially formatted messages among companies.

         COFFI Central Office Feature File Interface - A BellSouth Operations System database which maintains Universal Service Order Code
                                    (USOC) information based on current tariffs.

--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 64

             APPENDIX B: GLOSSARY OF ACRONYMS AND TERMS - CONTINUED

--------------------------------------------------------------------------------
   C     COFIUSOC                   COFFI software contract for feature/service
                                    information

         CRIS Customer Record Information System - The BellSouth proprietary corporate database and billing system for non-access customers and services.

         CRSACCTS                   CRIS software contract for CSR information

         CSR                        Customer Service Record

         CTTG Common Transport Trunk Group - Final trunk groups between BST & Independent end offices and the BST access tandems.

--------------------------------------------------------------------------------
   D     DESIGN                     Design Service is defined as any Special or
                                    Plain Old Telephone Service Order which
                                    requires BellSouth Design Engineering
                                    Activities

         DISPOSITION &              Types of trouble conditions, e.g. No Trouble
         CAUSE                      Found, Central Office Equipment, Customer
                                    Premises Equipment, etc.

         DLETH Display Lengthy Trouble History - A history report that gives all activity on a line record for trouble reports in LMOS

         DLR Detail Line Record - All the basic information maintained on a line record in LMOS, e.g. name, address, facilities, features etc.

         DOE Direct Order Entry System - An internal BellSouth service order entry system used by BellSouth Service Representatives to input business service orders in BellSouth format.

         DSAP                       DOE (Direct Order Entry) Support
                                    Application - The BellSouth Operations
                                    System which assists a Service
                                    Representative or similar carrier agent in negotiating service provisioning commitments for non-designed services and UNEs.

         DSAPDDI                    DSAP software contract for schedule
                                    information

--------------------------------------------------------------------------------
   E     E911                       Provides callers access to the applicable
                                    emergency services bureau by dialing a
                                    3-digit universal telephone number.

         EDI                        Electronic Data Interchange - The
                                    computer-to-computer exchange of inter
                                    and/or intra company business documents in a
                                    public standard format.
--------------------------------------------------------------------------------
   F     FATAL REJECT               The number of LSRs that were electronically
                                    rejected from LEO, which checks to see of the LSR has all the required fields correctly populated

         FLOW-THROUGH               In the context of this document, LSRs
                                    submitted electronically via the CLEC
                                    mechanized ordering process that flow
                                    through to the BST OSS without manual or human intervention.

         FOC Firm Order Confirmation - A notification returned to the CLEC confirming that the LSR has been received and accepted, including the specified commitment date.
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 65

             APPENDIX B: GLOSSARY OF ACRONYMS AND TERMS - CONTINUED

--------------------------------------------------------------------------------
   G
--------------------------------------------------------------------------------
   H     HAL                        "Hands Off" Assignment Logic - Front end
                                    access and error resolution logic used in interfacing BellSouth Operations Systems such as ATLAS, BOCRIS, LMOS, PSIMS, RSAG and
                                    SOCS.

         HALCRIS                    HAL software contract for CSR information
--------------------------------------------------------------------------------
   I     ISDN                       Integrated Services Digital Network
--------------------------------------------------------------------------------
   K
--------------------------------------------------------------------------------
   L     LCSC                       Local Carrier Service Center - The
                                    BellSouth center which is dedicated to
                                    handling CLEC LSRs, ASRs, and Preordering transactions along with associated expedite requests and escalations.

         LEGACY SYSTEM              Term used to refer to BellSouth Operations
                                    Support Systems (see OSS)

         LENS Local Exchange Negotiation System - The BellSouth LAN/web server/OS application developed to provide both preordering and ordering electronic interface functions for CLECs.

         LEO Local Exchange Ordering - A BellSouth system which accepts the output of EDI, applies edit and formatting checks, and reformats the Local Service Requests in BellSouth Service Order format.

         LESOG Local Exchange Service Order Generator - A BellSouth system which accepts the service order output of LEO and enters the Service Order into the Service Order Control System using terminal emulation technology.

         LMOS Loop Maintenance Operations System - A BellSouth Operations System that stores the assignment and selected account information for use by downstream OSS and BellSouth personnel during provisioning and maintenance activities.

         LMOS HOST                  LMOS host computer

         LMOSUPD                    LMOS updates

         LNP Local Number Portability - In the context of this document, the capability for a subscriber to retain his current telephone number as he transfers to a different local service provider.

         LOOPS Transmission paths from the central office to the customer premises.

         LSR                        Local Service Request - A request for local
                                    resale service or unbundled network
                                    elements from a CLEC.
--------------------------------------------------------------------------------
   M     MAINTENANCE &              The process and function by which trouble
         REPAIR                     reports are passed to BellSouth and by
                                    which the related service problems are
                                    resolved.

         MARCH A BellSouth Operations System which accepts service orders, interprets the coding contained in the service order image, and constructs the specific switching system Recent Change command messages for input into end office switches.
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 66

             APPENDIX B: GLOSSARY OF ACRONYMS AND TERMS - CONTINUED

--------------------------------------------------------------------------------
   N     NC                         "No Circuits" - All circuits busy
                                    announcement
--------------------------------------------------------------------------------
   O     OASIS                      Obtain Availability Services Information
                                    System - A BellSouth front-end processor, which acts as an interface between COFFI and RNS. This system takes the USOCs in COFFI and translates them to English for display in RNS.

         OASISBSN                   OASIS software contract for feature/service
         OASISCAR                   OASIS software contract for feature/service
         OASISLPC                   OASIS software contract for feature/service
         OASISMTN                   OASIS software contract for feature/service
         OASISNET                   OASIS software contract for feature/service
         OASISOCP                   OASIS software contract for feature/service

         ORDERING The process and functions by which resale services or unbundled network elements are ordered from BellSouth as well as the process by which an LSR or ASR is placed with BellSouth.

         OSPCM Outside Plant Contract Management System - Provides Scheduling Information.

         OSS Operations Support System - A support system or database which is used to mechanize the flow or performance of work. The term is used to refer to the overall system consisting of hardware complex, computer operating system(s), and application which is used to provide the support functions.

         OUT OF SERVICE             Customer has no dial tone and cannot call
                                    out.
--------------------------------------------------------------------------------
   P     POTS                       Plain Old Telephone Service

         PREDICTOR                  The BellSouth Operations system which is
                                    used to administer proactive maintenance and rehabilitation activities on outside plant facilities, provide access to selected work groups (e.g. RRC & BRC) to Mechanized Loop Testing and switching system I/O ports, and provide certain information regarding the attributes and capabilities of outside plant facilities.

         PREORDERING                The process and functions by which vital
                                    information is obtained, verified, or
                                    validated prior to placing a service
                                    request.

         PROVISIONING               The process and functions by which necessary
                                    work is performed to activate a service
                                    requested via an LSR or ASR and to initiate the proper billing and accounting functions.

         PSIMS                      Product/Service Inventory Management System
                                    - A BellSouth database Operations System which contains availability information on switching system features and capabilities and on BellSouth service availability. This database is used to verify the availability of a feature or service in an NXX prior to making a commitment to the customer.

         PSIMSORB                   PSIMS software contract for feature/service
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 67

             APPENDIX B: GLOSSARY OF ACRONYMS AND TERMS - CONTINUED

--------------------------------------------------------------------------------
   Q
--------------------------------------------------------------------------------
   R     RNS                        Regional Negotiation System - An internal
                                    BellSouth service order entry system used by BellSouth Consumer Services to input service orders in BellSouth format.

         RRC Residence Repair Center - The BellSouth Consumer Services trouble receipt center which serves residential customers.

         RSAG Regional Street Address Guide - The BellSouth database, which contains street addresses validated to be accurate with state and local governments.

                                    RSAG software contract for address search

         RSAGADDR RSAG software contract for telephone number search

         RSAGTN
--------------------------------------------------------------------------------
   S     SOCS                       Service Order Control System - The
                                    BellSouth Operations System which routes service order images among BellSouth drop points and BellSouth Operations Systems during the service provisioning process.

         SOIR                       Service Order Interface Record - any change
                                    effecting activity to a customer account by
                                    service order that impacts 911/E911.
--------------------------------------------------------------------------------
   T     TAFI                       Trouble Analysis Facilitation Interface -
                                    The BellSouth Operations System that
                                    supports trouble receipt center personnel in taking and handling customer trouble reports.

         TAG Telecommunications Access Gateway - TAG was designed to provide an electronic interface, or machine-to-machine interface for the bi-directional flow of information between BellSouth's OSSs and participating CLECs.

         TN                         Telephone Number

         TOTAL MANUAL               The number of LSRs which are entered
         FALLOUT                    electronically but require manual entering
                                    into a service order generator.
--------------------------------------------------------------------------------
   U     UNE                        Unbundled Network Element
--------------------------------------------------------------------------------
   V
--------------------------------------------------------------------------------
   W     WTN                        A unique identifier for elements combined in
                                    a service configuration
--------------------------------------------------------------------------------
   X
--------------------------------------------------------------------------------
   Y
--------------------------------------------------------------------------------
   Z
--------------------------------------------------------------------------------
 (SIGMA)                            Sum of:
--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 68

                                   APPENDIX C

--------------------------------------------------------------------------------

BELLSOUTH'S AUDIT POLICY:

BellSouth currently provides many CLECs with certain audit rights as a part of their individual interconnection agreements. However, it is not reasonable for BellSouth to undergo an audit of the SQM for every CLEC with which it has a contract. BellSouth has developed a proposed Audit Plan for use by the parties to an audit. If requested by a Public Service Commission or by a CLEC exercising contractual audit rights, BellSouth will agree to undergo a comprehensive audit of the aggregate level reports for both BellSouth and the CLEC(s) for each of the next five (5) years (2000 - 2005), to be conducted by an independent third party. The results of that audit will be made available to all the parties subject to proper safeguards to protect proprietary information. This aggregate level audit includes the following specifications:

     1. The cost shall be borne 50% by BellSouth and 50% by the CLEC or CLECs.

     2. The independent third party auditor shall be selected with input from BellSouth, the PSC, if applicable, and the CLEC(s).

     3. BellSouth, the PSC and the CLEC(s) shall jointly determine the scope of the audit.

BellSouth reserves the right to make changes to this audit policy as growth and changes in the industry dictate.

--------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 69

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
Pre-Ordering   PERCENT RESPONSE RECEIVED WITHIN "X" SECONDS              Parity w/ retail where applicable.
--------------------------------------------------------------------------------------------------------------------------------
               OSS INTERFACE AVAILABILITY                                                                               99.5%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Ordering       PERCENT FLOW-THROUGH SERVICE REQUEST
               o Residence                                                                                                90%
               o Business                                                                                                 80%
               o UNE                                                                                                      80%
--------------------------------------------------------------------------------------------------------------------------------
               PERCENT REJECTED SERVICE REQUEST                   Diagnostic                                          Diagnostic.
--------------------------------------------------------------------------------------------------------------------------------
               REJECT INTERVAL (MECHANIZED)                           UD                     UD                     95% within 1
                                                                                                                         hrs
--------------------------------------------------------------------------------------------------------------------------------
               o Reject Interval (Non-Mechanized and Partially        UD                     UD          85% (less than)  24 hrs
                 Mechanized)
--------------------------------------------------------------------------------------------------------------------------------
               FIRM ORDER CONFIRMATION TIMELINESS (MECHANIZED)        UD                     UD                     95% within 4 hrs
                  (Non-Mechanized and  Partially Mechanized)                                                             hrs
                                                                                                             85% (less than) 48 Hrs,
--------------------------------------------------------------------------------------------------------------------------------
               SPEED OF ANSWER IN ORDERING CENTER                     X                       X
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Provisioning   MEAN HELD ORDER INTERVAL
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                             Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                               Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                    Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                 Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                         Retail Design
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 70

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                     Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               AVERAGE JEOPARDY NOTICE INTERVAL (MECHANIZED)
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                                                                   95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                                                                    95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                                                                      95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                                                                         95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                                                                     95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                                                                        95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                                                           95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                                                   95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                                                                95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                                                                  95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                                                              95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                                                               95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                                                       95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                                                    95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                                                    95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                                                95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                                                   95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                                                                       95% >=24 Hrs.
--------------------------------------------------------------------------------------------------------------------------------
               % OF ORDERS GIVEN JEOPARDY NOTICE (MECHANIZED)
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                             Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                               Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 71

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                    Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                 Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                         Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                     Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               PERCENT MISSED INSTALLATION APPOINTMENTS
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                             Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                               Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                    Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                 Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                         Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                     Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               ORDER COMPLETION INTERVAL
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 72

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                             Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                               Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                    Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                 Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                         Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                     Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               AVERAGE COMPLETION NOTICE INTERVAL - RESALE POTS (MECH)
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                             Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                               Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                    Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                 Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                         Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                     Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               PERCENT PROVISIONING TROUBLES WITHIN 30 DAYS
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 73

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Non-Design                                Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Non-Design                             Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP Non-Design                               Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP Non-Design                           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop with NP - Design                                    Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop without NP - Design                                 Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other with NP - Design                                         Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other without  NP - Design                                     Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               TOTAL SERVICE ORDER CYCLE TIME                        Diag.                 Diagnostic                 Diagnostic
--------------------------------------------------------------------------------------------------------------------------------
Maintenance    CUSTOMER TROUBLE REPORT RATE
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Non-Design                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Non-Design                                     Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Design                                                 Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 74

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               PERCENT MISSED REPAIR APPOINTMENTS
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Non-Design                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Non-Design                                     Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Design                                                 Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               MAINTENANCE AVERAGE DURATION
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Non-Design                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Non-Design                                     Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Design                                                 Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               PERCENT REPEAT TROUBLES WITHIN 30 DAYS
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 75

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Non-Design                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Non-Design                                     Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Design                                                 Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               OUT OF SERVICE > 24HRS
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Residence                                     X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Business                                      X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Design                                        X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale PBX                                           X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale Centrex                                       X
--------------------------------------------------------------------------------------------------------------------------------
               o Resale IDSN                                          X
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop and Port Combos                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Non-Design                                        Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Non-Design                                     Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Non Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE 2w Loop - Design                                            Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Loop Other - Design                                                 Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o UNE Other Design                                                        Retail Design
--------------------------------------------------------------------------------------------------------------------------------
               o Local Interconnection Trunks                         X
--------------------------------------------------------------------------------------------------------------------------------
               OSS INTERFACE AVAILABILITY
               o All systems except ECTA                              X
--------------------------------------------------------------------------------------------------------------------------------
               o ECTA                                                                                                   99.5%
--------------------------------------------------------------------------------------------------------------------------------
               OSS RESPONSE INTERVAL AND %
               o TAFI (Front End)                                     X
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 76

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------
               o CRIS, DLETH, DLR, OSPCM, LMOS, LMOSUP, MARCH,       PBD
                 Predictor, SOCS, LNP (Parity by Design)
--------------------------------------------------------------------------------------------------------------------------------
               AVERAGE ANSWER TIME - REPAIR CENTER                    X
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Billing        INVOICE ACCURACY                                       X
--------------------------------------------------------------------------------------------------------------------------------
               MEAN TIME TO DELIVER INVOICES                          X
--------------------------------------------------------------------------------------------------------------------------------
               USAGE DATA DELIVERY ACCURACY                           X
--------------------------------------------------------------------------------------------------------------------------------
               USAGE DATA DELIVERY TIMELINESS                         X
--------------------------------------------------------------------------------------------------------------------------------
               USAGE DATA DELIVERY COMPLETENESS                       X
--------------------------------------------------------------------------------------------------------------------------------
               MEAN TIME TO DELIVER USAGE                             X
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Operator       AVERAGE SPEED TO ANSWER                               PBD
Services (Toll)
--------------------------------------------------------------------------------------------------------------------------------
               % ANSWERED IN "X" SECONDS                             PBD
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Directory      AVERAGE SPEED TO ANSWER                               PBD
Assistance
--------------------------------------------------------------------------------------------------------------------------------
               % ANSWERED IN "X" SECONDS                             PBD
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
E911           TIMELINESSS                                           PBD
--------------------------------------------------------------------------------------------------------------------------------
               ACCURACY                                              PBD
--------------------------------------------------------------------------------------------------------------------------------
               MEAN INTERVAL                                         PBD
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Trunk Group    TRUNK GROUP SERVICE REPORT (PERCENT TRUNK BLOCKAGE)    X
Performance    Any 2 hour period in 24 hours where CLEC blockage
(Blockage)     exceeds BST blockage by more than 0.5% = a miss
               using trunk groups 1, 3, 4, 5, 10, 16 for CLECs and
               9 for BST.
--------------------------------------------------------------------------------------------------------------------------------
               TRUNK GROUP SERVICE REPORT (PERCENT TRUNK BLOCKAGE)    X
--------------------------------------------------------------------------------------------------------------------------------
LNP            AVERAGE DISCONNECT TIMELINESS INTERVAL
--------------------------------------------------------------------------------------------------------------------------------
               PERCENT MISSED INSTALLATION APPOINTMENTS                      Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               FOC MECHANIZED                                                                               95% (less than)=4 hours
--------------------------------------------------------------------------------------------------------------------------------
               % REJECT SERVICE REQUEST                                                    Diagnostic
               AVERAGE REJECT INTERVAL MECHANIZED                                                           95% (less than)=1 hour
--------------------------------------------------------------------------------------------------------------------------------
               TSOC                                                                        Diagnostic
--------------------------------------------------------------------------------------------------------------------------------
               % FLOW THROUGH                                                                                           80%
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 77

--------------------------------------------------------------------------------------------------------------------------------
                                                              Appendix D
                                                       Analogs and Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
  BST SQM              MEASURES AND SUB-METRICS                    RESALE       UNES
Category                                                           Retail              Retail Analogue                Benchmark*
                                                                  Analogue
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Customer       COORDINATED CUSTOMER CONVERSIONS - UNE LOOP                                                   95% (less than) 15min
Coordinated    -----------------------------------------------------------------------------------------------------------------
Conversions    COORDINATED CUSTOMER CONVERSIONS - LNP                                                        95% (less than) 15 min
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Collocation +  % OF DUE DATES MISSED                                                                          90% (less than) Commit
                                                                                                                         Date
--------------------------------------------------------------------------------------------------------------------------------
               AVERAGE RESPONSE TIME                                               FL PSC is addressing this in
                                                                                          generic docket
--------------------------------------------------------------------------------------------------------------------------------
+A contract    AVERAGE ARRANGEMENT TIME                                            FL PSC is addressing this in
with each                                                                                 generic docket
CLEC required.
--------------------------------------------------------------------------------------------------------------------------------
Note 1:  PBD = Parity by Design. UD = Under Development - Benchmarks will be replaced when Analogs are complete.

Note 2: The retail analog for UNE Non-Design and UNE 2w Loops - Design is the average of Retail Residence Dispatch and Retail Business Dispatch transactions for the particular month. The retail analog for other UNE
         Design is Retail Design Dispatch.

Note 3: Analogs and Benchmarks will be re-evaluated periodically, at least once a year, to validate applicability.

                                                                   Attachment 10
                                                                         Page 78

                                    EXHBIT B

                                                                   Attachment 10
                                                                         Page 79

                           VSEEMIII TIER-1 SUBMETRICS

[ ]  FOC Timeliness (Mechanized only)
[ ]  Reject Interval (Mechanized only)
[ ]  Order Completion Interval (Dispatch only) - Resale POTS
[ ]  Order Completion Interval (Dispatch only) - Resale Design
[ ]  Order Completion Interval (No Dispatch only) - UNE Loop and Port Combos
[ ]  Order Completion Interval (`w' code orders, Dispatch only) - UNE Loops
[ ]  Order Completion Interval (Dispatch only) - IC Trunks
[ ]  Percent Missed Installation Appointments - Resale POTS
[ ]  Percent Missed Installation Appointments - Resale Design
[ ]  Percent Missed Installation Appointments - UNE Loop and Port Combos
[ ]  Percent Missed Installation Appointments - UNE Loops
[ ]  Percent Provisioning Troubles within 4 Days - Resale POTS
[ ]  Percent Provisioning Troubles within 4 Days - Resale Design
[ ]  Percent Provisioning Troubles within 4 Days - UNE Loop and Port Combos
[ ]  Percent Provisioning Troubles within 4 Days - UNE Loops
[ ]  Customer Trouble Report Rate - Resale POTS
[ ]  Customer Trouble Report Rate - Resale Design
[ ]  Customer Trouble Report Rate - UNE Loop and Port Combos
[ ]  Customer Trouble Report Rate  - UNE Loops
[ ]  Percent Missed Repair Appointments - Resale POTS
[ ]  Percent Missed Repair Appointments - Resale Design
[ ]  Percent Missed Repair Appointments - UNE Loop and Port Combos
[ ]  Percent Missed Repair Appointments - UNE Loops
[ ]  Maintenance Average Duration - Resale POTS
[ ]  Maintenance Average Duration - Resale Design
[ ]  Maintenance Average Duration - UNE Loop and Port Combos
[ ]  Maintenance Average Duration - UNE Loops
[ ]  Maintenance Average Duration - IC Trunks
[ ]  Percent Repeat Troubles within 30 Days - Resale POTS
[ ]  Percent Repeat Troubles within 30 Days - Resale Design
[ ]  Percent Repeat Troubles within 30 Days - UNE Loop and Port Combos
[ ]  Percent Repeat Troubles within 30 Days - UNE Loops
[ ]  Percent Trunk Blockage
[ ]  LNP Disconnect Timeliness
[ ]  LNP Percent Missed Installation Appointment
[ ]  Coordinated Customer Conversions for UNE Loops
[ ]  Coordinated Customer Conversions for LNP
[ ]  Percent Missed Collocation Due Dates

                                                                   Attachment 10
                                                                         Page 80

VSEEMIII TIER-2 SUBMETRICS

[ ]  Percent Response Received within "X" seconds - Pre-Order OSS
[ ]  OSS Interface Availability
[ ]  Order Process Percent Flow-Through (Mechanized only)
[ ]  Order Completion Interval (Dispatch only) - Resale POTS
[ ]  Order Completion Interval (Dispatch only) - Resale Design
[ ]  Order Completion Interval (No Dispatch only) - UNE Loop and Port Combos
[ ]  Order Completion Interval (`w' code orders, Dispatch only) - UNE Loops
[ ]  Order Completion Interval (Dispatch only) - IC Trunks
[ ]  Percent Missed Installation Appointments - Resale POTS
[ ]  Percent Missed Installation Appointments - Resale Design
[ ]  Percent Missed Installation Appointments - UNE Loop and Port Combos
[ ]  Percent Missed Installation Appointments - UNE Loops
[ ]  Percent Provisioning Troubles within 4 Days - Resale POTS
[ ]  Percent Provisioning Troubles within 4 Days - Resale Design
[ ]  Percent Provisioning Troubles within 4 Days - UNE Loop and Port Combos
[ ]  Percent Provisioning Troubles within 4 Days - UNE Loops
[ ]  Customer Trouble Report Rate - Resale POTS
[ ]  Customer Trouble Report Rate - Resale Design
[ ]  Customer Trouble Report Rate - UNE Loop and Port Combos
[ ]  Customer Trouble Report Rate - UNE Loops
[ ]  Percent Missed Repair Appointments - Resale POTS
[ ]  Percent Missed Repair Appointments - Resale Design
[ ]  Percent Missed Repair Appointments - UNE Loop and Port Combos
[ ]  Percent Missed Repair Appointments - UNE Loops
[ ]  Maintenance Average Duration - Resale POTS
[ ]  Maintenance Average Duration - Resale Design
[ ]  Maintenance Average Duration - UNE Loop and Port Combos
[ ]  Maintenance Average Duration - UNE Loops
[ ]  Maintenance Average Duration - IC Trunks
[ ]  Percent Repeat Troubles within 30 Days - Resale POTS
[ ]  Percent Repeat Troubles within 30 Days - Resale Design
[ ]  Percent Repeat Troubles within 30 Days - UNE Loop and Port Combos
[ ]  Percent Repeat Troubles within 30 Days - UNE Loops
[ ]  Billing Timeliness
[ ]  Billing Accuracy
[ ]  Usage Data Delivery Timeliness
[ ]  Usage Data Delivery Accuracy
[ ]  Percent Trunk Blockage
[ ]  LNP Disconnect Timeliness
[ ]  LNP Percent Missed Installation Appointment
[ ]  Coordinated Customer Conversions for UNE Loops
[ ]  Coordinated Customer Conversions for LNP
[ ]  Percent Missed Collocation Due Dates

                                                                   Attachment 10
                                                                         Page 81

                           VSEEMIII TIER-3 SUBMETRICS

[ ]  Percent Missed Installation Appointments - Resale POTS
[ ]  Percent Missed Installation Appointments - Resale Design
[ ]  Percent Missed Installation Appointments - UNE Loop and Port Combos
[ ]  Percent Missed Installation Appointments - UNE Loops
[ ]  Percent Missed Repair Appointments - Resale POTS
[ ]  Percent Missed Repair Appointments - Resale Design
[ ]  Percent Missed Repair Appointments - UNE Loop and Port Combos
[ ]  Percent Missed Repair Appointments - UNE Loops
[ ]  Billing Timeliness
[ ]  Billing Accuracy
[ ]  Percent Trunk Blockage
[ ]  Percent Missed Collocation Due Dates

                                                                   Attachment 10
                                                                         Page 82

--------------------------------------------------------------------------------------------------------------------------------
 VSEEM III             MEASURES AND SUB-METRICS                                 RETAIL ANALOGUE                       BENCHMARK
                                                                                       Resale (x) and UNEs
--------------------------------------------------------------------------------------------------------------------------------
Pre-Ordering   Percent Response Received  within "X" seconds                     Retail Analogue + 4 sec
--------------------------------------------------------------------------------------------------------------------------------
               OSS Interface Availability                                                    x
--------------------------------------------------------------------------------------------------------------------------------
Ordering       Percent Flow-Through Service Request (Fully Mechanized only)                                               90%
--------------------------------------------------------------------------------------------------------------------------------
               Firm Order Confirmation Timeliness (Mechanized only)                                           95% (less than) 4 hrs
--------------------------------------------------------------------------------------------------------------------------------
               Reject Interval (Mechanized only)                                                              95% (less than) 1 hrs
--------------------------------------------------------------------------------------------------------------------------------
Provisioning   Order Completion Interval (Dispatch only) - Resale POTS                       x
--------------------------------------------------------------------------------------------------------------------------------
               Order Completion Interval (Dispatch only) - Resale Design                     x
--------------------------------------------------------------------------------------------------------------------------------
               Order Completion Interval (No Dispatch only) - UNE Loop & Port    Retail Residence and Business
               Combos
--------------------------------------------------------------------------------------------------------------------------------
               Order Completion Interval (Dispatch only) - UNE Loops             Design: Retail Design Dispatch `w'
                                                                                 Orders
                                                                                 Non-Design: Retail Res, Bus Dispatch
                                                                                 `w' Orders
--------------------------------------------------------------------------------------------------------------------------------
               Order Completion Interval (Dispatch only) - IC Trunks                         x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Installation Appointments - Resale POTS                        x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Installation Appointments - Resale Design                      x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Installation Appointments - UNE Loop and Port      Retail Residence and Business
               Combos
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Installation Appointments - UNE Loops              Design: Retail Design (1)
                                                                                 Non-Design: Retail Res, Bus (1)
--------------------------------------------------------------------------------------------------------------------------------
               Percent Provisioning Troubles within 4 Days - Resale POTS                     x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Provisioning Troubles within 4 Days - Resale Design                   x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Provisioning Troubles within 4 Days - UNE Loop and Port   Retail Residence and Business
               Combos
--------------------------------------------------------------------------------------------------------------------------------
               Percent Provisioning Troubles within 4 Days - UNE Loops           Design: Retail Design (1)
                                                                                 Non-Design: Retail Res, Bus (1)
--------------------------------------------------------------------------------------------------------------------------------
Maintenance    Customer Trouble Report Rate - Resale POTS                                    x
--------------------------------------------------------------------------------------------------------------------------------
               Customer Trouble Report Rate - Resale Design                                  x
--------------------------------------------------------------------------------------------------------------------------------
               Customer Trouble Report Rate - UNE Loop and Port Combos           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               Customer Trouble Report Rate - UNE Loops                          Design: Retail Design (1)
                                                                                 Non-Design: Retail Res, Bus (1)
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Repair Appointments - Resale POTS                              x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Repair Appointments - Resale Design                            x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Repair Appointments - UNE Loop and Port Combos     Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Repair Appointments - UNE Loops                    Design: Retail Design (1)
                                                                                 Non-Design: Retail Res, Bus 1
--------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 10
                                                                         Page 83

NOTES: (1) The retail analog for UNE Non-Design is the average of all retail residence and retail business transactions for the particular month. The retail analog for UNE Design is calculated similarly using retail residence, business and design results.
         (2) UD = Under Development


--------------------------------------------------------------------------------------------------------------------------------
Maintenance
Continued      Maintenance Average Duration - Resale POTS                                    x
--------------------------------------------------------------------------------------------------------------------------------
               Maintenance Average Duration - Resale Design                                  x
--------------------------------------------------------------------------------------------------------------------------------
               Maintenance Average Duration - UNE Loop and Port Combos           Retail Residence and Business
--------------------------------------------------------------------------------------------------------------------------------
               Maintenance Average Duration - UNE Loops                          Design: Retail Design (1)
                                                                                 Non-Design: Retail Res, Bus (1)
--------------------------------------------------------------------------------------------------------------------------------
               Maintenance Average Duration - IC Trunks                                      x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Repeat Troubles within 30 Days - Resale POTS                          x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Repeat Troubles within 30 Days - Resale Design                        x
--------------------------------------------------------------------------------------------------------------------------------
               Percent Repeat Troubles within 30 Days - UNE Loop and Port        Retail Residence and Business
               Combos
--------------------------------------------------------------------------------------------------------------------------------
               Percent Repeat Troubles within 30 Days - UNE Loops                Design: Retail Design 1
                                                                                 Non-Design: Retail Res, Bus 1
--------------------------------------------------------------------------------------------------------------------------------
Billing        Invoice Accuracy                                                              x
--------------------------------------------------------------------------------------------------------------------------------
               Mean Time To Deliver Invoices                                                 x
--------------------------------------------------------------------------------------------------------------------------------
               Usage Data Delivery Accuracy                                                  x
--------------------------------------------------------------------------------------------------------------------------------
               Usage Data Delivery Timeliness                                                x
--------------------------------------------------------------------------------------------------------------------------------
Trunk          Trunk Group Service Report (Percent Trunk Blockage)                           x
Blockage
--------------------------------------------------------------------------------------------------------------------------------
LNP            Average Disconnect Timeliness Interval                                                                     UD (2)
--------------------------------------------------------------------------------------------------------------------------------
               Percent Missed Installation Appointments                                                                   UD (2)
--------------------------------------------------------------------------------------------------------------------------------
CC             Coordinated Customer Conversions - UNE Loop                                                         95% (less than)
                                                                                                                               -
                                                                                                                           15min
               -----------------------------------------------------------------------------------------------------------------
Conversions    Coordinated Customer Conversions - LNP                                                              95% (less than)
                                                                                                                               -
                                                                                                                           15min
--------------------------------------------------------------------------------------------------------------------------------
Collocation    % of Due Dates Missed                                                                                (less than) 10%
                                                                                                                           -
--------------------------------------------------------------------------------------------------------------------------------

NOTES: (1) The retail analog for UNE Non-Design is the average of all retail residence and retail business transactions for the particular month.
         The retail analog for UNE Design is calculated similarly using retail residence, business and design results.
         (2) UD = Under Development

                                                                   Attachment 10
                                                                         Page 84

                                    EXHIBIT C

                                                                   Attachment 10
                                                                         Page 85

         STATISTICAL METHODS FOR BELLSOUTH PERFORMANCE MEASURE ANALYSIS

I.   NECESSARY PROPERTIES FOR A TEST METHODOLOGY

The statistical process for testing if competing local exchange carriers (CLECs) customers are being treat equally with BellSouth (BST) customers involves more than just a mathematical formula. Three key elements need to be considered before an appropriate decision process can be developed. These are

     o    the type of data,

     o    the type of comparison, and

     o    the type of performance measure.

Once these elements are determined a test methodology should be developed that complies with the following properties.

     o LIKE-TO-LIKE COMPARISONS. When possible, data should be compared at appropriate levels, e.g. wire center, time of month, dispatched, residential, new orders. The testing process should:

          -    Identify variables that may affect the performance measure.

          -    Record these important confounding covariates.

          - Adjust for the observed covariates in order to remove potential biases and to make the CLEC and the ILEC units as comparable as possible.

     o AGGREGATE LEVEL TEST STATISTIC. Each performance measure of interest should be summarized by one overall test statistic giving the decision maker a rule that determines whether a statistically significant difference exists. The test statistic should have the following properties.

          - The method should provide a single overall index, on a standard scale.

          - If entries in comparison cells are exactly proportional over a covariate, the aggregated index should be very nearly the same as if comparisons on the covariate had not been done.

          - The contribution of each comparison cell should depend on the number of observations in the cell.

          -    Cancellation between comparison cells should be limited.

          -    The index should be a continuous function of the observations.

     o PRODUCTION MODE PROCESS. The decision system must be developed so that it does not require intermediate manual intervention, i.e. the process must be a "black box."

          -    Calculations are well defined for possible eventualities.

          - The decision process is an algorithm that needs no manual intervention.

          -    Results should be arrived at in a timely manner.

          - The system must recognize that resources are needed for other performance measure-related processes that also must be run in a timely manner.

          -    The system should be auditable, and adjustable over time.

     o BALANCING. The testing methodology should balance Type I and Type II Error probabilities.

          - P(Type I Error) = P(Type II Error) for well defined null and alternative hypotheses.

          - The formula for a test's balancing critical value should be simple enough to calculate using standard mathematical functions, i.e. one should avoid methods that require computationally intensive techniques.

                                                                   Attachment 10
                                                                         Page 86

          - Little to no information beyond the null hypothesis, the alternative hypothesis, and the number of observations should be required for calculating the balancing critical value.

In the following sections we describe appropriate testing processes that adhere as much as possible to the testing principles.

MEASUREMENT TYPES

The performance measures that will undergo testing are of three types:

          1)   means
          2)   proportions, and
          3)   rates

While all three have similar characteristics (a proportion is the average of a measure that takes on only the values of 0 or 1), a proportion or rate is derived from count data while a mean is generally an average of interval measurements.

II.  TESTING METHODOLOGY - THE TRUNCATED Z

Many covariates are chosen in order to provide deep comparison levels. In each comparison cell, a Z statistic is calculated. The form of the Z statistic may vary depending on the performance measure, but it should be distributed approximately as a standard normal, with mean zero and variance equal to one. Assuming that the test statistic is derived so that it is negative when the performance for the CLEC is worse than for the ILEC, a positive truncation is done - i.e. if the result is negative it is left alone, if the result is positive it is changed to zero. A weighted average of the truncated statistics is calculated where a cell weight depends on the volume of BST and CLEC orders in the cell. The weighted average is re-centered by the theoretical mean of a truncated distribution, and this is divided by the standard error of the weighted average. The standard error is computed assuming a fixed effects model.

Proportion Measures

     For performance measures that are calculated as a proportion, in each adjustment cell, the truncated Z and the moments for the truncated Z can be calculated in a direct manner. In adjustment cells where proportions are not close to zero or one, and where the sample sizes are reasonably large, a normal approximation can be used. In this case, the moments for the truncated Z come directly from properties of the standard normal distribution. If the normal approximation is not appropriate, then the Z statistic is calculated from the hypergeometric distribution. In this case, the moments of the truncated Z are calculated exactly using the hypergeometric probabilities.

Rate Measures

     The truncated Z methodology for rate measures has the same general structure for calculating the Z in each cell as proportion measures. For a rate measure, there are a fixed number of circuits or units for the CLEC, n2j and a fixed number of units for BST, n1j. Suppose that the performance measure is a "trouble rate." The modeling assumption is that the occurrence of a trouble is independent between units and the number of troubles in n circuits follows a Poisson distribution with mean [OBJECT OMITTED]n where [OBJECT OMITTED] is the probability of a trouble in 1 circuit and n is the number of circuits.

     In an adjustment cell, if the number of CLEC troubles is greater than 15 and the number of BST troubles is greater than 15, then the Z test is calculated using the normal approximation to the Poisson. In this case, the moments of the truncated Z come directly from properties of the standard normal distribution. Otherwise, if there are very few troubles, the number of CLEC troubles can be modeled using a binomial distribution with n equal to the total number of troubles ( CLEC plus BST troubles.) In this case, the moments for the truncated Z are calculated explicitly using the binomial distribution.

                                                                   Attachment 10
                                                                         Page 87

Mean Measures

     For mean measures, an adjusted t statistic is calculated for each like-to-like cell which has at least 7 BST and 7 CLEC transactions. A permutation test is used when one or both of the BST and CLEC sample sizes is less than 6. Both the adjusted t statistic and the permutation calculation are described in the technical appendix.

                                                                   Attachment 10
                                                                         Page 88

                                    APPENDIX
                              TECHNICAL DESCRIPTION

                                                                   Attachment 10
                                                                         Page 89

We start by assuming that any necessary trimming of the data is complete, and that the data are disaggregated so that comparisons are made within appropriate classes or adjustment cells that define "like" observations.

NOTATION AND EXACT TESTING DISTRIBUTIONS

Below, we have detailed the basic notation for the construction of the truncated z statistic. In what follows the word "cell" should be taken to mean a like-to-like comparison cell that has both one (or more) ILEC observation and one (or more) CLEC observation.

     L = the total number of occupied cells

     j = 1,...,L; an index for the cells

     n1j = the number of ILEC transactions in cell j

     n2j = the number of CLEC transactions in cell j

     nj = the total number transactions in cell j; n1j+ n2j

     X1jk = individual ILEC transactions in cell j; k = 1,..., n1j

     X2jk = individual CLEC transactions in cell j; k = 1,..., n2j

     Yjk = individual transaction (both ILEC and CLEC) in cell j

          [OBJECT OMITTED]

     (PHI)-1() = the inverse of the cumulative standard normal distribution function

For Mean Performance Measures the following additional notation is needed.

     [OBJECT OMITTED] = the ILEC sample mean of cell j

     [OBJECT OMITTED] = the CLEC sample mean of cell j

     [OBJECT OMITTED] = the ILEC sample variance in cell j

     [OBJECT OMITTED] = the CLEC sample variance in cell j

     yjk = a random sample of size n2j from the set of [OBJECT OMITTED]; k = 1,...,n2j

     Mj = the total number of distinct pairs of samples of size n1j and n2j;

          [OBJECT OMITTED]

The exact parity test is the permutation test based on the "modified Z" statistic. For large samples, we can avoid permutation calculations since this statistic will be normal (or Student's t) to a good approximation. For small samples, where we cannot avoid permutation calculations, we have found that the difference between "modified Z" and the textbook "pooled Z" is negligible. We therefore propose to use the permutation test based on pooled Z for small samples. This decision speeds up the permutation computations considerably, because for each permutation we need only compute the sum of the CLEC sample values, and not the pooled statistic itself.

A permutation probability mass function distribution for cell j, based on the "pooled Z" can be written as

                                                                   Attachment 10
                                                                         Page 90

          [OBJECT OMITTED],

and the corresponding cumulative permutation distribution is

          [OBJECT OMITTED].

For Proportion Performance Measures the following notation is defined


     a1j = the number of ILEC cases possessing an attribute of interest in cell j

     a2j = the number of CLEC cases possessing an attribute of interest in cell j aj = the number of cases possessing an attribute of interest in cell j; a1j+ a2j

The exact distribution for a parity test is the hypergeometric distribution. The hypergeometric probability mass function distribution for cell j is

          [OBJECT OMITTED],

and the cumulative hypergeometric distribution is

          [OBJECT OMITTED].

For Rate Measures, the notation needed is defined as


     b1j = the number of ILEC base elements in cell j

     b2j = the number of CLEC base elements in cell j

     bj = the total number of base elements in cell j; b1j+ b2j

     [OBJECT OMITTED] = the ILEC sample rate of cell j; n1j/b1j

     [OBJECT OMITTED] = the CLEC sample rate of cell j; n2j/b2j qj = the relative proportion of CLEC elements for cell j; b2j/bj

The exact distribution for a parity test is the binomial distribution. The binomial probability mass function distribution for cell j is

                                                                   Attachment 10
                                                                         Page 91

          [OBJECT OMITTED],

and the cumulative binomial distribution is

          [OBJECT OMITTED].

CALCULATING THE TRUNCATED Z

The general methodology for calculating an aggregate level test statistic is outlined below.

1. CALCULATE CELL WEIGHTS, Wj. A weight based on the number of transactions is used so that a cell which has a larger number of transactions has a larger weight. The actual weight formulae will depend on the type of measure.

Mean Measure

          [OBJECT OMITTED]

Proportion Measure

          [OBJECT OMITTED]

Rate Measure

          [OBJECT OMITTED]

2. IN EACH CELL, CALCULATE A Z VALUE, Zj. A Z statistic with mean 0 and variance 1 is needed for each cell.

     o    If Wj = 0, set Zj = 0.

     o Otherwise, the actual Z statistic calculation depends on the type of performance measure.

Mean Measure

               Zj = (PHI)-1((alpha))

     where (alpha) is determine by the following algorithm.

          If min(n1j, n2j) > 6, then determine (alpha) as

                    [OBJECT OMITTED],

                                                                   Attachment 10
                                                                         Page 92

     that is, (alpha) is the probability that a t random variable with n1j - 1 degrees of freedom, is less than

                    [OBJECT OMITTED],

     where

                    [OBJECT OMITTED]

     and the coefficient g is an estimate of the skewness of the parent population, which we assume is the same in all cells. It can be estimated from the ILEC values in the largest cells. This needs to be done only once for each measure. We have found that attempting to estimate this skewness parameter for each cell separately leads to excessive variability in the "adjusted" t. We therefore use a single compromise value in all cells.

     Note, that tj is the "modified Z" statistic. The statistic Tj is a "modified Z" corrected for the skewness of the ILEC data.

If min(n1j, n2j) (less than)= 6, and

     a) Mj (less than) = 1,000 (the total number of distinct pairs of samples of size n1j and n2j is 1,000 or less).

          o    Calculate the sample sum for all possible samples of size n2j.
          o Rank the sample sums from smallest to largest. Ties are dealt by using average ranks.
          o Let R0 be the rank of the observed sample sum with respect all the sample sums.

                    [OBJECT OMITTED]

     b)   Mj > 1,000

          o Draw a random sample of 1,000 sample sums from the permutation distribution.
          o Add the observed sample sum to the list. There is a total of 1001 sample sums. Rank the sample sums from smallest to largest. Ties are dealt by using average ranks.
          o Let R0 be the rank of the observed sample sum with respect all the sample sums.

                    [OBJECT OMITTED].


Proportion Measure

                    [OBJECT OMITTED].

                                                                   Attachment 10
                                                                         Page 93

Rate Measure

                    [OBJECT OMITTED].

3. OBTAIN A TRUNCATED Z VALUE FOR EACH CELL, [OBJECT OMITTED]. To limit the amount of cancellation that takes place between cell results during aggregation, cells whose results suggest possible favoritism are left alone. Otherwise the cell statistic is set to zero. This means that positive equivalent Z values are set to 0, and negative values are left alone. Mathematically, this is written as

                    [OBJECT OMITTED].

4. CALCULATE THE THEORETICAL MEAN AND VARIANCE OF THE TRUNCATED STATISTIC UNDER THE NULL HYPOTHESIS OF PARITY, [OBJECT OMITTED] and [OBJECT OMITTED]. In order to compensate for the truncation in step 3, an aggregated, weighted sum of the [OBJECT OMITTED] will need to be centered and scaled properly so that the final aggregate statistic follows a standard normal distribution.

          o If Wj = 0, then no evidence of favoritism is contained in the cell. The formulae for calculating [OBJECT OMITTED]cannot be used. Set both equal to 0.

          o If min(n1j, n2j) > 6 for a mean measure, [OBJECT OMITTED] for a proportion measure, or [OBJECT OMITTED] for a rate measure then

                    [OBJECT OMITTED], and

                    [OBJECT OMITTED].

          o Otherwise, determine the total number of values for [OBJECT OMITTED]. Let zji and (theta)ji, denote the values of [OBJECT OMITTED] and the probabilities of observing each value, respectively.

                    [OBJECT OMITTED],and

                    [OBJECT OMITTED].

          The actual values of the z's and (theta)'s depends on the type of measure, and the sums in the equations are over all possible values of the index i.

                                                                   Attachment 10
                                                                         Page 94

     Mean Measure

                    [OBJECT OMITTED]

     Proportion Measure

                    [OBJECT OMITTED]

     Rate Measure

                    [OBJECT OMITTED]

5.   CALCULATE THE AGGREGATE TEST STATISTIC, ZT.

                    [OBJECT OMITTED]

THE BALANCING CRITICAL VALUE

There are four key elements of the statistical testing process:

     1. the null hypothesis, H0, that parity exists between ILEC and CLEC services
     2. the alternative hypothesis, Ha, that the ILEC is giving better service to its own customers
     3.   the Truncated Z test statistic, ZT, and
     4.   a critical value, c

The decision rule1 is

     o    If ZT (less than) c then accept Ha.

     o    If ZT = (more than) c then accept H0.

There are two types of error possible when using such a decision rule:

---------------
(1) This decision rule assumes that a negative test statistic indicates poor service for the CLEC customer. If the opposite is true, then reverse the decision rule.

                                                                   Attachment 10
                                                                         Page 95

          TYPE I ERROR: Deciding favoritism exists when there is, in fact, no favoritism.
          TYPE II ERROR: Deciding parity exists when there is, in fact, favoritism.

The probabilities of each type of each are:

          TYPE I ERROR: [OBJECT OMITTED].
          TYPE II ERROR: [OBJECT OMITTED].

We want a balancing critical value, cB, so that (alpha) = (beta).

It can be shown that.

                    [OBJECT OMITTED].

where

                    [OBJECT OMITTED]

                    [OBJECT OMITTED]

(PHI)() is the cumulative standard normal distribution function, and (phi)() is the standard normal density function.

This formula assumes that Zj is approximately normally distributed within cell
j. When the cell sample sizes, n1j and n2j, are small this may not be true. It is possible to determine the cell mean and variance under the null hypothesis when the cell sample sizes are small. It is much more difficult to determine these values under the alternative hypothesis. Since the cell weight, Wj will also be small (see calculate weights section above) for a cell with small volume, the cell mean and variance will not contribute much to the weighted sum. Therefore, the above formula provides a reasonable approximation to the balancing critical value.

The values of mj and sej will depend on the type of performance measure.

Mean Measure

For mean measures, one is concerned with two parameters in each cell, namely, the mean and variance. A possible lack of parity may be due to a difference in cell means, and/or a difference in cell variances. One possible set of hypotheses that capture this notion, and take into account the assumption that transaction are identically distributed within cells is:

               H0: (mu)1j = (mu)2j, (sigma)1j2 = (sigma)2j2

               Ha: (mu)2j = (mu)1j + (delta)jo (sigma)1j, (sigma)2j2 = (lambda)jo (sigma)1j2(delta)j > 0, (lambda)j => 1 and j = 1,...,L.

Under this form of alternative hypothesis, the cell test statistic Zj has mean and standard error given by

                                                                   Attachment 10
                                                                         Page 96

                    [OBJECT OMITTED], and

                    [OBJECT OMITTED]

Proportion Measure

For a proportion measure there is only one parameter of interest in each cell, the proportion of transaction possessing an attribute of interest. A possible lack of parity may be due to a difference in cell proportions. A set of hypotheses that take into account the assumption that transaction are identically distributed within cells while allowing for an analytically tractable solution is:

               H0: [OBJECT OMITTED]

               Ha: [OBJECT OMITTED]          (psi)j > 1 and j = 1,...,L.

These hypotheses are based on the "odds ratio." If the transaction attribute of interest is a missed trouble repair, then an interpretation of the alternative hypothesis is that a CLEC trouble repair appointment is (psi)j times more likely to be missed than an ILEC trouble.

Under this form of alternative hypothesis, the within cell asymptotic mean and variance of a1j are given by2

               [OBJECT OMITTED]

where

---------------
(2) Stevens, W.L. (1951) Mean and Variance of an entry in a Contingency Table. Biometrica, 38, 468-470.

                                                                   Attachment 10
                                                                         Page 97

                    [OBJECT OMITTED]

Recall that the cell test statistic is given by

                    [OBJECT OMITTED].

Using the equations above, we see that Zj has mean and standard error given by

                    [OBJECT OMITTED], and

                    [OBJECT OMITTED].

Rate Measure

A rate measure also has only one parameter of interest in each cell, the rate at which a phenomenon is observed relative to a base unit, e.g. the number of troubles per available line. A possible lack of parity may be due to a difference in cell rates. A set of hypotheses that take into account the assumption that transaction are identically distributed within cells is:

                    H0: r1j = r2j

                    Ha: r2j = (epsilon)jr1j     (epsilon)j > 1 and j = 1,...,L.

Given the total number of ILEC and CLEC transactions in a cell, nj, and the number of base elements, b1j and b2j, the number of ILEC transaction, n1j, has a binomial distribution from nj trials and a probability of

                                                                   Attachment 10
                                                                         Page 98

                    [OBJECT OMITTED].

Therefore, the mean and variance of n1j, are given by

                    [OBJECT OMITTED]

Under the null hypothesis

                    [OBJECT OMITTED],

but under the alternative hypothesis

                    [OBJECT OMITTED].

Recall that the cell test statistic is given by

                    [OBJECT OMITTED].

Using the relationships above, we see that Zj has mean and standard error given by

                    [OBJECT OMITTED], and

                    [OBJECT OMITTED].

DETERMINING THE PARAMETERS OF THE ALTERNATIVE HYPOTHESIS

In this appendix we have indexed the alternative hypothesis of mean measures by two sets of parameters, (lambda)j and (delta)j. Proportion and rate measures have been indexed by one set of parameters each, (psi)j and (epsilon)j respectively. While statistical science can be used to evaluate the impact of different choices of these parameters, there is not much that an appeal to statistical principles can offer in directing specific choices. Specific choices are best left to telephony experts. Still, it is possible to comment on some aspects of these choices:

     o PARAMETER CHOICES FOR (LAMBDA)J. The set of parameters (lambda)j index alternatives to the null hypothesis that arise because there might be greater unpredictability or variability in the delivery of service to a CLEC customer over that which would be achieved for an otherwise comparable ILEC customer. While concerns about differences in the variability of service are important, it turns out that the truncated Z testing which is being recommended here is relatively insensitive to all but very large values of the (lambda)j. Put another way, reasonable differences in the values chosen here could make very little difference in the balancing points chosen.

                                                                   Attachment 10
                                                                         Page 99

     o PARAMETER CHOICES FOR (DELTA)J. The set of parameters (delta)j are much more important in the choice of the balancing point than was true for the (lambda)j. The reason for this is that they directly index differences in average service. The truncated Z test is very sensitive to any such differences; hence, even small disagreements among experts in the choice of the (delta)j could be very important. Sample size matters here too. For example, setting all the (delta)j to a single value - (delta)j = (delta) - might be fine for tests across individual CLECs where currently in Louisiana the CLEC customer bases are not too different. Using the same value of (delta) for the overall state testing does not seem sensible, however, since the state sample would be so much larger.

     o    PARAMETER CHOICES FOR (PSI)J OR (EPSILON)J. The set of parameters
          (psi)j or (epsilon)j are also important in the choice of the balancing point for tests of their respective measures. The reason for this is that they directly index increases in the proportion or rate of service performance. The truncated Z test is sensitive to such increases; but not as sensitive as the case of (delta)j for mean measures. Sample size matters here as well. As with mean measures, using the same value of (psi) or (epsilon) for the overall state testing does not seem sensible since the state sample would be so much larger.

The bottom line here is that beyond a few general considerations, like those given above, a principled approach to the choice of the alternative hypotheses to guard against, must come from elsewhere.

DECISION PROCESS

Once ZT has been calculated, it is compared to the balancing critical value to determine if the ILEC is favoring its own customers over a CLEC's customers.

This critical value changes as the ILEC and CLEC transaction volume change. One way to make this transparent to the decision maker, is to report the difference between the test statistic and the critical value, diff = ZT - cB. If favoritism is concluded when ZT (less than) cB, then the diff (less than) 0 indicates favoritism.

This make it very easy to determine favoritism: a positive diff suggests no favoritism, and a negative diff suggests favoritism.

                                                                   Attachment 10
                                                                        Page 100

                                    EXHIBIT D

                                                                   Attachment 10
                                                                        Page 101

BST VSEEM REMEDY PROCEDURE

TIER-1 CALCULATION FOR RETAIL ANALOGUES:

1.   Calculate the overall test statistic for each CLEC; zTCLEC1 (See Exhibit C)

2. Calculate the balancing critical value( cB CLEC1 ) that is associated with the alternative hypothesis (for fixed parameters (delta), (psi) or (epsilon)). (See Exhibit C)

3. If the overall test statistic is equal to or above the balancing critical value, stop here. Otherwise, go to step 4.

4. Calculate the Parity Gap by subtracting the value of step 2. from that of step 1.; zTCLEC1 - cB CLEC1

5. Calculate the Volume Proportion using a linear distribution with slope of 1/4. This can be accomplished by taking the absolute value of the Parity Gap from step 4. divided by 4; ABS((zTCLEC1 - cB CLEC1 ) / 4). All parity gaps equal or greater to 4 will result in a volume proportion of 100%.

6. Calculate the Affected Volume by multiplying the Volume Proportion from step 5. by the Total CLEC1 Volume in the negatively affected cell; where the cell value is negative. (See Exhibit C)

7. Calculate the payment to ITC/\DeltaCom by multiplying the result of step 6. by the appropriate dollar amount from the fee schedule.

          So, ITC/\DeltaCom payment = Affected VolumeCLEC1 * $$ from Fee
Schedule

EXAMPLE: ITC/\DELTACOM MISSED INSTALLATION APPOINTMENTS (MIA) FOR RESALE POTS

               n I        n C        MIAI       MIAC      zTCLEC1       CB       PARITY GAP      Volume       Affected
                                                                                               Proportion      Volume
   State      50000       600         9%        16%        -1.92      -0.21         1.71         0.4275

   Cell                                                   zCLEC1
                                                        ------------

     1                    150       0.091      0.112      -1.994                                                 64
     2                     75       0.176      0.098       0.734
     3                     10       0.128      0.333      -2.619                                                  4
     4                     50       0.158      0.242      -2.878                                                 21
     5                     15       0.245      0.075       1.345
     6                    200       0.156      0.130       0.021
     7                     30       0.166      0.233      -0.600                                                 13
     8                     20       0.106      0.127      -0.065                                                  9
     9                     40       0.193      0.218      -0.918                                                 17
    10                     10       0.160      0.235      -0.660                                                  4
                                                                                                            --------------
                                                                                                                   133

where nI = ILEC observations and nC = ITC/\DeltaCom observations

                                                                   Attachment 10
                                                                        Page 102

     Payout for ITC/\DeltaCom is (133 units) * ($100/unit) = $13,300 TIER-2 CALCULATION FOR RETAIL ANALOGUES:

1. Tier-2 is triggered by three monthly failures of any VSEEM submetric in the same quarter.

2. Calculate the overall test statistic for the CLEC Aggregate using all transactions from the calendar quarter; zTCLECA

3. Calculate the balancing critical value( cB CLEC1 ) that is associated with the alternative hypothesis (for fixed parameters (delta), (psi) or (epsilon)). (See Exhibit C)

4. If the overall test statistic is equal to or above the balancing critical value for the calendar quarter, stop here. Otherwise, go to step 5.

5. Calculate the Parity Gap by subtracting the value of step 3. from that of step 2.; zTCLECA - cB CLECA

6. Calculate the Volume Proportion using a linear distribution with slope of 1/4. This can be accomplished by dividing the Parity Gap from step 5. by 4; ABS((zTCLECA - cB CLECA ) / 4). All parity gaps equal or greater to 4 will result in a volume proportion of 100%.

7. Calculate the Affected Volume by multiplying the Volume Proportion from step 6. by the Total CLECA Volume (CLEC Aggregate) in the negatively affected cell; where the cell value is negative (See Exhibit C).

8. Calculate the payment to State Designated Agency by multiplying the result of step 7. by the appropriate dollar amount from the fee schedule.

     So, State Designated Agency payment = Affected VolumeCLECA * $$ from Fee Schedule

EXAMPLE: CLEC-A MISSED INSTALLATION APPOINTMENTS (MIA) FOR RESALE POTS

               n I        n C        MIAI       MIAC      zTCLECA       CB       PARITY GAP      Volume       Affected
   State                                                                                       Proportion      Volume
 Quarter1     180000      2100        9%        16%        -1.92      -0.21         1.71         0.4275
   Cell                                                   zCLECA
                                                        ------------

     1                    500       0.091      0.112      -1.994                                                 214
     2                    300       0.176      0.098       0.734
     3                     80       0.128      0.333      -2.619                                                 34
     4                    205       0.158      0.242      -2.878                                                 88
     5                     45       0.245      0.075       1.345
     6                    605       0.156      0.130       0.021
     7                     80       0.166      0.233      -0.600                                                 34
     8                     40       0.106      0.127      -0.065                                                 17

                                                                   Attachment 10
                                                                        Page 103

     9                    165       0.193      0.218      -0.918                                                 71
    10                     80       0.160      0.235      -0.660                                                 34
                                                                                                            --------------
                                                                                                                 492

where nI = ILEC observations and nC = CLEC-A observations

     Payout for CLEC-A is (492 units) * ($300/unit) = $147,600 --------

TIER-3

Tier-3 uses the monthly CLEC Aggregate results in a given State. Tier-3 is triggered when five of the twelve Tier-3 sub-metrics experience consecutive failures in a given calendar quarter. The table below displays a situation that would trigger a Tier-3 failure, and one that would not.

[TABLE OMITTED]

Tier-3 is effective immediately after quarter results, and can only be lifted when two of the five failed sub-metrics show compliance for two consecutive months in the following quarter.

All tiers standalone, such that triggering Tier-3 will not cease payout of any Tier-1 or Tier-2 failures.

                                                                   Attachment 10
                                                                        Page 104

TIER-1 CALCULATION FOR BENCHMARKS:

1. For each CLEC, with five or more observations, calculate monthly performance results for the State.

2. CLECs having observations (sample sizes) between 5 and 30 will use Table I below:

                  TABLE I           SMALL SAMPLE SIZE TABLE
-----------------------------------------------------------
                                        (95% CONFIDENCE)

--------------------------------------------    ------------------------------------------
 SAMPLE SIZE    EQUIVALENT     EQUIVALENT       SAMPLE SIZE   EQUIVALENT     EQUIVALENT
              90% BENCHMARK  95% BENCHMARK                  90% BENCHMARK  95% BENCHMARK

--------------------------------------------    ------------------------------------------
            5         60.00%         80.00%              16         75.00%         87.50%
--------------------------------------------    ------------------------------------------
            6         66.67%         83.33%              17         76.47%         82.35%
--------------------------------------------    ------------------------------------------
            7         71.43%         85.71%              18         77.78%         83.33%
--------------------------------------------    ------------------------------------------
            8         75.00%         75.00%              19         78.95%         84.21%
--------------------------------------------    ------------------------------------------
            9         66.67%         77.78%              20         80.00%         85.00%
--------------------------------------------    ------------------------------------------
           10         70.00%         80.00%              21         76.19%         85.71%
--------------------------------------------    ------------------------------------------
           11         72.73%         81.82%              22         77.27%         86.36%
--------------------------------------------    ------------------------------------------
           12         75.00%         83.33%              23         78.26%         86.96%
--------------------------------------------    ------------------------------------------
           13         76.92%         84.62%              24         79.17%         87.50%
--------------------------------------------    ------------------------------------------
           14         78.57%         85.71%              25         80.00%         88.00%
--------------------------------------------    ------------------------------------------
           15         73.33%         86.67%              26         80.77%         88.46%
--------------------------------------------    ------------------------------------------
                                                         27         81.48%         88.89%
                                                ------------------------------------------
                                                         28         78.57%         89.29%
                                                ------------------------------------------
                                                         29         79.31%         86.21%
                                                ------------------------------------------
                                                         30         80.00%         86.67%
                                                ------------------------------------------

3. If the percentage (or equivalent percentage for small samples) is equal to or below the benchmark standard, stop here. Otherwise, go to step 4.

4. Determine the Volume Proportion by taking the difference between the benchmark and the actual performance result.

5. Calculate the Affected Volume by multiplying the Volume Proportion from step 4. by the Total CLEC1 Volume.

6. Calculate the payment to ITC/\DeltaCom by multiplying the result of step 5. by the appropriate dollar amount from the fee schedule.

          So, ITC/\DeltaCom payment = Affected VolumeCLEC1 * $$ from Fee
Schedule

                                                                   Attachment 10
                                                                        Page 105

EXAMPLE: ITC/\DELTACOM MISSED INSTALLATION APPOINTMENTS (MIA) FOR UNE LOOPS

                  n C      Benchmark       MIAC         Volume       Affected
                                                      Proportion      Volume
   State          600          9%           12%           .03           18

     Payout for ITC/\DeltaCom is (18 units) * ($400/unit) = $7,200 ------


TIER-1 CALCULATION FOR BENCHMARKS (IN THE FORM OF A TARGET):

1. For each, with five or more observations, CLEC calculate monthly performance results for the State.

2. CLECs having observations (sample sizes) between 5 and 30 will use Table I above.

3.   Calculate the interval distribution based on the same data set used in step
     1.

4. If the `percent within' is equal to or exceeds the benchmark standard, stop here. Otherwise, go to step 5.

5. Determine the Volume Proportion by taking the difference between 100% and the actual performance result.

6. Calculate the Affected Volume by multiplying the Volume Proportion from step 5. by the Total CLEC1 Volume.

7. Calculate the payment to ITC/\DeltaCom by multiplying the result of step 6. by the appropriate dollar amount from the fee schedule.

          So, ITC/\DeltaCom payment = Affected VolumeCLEC1 * $$ from Fee
Schedule

EXAMPLE: ITC/\DELTACOM REJECT TIMELINESS

                  n C      Benchmark       Reject TimelinessC       Volume       Affected
                                                                  Proportion      Volume
   State          600   95% within 1 hour  93% within 1 hour          .07           42

          Payout for ITC/\DeltaCom is (42 units) * ($100/unit) = $4,200 ------

TIER-2 CALCULATIONS FOR BENCHMARKS:

Tier-2 calculations for benchmark measures are the same as the Tier-1 benchmark calculations except the CLEC Aggregate data having failed for three months in a given calendar quarter is being assessed.

                                                                   Attachment 10
                                                                        Page 106

                                    EXHIBIT E

                                                                   Attachment 10
                                                                        Page 107

TABLE-1

                                        LIQUIDATED DAMAGES TABLE FOR TIER-1 MEASURES

-------------------------------------------------------------------------------------------------------------------------------
                                                      PER AFFECTED ITEM

-------------------------------------------------------------------------------------------------------------------------------
                                              Month 1       Month 2        Month3        Month4       Month 5       Month 6
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Ordering                                             $40           $50           $60           $70           $80           $90
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Provisioning                                        $100          $125          $175          $250          $325          $500
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Provisioning UNE                                    $400          $450          $500          $550          $650          $800
(Coordinated Customer Conversions)
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Maintenance and Repair                              $100          $125          $175          $250          $325          $500
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Maintenance and Repair UNE                          $400          $450          $500          $550          $650          $800
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
LNP                                                 $150          $250          $500          $600          $700          $800
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
IC Trunks                                           $100          $125          $175          $250          $325          $500
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------
Collocation                                       $5,000        $5,000        $5,000        $5,000        $5,000        $5,000
------------------------------------------- ------------- ------------- ------------- ------------- ------------- -------------


TABLE-2

                     VOLUNTARY PAYMENTS FOR TIER-2 MEASURES

        ----------------------------------------------------------------
                                                        PER AFFECTED
                                                        ITEM
        ----------------------------------------------------------------
        OSS                                                         $20
        Pre-Ordering
        ----------------------------------------------------------------
        Ordering                                                    $60
        ----------------------------------------------------------------
        Provisioning                                               $300
        ----------------------------------------------------------------
        UNE Provisioning                                           $875
        (Coordinated Customer Conversions)
        ----------------------------------------------------------------
        Maintenance and Repair                                     $300
        ----------------------------------------------------------------
        UNE Maintenance and Repair                                 $875
        ----------------------------------------------------------------
        Billing                                                   $1.00
        ----------------------------------------------------------------
        LNP                                                        $500
        ----------------------------------------------------------------
        IC Trunks                                                  $500
        ----------------------------------------------------------------
        Collocation                                             $15,000
        ----------------------------------------------------------------

                                 ATTACHMENT 11
                                    PRICING

                                                                   Attachment 11
                                                                              NC
                                                                          Page 1

                                 NORTH CAROLINA

                                     PRICING

1.       GENERAL PRINCIPLES

         All services currently provided hereunder (including resold Local Services, Network Elements and Ancillary Functions) and all new and additional services to be provided hereunder shall be priced in accordance with all applicable provisions of the Act and the rules and orders of the Federal Communications Commission and the North Carolina Utilities Commission.

2.       LOCAL SERVICE RESALE

         The rates that ITC/\DeltaCom shall pay to BellSouth for resold Local Services shall be BellSouth's Retail Rates less the applicable discount. The following discount will apply to all Telecommunications Services available for resale in North Carolina.

                     Residential Service              21.50%


                     Business Service:                17.60%

3.       UNBUNDLED NETWORK ELEMENTS

         The prices that ITC/\DeltaCom shall pay to BellSouth for Unbundled Network Elements are set forth in Table 1.

4.       COMPENSATION FOR LOCAL INTERCONNECTION (CALL TRANSPORT AND TERMINATION)

         The prices that ITC/\DeltaCom and BellSouth shall pay each other for the termination of local calls are set forth in Table 1.

5.       ANCILLARY FUNCTIONS

5.1 Collocation - The rates, terms and conditions for Physical Collocation are as set forth in Attachment 4 of this Agreement. Rates, terms, and conditions for Virtual Collocation are as set forth in Section 20 of BellSouth Telecommunications, Inc.'s Interstate Access Tariff, FCC
         No. 1.

5.2 Poles, Ducts and Conduits - BellSouth shall provide access to poles, conduits and ducts at rates that are consistent with 47 U.S.C. Section 224(d). ITC/\DeltaCom may file a complaint with the appropriate regulatory authority if it believes the rates provided by BellSouth are not consistent with 47 U.S.C. Section 224(d).

                                                                         5/15/98

6.       LOCAL NUMBER PORTABILITY

         The prices for interim number portability are set forth in Table 1.

7.       RECORDED USAGE DATA

         The prices for recorded usage data are set forth in Table 1.

8.       ELECTRONIC INTERFACES

         All costs incurred by BellSouth to include implement operational interfaces shall be recovered from the industry. If there is disagreement between the Parties regarding cost recovery issues, an affected party may petition the North Carolina Utilities Commission to initiate a separate hearing to address the matter.

                                                                         5/15/98

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS

     DESCRIPTION                                                                            USOC                           NC
------------------------------------------------------------------------------------------------------------------------------------
     NIDs
     NID (all types), per month                                                            UNDAX                         $0.52
     Installation of 2-Wire/4Wire CLEC NID                                                 UNDAX
                NRC - 1st                                                                  UNDAX                           NA
                NRC - Add'l                                                                UNDAX                           NA
     NID to NID Cross Connect, 2-Wire or 4-Wire, NRC                                       UNDC2                           NA
     NID per 2-Wire Analog VG Loop, Per Month                                              UNDAX                         $1.01
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 4-Wire Analog VG Loop, Per Month                                              UNDAX                         $1.14
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 2-Wire ISDN Digital VG Loop, Per Month                                        UNDAX                         $1.01
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 2-Wire Asymmetrical Dig Subscriber Line (ADSL) Loop, Per Mo.                  UNDAX                         $1.01
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 2-Wire High Bit Rate Dig Subscriber Line (HDSL) Loop                          UNDAX                         $1.01
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 4-Wire High Bit Rate Dig Subscriber Line (HDSL) Loop                          UNDAX                         $1.14
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 4-Wire 56 Kbps Dig Grade Loop                                                 UNDAX                         $1.14
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Service Order - 1st                      SOMAN                         $26.34
                NRC - Incremental Charge - Manual Service Order - Add'l                    SOMAN                         $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect               SOMAN                           NA
     NID per 4-Wire 64 Kbps Dig Grade Loop                                                 UNDAX                         $1.14
                NRC - 1st                                                                  UNDAX                         $1.42
                NRC - Add'l                                                                UNDAX                         $1.42
                NRC - Incremental Charge - Manual Svc Ord - 1st                            SOMAN                         $26.94
                NRC - Incremental Charge - Manual Svc Ord - Add'l                          SOMAN                         $12.76
                NRC - Incremental Charge - Manual Svc Ord - Disconnect                     SOMAN                           NA
     Nonrecurring Charge - customer transfer, feature additions, changes (1)                                               NA
     LOOP, EXCLUDING NID
     2-Wire Analog VG Loop (Standard), per month                                            TBD                            NA
                NRC - 1st                                                                                                  NA
                NRC - Add'l                                                                                                NA
     2-Wire Analog VG Loop (Customized), per month                                          TBD                            NA
                NRC - 1st                                                                                                  NA
                NRC - Add'l                                                                                                NA
     4-Wire Analog VG Loop (Standard), per month                                            TBD                            NA
                NRC - 1st                                                                                                  NA
                NRC - Add'l                                                                                                NA
     2-Wire ISDN Digital Grade Loop (Standard), per month                                   TBD                            NA
                NRC - 1st                                                                                                  NA

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                             USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
                NRC - Add'l                                                                                      NA
     2-Wire ADSL Loop (Standard), per month                                                     TBD              NA
                NRC - 1st                                                                                        NA
                NRC - Add'l                                                                                      NA
     2-Wire HDSL Loop (Standard), per month                                                     TBD              NA
                NRC - 1st                                                                                        NA
                NRC - Add'l                                                                                      NA
     4-Wire HDSL Loop (Standard), per month                                                     TBD              NA
                NRC - 1st                                                                                        NA
                NRC - Add'l                                                                                      NA
     LOOP, INCLUDING NID
     2-Wire Analog VG Loop-SL1, per month                                                      UEAL2           $15.88
                NRC - 1st                                                                      UEAL2           $57.99
                NRC - Add'l                                                                    UEAL2           $42.37
                NRC - Disconnect Charge - 1st                                                  UEAL2             NA
                NRC - Disconnect Charge - Add'l                                                UEAL2             NA
                NRC - Incremental Charge - Manual Service Order - 1st                          SOMAN           $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                        SOMAN           $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                   SOMAN             NA
                NRC - Loop Make-Up                                                             UEANM            TBD
     2-Wire Analog VG Loop-SL2, per month                                                      UEAL2           $19.50
                NRC - 1st                                                                      UEAL2          $142.97
                NRC - Add'l                                                                    UEAL2          $106.56
                NRC - Disconnect Charge - 1st                                                  UEAL2             NA
                NRC - Disconnect Charge - Add'l                                                UEAL2             NA
                NRC - Incremental Charge - Manual Service Order - 1st                          SOMAN           $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                        SOMAN           $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                   SOMAN             NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)      OCOSL           $45.34
     4-Wire Analog VG Loop, per month                                                          UEAL4           $27.49
                NRC - 1st                                                                      UEAL4          $288.47
                NRC - Add'l                                                                    UEAL4          $237.45
                NRC - Disconnect Charge - 1st                                                  UEAL4             NA
                NRC - Disconnect Charge - Add'l                                                UEAL4             NA
                NRC - Incremental Charge - Manual Service Order - 1st                          SOMAN           $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                        SOMAN           $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                   SOMAN             NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)      OCOSL           $45.34
     2-Wire ISDN Digital Grade Loop, per month                                                 U1L2X           $24.98
                NRC - 1st                                                                      U1L2X          $325.91
                NRC - Add'l                                                                    U1L2X          $251.31
                NRC - Disconnect Charge - 1st                                                  U1L2X             NA
                NRC - Disconnect Charge - Add'l                                                U1L2X             NA
                NRC - Incremental Charge - Manual Service Order - 1st                          SOMAN           $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                        SOMAN           $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                   SOMAN             NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)      OCOSL           $45.34
     2-Wire Asymmetrical Dig Subscriber Line (ADSL) Compatible Loop, per month                 UAL2X           $14.60
                NRC - 1st                                                                      UAL2X          $504.90
                NRC - Add'l                                                                    UAL2X          $456.17
                NRC - Disconnect Charge - 1st                                                  UAL2X             NA
                NRC - Disconnect Charge - Add'l                                                SOMAN             NA
                NRC - Incremental Charge - Manual Service Order - 1st                          SOMAN           $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                        SOMAN           $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                   SOMAN             NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)      OCOSL           $45.34
     2-Wire High Bit Rate Dig Subscriber Line (HDSL) Compatible Loop, per month                UHL2X           $11.98
                NRC - 1st                                                                      UHL2X          $504.90
                NRC - Add'l                                                                    UHL2X          $456.17
                NRC - Disconnect Charge - 1st                                                  UHL2X             NA
                NRC - Disconnect Charge - Add'l                                                UHL2X             NA
                NRC - Incremental Charge - Manual Service Order - 1st                          SOMAN           $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                        SOMAN           $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                   SOMAN             NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)      OCOSL           $45.34
     4-Wire High Bit Rate Dig Subscriber Line (HDSL) Compatible Loop, per month                UHL4X           $13.97
                NRC - 1st                                                                      UHL4X          $531.35

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
                NRC - Add'l                                                                          UHL4X              $482.62
                NRC - Disconnect Charge - 1st                                                        UHL4X                 NA
                NRC - Disconnect Charge - Add'l                                                      UHL4X                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                SOMAN               $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                              SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                         SOMAN                 NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL               $45.34
     4-Wire HDSL Loop (Standard), per month                                                          UHL4X                 NA
                NRC - 1st                                                                            UHL4X                 NA
                NRC - Add'l                                                                          UHL4X                 NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL                 NA
     4-Wire DS1 Digital Loop, per month                                                              USLXX               $62.78
                NRC - 1st                                                                            USLXX              $714.84
                NRC - Add'l                                                                          USLXX              $421.47
                NRC - Disconnect Charge - 1st                                                        USLXX                 NA
                NRC - Disconnect Charge - Add'l                                                      USLXX                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                SOMAN               $42.19
                NRC - Incremental Charge - Manual Service Order - Add'l                              SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                         SOMAN                 NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL               $48.31
     4-Wire 56 Kbps Dig Grade Loop, per month                                                        UDL56               $32.67
                NRC - 1st                                                                            UDL56              $489.04
                NRC - Add'l                                                                          UDL56              $337.51
                NRC - Disconnect Charge - 1st                                                        UDL56                 NA
                NRC - Disconnect Charge - Add'l                                                      UDL56                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                SOMAN               $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                              SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                         SOMAN                 NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL               $45.34
     4-Wire 64 Kbps Dig Grade Loop, per month                                                        UDL64               $32.67
                NRC - 1st                                                                            UDL64              $489.04
                NRC - Add'l                                                                          UDL64              $337.51
                NRC - Disconnect Charge - 1st                                                        UDL64                 NA
                NRC - Disconnect Charge - Add'l                                                      UDL64                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                SOMAN               $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                              SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                         SOMAN                 NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL               $45.34
     Unbundled Loops via IDLC                                                                                       To be negotiated
     SUB-LOOPS
     Sub-Loop 2-Wire Analog
     Loop Feeder per 2-Wire Analog VG Loop, per month                                                  NA                  NA
                NRC - 1st                                                                              NA                  NA
                NRC - Add'l                                                                            NA                  NA
                NRC - Disconnect Charge - 1st                                                          NA                  NA
                NRC - Disconnect Charge - Add'l                                                        NA                  NA
                NRC - Incremental Charge - Manual Service Order - 1st                                  NA                  NA
                NRC - Incremental Charge - Manual Service Order - Add'l                                NA                  NA
                NRC - Incremental Charge - Manual Service Order - Disconnect                           NA                  NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL                 NA
     Loop Distribution per 2-Wire Analog VG Loop (Including NID), per month                          USBN2                 NA
                NRC - 1st                                                                            USBN2                 NA
                NRC - Add'l                                                                          USBN2                 NA
                NRC - Disconnect Charge - 1st                                                        USBN2                 NA
                NRC - Disconnect Charge - Add'l                                                      USBN2                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                SOMAN                 NA
                NRC - Incremental Charge - Manual Service Order - Add'l                              SOMAN                 NA
                NRC - Incremental Charge - Manual Service Order - Disconnect                         SOMAN                 NA
                NRC - Incremental Charge - Order Coordination - Time Specific (per order)            OCOSL                 NA
     Loop Distribution per 2-Wire Analog VG Loop (Excluding NID), per month                            NA                  NA
                NRC - 1st                                                                              NA                  NA
                NRC - Add'l                                                                            NA                  NA
     Loop Distribution per 4-Wire Analog VG Loop (Incl NID), per month                               USBN4                TBN
                NRC - 1st                                                                            USBN4                TBN
                NRC - Add'l                                                                          USBN4                TBN
     Unbundled Network Terminating Wire

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------

          UNTW Pair, per pair, per month                                                           UENPP                 NA
          Site Visit Survey, per MDU/MTU Complex, NRC                                              UENVS                 NA
          Site Visit Set-Up - Terminal Preparation, per terminal
                NRC - 1st terminal                                                                 UENSS                TBN
                NRC - Add'l terminal                                                               UENSS                TBN
          Access Terminal Provisioning & 1st 25 pair panel, per terminal, NRC                      UEN1T                TBN
          Existing Access Terminal Provisioning, 2nd 25 pair panel, per terminal, NRC              UEN2T                TBN
          UNTW Pair Provisioning, per pair, NRC                                                    UENPP                TBN
          Service Visit for Provisioning, per request, per premises, NRC                           UENSV                TBN
          Manual Service Order, NRC                                                                MOCLA                TBN
     Sub-Loop Concentration - Channelization Sys (Outside CO)
                NRC - Incremental Charge - Manual Service Order - 1st                              SOMAN                BFR
                NRC - Incremental Charge - Manual Service Order - Add'l                            SOMAN                BFR
          TR008 - System A (96 channel capacity - channels 1-96), per month                        UCT8A                 NA
                NRC - 1st                                                                          UCT8A                 NA
                NRC - Add'l                                                                        UCT8A                 NA
          TR008 - System B (96 channel capacity - channels 97-192), per month                      UCT8B                 NA
                NRC - 1st                                                                          UCT8B                 NA
                NRC - Add'l                                                                        UCT8B                 NA
          TR303 - System A (96 channel capacity - channels 1-96), per month                        UCT3A                 NA
                NRC - 1st                                                                          UCT3A                 NA
                NRC - Add'l                                                                        UCT3A                 NA
          TR303 - System B (96 channel capacity - channels 97-192), per month                      UCT3B                 NA
                NRC - 1st                                                                          UCT3B                 NA
                NRC - Add'l                                                                        UCT3B                 NA
          DS1 Feeder Interface, per month                                                          UCTFS                 NA
                NRC 1st                                                                            UCTFS                 NA
                NRC Add'l                                                                          UCTFS                 NA
          Channel Interface - 2 Wire Voice - Loop Start , per month                                 TBD                  NA
                NRC 1st                                                                             TBD                  NA
                NRC Add'l                                                                           TBD                  NA
          Channel Interface - 2 Wire ISDN, per month                                               ULCC1                 NA
                NRC 1st                                                                            ULCC1                 NA
                NRC Add'l                                                                          ULCC1                 NA
          Channel Interface - 2 Wire Voice - Ground Start or Reverse Battery, per month             TBD                  NA
          .     NRC 1st                                                                             TBD                  NA
                NRC Add'l                                                                           TBD                  NA
          Channel Interface - 4 Wire Voice, per month                                              ULCC4                 NA
                NRC 1st                                                                            ULCC4                 NA
                NRC Add'l                                                                          ULCC4                 NA
          Test Circuit, per month                                                                  UCTTC                 NA
                NRC 1st                                                                            UCTTC                 NA
                NRC Add'l                                                                          UCTTC                 NA
          Channel Interface - Digital 56Kbps, per month                                            ULCC5                 NA
                NRC 1st                                                                            ULCC5                 NA
                NRC Add'l                                                                          ULCC5                 NA
          Channel Interface - Digital 64Kbps, per month                                            ULCC6                 NA
                NRC 1st                                                                            ULCC6                 NA
                NRC Add'l                                                                          ULCC6                 NA
     Loop Concentration System (Inside C.O.)
                NRC - Incremental Charge - Manual Service Order - 1st                              SOMAN                TBD
                NRC - Incremental Charge - Manual Service Order - Add'l                            SOMAN                TBD
          TR008 -System A (96 channel capacity - channels 1-96), per month                         UCT8A              $375.96
                NRC - 1st                                                                          UCT8A             $1,113.00
                NRC - Add'l                                                                        UCT8A                 NA
          TR008 -System B (96 channel capacity - channels 97-192), per month                       UCT8B               $65.98
                NRC - 1st                                                                          UCT8B              $463.74
                NRC - Add'l                                                                        UCT8B                 NA
          TR303 - System A (96 channel capacity - channels 1-96), per month                        UCT3A              $422.68
                NRC - 1st                                                                          UCT3A             $1,113.00
                NRC - Add'l                                                                        UCT3A                 NA
          TR303 - System B (96 channel capacity - channels 97-192), per month                      UCT3B              $111.17
                NRC - 1st                                                                          UCT3B              $463.74
                NRC - Add'l                                                                        UCT3B                 NA
          DS1 Interface, per month                                                                 UCTCO               $6.27
                NRC 1st                                                                            UCTCO              $367.04
                NRC Add'l                                                                          UCTCO              $131.79

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
          Channel Interface - 2 Wire Voice - Loop Start , per month                                      TBD                $0.89
                NRC 1st                                                                                  TBD                $35.73
                NRC Add'l                                                                                TBD                $35.49
          Channel Interface - 2 Wire ISDN, per month                                                    ULCC1               $9.95
                NRC 1st                                                                                 ULCC1               $35.71
                NRC Add'l                                                                               ULCC1               $35.51
          Channel Interface - 2 Wire Voice - Ground Start or Reverse Battery, per month                  TBD                $14.80
                NRC 1st                                                                                  TBD                $35.71
                NRC Add'l                                                                                TBD                $35.51
          Channel Interface - 4 Wire Voice, per month                                                   ULCC4               $8.82
                NRC 1st                                                                                 ULCC4               $35.71
                NRC Add'l                                                                               ULCC4               $35.51
          Test Circuit, per month                                                                       UCTTC               $43.13
                NRC 1st                                                                                 UCTTC               $35.71
                NRC Add'l                                                                               UCTTC               $35.51
          Channel Interface - Digital 56Kbps, per month                                                 ULCC5                TBD
                NRC 1st                                                                                 ULCC5                TBD
                NRC Add'l                                                                               ULCC5                TBD
          Channel Interface - Digital 64Kbps, per month                                                 ULCC6                TBD
                NRC 1st                                                                                 ULCC6                TBD
                NRC Add'l                                                                               ULCC6                TBD
      LOCAL EXCHANGE SWITCHING (PORTS)
     2-Wire Analog Line Port (Res., Bus.), per month                                         (++) Bus = TNPBL Res = TNPRL   $2.19
                NRC - 1st (Residence)                                                                   UEPRL               $21.60
                NRC - Add'l (Residence)                                                                 UEPRL               $21.60
                NRC - 1st (Business)                                                                    UEPBL               $21.60
                NRC - Add'l (Business)                                                                  UEPBL               $21.60
                NRC - Disconnect Charge - 1st                                                           UEPBL                 NA
                NRC - Disconnect Charge - Add'l                                                         UEPBL                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN               $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAN                 NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAN                 NA
     4-Wire Analog VG Port, per month                                                                   UEP4A               $8.69
                NRC - 1st                                                                               UEP4A               $21.69
                NRC - Add'l                                                                             UEP4A               $21.69
                NRC - Disconnect Charge - 1st                                                           UEP4A                 NA
                NRC - Disconnect Charge - Add'l                                                         UEP4A                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN               $26.85
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               $12.67
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAN                 NA
     2-Wire DID Port, per month                                                                         UEPP2               $12.36
                NRC - 1st                                                                               UEPP2               $81.84
                NRC - Add'l                                                                             UEPP2               $81.84
                NRC - Disconnect Charge - 1st                                                           UEPP2                 NA
                NRC - Disconnect Charge - Add'l                                                         UEPP2                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN               $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAN                 NA
     4-Wire DS1 Port w/DID capability, per month                                                        UEPDD              $123.65
                NRC - 1st                                                                               UEPDD              $116.59
                NRC - Add'l                                                                             UEPDD               $69.92
                NRC - Disconnect Charge - 1st                                                           UEPDD                 NA
                NRC - Disconnect Charge - Add'l                                                         UEPDD                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN               $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAN                 NA
     2-Wire ISDN digital line side Port, per month                                                      U1PMA               $24.50
                NRC - 1st                                                                               U1PMA               $62.29
                NRC - Add'l                                                                             U1PMA               $62.29
                NRC - Disconnect Charge - 1st                                                           U1PMA                 NA
                NRC - Disconnect Charge - Add'l                                                         U1PMA                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN               $55.30
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               $55.30
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAN                 NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAN                 NA

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
     4-Wire ISDN DS1 Port, per month                                                                                      $179.75
                NRC - 1st                                                                                                 $241.63
                NRC - Add'l                                                                                               $241.63
                NRC - Disconnect Charge - 1st                                                                                NA
                NRC - Disconnect Charge - Add'l                                                                              NA
                NRC - Incremental Charge - Manual Service Order - 1st                                                      $53.89
                NRC - Incremental Charge - Manual Service Order - Add'l                                                    $53.89
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                                           NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                                         NA
     2-Wire Analog Line Port (PBX), per month                                                                              $2.18
                NRC - 1st                                                                                                  $21.60
                NRC - Add'l                                                                                                $21.60
                NRC - Disconnect Charge - 1st                                                                                NA
                NRC - Disconnect Charge - Add'l                                                                              NA
                NRC - Incremental Charge - Manual Service Order - 1st                                                      $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                                    $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                                           NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                                         NA
     4-Wire Coin Port, per month                                                                                           $2.59
                NRC - 1st                                                                                                  $21.60
                NRC - Add'l                                                                                                $21.60
                NRC - Disconnect Charge - 1st                                                                                NA
                NRC - Disconnect Charge - Add'l                                                                              NA
                NRC - Incremental Charge - Manual Service Order - 1st                                                      $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                                    $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                                           NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                                         NA
     VERTICAL FEATURES

     Three-Way Calling, per month                                                                                          $0.89
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Customer Changeable Speed Calling, per month                                                                          $0.17
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Call Waiting                                                                                                          $0.09
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Remote Activation of Call Fordwarding, per month                                                                      $0.85
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Cancel Call Waiting, per month                                                                                        $0.01
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Automatic Callback, per month                                                                                         $0.66
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Automatic Recall, per month                                                                                           $0.29
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Calling Number Delivery, per month                                                                                    $0.33
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Calling Number Delivery Blocking, per month                                                                           $0.02
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Customer Originated Trace, per month                                                                                  $0.14
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA
     Selective Call Rejection, per month                                                                                   $0.13
                NRC                                                                                                        $1.51
                NRC - Disconnect                                                                                             NA

                                                                  Attachment 11
                                                                        Table 1

DESCRIPTION                                               USOC           NC
--------------------------------------------------------------------------------
     Selective Call Forwarding, per month                              $0.28
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Selective Call Acceptance, per month                              $0.33
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Multiline Hunt Service (Rotary)
     Service per line, (in addition to port) , per month               $0.14
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Call Forwarding Variable, per month                               $0.10
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Call Forwarding Busy Line, per month                              $0.08
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Call Forwarding Don't Answer All Calls, per month                 $0.09
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Remote Call Forwarding, per month                                 $0.95
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Call Transfer, per month                                          $0.14
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Call Hold, per month                                              $0.15
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Toll Restricted Service, per month                                $0.10
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Message Waiting Indicator - Stutter Dial Tone, per month          $0.03
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Anonymous Call Rejection, per month                               $1.29
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Shared Call Appearances of a DN, per month                        $0.29
                NRC                                                    $1.47
                NRC - Disconnect                                         NA
     Multiple Call Appearances, per month                              $0.07
                NRC                                                    $1.47
                NRC - Disconnect                                         NA
     ISDN Bridged Call Exclusion, per month                            $0.00
                NRC                                                    $1.47
                NRC - Disconnect                                         NA
     Call by Call Access, per month                                    $19.83
                NRC                                                    $33.33
                NRC - Disconnect                                         NA
     Privacy Release, per month                                        $0.00
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Multi Appearance Directory Number Calls, per month                $0.13
                NRC                                                    $1.51
                NRC - Disconnect                                         NA
     Make Set Busy, per month                                          $0.00
                NRC                                                    $1.51

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
                NRC - Disconnect                                                                                     NA
     Teen Service (Res. Dist. Alerting Service), per month                                                         $0.26
                NRC                                                                                                $1.51
                NRC - Disconnect                                                                                     NA
     Code Restriction and Diversion, per month                                                                     $0.09
                NRC                                                                                                $1.51
                NRC - Disconnect                                                                                     NA
     Call Park, per month                                                                                          $0.09
                NRC                                                                                                $1.51
                NRC - Disconnect                                                                                     NA
     Automatic Line, per month                                                                                     $0.14
                NRC                                                                                                $1.51
                NRC - Disconnect                                                                                     NA
     ISDN Message Waiting Indication-Lamp, per month                                                               $0.01
                NRC                                                                                                $1.47
                NRC - Disconnect                                                                                     NA
     ISDN Feature Function Buttons                                                                                   NA
                NRC                                                                                                $1.51
                NRC - Disconnect                                                                                     NA
     Subsequent Ordering Charge - (per order, per line)
                NRC - Electronic - 1st                                                                             $5.42
                NRC - Electronic - Add'l                                                                           $0.95
                NRC - Manual - 1st                                                                                 $1.89
                NRC - Manual - Add'l                                                                               $0.00
                NRC - Disconnect                                                                                     NA
      End Office Switching (Port Usage)
          End Office Switching Function, per mou                                                     N/A           $0.00
          End Office Switching Function, add'l mou (6)                                               N/A             NA
          End Office Interoffice Trunk Port--Shared, per mou                                         N/A             NA
      Tandem Switching (Port Usage) (Local or Access Tandem)
          Tandem Switching Function per mou                                                          N/A           $0.00
          Tandem Interoffice Trunk Port - Shared per mou                                             N/A             NA
      INTEROFFICE TRANSPORT

     Common (Shared) Transport

          Common (Shared) Transport per mile per mou                                                 N/A           $0.00
          Common (Shared) Transport Facilities Termination per mou                                   N/A           $0.00
     Interoffice Transport - Dedicated - VG

          Interoffice Transport - Dedicated - 2-Wire VG - per mile                                  1L5XX          $0.03
          Interoffice Transport - Dedicated - 2-Wire VG - facilities termination per month          U1TV2          $18.00
                NRC - 1st                                                                           U1TV2         $137.48
                NRC - Add'l                                                                         U1TV2          $52.58
                NRC - Disconnect Charge - 1st                                                       U1TV2            NA
                NRC - Disconnect Charge - Add'l                                                     U1TV2            NA
                NRC - Incremental Charge - Manual Service Order - 1st                               SOMAC          $38.07
                NRC - Incremental Charge - Manual Service Order - Add'l                             SOMAC          $38.07
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                  SOMAC            NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                SOMAC            NA
     Interoffice Transport - Dedicated - DS0 - 56/64 KBPS
          Interoffice Transport - Dedicated - DS0 - per mile per month                              1L5XX          $0.03
          Interoffice Transport - Dedicated - DS0 - facilities termination per month                U1TD6          $17.40
                NRC - 1st                                                                           U1TD6         $137.48
                NRC - Add'l                                                                         U1TD6          $52.58
                NRC - Disconnect Charge - 1st                                                       U1TD6            NA
                NRC - Disconnect Charge - Add'l                                                     U1TD6            NA
                NRC - Incremental Charge - Manual Service Order - 1st                               SOMAC          $38.07
                NRC - Incremental Charge - Manual Service Order - Add'l                             SOMAC          $38.07
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                  SOMAC            NA

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAC               NA
     Interoffice Transport - Dedicated - DS1
          Interoffice Transport - Dedicated - DS1 - per mile per month                                  1L5XX             $0.58
          Interoffice Transport - Dedicated - DS1 - facilities termination per month                    U1TF1             $71.29
                NRC - 1st                                                                               U1TF1            $217.17
                NRC - Add'l                                                                             U1TF1            $163.75
                NRC - Disconnect Charge - 1st                                                           U1TF1               NA
                NRC - Disconnect Charge - Add'l                                                         U1TF1               NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAC             $38.07
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAC             $38.07
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAC               NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAC               NA
     Interoffice Transport - Dedicated - DS3
          Interoffice Transport - Dedicated - DS3 - per mile per month                                  1L5XX             $12.98
          Interoffice Transport - Dedicated - DS3 - facilities termination per month                    U1TF3            $720.39
                NRC - 1st                                                                               U1TF3            $794.94
                NRC - Add'l                                                                             U1TF3            $579.55
                NRC - Disconnect Charge - 1st                                                           U1TF3               NA
                NRC - Disconnect Charge - Add'l                                                         U1TF3               NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAC             $91.26
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAC             $91.26
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAC               NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAC               NA
     Local Channel - Dedicated
     Local Channel - Dedicated - 2-Wire VG                                                              ULDV2             $14.82
                NRC - 1st                                                                               ULDV2            $553.80
                NRC - Add'l                                                                             ULDV2             $89.69
                NRC - Disconnect Charge - 1st                                                           ULDV2               NA
                NRC - Disconnect Charge - Add'l                                                         ULDV2               NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAC             $42.17
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAC             $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAC               NA
     Local Channel - Dedicated - 4-Wire VG                                                              ULDD6             $15.87
                NRC - 1st                                                                               ULDD6            $562.23
                NRC - Add'l                                                                             ULDD6             $92.67
                NRC - Disconnect Charge - 1st                                                           ULDD6               NA
                NRC - Disconnect Charge - Add'l                                                         ULDD6               NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAC             $42.17
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAC             $12.76
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAC               NA
     Local Channel - Dedicated - DS1                                                                    TMECS             $35.68
                NRC - 1st                                                                               TMECS            $534.48
                NRC - Add'l                                                                             TMECS            $462.69
                NRC - Disconnect Charge - 1st                                                           TMECS               NA
                NRC - Disconnect Charge - Add'l                                                         TMECS               NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAC             $86.15
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAC             $1.77
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAC               NA
     Local Channel - Dedicated - DS3                                                                    ULDF3            $498.87
                NRC - 1st                                                                               ULDF3            $562.25
                NRC - Add'l                                                                             ULDF3            $527.88
                NRC - Disconnect Charge - 1st                                                           ULDF3               NA
                NRC - Disconnect Charge - Add'l                                                         ULDF3               NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAC             $56.25
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAC             $56.25
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAC               NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAC               NA
     CHANNELIZATION
          DS3 Channelization (DS3 to DS1)
          per Channelized System per month                                                               MQ3             $226.81
                NRC - 1st                                                                                MQ3             $351.95

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                       USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
                NRC - Add'l                                                                              MQ3              $243.76
                NRC -1sr - Disconnect                                                                    MQ3               $77.90
                NRC -Add'l - Disconnect                                                                  MQ3               $63.32
                NRC - Channel System - Incremental Cost -  Manual Svc. Order -1st                       SOMAC              $28.13
                NRC - Channel System - Incremental Cost -  Manual Svc. Order - Add'l                    SOMAC              $13.33
                NRC - Channel System - Incremenatl Cost - Manual Svc. Order - Disconnect - 1st          SOMAC              $18.26
                NRC - Channel System - Incremenatl Cost - Manual Svc. Order - Disconnect - Add'l        SOMAC              $1.48
          per Interface per month                                                                       1PQE1              $4.61
                NRC - 1st                                                                               1PQE1              $15.76
                NRC - Add'l                                                                             1PQE1              $11.28
     DS1 Channelization (DS1 to DS0)
          per Channelized System per month                                                               MQ1              $177.72
                NRC - 1st                                                                                MQ1              $267.19
                NRC - Add'l                                                                              MQ1              $161.43
                NRC -1sr - Disconnect                                                                    MQ1               $34.55
                NRC -Add'l - Disconnect                                                                  MQ1               $21.14
                NRC - Channel System - Incremental Cost -  Manual Svc. Order -1st                       SOMAC              $28.13
                NRC - Channel System - Incremental Cost -  Manual Svc. Order -Add'l                     SOMAC              $13.33
                NRC - Channel System - Incremental Cost -  Manual Svc. Order - Disconnect -1st          SOMAC              $18.26
                NRC - Channel System - Incremental Cost -  Manual Svc. Order - Disconnect -Add'l        SOMAC              $1.48
     DS1 Channization Interfaces
             per OCU-DP(data) card per month(2.4-64kbps)                                                1D1DD              $2.88
                NRC - 1st                                                                               1D1DD              $15.76
                NRC - Add'l                                                                             1D1DD              $11.28
             per VG card per month                                                                      1D1VG              $1.64
                NRC - 1st                                                                               1D1VG              $15.76
                NRC - Add'l                                                                             1D1VG              $11.28
     800 ACCESS TEN DIGIT SCREENING SERVICE (7)
     800 Access Ten Digit Screening (all types), per call (8)                                            N/A               $0.00
     800 Access Ten Digit Screening Svc. W/800 No. Delivery
                per query                                                                                N/A               $0.00
                for 800 Numbers, with Optional Complex Features, per query                               N/A               $0.00
     800 Access Ten Digit Screening Svc. W/POTS No. Delivery
                per query                                                                                N/A               $0.00
                with Optional Complex Features, per query                                                N/A               $0.00
     800 Access Ten Digit Screening Svc. W/800 No. Delivery
                per message                                                                              N/A                 NA
                for 800 Numbers, w/Optional Complex Features, per message                                N/A                 NA
     800 Access Ten Digit Screening Svc. W/POTS No. Delivery
                per message                                                                              N/A                 NA
                with Optional Complex Features, per message                                              N/A                 NA
     Reservation Charge per 800 number reserved
                NRC - 1st                                                                               N8R1X              $7.05
                NRC - Addl'l                                                                            N8R1X              $0.96
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN              $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN                NA
     Per 800 # Established w/o POTS (w/800 No.) Translations
                NRC - 1st                                                                                N/A               $23.82
                NRC - Addl'l                                                                             N/A               $2.73
                NRC - Disconnect Charge - 1st                                                            N/A                 NA
                NRC - Disconnect Charge - Add'l                                                          N/A                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN              $41.35
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN                NA
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAN                NA
     Per 800 # Established with POTS Translations
                NRC - 1st                                                                               N8FTX              $23.82
                NRC - Addl'l                                                                            N8FTX              $2.73
                NRC - Disconnect Charge - 1st                                                           N8FTX                NA
                NRC - Disconnect Charge - Add'l                                                         N8FTX                NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN              $41.35
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN                NA
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAN                NA
     Customized Area of Service per 800 Number
                NRC - 1st                                                                               N8FCX              $5.63
                NRC - Addl'l                                                                            N8FCX              $2.82
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN                NA
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN                NA

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
     Multiple Inter LATA Carrier Routing per Carrier Requested per 800 #
                NRC - 1st                                                                               N8FMX             $6.59
                NRC - Addl'l                                                                            N8FMX             $3.77
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN               NA
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               NA
     Change Charge per request
                NRC - 1st                                                                               N8FAX             $8.01
                NRC - Addl'l                                                                            N8FAX             $0.96
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN             $26.94
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               NA
     Call Handling and Destination Features
                NRC - 1st                                                                               N8FDX             $5.63
                NRC - Add'l                                                                             N8FDX               NA
     LINE INFORMATION DATABASE ACCESS (LIDB)
     LIDB Common Transport per query                                                                     OQT              $0.00
     LIDB Validation per query                                                                           OQU              $0.00
     LIDB Originating Point Code Establishment or Change - NRC                                           N/A                NA
                NRC - Incremental Charge - Electronic Service Order                                      TBD              $62.26
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN             $89.20
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN               NA
     CCS7 SIGNALING TRANSPORT SERVICE
     CCS7 Signaling Connection, per link (A link) per month                                                              $155.00
                NRC                                                                                                      $510.00
                NRC - Disconnect                                                                                            NA
                NRC - Incremental Charge - Manual Service Order                                         SOMAN               NA
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAN               NA
     CCS7 Signaling Connection, per link (B link) (also known as D link) per month                                       $155.00
                NRC                                                                                                      $510.00
                NRC - Disconnect                                                                                            NA
                NRC - Incremental Charge - Manual Service Order                                         SOMAN               NA
                NRC - Incremental Charge - Manual Service Order - Disconnect                            SOMAN               NA
     CCS7 Signaling Termination, per STP port per month                                                                  $132.88
     CCS7 Signaling Usage, per ISUP message                                                                               $0.00
                (applicable when measurement and billing capability exists.)
     CCS7 Signaling Usage, per TCAP message                                                                               $0.00
                (applicable when measurement and billing capability exists.)
     CCS7 Signaling Usage Surrogate, per link per LATA per mo (9)                                                        $338.98
     CCS7 Signaling Point Code, Establishment or Change, per STP affected
                NRC                                                                                                       $62.00
     OPERATOR CALL PROCESSING
     Operator Provided Call Handling per min - Using BST LIDB                                            N/A              $1.20
                Call Completion Access Termination Charge per call attempt                               N/A                NA
     Operator Provided Call Handling per min - Using Foreign LIDB                                        N/A              $1.24
                Call Completion Access Termination Charge per call attempt                               N/A                NA
     Operator Provided Call Handling, per call                                                           N/A                NA
     Fully Automated Call Handling per call - Using BST LIDB                                             N/A              $0.11
     Fully Automated Call Handling per call - Using Foreign LIDB                                         N/A              $0.12
     Professional recording of name (OCP alone)                                                         USOD1           $7,000.00
     Professional recording of name (DA and OCP alone)                                                  USOD1           $7,000.00
     DRAM or front-end loading, per TOPS switch                                                         USOD2            $250.00
     AABS or back-end loading, per IVS                                                                  USOD2            $225.00
     EBAS or 0- automation loading, per NAV shelf                                                       USOD2            $270.00
     Recording Charge per Branded Announcement - Disconnect - Initial                                    N/A                NA
     Recording Charge per Branded Announcement - Disconnect - Subsequent                                 N/A                NA
     INWARD OPERATOR SERVICES
     Verification, per minute                                                                            N/A              $1.15
     Verification and Emergency Interrupt, per minute                                                    N/A              $1.15
     Verification, per call                                                                              VIL              $0.54
     Verification and Emergency Interrupt, per call                                                      N/A              $0.65
     DIRECTORY ASSISTANCE SERVICES
     Directory Assist Call Completion Access Svc (DACC), per call attempt                                N/A              $0.06
     Call Completion Access Term charge per completed call                                               N/A                NA
     Number Services Intercept per query                                                                 N/A              $0.01
     Number Services Intercept per Intercept Query Update                                                N/A                NA
     Directory Assistance Access Service Calls, per call                                                                  $0.26
     Professional recording of name (DA alone)                                                                          $3,000.00
     Professional recording of name (DA and OCP alone)                                                                  $7,000.00

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
     DRAM or front-end loading, per TOPS switch                                                                           $250.00
     AABS or back-end loading, per IVS                                                                                    $225.00
     EBAS or 0- automation loading, per NAV shelf                                                                         $270.00
     Recording Charge per Branded Announcement - Disconnect - Initial                                    N/A                 NA
     Recording Charge per Branded Announcement - Disconnect - Subsequent                                 N/A                 NA
     Directory Transport
     Directory Transport - Local Channel DS1, per month                                                  N/A               $35.68
                NRC - 1st                                                                                N/A              $534.48
                NRC - Add'l                                                                              N/A              $462.69
                NRC - Disconnect Charge - 1st                                                            N/A                 NA
                NRC - Disconnect Charge - Add'l                                                          N/A                 NA
                NRC - Incremental Charge-Manual Svc Order - NRC                                         SOMAN              $86.15
                NRC - Incremental Charge-Manual Svc Order - NRC-Disconnect                              SOMAN              $1.77
     Directory Transport - Dedicated DS1 Level Interoffice per mile per mo                               N/A               $0.58
     Directory Transport - Dedicated DS1 Level Interoffice per facility termination per mo               N/A               $71.29
                NRC - 1st                                                                                N/A              $217.17
                NRC - Add'l                                                                              N/A              $163.75
                NRC - Disconnect Charge - 1st                                                            N/A                 NA
                NRC - Disconnect Charge - Add'l                                                          N/A                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN              $38.07
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN              $38.07
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                      SOMAN                NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                    SOMAN                NA
     Switched Common Transport per DA Access Service per call                                            N/A               $0.00
     Switched Common Transport per DA Access Service per call per mile                                   N/A               $0.00
     Access Tandem Switching per DA Access Service per call                                              N/A               $0.00
     DA Interconnection, per DA Access Service Call                                                      N/A               $0.00
     Directory Transport-Installation NRC, per trunk or signaling connection                             N/A
                NRC - 1st                                                                                N/A             BSTs FCC 1
                NRC - Add'l                                                                              N/A             BSTs FCC 1
                NRC - Disconnect Charge - 1st                                                            N/A                 NA
                NRC - Disconnect Charge - Add'l                                                          N/A                 NA
                NRC - Incremental Charge - Manual Service Order - 1st                                   SOMAN             $407.53
                NRC - Incremental Charge - Manual Service Order - Add'l                                 SOMAN              $10.98
     Directory Assistance Database Service (DADS)
     Directory Assistance Database Service charge per listing                                            N/A               $0.04
     Directory Assistance Database Service, per month                                                   DBSOF             $126.26
     Direct Access to Directory Assistance Service (DADAS)
     Direct Access to Directory Assistance Service, per month                                           DBSDS            $6,930.00
     Direct Access to Directory Assistance Service, per query                                           DBSDA              $0.05
     Direct Access to Directory Assistance Service, svc estab charge                                    DBSDE
                NRC                                                                                     DBSDE            $1,164.00
                NRC - Disconnect                                                                        DBSDE                NA
                NRC - Incremental Charge Manual Service Order - 1st                                     SOMAN                NA
     AIN (10)
     AIN, per message                                                                                    CAM                 NA
     AIN - BellSouth AIN SMS Access Service                                                              CAM
          Service Establishment Charge, per state, initial set-up
                NRC                                                                                     CAMSE             $294.77
                NRC - Disconnect                                                                        CAMSE                NA
          Port Connection - Dial/Shared Access
                NRC                                                                                     CAMDP              $86.94
                NRC - Disconnect                                                                        CAMDP                NA
          Port Connection - ISDN Access
                NRC                                                                                     CAM1P              $86.94
                NRC - Disconnect                                                                        CAM1P                NA
          User ID Codes - per User ID Code
                NRC                                                                                     CAMAU             $200.83
                NRC - Disconnect                                                                        CAMAU                NA
          Security Card per User ID Code, initial or replacement
                NRC                                                                                     CAMRC             $172.05
                NRC - Disconnect                                                                        CAMRC                NA
          Storage, per unit (100Kb)                                                                      N/A               $0.00
          Session per minute                                                                             N/A               $0.08
          C0. Performed Session, per minute                                                              N/A               $2.08
     AIN - BellSouth AIN Toolkit Service
     AIN, Service Creation Tools                                                                        CAMBP                NA

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                          USOC             NC
------------------------------------------------------------------------------------------------------------------------------------
          Service Establishment Charge, per state, initial set-up
                NRC                                                                                       BAPSC         $290.05
                NRC - Disconnect                                                                          BAPSC            NA
          Training Session, per customer
                NRC                                                                                       BAPVX        $8,363.00
                NRC - Disconnect                                                                          BAPVX            NA
          Trigger Access Charge, per trigger, per DN, Term. Attempt
                NRC                                                                                       BAPTT          $72.76
                NRC - Disconnect                                                                          BAPTT            NA
          Trigger Access Charge, per trigger per DN, Off-Hook Delay
                NRC                                                                                       BAPTD          $72.76
                NRC - Disconnect                                                                          BAPTD            NA
          Trigger Access Charge, per trigger, per DN, Off-Hook Immediate
                NRC                                                                                       BAPTM          $72.76
                NRC - Disconnect                                                                          BAPTM            NA
          Trigger Access Charge, per trigger, per DN, 10-Digit PODP
                NRC                                                                                       BAPTO         $149.95
                NRC - Disconnect                                                                          BAPTO            NA
          Trigger Access Charge, per trigger, per DN, CDP
                NRC                                                                                       BAPTC         $149.95
                NRC - Disconnect                                                                          BAPTC            NA
          Trigger Access Charge, per trigger, per DN, Feature Code
                NRC                                                                                       BAPTF         $149.95
                NRC - Disconnect                                                                          BAPTF            NA
          Query Charge, per query                                                                          N/A           $0.02
          Type 1 Node Charge, per AIN Toolkit Subscription, per node, per query                            N/A           $0.01
     SCP Storage Charge, per SMS Access Acct, per 100 Kb                                                                 $1.45
     Monthly Report - per AIN Toolkit Service Subscription                                                BAPMS          $15.98
                NRC Manual                                                                                BAPMS          $71.80
                NRC - Disconnect                                                                          BAPMS            NA
     Special Study - per AIN Toolkit Service Subscription                                                 BAPLS          $0.08
                NRC Manual                                                                                BAPLS          $47.20
                NRC - Disconnect                                                                          BAPLS            NA
     Call Event Report - per AIN Toolkit Service Subscription                                             BAPDS          $15.90
                NRC Manual                                                                                BAPDS          $71.80
                NRC - Disconnect                                                                          BAPDS            NA
     Call Event special Study - per AIN Toolkit Service Subscription                                      BAPES          $0.003
                NRC Manual                                                                                BAPES          $47.20
                NRC - Disconnect                                                                          BAPES            NA
     CALLING NAME (CNAM) QUERY SERVICE
     CNAM (Database Owner), Per Query                                                                      N/A           $0.02
     CNAM (Non-Database Owner), Per Query *                                                                N/A           $0.01
                NRC, applicable when CLEC-1 uses the Character Based User Interface (CHUI) method
                to transmit the names to the BellSouth CNAM database                                       N/A          $595.00
     * Volume and term arrangements are also available.
     DARK FIBER
     Per four fiber strands, per route mile or fraction thereof, per month                                1L5DF          $49.88
                NRC - 1st                                                                                 1L5DF        $2,277.00
                NRC - Add'l                                                                               1L5DF         $733.08
                NRC - Disconnect - 1st                                                                    UBNAX            NA
                NRC - Disconnect - Add'l                                                                  UBNAX            NA
     Per four fiber strands, per route foot or fraction thereof, per month                                UBNAX            NA
                NRC - 1st                                                                                 UBNAX            NA
                NRC - Add'l                                                                               UBNAX            NA
                NRC - Disconnect - 1st                                                                    UBNAX            NA
                NRC - Disconnect - Add'l                                                                  UBNAX            NA
     SELECTIVE ROUTING (11)
     Per Line or PBX Trunk, each                                                                                           NA
                NRC                                                                                                        NA
     Customized routing per unique line class code, per request, per switch                                                NA
                NRC                                                                                       USRCR         $229.65
                NRC - Incremental Charge - Manual Service Order                                                            NA

     NOTES:
     If no rate is identified in the contract, the rate for the specific service or function will be as set forth in applicable BellSouth tariff or as negotiated by the parties upon request by either party.

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR NETWORK ELEMENTS
--------------------------------------------------------------------------------------------------------------



  DESCRIPTION                                                                     USOC                NC
--------------------------------------------------------------------------------------------------------------

1 In states where a specific NRC for customer transfer, feature additions and changes is not stated, the applicable NRC from the appropriate tariff applies.

2 Transmission/usage charges associated with POTS circuit switched usage will also apply to circuit switched voice and/or circuit switched data transmission by B-Channels associated with 2-wire ISDN ports.

3 Access to B Channel or D Channel Packet capabilities will be avail- able only through BFR/New Business Request Process. Rates for the packet capabilities will be determined via the Bona Fide Request/New Business Request Process.

4 This rate element is for those states which have a specific rate for User Profile per B Channel.

5 When CLEC buys the switch at the network element rate it will receive vertical services at no additional charge, but when it buys combinations of elements to produce a BellSouth retail service, and thus comes under the resale pricing provisions, it must also pay the wholesale rate for vertical services, if those services are in the retail tariff on the effective date of the agreement. Vertical services which are not in the retail tariff but which can be provided by the switch will be available at no additional charges. (NC)

6 This rate element is for use in those states with a different rate for additional minutes of use.

7 BellSouth and CLEC shall negotiate rates for this offering. If agreement is not reached within sixty (60) days of the Effective Date, either party may petition the Florida PSC to settle the disputed charge or charges. (FL)

8 This rate element is for those states w/o separate rates for 800 calls with 800 No. Delivery vs. POTS No. Delivery and calls with Optional Complex Features vs. w/o Optional Complex Features.

9 This charge is only applicable where signaling usage measurement or billing capability does not exist.

10  Prices for AIN to be determined upon development of mediation device. (TN)

11 Price for Line Class Codes for Selective Routing shall be determined by the TRA. (TN)

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR LOCAL CONNECTION
------------------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                                     USOC                NC
------------------------------------------------------------------------------------------------------------------------------------
     LOCAL INTERCONNECTION (CALL TRANSPORT AND TERMINATION)
          End Office Switching, per mou                                                                    N/A       $0.0017
          Direct Local Interconnection, per mou (same as End Office Switching in FL & LA)                               NA
          Tandem Switching, per mou                                                                        N/A       $0.0009
          Tandem Switching (assumes 5 miles of transport per mou)                                          N/A          NA
          Tandem Local Interconnection, per mou (includes end office switching element)                                 NA
          Multiple Tandem Switching, per mou (applies to initial tandem only), effective 10/99                          NA
          Local Intermediary, per mou (applies to transit only)                                                         NA
             All terms and conditions, as well as charges, both non-recurring and recurring, associated with interconnecting trunk groups between
             BellSouth and CLEC-1 shall be as set forth in
             BSTtState.AccesshTariffoRatese BellSouth intrastate access tariff.
          Tandem Intermediary Charge, per mou* N/A NA
             *(This charge is applicable only to intermediary traffic and is applied in addition to applicable switching and/or interconnection charges.)
     INTEROFFICE TRANSPORT
     Common (Shared) Transport
          Common (Shared) Transport per mile per mou                                                       N/A       $0.00001
          Common (Shared) Transport Facilities Termination per mou                                         N/A       $0.00034
     Interoffice Transport - Dedicated - VG
          Interoffice Transport - Dedicated - 2-Wire VG - per mile                                        1L5XF      $0.02820
          Interoffice Transport - Dedicated - 2-Wire VG - facilities termination per month                1L5XF       $18.00
                 NRC - 1st                                                                                1L5XF      $137.48
                 NRC - Add'l                                                                              1L5XF       $52.58
                 NRC - Disconnect Charge - 1st                                                            1L5XF         NA
                 NRC - Disconnect Charge - Add'l                                                          1L5XF         NA
                 NRC - Incremental Charge - Manual Service Order - 1st                                    SOMAC       $38.07
                 NRC - Incremental Charge - Manual Service Order - Add'l                                  SOMAC       $38.07
                 NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                       SOMAC         NA
                 NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                     SOMAC         NA
     Interoffice Transport - Dedicated - DS0 - 56/64 KBPS
          Interoffice Transport - Dedicated - DS0 - per mile per month                                    1L5XK      $0.02820
          Interoffice Transport - Dedicated - DS0 - facilities termination per month                      1L5XK       $17.40
                 NRC - 1st                                                                                1L5XK      $137.48
                 NRC - Add'l                                                                              1L5XK       $52.58
                 NRC - Disconnect Charge - 1st                                                            1L5XK         NA
                 NRC - Disconnect Charge - Add'l                                                          1L5XK         NA
                 NRC - Incremental Charge - Manual Service Order - 1st                                    SOMAC       $38.07
                 NRC - Incremental Charge - Manual Service Order - Add'l                                  SOMAC       $38.07
                 NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                       SOMAC         NA
                 NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                     SOMAC         NA
     Interoffice Transport - Dedicated - DS1
          Interoffice Transport - Dedicated - DS1 - per mile per month                                    1L5XL      $0.57530
          Interoffice Transport - Dedicated - DS1 - facilities termination per month                      1L5XL       $71.29
                 NRC - 1st                                                                                1L5XL      $217.17
                 NRC - Add'l                                                                              1L5XL      $163.75
                 NRC - Disconnect Charge - 1st                                                            1L5XL         NA
                 NRC - Disconnect Charge - Add'l                                                          1L5XL         NA
                 NRC - Incremental Charge - Manual Service Order - 1st                                    SOMAC       $38.07
                 NRC - Incremental Charge - Manual Service Order - Add'l                                  SOMAC       $38.07
                 NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                       SOMAC         NA
                 NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                     SOMAC         NA
     Interoffice Transport - Dedicated - DS3
          Interoffice Transport - Dedicated - DS3 - per mile per month                                    1L5XM       $12.98
          Interoffice Transport - Dedicated - DS3 - facilities termination per month                      1L5XM      $720.38
                 NRC - 1st                                                                                1L5XM      $794.94
                 NRC - Add'l                                                                              1L5XM      $579.55
                 NRC - Disconnect Charge - 1st                                                            1L5XM         NA
                 NRC - Disconnect Charge - Add'l                                                          1L5XM         NA
                 NRC - Incremental Charge - Manual Service Order - 1st                                    SOMAC       $91.26
                 NRC - Incremental Charge - Manual Service Order - Add'l                                  SOMAC       $91.26
                 NRC - Incremental Charge - Manual Service Order - Disconnect - 1st                       SOMAC         NA
                 NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l                     SOMAC         NA
     Local Channel - Dedicated
     Local Channel - Dedicated - 2-Wire VG                                                                TEFV2       $14.82
                 NRC - 1st                                                                                TEFV2      $553.80
                 NRC - Add'l                                                                              TEFV2       $89.69
                 NRC - Disconnect Charge - 1st                                                            TEFV2         NA
                 NRC - Disconnect Charge - Add'l                                                          TEFV2         NA
                 NRC - Incremental Charge - Manual Service Order - 1st                                    SOMAC       $42.17
                 NRC - Incremental Charge - Manual Service Order - Add'l                                  SOMAC       $12.76

                                                                   Attachment 11
                                                                         Table 1

                           RATES FOR LOCAL CONNECTION
-----------------------------------------------------------------------------------------------------------------------
     DESCRIPTION                                                                         USOC                NC
-----------------------------------------------------------------------------------------------------------------------
                 NRC - Incremental Charge - Manual Service Order - Disconnect            SOMAC              NA
     Local Channel - Dedicated - 4-Wire VG                                                                $15.87
                 NRC - 1st                                                               TEFV4           $562.23
                 NRC - Add'l                                                             TEFV4            $92.67
                 NRC - Disconnect Charge - 1st                                           TEFV4              NA
                 NRC - Disconnect Charge - Add'l                                         TEFV4              NA
                 NRC - Incremental Charge - Manual Service Order - 1st                   SOMAC            $42.17
                 NRC - Incremental Charge - Manual Service Order - Add'l                 SOMAC            $12.76
                 NRC - Incremental Charge - Manual Service Order - Disconnect            SOMAC              NA
     Local Channel - Dedicated - DS1                                                     TEFHG            $35.68
                 NRC - 1st                                                               TEFHG           $534.48
                 NRC - Add'l                                                             TEFHG           $462.69
                 NRC - Disconnect Charge - 1st                                           TEFHG              NA
                 NRC - Disconnect Charge - Add'l                                         TEFHG              NA
                 NRC - Incremental Charge - Manual Service Order - 1st                   SOMAC            $86.15
                 NRC - Incremental Charge - Manual Service Order - Add'l                 SOMAC            $1.77
                 NRC - Incremental Charge - Manual Service Order - Disconnect            SOMAC              NA
     Local Channel - Dedicated - DS3                                                     TEFHJ           $498.87
                 NRC - 1st                                                               TEFHJ           $562.25
                 NRC - Add'l                                                             TEFHJ           $527.88
                 NRC - Disconnect Charge - 1st                                           TEFHJ              NA
                 NRC - Disconnect Charge - Add'l                                         TEFHJ              NA
                 NRC - Incremental Charge - Manual Service Order - 1st                   SOMAC            $56.25
                 NRC - Incremental Charge - Manual Service Order - Add'l                 SOMAC            $56.25
                 NRC - Incremental Charge - Manual Service Order - Disconnect - 1st      SOMAC              NA
                 NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l    SOMAC              NA

     NOTES:

     If no rate is identified in the contract, the rate for the specific service or function will be as set forth in applicable BellSouth tariff or as negotiated by the parties upon request by either party.

                                                                   Attachment 11
                                                                         Table 1
--------------------------------------------------------------------------------
                          Rates for Number Portability
--------------------------------------------------------------------------------
     DESCRIPTION                                                                               USOC                    NC
     INTERIM SERVICE PROVIDER NUMBER PORTABILITY - RCF (1) (2)
     RCF, per number ported (Business Line), 10 paths                                         TNPBL                  $2.25
     RCF, per number ported (Residence Line), 6 paths                                         TNPRL                  $1.15
     RCF, per number ported (Business Line)                                                   TNPBL                  $1.66
                NRC                                                                           TNPBL                  $0.71
                NRC - Disconnect Charge                                                       TNPBL                  $0.50
     RCF, per number ported (Residence Line)                                                  TNPRL                  $1.66
                NRC                                                                           TNPRL                  $0.71
                NRC - Disconnect Charge                                                       TNPRL                  $0.50
     RCF, add'l capacity for simultaneous call forwarding, per additional path                 N/A                   $0.32
     RCF, per service order, per location                                               (++) Bus = TNPBD
                                                                                           Res = TNPRD
                NRC - 1st                                                                     TNP++                  $2.73
                NRC - Add'l                                                                   TNP++                  $2.73
                NRC - Disconnect - 1st                                                        TNP++                    NA
                NRC - Disconnect - Add'l                                                      TNP++                    NA
                NRC - Incremental Charge - Manual Service Order - 1st                         SOMAN                  $43.07
                NRC - Incremental Charge - Manual Service Order - Add'l                       SOMAN                  $43.07
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st            SOMAN                    NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l          SOMAN                    NA
     INTERIM SERVICE PROVIDER NUMBER PORTABILITY - DID
     DID per number ported, Residence - NRC                                                   TNPDR                  $2.25
     DID per number ported, Residence - NRC - Disconnect                                      TNPDR                    NA
     DID per number ported, Business - NRC                                                    TNPDB                  $2.25
     DID per number ported, Business - NRC - Disconnect                                       TNPDB                    NA
     DID per service order, per location
                NRC - 1st                                                                     TNPRD                  $2.73
                NRC - Add'l                                                                   TNPRD                  $2.73
                NRC - Disconnect - 1st                                                        TNPRD                    NA
                NRC - Disconnect - Add'l                                                      TNPRD                    NA
                NRC - Incremental Charge - Manual Service Order - 1st                         SOMAN                  $43.07
                NRC - Incremental Charge - Manual Service Order - Add'l                       SOMAN                  $43.07
                NRC - Incremental Charge - Manual Service Order - Disconnect - 1st            SOMAN                    NA
                NRC - Incremental Charge - Manual Service Order - Disconnect - Add'l          SOMAN                    NA
     DID, per trunk termination, Initial                                                      TNPT2                  $11.43
     DID, per trunk termination, Initial - NRC                                                TNPT2                 $217.88
     DID, per trunk termination, Initial - Disconnect                                         TNPT2                    NA
     DID, per trunk termination, Subsequent                                                   TNPT2                  $11.43
     DID, per trunk termination, Subsequent - NRC                                             TNPT2                  $73.56
     DID, per trunk termination, Subsequent - Disconnect                                      TNPT2                    NA

NOTES:
--------------------------------------------------------------------------------
If no rate is identified in the contract, the rate for the specific service or function will be as set forth in applicable BellSouth tariff or as negotiated by the Parties upon request by either Party.
--------------------------------------------------------------------------------
1 Until the FCC issues its order implementing a cost recovery mechanism for permanent number portability, the Company will track its costs of providing interim SPNP with sufficient detail to verify the costs. This will facilitate the Florida PSCs consideration of the recovery of these costs in Docket 950737-TP. (FL)
--------------------------------------------------------------------------------
2 BellSouth and CLEC will each bear their own costs of providing remote call forwarding as an interim number portability option. (KY)
--------------------------------------------------------------------------------

                                                                   Attachment 11
                                                                         Table 1

                     Rates for ODUF/EODUF/ADUF/CMDS and CNAM
--------------------------------------------------------------------------------
     DESCRIPTION                                                 USOC      NC
     ODUF/EODUF/ADUF/CMDS
     ODUF:  Recording, per message                                N/A    $0.008
     ODUF:  Message Processing, per message                       N/A    $0.004
     EODUF:  Message Processing, per message                      N/A    $0.004
     ADUF:  Message Processing, per message                       N/A    $0.004
     CMDS:  Message Processing, per message                       N/A    $0.004
     ODUF:  Message Processing, per magnetic tape provisioned     N/A    $54.95
     EODUF:  Message Processing, per magnetic tape provisioned    N/A    $47.30
     ADUF:  Message Processing, per magnetic tape provisioned     N/A    $54.95
     ODUF:  Data Transmission (CONNECT:DIRECT), per message       N/A    $0.001
     EODUF:  Data Transmission (CONNECT:DIRECT), per message      N/A  $0.0000364
     ADUF:  Data Transmission (CONNECT:DIRECT), per message       N/A    $0.001
     CMDS:  Data Transmission (CONNECT:DIRECT), per message       N/A    $0.001
     CALLING NAME (CNAM) QUERY SERVICE
     CNAM (Database Owner), Per Query                             N/A    $0.016
     CNAM (Non-Database Owner), Per Query *                       N/A     $0.01
           NRC, applicable when CLEC-1 uses the Character Based
           User Interface (CHUI) method to transmit the names
           to the BellSouth CNAM database                         N/A    $595.00
     * Volume and term arrangements are also available.
--------------------------------------------------------------------------------
     NOTES:

If no rate is identified in the contract,  the rate for the specific  service or function will be as set forth in applicable BellSouth tariff or as negotiated by the parties upon request by either party.
--------------------------------------------------------------------------------

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

                                                                   Attachment 11
                                                                         Table 1

DESCRIPTION                                                                                                           USOC      NC
-----------------------------------------------------------------------------------------------------------------------------------
UNBUNDLED LOOP COMBINATIONS
Unbundled Loop/Port Combinations

  UNBUNDLED LOOP BILLING USOC (REQUIRES ONE PER PORT)                                                                 UEPLX
  LOCAL NUMBER PORTABILITY (REQUIRES ONE PER PORT)                                                                    LNPCX
  CURRENTLY COMBINED LOOP/PORT COMBINATIONS

  2-Wire Voice Grade Loop with 2-Wire Line Port

  RC - 2-Wire Voice Grade Loop with 2-Wire Line Port, Statewide                                                        TBD   $16.46
  RC - 2- Wire Voice Grade Loop                                                                                       UEPLX  Note 1
  RC - Exchange Port - 2-Wire Line Port                                                                                TBD   Note 1
  NRC - 2-Wire Voice Grade Loop/Line Port Combination - 1st                                                           USACC  $2.77
  NRC - 2-Wire Voice Grade Loop/Line Port Combination - Add'l                                                         USACC  $0.40
  NRC - 2-Wire Voice Grade Loop/Line Port Combination - Incremental Cost - Manual Service Order - 1st                  TBD   $40.18
  NRC - 2-Wire Voice Grade Loop/Line Port Combination -  Incremental Cost - Manual Service Order - Add'l               TBD   $9.45
  NRC- 2 Wire Voice Grade Loop/Line Port Combination - Subsequent Database Update                                      TBD   $1.42
  NRC- 2 Wire Voice Grade Loop/Line Port Combination - Subsequent Database Update - Incremental Manual Service Order   TBD   $10.27
  2- Wire Voice Grade Loop with 2 -Wire DID Trunk Port
  RC- 2 Wire Voice Grade Loop with 2 - Wire Line Port                                                                  TBD   $23.79
  NRC- 2- Wire Voice Grade Loop with 2- Wire Line Port - 1st                                                           TBD   $13.26
  NRC- 2- Wire Voice Grade Loop with 2- Wire Line Port - Addl                                                          TBD   $8.39
  NRC- 2- Wire Voice Grade Loop with 2- Wire Line Port - Incremental Cost- Manual Service Order - 1st                  TBD   $53.89
  NRC- 2- Wire Voice Grade Loop with 2- Wire Line Port - Incremental Cost- Manual Service Order - Addl                 TBD   $11.34
  2-Wire ISDN Digital Grade Loop with 2-wire ISDN Digital Port
  RC- 2-Wire ISDN Digital Grade Loop with 2-wire ISDN Digital Port                                                     TBD   $43.45
  NRC - 2-Wire ISDN Digital Grade Loop/2-wire ISDN Digital Port - 1st conversion                                      USACB $174.35
  NRC - 2-Wire ISDN Digital Grade Loop/2-wire ISDN Digital Port - Add'l conversion                                    USACB $174.35
  NRC - 2-Wire ISDN Digital Grade Loop/2-wire ISDN Digital Port - Non Feature Subsequent Activity                     USASB $286.15
  4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port
  RC - 4-Wire DS1 Digital  Loop with 4-Wire ISDN DS1 Digital Trunk Port                                                TBD  $241.72
  NRC -4-Wire DS1 Digital  Loop with 4-Wire ISDN DS1 Digital Trunk Port - 1st                                          TBD  $481.51
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Addl                                          TBD  $481.51
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Channel Activation - Per Channel   TBD   $36.92
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Inward/2way Telephone Numbers      TBD   $1.17
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Outward Telephone Numbers          TBD   $28.17
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Inward Telephone Numbers           TBD   $56.33
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Service Order Per Order            TBD  $255.25
  4-Wire DS1 Digital Loop with 4-Wire DID Trunk Port
  RC - 4-Wire DS1 Digital  Loop with 4-Wire DID Trunk Port                                                             TBD  $186.23
  NRC -4-Wire DS1 Digital  Loop with 4-Wire DID Trunk Port - 1st                                                       TBD  $490.38
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Addl                                          TBD  $490.38
  NRC -4-Wire DS1 Digital Loop with 4-Wire DIDTrunk Port - Subsequent Channel Activation - Per Channel                 TBD  $146.91
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Telephone Numbers                  TBD  $120.96
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Signaling Changes                  TBD   $29.65
  NRC -4-Wire DS1 Digital Loop with 4-Wire ISDN DS1 Digital Trunk Port - Subsequent Service Order Per Order            TBD  $127.63

   Note 1 - In the absence of ordered rates by a State
   Commission, the rates for Currently Combined combinations of loop and port network elements will be the sum of the stand alone recurring rates of the UNEs which make up the combinations.

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